UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23117

JPMorgan Trust IV

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2021 through December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Report. Not Applicable. Notices do not incorporate disclosures from the shareholder reports.

Semi-Annual Report

J.P. Morgan Large Cap Funds

December 31, 2021 (Unaudited)

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Equity Premium Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Hedged Equity 2 Fund

JPMorgan Hedged Equity 3 Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Applied Data Science Value Fund

(formerly known as JPMorgan Intrepid Value Fund)

JPMorgan U.S. Equity Fund

JPMorgan U.S. GARP Equity Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Research Enhanced Equity Fund

JPMorgan U.S. Sustainable Leaders Fund

JPMorgan U.S. Value Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

FEBRUARY 8, 2022 (UNAUDITED)

Dear Shareholders,

U.S. equities led the year-long rally in developed market stocks as the global economic rebound advanced through 2021. While financial market volatility, a resurgence in the pandemic and accelerating inflation have carried into 2022, we believe that the outlook for the overall U.S. economy remains positive.

“Throughout the year ahead, J.P. Morgan Asset Management plans to seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.” — Andrea L. Lisher

A surge in U.S. consumer wealth — partly tied to rising values for homes and autos — and quarterly growth in corporate earnings have helped to bolster U.S. financial markets that were already well-supported by monetary and fiscal policies. Over the course of the past year, the U.S. jobless rate fell to pre-pandemic levels and reached 3.9% in December. At the same time, inflation has climbed significantly. The U.S. Federal Reserve (the “Fed”) has tapered its monthly asset purchasing program and indicated that it’s likely to raise interest rates as early as March 2022.

While rising interest rates may mark another phase of the economic cycle that presents financial markets with new challenges and opportunities, they may also signal a return to a more normal economic environment following two years of historically low rates. Meanwhile, the path of the pandemic remains a factor in the U.S. economy. Recent data suggest the increase in new infections in late 2021 and into 2022 had some impact on the U.S. economy — though job growth remained strong — but there is hope that the latest pandemic wave may recede in coming months. Additionally, there is hope that rising prices on commodities and goods will moderate as supply chain constraints ease over time and the Fed moves generally to tamp down inflationary pressures. We expect the U.S. economy to continue expanding in 2022, even if the pace of the expansion eases from 2021.

Throughout the year ahead, J.P. Morgan Asset Management plans to seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

Overall, U.S. equity markets generated post positive returns in the second half of 2021 with continued monetary and fiscal support as well as strong consumer spending and record corporate profits. Despite historically high equity valuations in the U.S., the S&P 500 Index posted at least one record-high closing in each month during the period. Notably, the emergence of the omicron variant of COVID-19 in the final months of 2021 led to higher volatility in financial markets and weighed on global petroleum prices.

The first months of the period saw strong upward momentum in U.S. equity prices after second quarter 2021 results showed record-high earnings and revenue from U.S. companies. However, equity markets ended the month of September lower amid investor concerns about global supply chain disruptions, inflationary pressure and the ongoing pandemic. Additionally, the U.S. Federal Reserve set an initial schedule for tapering off its monthly bond purchases and indicated it may raise interest rates in late 2022 or early 2023.

In October, oil prices began to rise and equity markets resumed their broad upward trajectory only to stall again in November and then ended December with higher returns. While a resurgence in pandemic infections raised investor concerns about the reimposition of some social restrictions and their potential impact on specific industries and individual companies, the economic backdrop remained positive overall with a strong labor market, surging corporate profits and a boom in U.S. consumer wealth.

Overall, the real estate and information technology sectors provided the largest returns during the six month period, while communication services and industrials sectors provided the smallest returns but were still positive for the period. Within large cap equity, growth stocks outperformed value stocks. For the six months ended December 31, 2021, the S&P 500 Index returned 11.67%; the Russell 1000 Index returned 10.01%, the Russell 1000 Growth Index returned 12.93% and the Russell 1000 Value Index returned 6.93%.

2	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	8.77%
S&P 500 Index	11.67%

Net Assets as of 12/31/2021 (In Thousands)	$144,338

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2021.

The Fund’s security selection in the consumer discretionary and information technology sectors was the leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and real estate sectors was the leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Gap Inc. and Global Payments Inc. and its underweight position in Tesla Inc. Shares of Gap, a retailer of brand name apparel, fell after the company reported lower-than-expected earnings and revenue for the third quarter amid supply chain bottlenecks. Shares of Global Payments, a digital payments platform provider, fell amid a general pullback in financial technology subsector stocks and the company’s lower-than-expected forecast for full year 2021 results. Shares of Tesla, a producer of electric vehicles and battery systems, rose after the company reported better-than-expected production and deliveries during the period.

Leading individual contributors to relative performance included the Fund’s overweight positions in AutoZone Inc., Advanced Micro Devices Inc. and DexCom Inc. Shares of AutoZone, an automotive parts retailer, rose amid consecutive quarters of better-than-expected earnings and revenue, as well as large share repurchase programs during the period. Shares of Advanced Micro Devices, a semiconductor manufacturer, rose after the company reported better-than-expected earnings and sales for the third quarter of 2021 and issued a better-than-expected forecast for the fourth quarter of 2021. Shares of DexCom, a manufacturer of diabetes monitoring devices, rose after the company reported better-than-expected earnings and revenue for both the second and third quarters of 2021, as well as a better-than-expected forecast for full-year 2021 results.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest positions were in the information technology and financials sectors and the Fund’s smallest positions were in the utilities and consumer staples sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	6.3%
2.	Microsoft Corp.	6.0
3.	Alphabet, Inc., Class C	4.8
4.	Amazon.com, Inc.	3.6
5.	Weyerhaeuser Co.	3.3
6.	Loews Corp.	3.3
7.	Berkshire Hathaway, Inc., Class B	3.1
8.	Bank of America Corp.	3.1
9.	UnitedHealth Group, Inc.	3.0
10.	AutoZone, Inc.	2.9

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	25.4%
Financials	14.4
Health Care	12.8
Consumer Discretionary	12.2
Communication Services	8.1
Industrials	6.8
Real Estate	4.9
Materials	4.1
Energy	3.8
Consumer Staples	2.7
Utilities	2.0
Short-Term Investments	2.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 29, 2011
With Sales Charge**		2.91%	18.97%	17.43%	16.13%
Without Sales Charge		8.61	25.57	18.70	16.76
CLASS C SHARES	July 29, 2011
With CDSC***		7.34	23.97	18.12	16.28
Without CDSC		8.34	24.97	18.12	16.28
CLASS I SHARES	July 29, 2011	8.77	25.90	19.00	17.05
CLASS R6 SHARES	October 1, 2018	8.91	26.24	19.20	17.15

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Focus Fund and the S&P 500 Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through July 31, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	7.63%
Russell 1000 Value Index	6.93%

Net Assets as of 12/31/2021 (In Thousands)	$51,111,026

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2021.

The Fund’s security selection in the industrials sector and its underweight position in the communication services sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the health care sector and its underweight position in the real estate sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Home Depot Inc. and Microsoft Corp., and its overweight position in Dover Corp. Shares of Home Depot, a home improvement retail chain, rose after the company reported strong sales growth and better-than-expected earnings and revenue for the third quarter of 2021. Shares of Microsoft, a software and technology services provider, rose amid investor demand for large technology companies during the period. Shares of Dover, a maker of industrial equipment and sensors, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2021 and raised its forecast for full year 2021 results.

Leading individual detractors from relative performance included the Fund’s overweight positions in Gap Inc., Medtronic PLC and Bristol-Myers Squibb Co. Shares of Gap, a retailer of brand name apparel, fell after the company reported lower-than-expected earnings and revenue for the third quarter amid supply chain bottlenecks. Shares of Medtronic, a medical technology manufacturer, fell after the company reported lower-than-expected revenue for its fiscal second quarter of 2021 and disclosed it had received a warning letter from the U.S. Food and Drug Administration following the company’s recall of insulin infusion pumps. Shares of Bristol-Myers Squibb, a pharmaceutical manufacturer, fell amid investor expectations the company would seek to acquire Aurinia Pharmaceuticals Inc.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations had the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	UnitedHealth Group, Inc.	3.0%
2.	ConocoPhillips	2.5
3.	Bank of America Corp.	2.4
4.	BlackRock, Inc.	2.3
5.	Comcast Corp., Class A	2.1
6.	PNC Financial Services Group, Inc. (The)	2.1
7.	Bristol-Myers Squibb Co.	2.0
8.	CME Group, Inc.	2.0
9.	Raytheon Technologies Corp.	2.0
10.	Analog Devices, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Financials	22.8%
Health Care	16.6
Industrials	14.6
Information Technology	9.1
Consumer Staples	8.8
Consumer Discretionary	7.5
Energy	5.7
Utilities	4.0
Materials	3.2
Communication Services	2.9
Real Estate	2.8
Short-Term Investments	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		1.85%	18.29%	11.44%	12.46%
Without Sales Charge		7.50	24.82	12.65	13.07
CLASS C SHARES	November 4, 1997
With CDSC***		6.21	23.24	12.10	12.62
Without CDSC		7.21	24.24	12.10	12.62
CLASS I SHARES	July 2, 1987	7.63	25.13	12.96	13.36
CLASS R2 SHARES	February 28, 2011	7.35	24.52	12.37	12.78
CLASS R3 SHARES	September 9, 2016	7.50	24.84	12.67	13.07
CLASS R4 SHARES	September 9, 2016	7.63	25.14	12.95	13.36
CLASS R5 SHARES	February 28, 2011	7.70	25.29	13.13	13.56
CLASS R6 SHARES	January 31, 2012	7.76	25.44	13.23	13.64

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar than those shown because Class R3 Shares currently have the same expenses as Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Income Fund and the Russell 1000 Value

Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

JPMorgan Equity Premium Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	8.74%
S&P 500 Index	11.67%
ICE BofAML 3-Month U.S. Treasury Bill Index	0.02%

Net Assets as of 12/31/2021 (In Thousands)	$2,141,945

INVESTMENT OBJECTIVE**

The JPMorgan Equity Premium Income Fund (the “Fund”) seeks current income while maintaining prospects for capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) and outperformed the ICE BofAML 3-Month U.S. Treasury Bill Index for the six months ended December 31, 2021.

The Fund’s underweight position in the information technology sector and its security selection in the consumer discretionary sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the industrials and financials sectors was a leading contributor to relative performance.

Leading individual detractors from performance relative to the Benchmark included the Fund’s underweight positions in Tesla Inc., Apple Inc. and Nvidia Corp. Shares of Tesla, a producer of electric vehicles and battery systems that was not held in the Fund, rose after the company reported better-than-expected production and deliveries during the period. Shares of Apple, a provider of computers, mobile devices and related services, rose amid consecutive quarters of record earnings and strong demand for mobile phones. Shares of Nvidia, a semiconductor maker not held in the Fund, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2021 amid growth in sales to the data center and gaming industries.

Leading individual contributors to relative performance included the Fund’s overweight position in Old Dominion Freight Line Inc. and its underweight positions in PayPal Holdings Inc. and Amazon.com Inc. Shares of Old Dominion Freight Inc., a trucking and transport provider, rose after the company reported better-than-expected earnings and revenue for the third quarter amid a surge in demand for its services. Shares of PayPal Holdings, a digital payments platform provider not held in the Fund, fell after the company issued a lower-than-expected earnings forecast for the third quarter of 2021 and amid general weakness in financial technology stocks. Shares of Amazon.com, an online retailer and services provider, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2021 and issued a lower-than-expected forecast for the fourth quarter of 2021.

HOW WAS THE FUND POSITIONED?

The Fund seeks to generate income through a combination of selling options and investing in large cap stocks and delivering monthly income from associated option premiums and stock dividends. The Fund’s portfolio managers employed a proprietary research process designed to identify what they believed were overvalued and undervalued stocks with attractive risk/return characteristics.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Equity Premium Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	UBS AG, ELN, 40.24%, 2/7/2022, (linked to S&P 500 Index) (Switzerland)	2.1%
2.	Credit Suisse AG, ELN, 42.00%, 2/4/2022, (linked to S&P 500 Index) (Switzerland)	1.9
3.	Barclays Bank plc, ELN, 48.30%, 1/14/2022, (linked to S&P 500 Index) (United Kingdom)	1.8
4.	Bank of Montreal, ELN, 47.00%, 1/18/2022, (linked to S&P 500 Index) (Canada)	1.7
5.	Accenture plc, Class A	1.7
6.	Old Dominion Freight Line, Inc.	1.6
7.	Microsoft Corp.	1.6
8.	GS Finance Corp., ELN, 50.02%, 1/31/2022, (linked to S&P 500 Index)	1.6
9.	DTE Energy Co.	1.6
10.	Alphabet, Inc., Class A	1.6

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Health Care	12.1%
Information Technology	11.9
Industrials	11.8
Consumer Staples	10.8
Financials	8.8
Consumer Discretionary	7.6
Utilities	7.2
Communication Services	6.0
Materials	3.4
Real Estate	3.1
Energy	0.7
Other***	16.3
Short-Term Investments	0.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Equity-Linked Notes that are linked to the S&P 500 Index.
ELN	Equity-Linked Note

8	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2018
With Sales Charge**		2.92%	14.64%	9.67%
Without Sales Charge		8.60	20.99	11.45
CLASS C SHARES	August 31, 2018
With CDSC***		7.33	19.39	10.90
Without CDSC		8.33	20.39	10.90
CLASS I SHARES	August 31, 2018	8.74	21.28	11.71
CLASS R5 SHARES	August 31, 2018	8.82	21.46	11.87
CLASS R6 SHARES	August 31, 2018	8.87	21.58	11.99

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/18 to 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2018.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Premium Income Fund, the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index from August 31, 2018 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through April 7, 2019, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Hedged Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	4.32%
S&P 500 Index	11.67%

Net Assets as of 12/31/2021 (In Thousands)	$19,555,808

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2021. The Fund’s security selection in the pharmaceutical/medical technology and telecommunications sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the technology and media sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Pfizer Inc. and its overweight positions in Zimmer Biomet Holdings Inc. and Texas Instruments Inc. Shares of Pfizer, a pharmaceutical manufacturer, rose amid a resurgence in the pandemic in late 2021 and the U.S. Food and Drug Administration’s approval of the company’s COVID-19 pill. Shares of Zimmer Biomet Holdings, a medical device manufacturer, fell amid investor expectations that the resurgence of the pandemic in late 2021 may reduce demand for elective surgeries. Shares of Texas Instruments, a semiconductor manufacturer, fell after the company reported lower-than-expected revenue for the third quarter of 2021.

Leading individual contributors to relative performance included the Fund’s underweight positions in Adobe Inc., PayPal Holdings Inc. and Intel Corp. Shares of Adobe, a digital marketing and media provider not held in the Fund, fell after the company issued a weaker-than-expected forecast in December 2021. Shares of PayPal Holdings, a digital payments platform provider, fell after the company issued a lower-than-expected earnings forecast for the third quarter of 2021 and amid general weakness in financial technology stocks. Shares of Intel, a semiconductor manufacturer, fell after the company issued a weaker-than-expected earnings forecast with its third quarter 2021 results.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	6.6%
2.	Apple, Inc.	6.4
3.	Amazon.com, Inc.	3.7
4.	Alphabet, Inc., Class A	2.6
5.	Alphabet, Inc., Class C	1.9
6.	Tesla, Inc.	1.9
7.	Meta Platforms, Inc., Class A	1.9
8.	S&P 500 Index 3/31/2022 at USD 4,510.00, European Style	1.7
9.	NVIDIA Corp.	1.5
10.	UnitedHealth Group, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	26.6%
Consumer Discretionary	12.9
Health Care	12.3
Financials	9.8
Communication Services	9.2
Industrials	7.6
Consumer Staples	4.2
Energy	2.5
Real Estate	2.4
Utilities	2.3
Materials	2.2
Put Options Purchased	1.7
Short-Term Investments	6.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

10	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
With Sales Charge**		(1.25)%	7.21%	8.95%	7.83%
Without Sales Charge		4.20	13.13	10.14	8.56
CLASS C SHARES	December 13, 2013
With CDSC***		2.93	11.60	9.59	8.02
Without CDSC		3.93	12.60	9.59	8.02
CLASS I SHARES	December 13, 2013	4.32	13.43	10.41	8.83
CLASS R5 SHARES	December 13, 2013	4.42	13.62	10.59	9.02
CLASS R6 SHARES	December 13, 2013	4.48	13.72	10.68	9.10

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index from December 13, 2013 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Hedged Equity 2 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	7.29%
S&P 500 Index	11.67%

Net Assets as of 12/31/2021 (In Thousands)	$3,893,228

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity 2 Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2021.

The Fund’s security selection in the pharmaceutical/medical technology and telecommunications sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the technology and media sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Pfizer Inc. and its overweight positions in Zimmer Biomet Holdings Inc. and Texas Instruments Inc. Shares of Pfizer, a pharmaceutical manufacturer, rose amid a resurgence in the pandemic in late 2021 and the U.S. Food and Drug Administration’s approval of the company’s COVID-19 pill. Shares of Zimmer Biomet Holdings, a medical device manufacturer, fell amid investor expectations that the resurgence of the pandemic in late 2021 may reduce demand for elective surgeries. Shares of Texas Instruments, a semiconductor manufacturer, fell after the company reported lower-than-expected revenue for the third quarter of 2021.

Leading individual contributors to relative performance included the Fund’s underweight positions in Adobe Inc., PayPal Holdings Inc. and Intel Corp. Shares of Adobe, a digital marketing and media provider not held in the Fund, fell after the company issued a weaker-than-expected forecast in December 2021. Shares of PayPal Holdings, a digital payments platform provider, fell after the company issued a lower-than-expected earnings forecast for the third quarter of 2021 and amid general weakness in financial technology stocks. Shares of Intel, a semiconductor manufacturer, fell after the company issued a weaker-than-expected earnings forecast with its third quarter 2021 results.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	6.9%
2.	Apple, Inc.	6.7
3.	Amazon.com, Inc.	3.8
4.	Alphabet, Inc., Class A	2.7
5.	Alphabet, Inc., Class C	2.0
6.	Tesla, Inc.	2.0
7.	Meta Platforms, Inc., Class A	1.9
8.	NVIDIA Corp.	1.6
9.	UnitedHealth Group, Inc.	1.4
10.	Mastercard, Inc., Class A	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	27.9%
Consumer Discretionary	13.5
Health Care	12.8
Financials	10.3
Communication Services	9.6
Industrials	8.0
Consumer Staples	4.4
Energy	2.6
Real Estate	2.5
Utilities	2.4
Materials	2.3
Put Options Purchased	0.2
Short-Term Investments	3.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

12	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	SINCE INCEPTION
CLASS A SHARES	February 26, 2021
With Sales Charge**		1.53%	14.13%
Without Sales Charge		7.13	14.13
CLASS C SHARES	February 26, 2021
With CDSC***		5.92	12.71
Without CDSC		6.92	13.71
CLASS I SHARES	February 26, 2021	7.29	14.41
CLASS R5 SHARES	February 26, 2021	7.41	14.57
CLASS R6 SHARES	February 26, 2021	7.46	14.71

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/26/21 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 26, 2021.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity 2 Fund and the S&P 500 Index from February 26, 2021 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Hedged Equity 3 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	6.12%
S&P 500 Index	11.67%

Net Assets as of 12/31/2021 (In Thousands)	$2,317,080

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity 3 Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2021.

The Fund’s security selection in the pharmaceutical/medical technology and telecommunications sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the technology and media sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Pfizer Inc. and its overweight positions in Zimmer Biomet Holdings Inc. and Texas Instruments Inc. Shares of Pfizer, a pharmaceutical manufacturer, rose amid a resurgence in the pandemic in late 2021 and the U.S. Food and Drug Administration’s approval of the company’s COVID-19 pill. Shares of Zimmer Biomet Holdings, a medical device manufacturer, fell amid investor expectations that the resurgence of the pandemic in late 2021 may reduce demand for elective surgeries. Shares of Texas Instruments, a semiconductor manufacturer, fell after the company reported lower-than-expected revenue for the third quarter of 2021.

Leading individual contributors to relative performance included the Fund’s underweight positions in Adobe Inc., PayPal Holdings Inc. and Intel Corp. Shares of Adobe, a digital marketing and media provider not held in the Fund, fell after the company issued a weaker-than-expected forecast in December 2021. Shares of PayPal Holdings, a digital payments platform provider, fell after the company issued a lower-than-expected earnings forecast for the third quarter of 2021 and amid general weakness in financial technology stocks. Shares of Intel, a semiconductor manufacturer, fell after the company issued a weaker-than-expected earnings forecast with its third quarter 2021 results.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	7.1%
2.	Apple, Inc.	6.9
3.	Amazon.com, Inc.	3.9
4.	Alphabet, Inc., Class A	2.7
5.	Alphabet, Inc., Class C	2.1
6.	Tesla, Inc.	2.1
7.	Meta Platforms, Inc., Class A	2.0
8.	NVIDIA Corp.	1.6
9.	UnitedHealth Group, Inc.	1.4
10.	Mastercard, Inc., Class A	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	28.5%
Consumer Discretionary	13.8
Health Care	13.1
Financials	10.5
Communication Services	9.9
Industrials	8.2
Consumer Staples	4.5
Energy	2.7
Real Estate	2.6
Utilities	2.5
Materials	2.3
Put Options Purchased	0.7
Short-Term Investments	0.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

14	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	SINCE INCEPTION
CLASS A SHARES	February 26, 2021
With Sales Charge**		0.44%	12.86%
Without Sales Charge		5.97	12.86
CLASS C SHARES	February 26, 2021
With CDSC***		4.68	11.41
Without CDSC		5.68	12.41
CLASS I SHARES	February 26, 2021	6.12	13.16
CLASS R5 SHARES	February 26, 2021	6.23	13.29
CLASS R6 SHARES	February 26, 2021	6.29	13.38

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/26/21 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 26, 2021.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity 3 Fund and the S&P 500 Index from February 26, 2021 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	8.65%
Russell 1000 Growth Index	12.93%

Net Assets as of 12/31/2021 (In Thousands)	$40,805,094

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2021.

The Fund’s overweight position and security selection in the communication services sector and its security selection and underweight position in the information technology sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and financials sectors was the leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s out-of-Benchmark position in Snap Inc., its underweight position in Apple Inc. and its overweight position in PayPal Holdings Inc. Shares of Snap, an online camera platform and social media provider, fell after the company reported third quarter 2021 results that were below analysts’ expectations. Shares of Apple, a provider of computers, mobile devices and relative services, rose amid consecutive quarter of record earnings and strong demand for mobile phones. Shares of PayPal Holdings, a digital payments platform provider, fell after the company issued a lower-than-expected earnings forecast for the third quarter of 2021 and amid general weakness in financial technology stocks.

Leading individual contributors to relative performance included the Fund’s underweight position in Amazon.com Inc. and its overweight positions in Advanced Micro Devices Inc. and Blackstone Inc. Shares of Amazon.com, an online retailer and services provider, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2021 and issued a lower-than-expected forecast for the fourth quarter of 2021. Shares of Advanced Micro Devices, a semiconductor manufacturer, rose after the company reported better-than-expected earnings and sales for the third quarter of 2021 and issued a better-than-expected forecast for the fourth quarter of 2021. Shares of Blackstone, an investment management company, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2021.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Apple, Inc.	9.2%
2.	Microsoft Corp.	9.1
3.	Alphabet, Inc., Class C	7.4
4.	Tesla, Inc.	4.5
5.	Amazon.com, Inc.	3.3
6.	Advanced Micro Devices, Inc.	3.0
7.	NVIDIA Corp.	3.0
8.	Blackstone, Inc.	2.8
9.	Meta Platforms, Inc., Class A	2.7
10.	Deere & Co.	2.3

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	37.1%
Consumer Discretionary	17.3
Communication Services	13.4
Health Care	9.9
Financials	9.3
Industrials	6.8
Materials	2.6
Consumer Staples	2.5
Short-Term Investments	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

16	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge**		2.82%	11.99%	27.21%	19.10%
Without Sales Charge		8.52	18.20	28.59	19.75
CLASS C SHARES	November 4, 1997
With CDSC***		7.24	16.61	27.95	19.27
Without CDSC		8.24	17.61	27.95	19.27
CLASS I SHARES	February 28, 1992	8.65	18.49	28.90	19.99
CLASS R2 SHARES	November 3, 2008	8.39	17.91	28.26	19.45
CLASS R3 SHARES	September 9, 2016	8.51	18.20	28.58	19.72
CLASS R4 SHARES	September 9, 2016	8.65	18.49	28.90	19.99
CLASS R5 SHARES	April 14, 2009	8.73	18.66	29.10	20.20
CLASS R6 SHARES	November 30, 2010	8.79	18.79	29.23	20.30

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R3 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Growth Fund and the Russell 1000 Growth Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	1.94%
Russell 1000 Value Index	6.93%

Net Assets as of 12/31/2021 (In Thousands)	$3,113,172

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2021.

The Fund’s security selection in the industrials and consumer staples sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials and financials sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Lamb Weston Holdings Inc., US Foods Holding Corp. and Zimmer Biomet Holdings Inc. Shares of Lamb Weston Holdings, a frozen foods and dairy products provider, fell amid increased input costs and reported lower-than-expected results for the company’s fiscal first quarter of 2021. Shares of U.S. Foods Holding, a distributor of goods to the food services industry, fell after the company reported lower-than-expected earnings for the third quarter of 2021 amid investor concerns about the impact on the restaurant industry of the omicron variant of COVID-19. Shares of Zimmer Biomet Holdings, a medical device manufacturer, fell amid investor expectations that the resurgence of the pandemic in late 2021 may reduce demand for elective surgeries.

Leading individual contributors to relative performance included the Fund’s overweight positions in Alcoa Corp. and Centene Corp. and its out-of-Benchmark position in Seagate Technology Holdings PLC. Shares of Alcoa, an aluminum producer, rose after the company reported better-than-expected earnings and revenue for both the second and third quarters of 2021 and the company was added to the S&P 400 Mid Cap Index late in the period. Shares of Centene, a health insurance provider, rose after the company issued a better-than-expected forecast for earnings and revenue for fiscal 2022. Shares of Seagate Technology Holdings, a data storage products manufacturer, rose after the company reported better-than-expected earnings and revenue for its fiscal second quarter.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio manager combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio manager looked to take advantage of mispriced stocks that he believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Bank of America Corp.	3.8%
2.	Wells Fargo & Co.	3.8
3.	Centene Corp.	3.6
4.	US Foods Holding Corp.	3.4
5.	Royal Caribbean Cruises Ltd.	3.2
6.	Chevron Corp.	2.9
7.	Bristol-Myers Squibb Co.	2.9
8.	Lamb Weston Holdings, Inc.	2.8
9.	State Street Corp.	2.8
10.	Seagate Technology Holdings plc	2.6

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Financials	21.1%
Health Care	19.8
Industrials	10.9
Consumer Discretionary	9.8
Consumer Staples	9.6
Materials	8.7
Energy	7.4
Communication Services	3.4
Information Technology	2.9
Utilities	2.7
Real Estate	2.5
Short-Term Investments	1.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

18	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		(3.50)%	16.95%	10.25%	13.36%
Without Sales Charge		1.83	23.45	11.45	13.98
CLASS C SHARES	March 22, 1999
With CDSC***		0.57	21.86	10.90	13.52
Without CDSC		1.57	22.86	10.90	13.52
CLASS I SHARES	March 1, 1991	1.94	23.73	11.71	14.19
CLASS R2 SHARES	November 3, 2008	1.68	23.15	11.15	13.68
CLASS R3 SHARES	October 1, 2018	1.86	23.46	11.45	13.98
CLASS R4 SHARES	October 1, 2018	1.96	23.69	11.71	14.19
CLASS R5 SHARES	May 15, 2006	2.04	23.92	11.88	14.40
CLASS R6 SHARES	November 30, 2010	2.06	24.03	11.98	14.47

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Value Fund and the Russell 1000 Value Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge asso-

ciated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan U.S. Applied Data Science Value Fund

(formerly known as JPMorgan Intrepid Value Fund)

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	8.55%
Russell 1000 Value Index	6.93%

Net Assets as of 12/31/2021 (In Thousands)	$246,452

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Applied Data Science Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2021.

The Fund’s security selection in the industrials and communication services sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the health care and financials sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Prologis Inc., AutoZone Inc. and Alphabet Inc. Shares of Prologis, a real estate investment trust not held in the Fund, rose after the company reported better-than-expected cash flow and revenue for the third quarter of 2021 and raised its forecast for the full year 2021. Shares of AutoZone, an automotive parts retailer, rose amid consecutive quarters of better-than-expected earnings and revenue, as well as large share repurchase programs during the period. Shares of Alphabet, parent company of Google Inc., rose amid continued growth in earnings and investor demand for large technology companies during the period.

Leading individual detractors from relative performance included the Fund’s underweight position in Pfizer Inc. and its overweight positions in Medtronic PLC and Jazz Pharmaceuticals PLC. Shares of Pfizer, a pharmaceutical manufacturer, rose amid a resurgence in the pandemic in late 2021 and U.S. Food and Drug Administration approval for the company’s COVID-19 pill. Shares of Medtronic, a medical technology manufacturer, fell after the company reported lower-than-expected revenue for its fiscal second quarter of 2021 and disclosed it had received a warning letter from the U.S. Food and Drug Administration following the company’s recall of insulin infusion pumps. Shares of Jazz Pharmaceuticals, a biopharmaceutical developer, fell after the company declined to raise its earnings forecast for 2021.

HOW WAS THE FUND POSITIONED?

During the period, the Fund’s portfolio managers employed a data science driven investment approach that combines research, data insights and risk management. The portfolio managers utilize proprietary techniques to process, analyze and combine a wide variety of data sources, including a multi-decade history of proprietary fundamental research, company fundamentals and alternative data.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Prologis, Inc.	2.9%
2.	NextEra Energy, Inc.	2.9
3.	Bank of America Corp.	2.6
4.	UnitedHealth Group, Inc.	2.5
5.	Alphabet, Inc., Class C	2.4
6.	BlackRock, Inc.	2.3
7.	Eaton Corp. plc	2.3
8.	Norfolk Southern Corp.	2.2
9.	Coca-Cola Co. (The)	2.2
10.	Wells Fargo & Co.	2.2

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Financials	21.3%
Health Care	15.7
Industrials	13.0
Information Technology	7.6
Consumer Discretionary	7.3
Consumer Staples	7.0
Communication Services	6.5
Utilities	6.4
Energy	5.6
Real Estate	4.6
Materials	2.9
Short-Term Investments	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

20	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		2.72%	24.31%	10.51%	12.10%
Without Sales Charge		8.43	31.19	11.70	12.71
CLASS C SHARES	February 19, 2005
With CDSC***		7.12	29.53	11.14	12.26
Without CDSC		8.12	30.53	11.14	12.26
CLASS I SHARES	February 28, 2003	8.55	31.54	11.96	12.92
CLASS R2 SHARES	November 3, 2008	8.19	30.78	11.38	12.41
CLASS R5 SHARES	May 15, 2006	8.59	31.63	12.12	13.12
CLASS R6 SHARES	November 30, 2010	8.63	31.75	12.23	13.20

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Applied Data Science Value Fund and the Russell 1000 Value Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	13.08%
S&P 500 Index	11.67%

Net Assets as of 12/31/2021 (In Thousands)	$22,514,565

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2021.

The Fund’s security selection in the real estate investment trusts and media sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the semiconductors & hardware sector and the pharmaceutical/medical technology sector was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Prologis Inc., Alphabet Inc. and Eaton Corp. Shares of Prologis, a real estate investment trust, rose after the company reported better-than-expected cash flow and revenue for the third quarter of 2021 and raised its forecast for the full year 2021. Shares of Alphabet, parent company of Google Inc., rose amid continued growth in earnings and investor demand for large technology companies during the period. Shares of Eaton, a provider of industrial power systems, fell after the company reported lower-than-expected revenue for the third quarter of 2021.

Leading individual detractors from relative performance included the Fund’s overweight positions in Analog Devices Inc., Norfolk Southern Corp. and Biogen Inc. Shares of Analog Devices, a semiconductor manufacturer, fell amid investor concerns about the company’s ability to meet surging demand. Shares of Norfolk Southern, a freight railroad operator, fell as floods in British Columbia, Canada, reduced North American rail traffic and amid investor concerns that a resurgence in the pandemic late in the period may decrease demand. Shares of Biogen, a pharmaceuticals developer, fell amid investor concerns about the company’s treatment for Alzheimer’s disease and after Samsung Group denied market speculation that it was negotiating to acquire the company.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	8.4%
2.	Alphabet, Inc., Class A	6.5
3.	Amazon.com, Inc.	5.8
4.	Apple, Inc.	5.3
5.	Prologis, Inc.	3.4
6.	Mastercard, Inc., Class A	3.3
7.	NXP Semiconductors NV (China)	3.2
8.	Eaton Corp. plc	3.0
9.	AbbVie, Inc.	2.8
10.	NextEra Energy, Inc.	2.7

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	26.6%
Consumer Discretionary	17.1
Health Care	13.0
Industrials	11.3
Financials	11.2
Communication Services	7.5
Utilities	3.9
Real Estate	3.4
Materials	3.2
Consumer Staples	1.2
Short-Term Investments	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

22	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge**		6.93%	21.44%	17.98%	16.39%
Without Sales Charge		12.84	28.16	19.27	17.02
CLASS C SHARES	September 10, 2001
With CDSC***		11.58	26.54	18.66	16.56
Without CDSC		12.58	27.54	18.66	16.56
CLASS I SHARES	September 10, 2001	12.98	28.47	19.56	17.27
CLASS L SHARES	September 17, 1993	13.08	28.69	19.72	17.45
CLASS R2 SHARES	November 3, 2008	12.68	27.87	18.95	16.74
CLASS R3 SHARES	September 9, 2016	12.80	28.11	19.25	17.02
CLASS R4 SHARES	September 9, 2016	13.00	28.47	19.55	17.27
CLASS R5 SHARES	May 15, 2006	13.07	28.69	19.75	17.49
CLASS R6 SHARES	November 30, 2010	13.15	28.80	19.86	17.57

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Equity Fund and the S&P 500 Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan U.S. GARP Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	13.14%
Russell 1000 Growth Index	12.93%

Net Assets as of 12/31/2021 (In Thousands)	$1,343,544

INVESTMENT OBJECTIVE**

The JPMorgan U.S. GARP Equity Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2021.

The Fund’s security selection in the information technology and industrials sectors was leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the communication services and financials sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight positions in PayPal Holdings Inc. and Zoom Video Communications Inc., and its overweight position in Intuit Inc. Shares of PayPal Holdings, a digital payments platform provider, fell after the company issued a lower-than-expected earnings forecast for the third quarter of 2021 and amid general weakness in financial technology stocks. Shares of Zoom Video Communications, a video call and conferencing platform not held in the Fund, fell amid investor concern about the company’s ability to sustain growth in its business. Shares of Intuit, a provider of tax and financial management software, rose after the company reported better-than-expected earnings for its fiscal first quarter and raised its earnings forecast.

Leading individual detractors from relative performance included the Fund’s overweight positions in Altice USA Inc., Zillow Group Inc. and Mastercard Inc. Shares of Altice USA, a communication services and media provider, fell after the company reported a decline in subscribers in the third quarter of 2021. Shares of Zillow Group, a real estate market platform operator, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2021. Shares of Mastercard, a credit card and payments company, fell amid investor concerns that a resurgence in the pandemic in late 2021 would hurt consumer spending.

HOW WAS THE FUND POSITIONED?

The Fund’s managers sought growth companies that they believed had attractive relative valuations, high quality characteristics and strong momentum.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	10.3%
2.	Apple, Inc.	9.5
3.	Amazon.com, Inc.	5.9
4.	Meta Platforms, Inc., Class A	4.0
5.	Tesla, Inc.	3.3
6.	Alphabet, Inc., Class A	2.7
7.	Mastercard, Inc., Class A	2.7
8.	Alphabet, Inc., Class C	2.7
9.	Lowe’s Cos., Inc.	2.2
10.	Intuit, Inc.	2.1

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	41.4%
Consumer Discretionary	20.6
Communication Services	11.7
Health Care	9.5
Industrials	6.8
Consumer Staples	3.6
Real Estate	2.1
Financials	1.3
Others (each less than 1.0%)	1.4
Short-Term Investments	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

24	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		7.05%	23.81%	20.80%	17.40%
Without Sales Charge		12.98	30.68	22.11	18.03
CLASS C SHARES	February 19, 2005
With CDSC***		11.70	29.04	21.51	17.57
Without CDSC		12.70	30.04	21.51	17.57
CLASS I SHARES	February 28, 2003	13.14	31.01	22.43	18.33
CLASS R2 SHARES	November 3, 2008	12.85	30.36	21.81	17.74
CLASS R5 SHARES	May 15, 2006	13.24	31.21	22.62	18.54
CLASS R6 SHARES	November 2, 2015	13.29	31.33	22.73	18.60

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. GARP Equity Fund and the Russell 1000 Growth Index, from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	12.68%
S&P 500 Index	11.67%

Net Assets as of 12/31/2021 (In Thousands)	$2,645,802

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2021.

The Fund’s overweight position in the energy sector and its underweight position in the media sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the financial services sector and the autos & transportation sector was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Ingersoll Rand Inc., Advanced Micro Devices Inc. and Alphabet Inc. Shares of Ingersoll Rand, an industrial and automotive products manufacturer, rose after the company reported better-than-expected earnings and revenue for both the second and third quarters of 2021. Shares of Advanced Micro Devices, a semiconductor manufacturer, rose after the company reported better-than-expected earnings and sales for the third quarter of 2021 and issued a better-than-expected forecast for the fourth quarter of 2021. Shares of Alphabet, parent company of Google Inc., rose amid consecutive quarters of earnings growth and investor demand for large technology companies during the period.

Leading individual detractors from relative performance included the Fund’s underweight position in Tesla Inc., its out-of-Benchmark position in Lyft Inc. and its overweight position in NXP Semiconductors NV. Shares of Tesla, a producer of electric vehicles and battery systems that was not held in the Fund, rose after the company reported better-than-expected production and deliveries during the period. Shares of Lyft, a ride hailing platform operator, fell amid investor concerns that the resurgence in the pandemic in late 2021 would reduce demand for its services. Shares of NXP Semiconductors, a semiconductor manufacturer, fell amid investor concern about the company’s ability to meet supply demand from the automotive industry.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions and looked for overvalued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 123% to 23%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

26	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

TOP TEN LONG POSITIONS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	6.1%
2.	Amazon.com, Inc.	4.7
3.	Apple, Inc.	4.6
4.	Alphabet, Inc. Class A	3.4
5.	NXP Semiconductors NV (China)	2.6
6.	Mastercard, Inc. Class A	2.0
7.	UnitedHealth Group, Inc.	2.0
8.	Thermo Fisher Scientific, Inc.	1.6
9.	Wells Fargo & Co.	1.5
10.	Norfolk Southern Corp.	1.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Kroger Co. (The)	3.6%
2.	Omnicom Group, Inc.	2.8
3.	3M Co.	2.3
4.	Walgreens Boots Alliance, Inc.	2.3
5.	Exxon Mobil Corp.	2.2
6.	Clorox Co. (The)	2.1
7.	Stryker Corp.	2.0
8.	Enbridge, Inc. (Canada) (Canada)	1.9
9.	Illinois Tool Works, Inc.	1.9
10.	Starbucks Corp.	1.8

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	25.4%
Consumer Discretionary	14.3
Health Care	12.5
Industrials	12.0
Communication Services	9.1
Financials	7.9
Consumer Staples	4.6
Materials	3.8
Energy	3.8
Utilities	3.1
Real Estate	2.9
Short-Term Investments	0.6

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Industrials	18.3%
Information Technology	13.8
Consumer Staples	12.8
Communication Services	8.9
Utilities	8.1
Health Care	8.0
Energy	7.8
Consumer Discretionary	6.2
Real Estate	5.8
Materials	5.2
Financials	5.1

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2005
With Sales Charge**		6.60%	22.12%	17.41%	16.13%
Without Sales Charge		12.52	28.89	18.68	16.76
CLASS C SHARES	November 1, 2005
With CDSC***		11.28	27.25	18.09	16.29
Without CDSC		12.28	28.25	18.09	16.29
CLASS I SHARES	November 1, 2005	12.68	29.20	18.98	17.05
CLASS R2 SHARES	November 3, 2008	12.30	28.40	18.28	16.42
CLASS R5 SHARES	May 15, 2006	12.67	29.23	19.06	17.20
CLASS R6 SHARES	November 1, 2017	12.77	29.41	19.17	17.26

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Large Cap Core Plus Fund and the S&P 500 Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

28	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

JPMorgan U.S. Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	12.11%
S&P 500 Index	11.67%

Net Assets as of 12/31/2021 (In Thousands)	$5,981,812

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Research Enhanced Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Benchmark for the six months ended December 31, 2021. The Fund’s security selection in the technology and media sectors was a leading contributor to performance relative to the Benchmark. The Fund’s security selection in the pharmaceutical/medical technology and telecommunications sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight positions in Adobe Inc., PayPal Holdings Inc. and Intel Corp. Shares of Adobe, a digital marketing and media provider not held in the Fund, fell after the company issued a weaker-than-expected forecast in December 2021. Shares of PayPal Holdings, a digital payments platform provider, fell after the company issued a lower-than-expected earnings forecast for the third quarter of 2021 and amid general weakness in financial technology stocks. Shares of Intel, a semiconductor manufacturer, fell after the company issued a weaker-than-expected earnings forecast with its third quarter 2021 results.

Leading individual detractors from relative performance included the Fund’s underweight position in Pfizer Inc. and its overweight positions in Zimmer Biomet Holdings Inc. and Texas Instruments Inc. Shares of Pfizer, a pharmaceutical manufacturer, rose amid a resurgence in the pandemic in late 2021 and U.S. Food and Drug Administration approval for the company’s COVID-19 pill. Shares of Zimmer Biomet Holdings, a medical device manufacturer, fell amid investor expectations that the resurgence of the pandemic in late 2021 may reduce demand for elective surgeries. Shares of Texas Instruments, a semiconductor manufacturer, fell after the company reported lower-than-expected revenue for the third quarter of 2021.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of poten-

tial excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	7.1%
2.	Apple, Inc.	6.9
3.	Amazon.com, Inc.	4.0
4.	Alphabet, Inc., Class A	2.7
5.	Alphabet, Inc., Class C	2.1
6.	Tesla, Inc.	2.1
7.	Meta Platforms, Inc., Class A	2.0
8.	NVIDIA Corp.	1.6
9.	UnitedHealth Group, Inc.	1.4
10.	Mastercard, Inc., Class A	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	28.6%
Consumer Discretionary	13.8
Health Care	13.2
Financials	10.5
Communication Services	9.9
Industrials	8.2
Consumer Staples	4.5
Energy	2.7
Real Estate	2.6
Utilities	2.5
Materials	2.3
Short-Term Investments	1.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan U.S. Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge**		6.09%	23.34%	17.30%	15.56%
Without Sales Charge		11.97	30.16	18.58	16.19
CLASS I SHARES	September 10, 2001	12.11	30.52	18.88	16.48
CLASS R6 SHARES	March 24, 2003	12.15	30.63	18.99	16.68

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Research Enhanced Equity Fund and the S&P 500 Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

30	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

JPMorgan U.S. Sustainable Leaders Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	12.13%
S&P 500 Index	11.67%

Net Assets as of 12/31/2021 (In Thousands)	$198,102

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Sustainable Leaders Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2021. The Fund’s security selection in the industrials and consumer staples sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the health care and consumer discretionary sectors was a leading detractor from relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s underweight positions in Amazon.com Inc. and PayPal Holdings Inc., and its overweight position in Costco Wholesale Corp. Shares of Amazon.com, an online retailer and services provider not held in the Fund, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2021 and issued a lower-than-expected forecast for the fourth quarter of 2021. Shares of PayPal Holdings, a digital payments platform provider not held in the Fund, fell after the company issued a lower-than-expected earnings forecast for the third quarter of 2021 and amid general weakness in financial technology stocks. Shares of Costco Wholesale, a membership retail chain, rose amid consecutive months of sales growth as well as better-than-expected quarterly earnings during the period.

Leading individual detractors from performance relative to the Benchmark included the Fund’s underweight positions in Tesla Inc. and Alphabet Inc. and its overweight position in Mastercard Inc. Shares of Tesla, a producer of electric vehicles and battery systems that was not held in the Fund, rose after the company reported better-than-expected production and deliveries during the period. Shares of Alphabet, parent company of Google Inc., rose amid continued growth in quarterly earnings and investor demand for large technology companies during the period. Shares of Mastercard, a credit card and payments company, fell amid investor concerns that a resurgence in the pandemic in late 2021 would hurt consumer spending.

HOW WAS THE FUND POSITIONED?

During the period, the Fund employed a proprietary scoring methodology to invest in companies that the Fund’s portfolio managers believed have attractive environmental, social and governance characteristics and potential for long-term capital appreciation. The Fund’s positioning during the period was a result of that process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	8.0%
2.	Apple, Inc.	5.0
3.	Alphabet, Inc., Class A	3.2
4.	Mastercard, Inc., Class A	3.2
5.	Bank of America Corp.	2.9
6.	Costco Wholesale Corp.	2.7
7.	Home Depot, Inc. (The)	2.7
8.	Eaton Corp. plc	2.5
9.	Thermo Fisher Scientific, Inc.	2.4
10.	Ingersoll Rand, Inc.	2.2

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	30.0%
Health Care	15.0
Financials	13.1
Industrials	11.2
Consumer Discretionary	9.8
Communication Services	6.6
Consumer Staples	4.5
Real Estate	4.2
Utilities	2.5
Materials	1.5
Short-Term Investments	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan U.S. Sustainable Leaders Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		6.11%	23.80%	17.10%	15.96%
Without Sales Charge		11.98	30.66	18.37	16.59
CLASS C SHARES	February 19, 2005
With CDSC***		10.70	29.02	17.78	16.13
Without CDSC		11.70	30.02	17.78	16.13
CLASS I SHARES	February 28, 2003	12.13	31.00	18.67	16.88
CLASS R6 SHARES	September 30, 2020	12.17	31.05	18.69	16.89

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Sustainable Leaders Fund and the S&P 500 Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Effective November 1, 2016, the Fund changed its investment strategies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

32	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

JPMorgan U.S. Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	6.83%
Russell 1000 Value Index	6.93%

Net Assets as of 12/31/2021 (In Thousands)	$2,156,780

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Value Fund (the “Fund”) seeks to provide capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2021.

The Fund’s security selection in the health care sector and its underweight position in the real estate sector were leading detractors from performance relative to the Benchmark, while the Fund’s underweight position and security selection in the communication services sector and its security selection in the industrials sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Gap Inc., Citigroup Inc. and Medtronic PLC. Shares of Gap, a retailer of brand name apparel, fell after the company reported lower-than-expected earnings and revenue for the third quarter amid supply chain bottlenecks. Shares of Citigroup, a banking and financial services provider, fell amid investor concerns about the potential for a resurgence in the pandemic in late 2021 to fuel increased delinquencies in consumer loan and credit card payments. Shares of Medtronic, a medical technology manufacturer, fell after the company reported lower-than-expected revenue for its fiscal second quarter of 2021 and disclosed it had received a warning letter from the U.S. Food and Drug Administration following the company’s recall of insulin infusion pumps.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Microsoft Corp. and Home Depot Inc., and its overweight position in Alphabet Inc. Shares of Microsoft, a software and technology services provider, rose amid investor demand for large technology companies during the period. Shares of Home Depot, a home improvement retail chain, rose after the company reported strong sales growth and better-than-expected earnings and revenue for the third quarter of 2021. Shares of Alphabet, parent company of Google, rose amid investor demand for large technology companies during the period.

HOW WAS THE FUND POSIIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Wells Fargo & Co.	2.4%
2.	ConocoPhillips	2.4
3.	BlackRock, Inc.	2.3
4.	UnitedHealth Group, Inc.	2.3
5.	Bank of America Corp.	2.1
6.	Berkshire Hathaway, Inc., Class B	2.0
7.	Morgan Stanley	1.9
8.	Bristol-Myers Squibb Co.	1.8
9.	Alphabet, Inc., Class C	1.7
10.	Citigroup, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Financials	27.0%
Health Care	15.5
Industrials	12.7
Consumer Discretionary	9.9
Information Technology	8.1
Energy	5.5
Consumer Staples	4.7
Communication Services	4.5
Materials	4.4
Utilities	3.1
Real Estate	1.6
Short-Term Investments	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan U.S. Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge**		1.22%	20.19%	11.61%	13.48%
Without Sales Charge		6.83	26.86	12.82	14.09
CLASS C SHARES	January 2, 1998
With CDSC***		5.57	25.24	12.26	13.63
Without CDSC		6.57	26.24	12.26	13.63
CLASS I SHARES	January 25, 1996	6.98	27.20	13.11	14.37
CLASS R2 SHARES	November 2, 2015	6.69	26.56	12.54	13.91
CLASS R3 SHARES	July 31, 2017	6.82	26.85	12.83	14.09
CLASS R4 SHARES	July 31, 2017	6.97	27.20	13.11	14.37
CLASS R5 SHARES	November 2, 2015	7.04	27.39	13.29	14.49
CLASS R6 SHARES	November 2, 2015	7.11	27.50	13.39	14.55

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan U.S. Value Fund and the Russell 1000 Value Index from

December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

34	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.3%

Air Freight & Logistics — 2.1%

FedEx Corp.	12	2,986

Automobiles — 2.4%

Tesla, Inc.*	3	3,525

Banks — 3.1%

Bank of America Corp.	100	4,460

Biotechnology — 4.6%

AbbVie, Inc.	31	4,132

Regeneron Pharmaceuticals, Inc. *	4	2,476

		6,608

Building Products — 1.6%

Trane Technologies plc	11	2,306

Capital Markets — 2.2%

Charles Schwab Corp. (The)	38	3,155

Construction Materials — 1.4%

Martin Marietta Materials, Inc.	5	2,066

Consumer Finance — 2.8%

Capital One Financial Corp.	28	4,014

Containers & Packaging — 2.6%

Packaging Corp. of America	28	3,799

Diversified Financial Services — 3.1%

Berkshire Hathaway, Inc., Class B *	15	4,491

Electric Utilities — 2.0%

Xcel Energy, Inc.	42	2,845

Electronic Equipment, Instruments & Components — 1.8%

Zebra Technologies Corp., Class A *	4	2,582

Equity Real Estate Investment Trusts (REITs) — 4.9%

Public Storage	6	2,305

Weyerhaeuser Co.	117	4,820

		7,125

Health Care Equipment & Supplies — 3.1%

Dexcom, Inc. *	3	1,833

Intuitive Surgical, Inc. *	7	2,678

		4,511

Health Care Providers & Services — 3.0%

UnitedHealth Group, Inc.	9	4,386

Hotels, Restaurants & Leisure — 2.1%

Booking Holdings, Inc. *	1	3,059

Household Products — 2.7%

Procter & Gamble Co. (The)	24	3,966

INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — 3.3%

Loews Corp.	82	4,736

Interactive Media & Services — 4.8%

Alphabet, Inc., Class C *	2	6,869

Internet & Direct Marketing Retail — 3.6%

Amazon.com, Inc. *	2	5,225

IT Services — 5.0%

Global Payments, Inc.	13	1,802

Mastercard, Inc., Class A	10	3,750

PayPal Holdings, Inc. *	9	1,718

		7,270

Machinery — 3.2%

Deere & Co.	7	2,387

Ingersoll Rand, Inc.	36	2,199

		4,586

Media — 1.7%

Charter Communications, Inc., Class A *	4	2,472

Oil, Gas & Consumable Fuels — 3.8%

ConocoPhillips	40	2,906

Kinder Morgan, Inc.	164	2,598

		5,504

Pharmaceuticals — 2.1%

Bristol-Myers Squibb Co.	49	3,044

Semiconductors & Semiconductor Equipment — 6.4%

Advanced Micro Devices, Inc. *	23	3,266

Lam Research Corp.	4	2,526

QUALCOMM, Inc.	18	3,331

		9,123

Software — 6.0%

Microsoft Corp.	26	8,614

Specialty Retail — 4.0%

AutoZone, Inc. *	2	4,199

Gap, Inc. (The)	92	1,628

		5,827

Technology Hardware, Storage & Peripherals — 6.3%

Apple, Inc.	51	9,044

Wireless Telecommunication Services — 1.6%

T-Mobile US, Inc. *	20	2,281

Total Common Stocks (Cost $84,749)		140,479

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.8%

Investment Companies — 2.8%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b) (Cost $3,975)	3,974	3,975

Total Investments — 100.1% (Cost $88,724)		144,454
Liabilities in Excess of Other Assets — (0.1)%		(116)

NET ASSETS — 100.0%		144,338

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.1%

Aerospace & Defense — 4.9%

General Dynamics Corp.	4,043	842,945

Northrop Grumman Corp.	1,757	680,026

Raytheon Technologies Corp.	11,595	997,831

		2,520,802

Air Freight & Logistics — 1.4%

United Parcel Service, Inc., Class B	3,444	738,287

Banks — 7.4%

Bank of America Corp.	27,292	1,214,212

Citigroup, Inc.	8,841	533,890

PNC Financial Services Group, Inc. (The)	5,335	1,069,698

Truist Financial Corp.	7,966	466,386

US Bancorp	8,478	476,189

		3,760,375

Beverages — 1.8%

Coca-Cola Co. (The)	7,196	426,057

PepsiCo, Inc.	2,753	478,156

		904,213

Biotechnology — 1.7%

AbbVie, Inc.	4,493	608,293

Amgen, Inc.	1,114	250,699

		858,992

Building Products — 0.3%

Trane Technologies plc	849	171,477

Capital Markets — 8.7%

BlackRock, Inc.	1,264	1,156,891

Charles Schwab Corp. (The)	7,082	595,568

CME Group, Inc.	4,409	1,007,360

Morgan Stanley	9,717	953,786

Northern Trust Corp.	1,907	228,073

T. Rowe Price Group, Inc.	2,445	480,874

		4,422,552

Chemicals — 3.2%

Air Products and Chemicals, Inc.	2,538	772,105

PPG Industries, Inc.	4,883	842,097

		1,614,202

Commercial Services & Supplies — 0.6%

Republic Services, Inc.	2,318	323,247

Consumer Finance — 2.4%

American Express Co.	4,836	791,209

Capital One Financial Corp.	2,931	425,249

		1,216,458

INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Telecommunication Services — 0.8%

Verizon Communications, Inc.	7,991	415,226

Electric Utilities — 2.8%

Entergy Corp.	572	64,442

NextEra Energy, Inc.	9,549	891,523

Xcel Energy, Inc.	7,050	477,293

		1,433,258

Electrical Equipment — 1.5%

Eaton Corp. plc	4,402	760,722

Electronic Equipment, Instruments & Components — 0.5%

Corning, Inc.	7,070	263,226

Equity Real Estate Investment Trusts (REITs) — 2.8%

Alexandria Real Estate Equities, Inc.	1,119	249,389

AvalonBay Communities, Inc.	1,176	297,012

Boston Properties, Inc.	1,505	173,333

Prologis, Inc.	2,799	471,188

Realty Income Corp.	597	42,712

Ventas, Inc.	4,055	207,305

		1,440,939

Food & Staples Retailing — 2.8%

Sysco Corp.	9,809	770,463

Walmart, Inc.	4,595	664,795

		1,435,258

Food Products — 1.2%

Mondelez International, Inc., Class A	8,985	595,827

Health Care Equipment & Supplies — 2.8%

Abbott Laboratories	1,520	213,860

Becton Dickinson and Co.	1,990	500,347

Medtronic plc	6,942	718,151

		1,432,358

Health Care Providers & Services — 6.0%

AmerisourceBergen Corp.	3,070	408,014

Cigna Corp.	1,409	323,622

CVS Health Corp.	8,095	835,051

UnitedHealth Group, Inc.	3,037	1,524,762

		3,091,449

Hotels, Restaurants & Leisure — 1.9%

McDonald’s Corp.	2,520	675,652

Starbucks Corp.	2,621	306,561

		982,213

Household Products — 1.3%

Procter & Gamble Co. (The)	4,145	678,082

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — 4.4%

Arthur J Gallagher & Co.	2,339	396,779

Chubb Ltd.	2,899	560,403

Hartford Financial Services Group, Inc. (The)	5,417	374,009

Marsh & McLennan Cos., Inc.	1,121	194,813

MetLife, Inc.	6,768	422,934

Progressive Corp. (The)	3,094	317,632

		2,266,570

IT Services — 2.2%

Accenture plc, Class A	754	312,372

Fidelity National Information Services, Inc.	4,107	448,298

International Business Machines Corp.	2,605	348,124

		1,108,794

Leisure Products — 0.5%

Hasbro, Inc.	2,676	272,313

Machinery — 4.3%

Deere & Co.	1,449	496,845

Dover Corp.	5,271	957,273

Parker-Hannifin Corp.	2,270	722,057

		2,176,175

Media — 2.1%

Comcast Corp., Class A	21,492	1,081,669

Multi-Utilities — 1.2%

CMS Energy Corp.	5,324	346,355

Public Service Enterprise Group, Inc.	3,936	262,637

		608,992

Oil, Gas & Consumable Fuels — 5.7%

Chevron Corp.	6,531	766,411

ConocoPhillips	17,508	1,263,707

EOG Resources, Inc.	7,968	707,798

Valero Energy Corp.	2,185	164,080

		2,901,996

Pharmaceuticals — 6.0%

Bristol-Myers Squibb Co.	16,604	1,035,275

Eli Lilly & Co.	2,055	567,503

Johnson & Johnson	5,441	930,711

Merck & Co., Inc.	2,430	186,218

Pfizer, Inc.	6,240	368,501

		3,088,208

Road & Rail — 1.6%

Norfolk Southern Corp.	2,711	807,075

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — 3.9%

Analog Devices, Inc.	5,625	988,760

Intel Corp.	1,384	71,298

Texas Instruments, Inc.	4,916	926,520

		1,986,578

Software — 1.5%

Microsoft Corp.	2,266	762,006

Specialty Retail — 4.6%

Advance Auto Parts, Inc.	1,264	303,232

Best Buy Co., Inc.	3,615	367,238

Gap, Inc. (The)	10,701	188,880

Home Depot, Inc. (The)	2,018	837,289

TJX Cos., Inc. (The)	8,472	643,207

		2,339,846

Technology Hardware, Storage & Peripherals — 1.1%

Apple, Inc.	1,335	237,108

Seagate Technology Holdings plc	2,682	303,038

		540,146

Textiles, Apparel & Luxury Goods — 0.4%

VF Corp.	3,065	224,432

Tobacco — 1.8%

Philip Morris International, Inc.	9,572	909,298

Total Common Stocks (Cost $33,181,428)		50,133,261

Short-Term Investments — 2.0%

Investment Companies — 2.0%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b) (Cost $1,035,032)	1,034,572	1,034,986

Total Investments — 100.1% (Cost $34,216,460)		51,168,247
Liabilities in Excess of Other Assets — (0.1)%		(57,221)

NET ASSETS — 100.0%		51,111,026

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

JPMorgan Equity Premium Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 82.0%

Aerospace & Defense — 0.4%

Northrop Grumman Corp.	21	8,206

Air Freight & Logistics — 1.3%

United Parcel Service, Inc., Class B	129	27,756

Banks — 1.6%

US Bancorp	398	22,358

Wells Fargo & Co.	240	11,524

		33,882

Beverages — 3.1%

Coca-Cola Co. (The)	468	27,739

Constellation Brands, Inc., Class A	45	11,286

PepsiCo, Inc.	160	27,868

		66,893

Biotechnology — 2.7%

AbbVie, Inc.	225	30,473

Regeneron Pharmaceuticals, Inc. *	20	12,372

Vertex Pharmaceuticals, Inc. *	67	14,696

		57,541

Building Products — 1.4%

Trane Technologies plc	146	29,476

Capital Markets — 2.1%

Intercontinental Exchange, Inc.	145	19,816

S&P Global, Inc.	55	26,094

		45,910

Chemicals — 2.7%

Air Products and Chemicals, Inc.	38	11,650

Corteva, Inc.	272	12,847

Linde plc (United Kingdom)	43	14,769

PPG Industries, Inc.	106	18,354

		57,620

Containers & Packaging — 0.6%

Avery Dennison Corp.	63	13,581

Diversified Financial Services — 0.9%

Berkshire Hathaway, Inc., Class B *	67	20,169

Diversified Telecommunication Services — 1.1%

Verizon Communications, Inc.	449	23,320

Electric Utilities — 4.2%

Alliant Energy Corp.	273	16,802

Duke Energy Corp.	162	16,959

Evergy, Inc.	184	12,609

FirstEnergy Corp.	260	10,818

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — continued

NextEra Energy, Inc.	296	27,674

Xcel Energy, Inc.	68	4,629

		89,491

Electrical Equipment — 1.0%

Eaton Corp. plc	124	21,372

Entertainment — 0.4%

Netflix, Inc. *	15	9,250

Equity Real Estate Investment Trusts (REITs) — 3.0%

Camden Property Trust	21	3,745

Equinix, Inc.	17	14,190

Prologis, Inc.	111	18,751

Public Storage	42	15,547

Sun Communities, Inc.	59	12,396

		64,629

Food & Staples Retailing — 1.6%

Costco Wholesale Corp.	31	17,557

Walmart, Inc.	123	17,780

		35,337

Food Products — 2.5%

Hershey Co. (The)	136	26,348

Mondelez International, Inc., Class A	405	26,828

		53,176

Health Care Equipment & Supplies — 1.2%

Abbott Laboratories	63	8,894

Boston Scientific Corp. *	129	5,467

Medtronic plc	105	10,884

		25,245

Health Care Providers & Services — 1.9%

Anthem, Inc.	25	11,587

UnitedHealth Group, Inc.	59	29,700

		41,287

Hotels, Restaurants & Leisure — 0.8%

McDonald’s Corp.	63	16,782

Household Products — 2.4%

Kimberly-Clark Corp.	159	22,733

Procter & Gamble Co. (The)	175	28,604

		51,337

Insurance — 4.0%

Arthur J Gallagher & Co.	144	24,481

Chubb Ltd.	123	23,722

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan Equity Premium Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Insurance — continued

Hartford Financial Services Group, Inc. (The)	121		8,358

Progressive Corp. (The)	282		28,962

			85,523

Interactive Media & Services — 1.5%

Alphabet, Inc., Class A *	11		32,655

Internet & Direct Marketing Retail — 1.2%

Amazon.com, Inc. *	8		26,721

IT Services — 6.1%

Accenture plc, Class A	87		35,861

Automatic Data Processing, Inc.	39		9,563

International Business Machines Corp.	105		13,979

Jack Henry & Associates, Inc.	98		16,323

Kyndryl Holdings, Inc. *	—	(a)	—	(a)

Mastercard, Inc., Class A	80		28,805

Visa, Inc., Class A	111		24,042

			128,573

Life Sciences Tools & Services — 1.5%

Thermo Fisher Scientific, Inc.	47		31,669

Machinery — 2.8%

Deere & Co.	61		20,988

Otis Worldwide Corp.	160		13,902

Stanley Black & Decker, Inc.	130		24,443

			59,333

Media — 1.9%

Charter Communications, Inc., Class A *	20		13,339

Comcast Corp., Class A	563		28,358

			41,697

Multiline Retail — 1.3%

Target Corp.	122		28,212

Multi-Utilities — 2.9%

CenterPoint Energy, Inc.	501		13,975

DTE Energy Co.	274		32,749

WEC Energy Group, Inc.	163		15,815

			62,539

Oil, Gas & Consumable Fuels — 0.7%

TC Energy Corp. (Canada)	313		14,583

Personal Products — 0.1%

Estee Lauder Cos., Inc. (The), Class A	8		2,886

Pharmaceuticals — 4.7%

Bristol-Myers Squibb Co.	440		27,449

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — continued

Eli Lilly & Co.	118	32,532

Johnson & Johnson	122	20,808

Merck & Co., Inc.	236	18,097

		98,886

Professional Services — 0.5%

Booz Allen Hamilton Holding Corp.	132	11,224

Road & Rail — 4.3%

Norfolk Southern Corp.	99	29,414

Old Dominion Freight Line, Inc.	95	34,188

Union Pacific Corp.	107	27,004

		90,606

Semiconductors & Semiconductor Equipment — 1.7%

Analog Devices, Inc.	59	10,434

Texas Instruments, Inc.	138	25,964

		36,398

Software — 3.1%

Intuit, Inc.	50	32,211

Microsoft Corp.	101	33,914

		66,125

Specialty Retail — 3.1%

Best Buy Co., Inc.	72	7,299

Lowe’s Cos., Inc.	118	30,448

O’Reilly Automotive, Inc. *	41	29,198

		66,945

Technology Hardware, Storage & Peripherals — 1.0%

Apple, Inc.	61	10,795

Seagate Technology Holdings plc	89	10,109

		20,904

Textiles, Apparel & Luxury Goods — 1.0%

NIKE, Inc., Class B	128	21,261

Tobacco — 0.8%

Altria Group, Inc.	172	8,134

Philip Morris International, Inc.	102	9,685

		17,819

Wireless Telecommunication Services — 0.9%

T-Mobile US, Inc.*	168	19,502

Total Common Stocks (Cost $1,560,416)		1,756,321

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Equity-Linked Notes — 16.1%

Bank of Montreal, ELN, 47.00%, 1/18/2022, (linked to S&P 500 Index) (Canada) (b)	8	36,358

Barclays Bank plc, ELN, 48.30%, 1/14/2022, (linked to S&P 500 Index) (United Kingdom) (c)	8	37,193

BNP Paribas, ELN, 48.00%, 1/21/2022, (linked to S&P 500 Index) (b)	6	29,383

Credit Suisse AG, ELN, 42.00%, 2/4/2022, (linked to S&P 500 Index) (Switzerland) (b)	8	40,382

GS Finance Corp., ELN, 50.02%, 1/31/2022, (linked to S&P 500 Index) (b)	7	32,965

GS Finance Corp., ELN, 60.43%, 1/28/2022, (linked to S&P 500 Index) (b)	7	32,427

Royal Bank of Canada, ELN, 40.85%, 1/24/2022, (linked to S&P 500 Index) (Canada) (b)	6	30,193

Royal Bank of Canada, ELN, 55.31%, 1/7/2022, (linked to S&P 500 Index) (Canada) (b)	7	31,562

UBS AG, ELN, 40.24%, 2/7/2022, (linked to S&P 500 Index) (Switzerland) (b)	9	43,256

UBS AG, ELN, 62.75%, 1/10/2022, (linked to S&P 500 Index) (Switzerland) (b)	8	30,743

Total Equity-Linked Notes (Cost $348,978)		344,462

	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.3%

Investment Companies — 0.3%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (d) (e) (Cost $7,184)	7,181	7,184

Total Investments — 98.4% (Cost $1,916,578)		2,107,967
Other Assets Less Liabilities — 1.6%		33,978

NET ASSETS — 100.0%		2,141,945

Percentages indicated are based on net assets.

Abbreviations

ELN	Equity-Linked Note

(a)	Amount rounds to less than one thousand.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	73	03/2022	USD	17,368	15

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.1%

Aerospace & Defense — 0.8%

Northrop Grumman Corp.	167	64,453

Raytheon Technologies Corp.	1,042	89,703

		154,156

Air Freight & Logistics — 1.1%

FedEx Corp.	253	65,480

United Parcel Service, Inc., Class B	681	145,874

		211,354

Airlines — 0.2%

Southwest Airlines Co. *	933	39,983

Auto Components — 0.3%

Aptiv plc *	117	19,356

Magna International, Inc. (Canada)	421	34,064

		53,420

Automobiles — 2.3%

General Motors Co. *	755	44,253

Rivian Automotive, Inc., Class A *	150	15,588

Tesla, Inc. * (a)	375	396,346

		456,187

Banks — 3.7%

Bank of America Corp. (a)	2,238	99,586

Citigroup, Inc.	1,781	107,565

Fifth Third Bancorp	1,041	45,340

Regions Financial Corp.	2,520	54,936

SVB Financial Group *	47	31,715

Truist Financial Corp.	1,172	68,614

US Bancorp	2,066	116,027

Wells Fargo & Co. (a)	4,250	203,921

		727,704

Beverages — 1.2%

Coca-Cola Co. (The) (a)	2,870	169,938

Constellation Brands, Inc., Class A	272	68,275

		238,213

Biotechnology — 2.3%

AbbVie, Inc. (a)	1,639	221,873

Biogen, Inc. * (a)	149	35,711

BioMarin Pharmaceutical, Inc. *	111	9,816

Moderna, Inc. *	71	17,982

Neurocrine Biosciences, Inc. *	113	9,616

Regeneron Pharmaceuticals, Inc. *	129	81,399

Vertex Pharmaceuticals, Inc. *	339	74,529

		450,926

INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 1.2%

Johnson Controls International plc	729	59,314

Masco Corp.	600	42,156

Trane Technologies plc	635	128,258

		229,728

Capital Markets — 3.2%

Goldman Sachs Group, Inc. (The)	260	99,372

Intercontinental Exchange, Inc.	438	59,923

Morgan Stanley	906	88,897

S&P Global, Inc.	350	165,131

State Street Corp.	1,187	110,420

T. Rowe Price Group, Inc.	492	96,786

		620,529

Chemicals — 1.9%

Air Products and Chemicals, Inc.	93	28,390

Celanese Corp.	163	27,379

DuPont de Nemours, Inc.	719	58,109

Eastman Chemical Co.	753	91,093

Linde plc (United Kingdom)	176	60,982

PPG Industries, Inc.	576	99,304

		365,257

Commercial Services & Supplies — 0.1%

Cintas Corp. (a)	49	21,675

Communications Equipment — 0.1%

Motorola Solutions, Inc.	67	18,184

Consumer Finance — 0.3%

Capital One Financial Corp.	397	57,632

Containers & Packaging — 0.3%

Avery Dennison Corp.	157	34,023

Westrock Co.	495	21,975

		55,998

Diversified Financial Services — 1.4%

Berkshire Hathaway, Inc., Class B * (a)	854	255,357

Voya Financial, Inc.	231	15,303

		270,660

Diversified Telecommunication Services — 0.3%

Verizon Communications, Inc. (a)	1,119	58,124

Electric Utilities — 1.9%

Edison International	534	36,473

Evergy, Inc.	658	45,130

Exelon Corp.	667	38,549

FirstEnergy Corp.	1,639	68,149

NextEra Energy, Inc. (a)	1,888	176,231

		364,532

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electrical Equipment — 0.6%

Eaton Corp. plc	671	115,950

Entertainment — 0.9%

Netflix, Inc. * (a)	239	143,915

Walt Disney Co. (The) *	231	35,807

		179,722

Equity Real Estate Investment Trusts (REITs) — 2.5%

Camden Property Trust	331	59,131

Equinix, Inc.	72	60,494

Equity LifeStyle Properties, Inc.	442	38,741

Host Hotels & Resorts, Inc. *	911	15,848

Kimco Realty Corp.	1,229	30,285

Prologis, Inc.	861	144,890

SBA Communications Corp.	93	36,023

Sun Communities, Inc.	237	49,838

UDR, Inc.	137	8,208

Ventas, Inc.	947	48,392

		491,850

Food Products — 0.5%

Mondelez International, Inc., Class A (a)	1,449	96,072

Health Care Equipment & Supplies — 2.7%

Abbott Laboratories	934	131,406

ABIOMED, Inc. *	21	7,483

Baxter International, Inc.	284	24,336

Becton Dickinson and Co.	202	50,839

Boston Scientific Corp. * (a)	1,637	69,528

Dexcom, Inc. *	44	23,495

Intuitive Surgical, Inc. *	94	33,719

Medtronic plc (a)	1,174	121,452

Zimmer Biomet Holdings, Inc. (a)	572	72,692

		534,950

Health Care Providers & Services — 2.8%

Anthem, Inc. (a)	288	133,580

Centene Corp. *	1,005	82,792

Humana, Inc.	83	38,500

McKesson Corp.	94	23,241

UnitedHealth Group, Inc. (a)	549	275,671

		553,784

Hotels, Restaurants & Leisure — 1.7%

Booking Holdings, Inc. * (a)	32	76,456

Hilton Worldwide Holdings, Inc. *	354	55,200

McDonald’s Corp.	685	183,656

Royal Caribbean Cruises Ltd. *	102	7,839

		323,151

INVESTMENTS	SHARES (000)	VALUE ($000)

Household Durables — 0.6%

DR Horton, Inc.	65	7,049

Lennar Corp., Class A	766	89,016

Toll Brothers, Inc.	368	26,618

		122,683

Household Products — 1.5%

Kimberly-Clark Corp.	419	59,825

Procter & Gamble Co. (The) (a)	1,430	233,913

		293,738

Industrial Conglomerates — 0.3%

Honeywell International, Inc. (a)	323	67,244

Insurance — 1.8%

Chubb Ltd.	467	90,199

Hartford Financial Services Group, Inc. (The)	1,123	77,555

Progressive Corp. (The)	1,250	128,353

Prudential Financial, Inc.	357	38,695

Travelers Cos., Inc. (The)	116	18,178

		352,980

Interactive Media & Services — 6.8%

Alphabet, Inc., Class A * (a)	181	525,775

Alphabet, Inc., Class C * (a)	138	400,444

Meta Platforms, Inc., Class A * (a)	1,139	382,989

ZoomInfo Technologies, Inc., Class A *	457	29,320

		1,338,528

Internet & Direct Marketing Retail — 3.9%

Amazon.com, Inc. * (a)	228	759,016

IT Services — 4.6%

Accenture plc, Class A	532	220,386

FleetCor Technologies, Inc. *	211	47,170

International Business Machines Corp.	704	94,099

Mastercard, Inc., Class A (a)	747	268,337

PayPal Holdings, Inc. *	200	37,774

Shopify, Inc., Class A (Canada) *	19	25,757

Visa, Inc., Class A (a)	977	211,742

		905,265

Life Sciences Tools & Services — 1.7%

Danaher Corp.	183	60,140

Illumina, Inc. *	68	25,874

PerkinElmer, Inc.	72	14,436

Thermo Fisher Scientific, Inc. (a)	337	224,965

		325,415

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	43

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Machinery — 2.4%

Deere & Co.	456	156,409

Ingersoll Rand, Inc.	524	32,432

Otis Worldwide Corp.	1,160	101,019

Parker-Hannifin Corp.	219	69,517

Stanley Black & Decker, Inc.	559	105,404

		464,781

Media — 1.1%

Charter Communications, Inc., Class A * (a)	104	67,924

Comcast Corp., Class A (a)	2,749	138,355

Fox Corp., Class A	109	4,024

		210,303

Metals & Mining — 0.1%

Freeport-McMoRan, Inc.	577	24,097

Multiline Retail — 0.6%

Dollar General Corp.	70	16,625

Dollar Tree, Inc. *	156	21,973

Target Corp.	375	86,729

		125,327

Multi-Utilities — 0.6%

CenterPoint Energy, Inc.	2,668	74,464

DTE Energy Co.	316	37,799

		112,263

Oil, Gas & Consumable Fuels — 2.6%

Cheniere Energy, Inc.	223	22,637

Chevron Corp. (a)	974	114,309

ConocoPhillips	1,923	138,779

Coterra Energy, Inc.	222	4,211

Diamondback Energy, Inc.	726	78,331

EOG Resources, Inc. (a)	516	45,797

Phillips 66	102	7,402

Pioneer Natural Resources Co. (a)	481	87,485

Williams Cos., Inc. (The)	549	14,284

		513,235

Personal Products — 0.3%

Estee Lauder Cos., Inc. (The), Class A	184	68,012

Pharmaceuticals — 3.4%

Bristol-Myers Squibb Co. (a)	2,501	155,929

Eli Lilly & Co. (a)	666	184,012

Johnson & Johnson (a)	1,109	189,691

Merck & Co., Inc.	949	72,764

Pfizer, Inc.	1,055	62,312

		664,708

INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — 0.4%

Booz Allen Hamilton Holding Corp.	258	21,843

Leidos Holdings, Inc.	543	48,246

		70,089

Road & Rail — 1.0%

Lyft, Inc., Class A *	502	21,444

Norfolk Southern Corp. (a)	354	105,503

Union Pacific Corp.	276	69,538

		196,485

Semiconductors & Semiconductor Equipment — 6.9%

Advanced Micro Devices, Inc. * (a)	1,103	158,744

Analog Devices, Inc.	712	125,134

Applied Materials, Inc.	925	145,485

Intel Corp.	279	14,393

KLA Corp.	70	30,237

Lam Research Corp.	228	163,766

Microchip Technology, Inc.	446	38,809

Micron Technology, Inc.	208	19,348

NVIDIA Corp. (a)	1,057	310,777

NXP Semiconductors NV (China)	499	113,726

QUALCOMM, Inc.	331	60,507

Texas Instruments, Inc. (a)	932	175,653

		1,356,579

Software — 9.2%

Ceridian HCM Holding, Inc. *	84	8,816

Fortinet, Inc. *	66	23,816

Intuit, Inc. (a)	285	183,614

Microsoft Corp. (a)	4,063	1,366,592

Oracle Corp.	774	67,509

salesforce.com, Inc. * (a)	281	71,419

Workday, Inc., Class A *	237	64,725

		1,786,491

Specialty Retail — 3.4%

AutoZone, Inc. * (a)	17	36,085

Best Buy Co., Inc. (a)	695	70,607

Home Depot, Inc. (The) (a)	338	140,460

Lowe’s Cos., Inc. (a)	819	211,751

O’Reilly Automotive, Inc. *	190	134,102

TJX Cos., Inc. (The)(a)	994	75,434

		668,439

Technology Hardware, Storage & Peripherals — 7.3%

Apple, Inc. (a)	7,459	1,324,540

Seagate Technology Holdings plc	897	101,378

		1,425,918

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Textiles, Apparel & Luxury Goods — 0.8%

NIKE, Inc., Class B	885	147,477

Tobacco — 0.9%

Altria Group, Inc. (a)	1,709	80,967

Philip Morris International, Inc.	1,021	96,977

		177,944

Wireless Telecommunication Services — 0.6%

T-Mobile US, Inc. *	931	107,955

Total Common Stocks (Cost $11,725,472)		18,974,713

	NO. OF CONTRACTS
Options Purchased — 1.8%

Put Options Purchased — 1.8%

Index Funds — 1.8%

S&P 500 Index 3/31/2022 at USD 4,510.00, European Style Notional Amount: USD 19,411,698 Counterparty: Exchange-Traded * (Cost $347,125)	40,728	354,537

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 6.6%

Investment Companies — 6.6%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (b) (c) (Cost $1,296,982)	1,296,982	1,296,982

Total Investments — 105.5% (Cost $13,369,579)		20,626,232
Liabilities in Excess of Other Assets — (5.5)%		(1,070,424)

NET ASSETS — 100.0%		19,555,808

Percentages indicated are based on net assets.

Abbreviations

USD	United States Dollar

(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	2,188	03/2022	USD	520,553	5,808

Abbreviations

USD	United States Dollar

Written Call Options Contracts as of December 31, 2021 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	40,728	USD 19,411,698	USD 4,920.00	3/31/2022	(254,958)

Written Put Options Contracts as of December 31, 2021 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	40,728	USD 19,411,698	USD 3,810.00	3/31/2022	(89,805)

Total Written Options Contracts (Premiums Received $342,970)						(344,763)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	45

JPMorgan Hedged Equity 2 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 100.5%

Aerospace & Defense — 0.8%

Northrop Grumman Corp.	35	13,479

Raytheon Technologies Corp.	216	18,570

		32,049

Air Freight & Logistics — 1.1%

FedEx Corp.	52	13,467

United Parcel Service, Inc., Class B	140	29,932

		43,399

Airlines — 0.2%

Southwest Airlines Co. *	196	8,414

Auto Components — 0.3%

Aptiv plc *	24	3,985

Magna International, Inc. (Canada)	89	7,192

		11,177

Automobiles — 2.4%

General Motors Co. *	158	9,291

Rivian Automotive, Inc., Class A *	32	3,293

Tesla, Inc. * (a)	77	81,717

		94,301

Banks — 3.9%

Bank of America Corp.	459	20,440

Citigroup, Inc.	365	22,027

Fifth Third Bancorp	216	9,388

Regions Financial Corp.	523	11,409

SVB Financial Group *	10	6,655

Truist Financial Corp.	242	14,140

US Bancorp	425	23,871

Wells Fargo & Co.	879	42,175

		150,105

Beverages — 1.3%

Coca-Cola Co. (The)	595	35,250

Constellation Brands, Inc., Class A	57	14,263

		49,513

Biotechnology — 2.4%

AbbVie, Inc.	338	45,755

Biogen, Inc. *	31	7,325

BioMarin Pharmaceutical, Inc. *	22	1,943

Moderna, Inc. *	14	3,636

Neurocrine Biosciences, Inc. *	23	1,993

Regeneron Pharmaceuticals, Inc. *	27	16,928

Vertex Pharmaceuticals, Inc. *	71	15,510

		93,090

INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 1.2%

Johnson Controls International plc	151	12,272

Masco Corp.	124	8,674

Trane Technologies plc	130	26,357

		47,303

Capital Markets — 3.3%

Goldman Sachs Group, Inc. (The)	54	20,702

Intercontinental Exchange, Inc.	89	12,182

Morgan Stanley	188	18,426

S&P Global, Inc.	72	34,116

State Street Corp.	244	22,678

T. Rowe Price Group, Inc.	102	20,019

		128,123

Chemicals — 1.9%

Air Products and Chemicals, Inc.	19	5,893

Celanese Corp.	33	5,553

DuPont de Nemours, Inc.	147	11,858

Eastman Chemical Co.	154	18,632

Linde plc (United Kingdom)	37	12,656

PPG Industries, Inc.	120	20,651

		75,243

Commercial Services & Supplies — 0.1%

Cintas Corp.	10	4,320

Communications Equipment — 0.1%

Motorola Solutions, Inc.	14	3,928

Consumer Finance — 0.3%

Capital One Financial Corp.	81	11,789

Containers & Packaging — 0.3%

Avery Dennison Corp.	33	7,080

Westrock Co.	98	4,345

		11,425

Diversified Financial Services — 1.4%

Berkshire Hathaway, Inc., Class B *	176	52,758

Voya Financial, Inc.	47	3,147

		55,905

Diversified Telecommunication Services — 0.3%

Verizon Communications, Inc.	233	12,131

Electric Utilities — 1.9%

Edison International	109	7,471

Evergy, Inc.	138	9,478

Exelon Corp.	139	8,041

FirstEnergy Corp.	335	13,939

NextEra Energy, Inc.	390	36,417

		75,346

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electrical Equipment — 0.6%

Eaton Corp. plc	138	23,812

Entertainment — 1.0%

Netflix, Inc. *	49	29,571

Walt Disney Co. (The) *	48	7,493

		37,064

Equity Real Estate Investment Trusts (REITs) — 2.6%

Camden Property Trust	69	12,294

Equinix, Inc.	15	12,676

Equity LifeStyle Properties, Inc.	90	7,903

Host Hotels & Resorts, Inc. *	180	3,138

Kimco Realty Corp.	260	6,413

Prologis, Inc.	179	30,090

SBA Communications Corp.	19	7,571

Sun Communities, Inc.	49	10,231

UDR, Inc.	26	1,582

Ventas, Inc.	195	9,946

		101,844

Food Products — 0.5%

Mondelez International, Inc., Class A	297	19,698

Health Care Equipment & Supplies — 2.8%

Abbott Laboratories	193	27,120

ABIOMED, Inc. *	4	1,566

Baxter International, Inc.	59	5,047

Becton Dickinson and Co.	42	10,592

Boston Scientific Corp. *	338	14,357

Dexcom, Inc. *	9	4,746

Intuitive Surgical, Inc. *	19	6,982

Medtronic plc	243	25,115

Zimmer Biomet Holdings, Inc.	117	14,845

		110,370

Health Care Providers & Services — 2.9%

Anthem, Inc.	60	27,750

Centene Corp. *	206	16,975

Humana, Inc.	17	7,800

McKesson Corp.	19	4,734

UnitedHealth Group, Inc.	113	56,787

		114,046

Hotels, Restaurants & Leisure — 1.7%

Booking Holdings, Inc. *	7	15,869

Hilton Worldwide Holdings, Inc. *	74	11,481

McDonald’s Corp.	141	37,795

Royal Caribbean Cruises Ltd. *	20	1,551

		66,696

INVESTMENTS	SHARES (000)	VALUE ($000)

Household Durables — 0.7%

DR Horton, Inc.	15	1,579

Lennar Corp., Class A	160	18,542

Toll Brothers, Inc.	76	5,526

		25,647

Household Products — 1.6%

Kimberly-Clark Corp.	87	12,384

Procter & Gamble Co. (The)	295	48,322

		60,706

Industrial Conglomerates — 0.4%

Honeywell International, Inc.	67	13,867

Insurance — 1.9%

Chubb Ltd.	95	18,433

Hartford Financial Services Group, Inc. (The)	232	16,044

Progressive Corp. (The)	258	26,474

Prudential Financial, Inc.	72	7,826

Travelers Cos., Inc. (The)	25	3,916

		72,693

Interactive Media & Services — 7.1%

Alphabet, Inc., Class A * (a)	38	108,662

Alphabet, Inc., Class C * (a)	29	82,554

Meta Platforms, Inc., Class A *	235	78,896

ZoomInfo Technologies, Inc., Class A *	92	5,888

		276,000

Internet & Direct Marketing Retail — 4.0%

Amazon.com, Inc. * (a)	47	156,577

IT Services — 4.8%

Accenture plc, Class A	110	45,645

FleetCor Technologies, Inc. *	44	9,772

International Business Machines Corp.	145	19,367

Mastercard, Inc., Class A	154	55,295

PayPal Holdings, Inc. *	42	7,829

Shopify, Inc., Class A (Canada) *	4	5,463

Visa, Inc., Class A	202	43,869

		187,240

Life Sciences Tools & Services — 1.7%

Danaher Corp.	37	12,315

Illumina, Inc. *	14	5,161

PerkinElmer, Inc.	14	2,810

Thermo Fisher Scientific, Inc.	70	46,450

		66,736

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	47

JPMorgan Hedged Equity 2 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Machinery — 2.5%

Deere & Co.	95	32,462

Ingersoll Rand, Inc.	109	6,755

Otis Worldwide Corp.	241	20,959

Parker-Hannifin Corp.	45	14,174

Stanley Black & Decker, Inc.	116	21,851

		96,201

Media — 1.1%

Charter Communications, Inc., Class A *	22	14,102

Comcast Corp., Class A	569	28,637

Fox Corp., Class A	21	785

		43,524

Metals & Mining — 0.1%

Freeport-McMoRan, Inc.	122	5,096

Multiline Retail — 0.7%

Dollar General Corp.	15	3,583

Dollar Tree, Inc. *	31	4,344

Target Corp.	78	18,019

		25,946

Multi-Utilities — 0.6%

CenterPoint Energy, Inc.	550	15,357

DTE Energy Co.	66	7,897

		23,254

Oil, Gas & Consumable Fuels — 2.7%

Cheniere Energy, Inc.	46	4,639

Chevron Corp.	201	23,539

ConocoPhillips	395	28,494

Coterra Energy, Inc.	39	749

Diamondback Energy, Inc.	149	16,039

EOG Resources, Inc.	105	9,356

Phillips 66	22	1,569

Pioneer Natural Resources Co.	99	17,973

Williams Cos., Inc. (The)	106	2,760

		105,118

Personal Products — 0.4%

Estee Lauder Cos., Inc. (The), Class A	38	14,200

Pharmaceuticals — 3.5%

Bristol-Myers Squibb Co.	519	32,366

Eli Lilly & Co.	137	37,947

Johnson & Johnson	230	39,322

Merck & Co., Inc.	195	14,924

Pfizer, Inc.	219	12,940

		137,499

INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — 0.4%

Booz Allen Hamilton Holding Corp.	51	4,318

Leidos Holdings, Inc.	112	9,918

		14,236

Road & Rail — 1.0%

Lyft, Inc., Class A *	100	4,286

Norfolk Southern Corp.	73	21,832

Union Pacific Corp.	57	14,246

		40,364

Semiconductors & Semiconductor Equipment — 7.2%

Advanced Micro Devices, Inc. *	229	32,914

Analog Devices, Inc.	146	25,668

Applied Materials, Inc.	191	30,066

Intel Corp.	61	3,134

KLA Corp.	15	6,237

Lam Research Corp.	47	33,947

Microchip Technology, Inc.	94	8,170

Micron Technology, Inc.	41	3,819

NVIDIA Corp.	218	64,171

NXP Semiconductors NV (China)	103	23,378

QUALCOMM, Inc.	68	12,393

Texas Instruments, Inc.	192	36,222

		280,119

Software — 9.4%

Ceridian HCM Holding, Inc. *	19	1,958

Fortinet, Inc. *	14	5,024

Intuit, Inc.	59	37,966

Microsoft Corp. (a)	838	281,953

Oracle Corp.	161	14,035

salesforce.com, Inc. *	57	14,566

Workday, Inc., Class A *	49	13,282

		368,784

Specialty Retail — 3.5%

AutoZone, Inc. *	4	7,465

Best Buy Co., Inc.	145	14,697

Home Depot, Inc. (The)	70	29,078

Lowe’s Cos., Inc.	168	43,529

O’Reilly Automotive, Inc. *	39	27,528

TJX Cos., Inc. (The)	204	15,472

		137,769

Technology Hardware, Storage & Peripherals — 7.6%

Apple, Inc. (a)	1,539	273,241

Seagate Technology Holdings plc	185	20,920

		294,161

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Textiles, Apparel & Luxury Goods — 0.8%

NIKE, Inc., Class B	182	30,373

Tobacco — 0.9%

Altria Group, Inc.	349	16,558

Philip Morris International, Inc.	209	19,862

		36,420

Wireless Telecommunication Services — 0.6%

T-Mobile US, Inc. *	191	22,159

Total Common Stocks (Cost $3,577,277)		3,915,780

	NO. OF CONTRACTS
Options Purchased — 0.3%

Put Options Purchased — 0.3%

Index Funds — 0.3%

S&P 500 Index 1/31/2022 at USD 4,360.00, European Style Notional Amount: USD 3,946,874 Counterparty: Exchange-Traded * (Cost $64,016)	8,281	10,351

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.7%

Investment Companies — 3.7%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c) (Cost $143,550)	143,550	143,550

Total Investments — 104.5% (Cost $3,784,843)		4,069,681
Liabilities in Excess of Other Assets — (4.5)%		(176,453)

NET ASSETS — 100.0%		3,893,228

Percentages indicated are based on net assets.

Abbreviations

USD	United States Dollar

(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	131	03/2022	USD	31,167	698

Abbreviations

USD	United States Dollar

Written Call Options Contracts as of December 31, 2021 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	8,281	USD 3,946,873	USD 4,755.00	1/31/2022	(64,012)

Written Put Options Contracts as of December 31, 2021 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	8,281	USD 3,946,874	USD 3,675.00	1/31/2022	(2,195)

Total Written Options Contracts (Premiums Received $65,775)						(66,207)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	49

JPMorgan Hedged Equity 3 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 100.8%

Aerospace & Defense — 0.8%

Northrop Grumman Corp.	21	8,024

Raytheon Technologies Corp.	128	11,046

		19,070

Air Freight & Logistics — 1.1%

FedEx Corp.	31	8,056

United Parcel Service, Inc., Class B	84	18,060

		26,116

Airlines — 0.2%

Southwest Airlines Co. *	117	4,998

Auto Components — 0.3%

Aptiv plc *	14	2,383

Magna International, Inc. (Canada)	53	4,287

		6,670

Automobiles — 2.4%

General Motors Co. *	95	5,547

Rivian Automotive, Inc., Class A *	18	1,894

Tesla, Inc.* (a)	46	48,810

		56,251

Banks — 3.9%

Bank of America Corp.	273	12,159

Citigroup, Inc.	221	13,340

Fifth Third Bancorp	129	5,608

Regions Financial Corp.	312	6,797

SVB Financial Group *	6	3,977

Truist Financial Corp.	144	8,436

US Bancorp	253	14,184

Wells Fargo & Co.	524	25,141

		89,642

Beverages — 1.3%

Coca-Cola Co. (The)	355	21,026

Constellation Brands, Inc., Class A	34	8,524

		29,550

Biotechnology — 2.4%

AbbVie, Inc.	201	27,219

Biogen, Inc. *	18	4,299

BioMarin Pharmaceutical, Inc. *	13	1,160

Moderna, Inc. *	9	2,224

Neurocrine Biosciences, Inc. *	14	1,181

Regeneron Pharmaceuticals, Inc. *	16	9,992

Vertex Pharmaceuticals, Inc. *	41	9,066

		55,141

INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 1.2%

Johnson Controls International plc	91	7,366

Masco Corp.	74	5,217

Trane Technologies plc	78	15,783

		28,366

Capital Markets — 3.3%

Goldman Sachs Group, Inc. (The)	32	12,288

Intercontinental Exchange, Inc.	55	7,471

Morgan Stanley	110	10,841

S&P Global, Inc.	43	20,301

State Street Corp.	145	13,524

T. Rowe Price Group, Inc.	60	11,815

		76,240

Chemicals — 1.9%

Air Products and Chemicals, Inc.	12	3,527

Celanese Corp.	20	3,340

DuPont de Nemours, Inc.	88	7,077

Eastman Chemical Co.	92	11,144

Linde plc (United Kingdom)	22	7,575

PPG Industries, Inc.	71	12,305

		44,968

Commercial Services & Supplies — 0.1%

Cintas Corp.	6	2,579

Communications Equipment — 0.1%

Motorola Solutions, Inc.	8	2,129

Consumer Finance — 0.3%

Capital One Financial Corp.	48	6,994

Containers & Packaging — 0.3%

Avery Dennison Corp.	20	4,264

Westrock Co.	58	2,594

		6,858

Diversified Financial Services — 1.4%

Berkshire Hathaway, Inc., Class B *	106	31,555

Voya Financial, Inc.	28	1,866

		33,421

Diversified Telecommunication Services — 0.3%

Verizon Communications, Inc.	138	7,178

Electric Utilities — 1.9%

Edison International	65	4,467

Evergy, Inc.	83	5,660

Exelon Corp.	80	4,636

FirstEnergy Corp.	201	8,343

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — continued

NextEra Energy, Inc.	233	21,722

		44,828

Electrical Equipment — 0.6%

Eaton Corp. plc	82	14,229

Entertainment — 1.0%

Netflix, Inc. *	29	17,612

Walt Disney Co. (The) *	29	4,455

		22,067

Equity Real Estate Investment Trusts (REITs) — 2.6%

Camden Property Trust	41	7,361

Equinix, Inc.	9	7,350

Equity LifeStyle Properties, Inc.	54	4,749

Host Hotels & Resorts, Inc. *	108	1,870

Kimco Realty Corp.	156	3,845

Prologis, Inc.	106	17,893

SBA Communications Corp.	12	4,513

Sun Communities, Inc.	29	6,151

UDR, Inc.	16	948

Ventas, Inc.	117	5,990

		60,670

Food Products — 0.5%

Mondelez International, Inc., Class A	178	11,800

Health Care Equipment & Supplies — 2.8%

Abbott Laboratories	115	16,240

ABIOMED, Inc. *	3	944

Baxter International, Inc.	35	3,022

Becton Dickinson and Co.	25	6,375

Boston Scientific Corp. *	201	8,539

Dexcom, Inc. *	5	2,859

Intuitive Surgical, Inc. *	12	4,168

Medtronic plc	144	14,880

Zimmer Biomet Holdings, Inc.	70	8,846

		65,873

Health Care Providers & Services — 2.9%

Anthem, Inc.	35	16,421

Centene Corp. *	122	10,086

Humana, Inc.	10	4,672

McKesson Corp.	11	2,843

UnitedHealth Group, Inc. (a)	68	34,009

		68,031

INVESTMENTS	SHARES (000)	VALUE ($000)

Hotels, Restaurants & Leisure — 1.7%

Booking Holdings, Inc. *	4	9,446

Hilton Worldwide Holdings, Inc. *	44	6,855

McDonald’s Corp.	84	22,569

Royal Caribbean Cruises Ltd. *	12	923

		39,793

Household Durables — 0.7%

DR Horton, Inc.	9	953

Lennar Corp., Class A	94	10,962

Toll Brothers, Inc.	46	3,328

		15,243

Household Products — 1.6%

Kimberly-Clark Corp.	52	7,446

Procter & Gamble Co. (The)	176	28,790

		36,236

Industrial Conglomerates — 0.4%

Honeywell International, Inc.	40	8,280

Insurance — 1.9%

Chubb Ltd.	57	11,035

Hartford Financial Services Group, Inc. (The)	139	9,618

Progressive Corp. (The)	155	15,866

Prudential Financial, Inc.	43	4,663

Travelers Cos., Inc. (The)	15	2,339

		43,521

Interactive Media & Services — 7.1%

Alphabet, Inc., Class A * (a)	22	64,723

Alphabet, Inc., Class C * (a)	17	49,434

Meta Platforms, Inc., Class A * (a)	140	47,243

ZoomInfo Technologies, Inc., Class A *	54	3,495

		164,895

Internet & Direct Marketing Retail — 4.0%

Amazon.com, Inc. * (a)	28	93,405

IT Services — 4.8%

Accenture plc, Class A	65	27,101

FleetCor Technologies, Inc. *	26	5,848

International Business Machines Corp.	87	11,601

Mastercard, Inc., Class A	92	32,989

PayPal Holdings, Inc. *	25	4,661

Shopify, Inc., Class A (Canada) *	2	3,058

Visa, Inc., Class A	121	26,150

		111,408

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	51

JPMorgan Hedged Equity 3 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Life Sciences Tools & Services — 1.7%

Danaher Corp.	23	7,408

Illumina, Inc. *	9	3,292

PerkinElmer, Inc.	8	1,693

Thermo Fisher Scientific, Inc.	42	27,743

		40,136

Machinery — 2.5%

Deere & Co.	56	19,345

Ingersoll Rand, Inc.	65	4,026

Otis Worldwide Corp.	144	12,539

Parker-Hannifin Corp.	27	8,476

Stanley Black & Decker, Inc.	69	13,067

		57,453

Media — 1.1%

Charter Communications, Inc., Class A *	13	8,408

Comcast Corp., Class A	340	17,089

Fox Corp., Class A	13	462

		25,959

Metals & Mining — 0.1%

Freeport-McMoRan, Inc.	73	3,035

Multiline Retail — 0.7%

Dollar General Corp.	8	1,941

Dollar Tree, Inc. *	19	2,607

Target Corp.	46	10,637

		15,185

Multi-Utilities — 0.6%

CenterPoint Energy, Inc.	329	9,181

DTE Energy Co.	40	4,731

		13,912

Oil, Gas & Consumable Fuels — 2.7%

Cheniere Energy, Inc.	27	2,754

Chevron Corp.	121	14,184

ConocoPhillips	238	17,161

Coterra Energy, Inc.	24	447

Diamondback Energy, Inc.	90	9,660

EOG Resources, Inc.	62	5,551

Phillips 66	13	921

Pioneer Natural Resources Co.	59	10,693

Williams Cos., Inc. (The)	72	1,871

		63,242

Personal Products — 0.4%

Estee Lauder Cos., Inc. (The), Class A	22	8,276

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — 3.5%

Bristol-Myers Squibb Co.	309	19,264

Eli Lilly & Co.	82	22,770

Johnson & Johnson (a)	137	23,356

Merck & Co., Inc.	116	8,907

Pfizer, Inc.	130	7,652

		81,949

Professional Services — 0.4%

Booz Allen Hamilton Holding Corp.	31	2,588

Leidos Holdings, Inc.	67	5,915

		8,503

Road & Rail — 1.0%

Lyft, Inc., Class A *	59	2,537

Norfolk Southern Corp.	44	13,115

Union Pacific Corp.	34	8,549

		24,201

Semiconductors & Semiconductor Equipment — 7.2%

Advanced Micro Devices, Inc. *	137	19,645

Analog Devices, Inc.	88	15,392

Applied Materials, Inc.	113	17,831

Intel Corp.	36	1,870

KLA Corp.	9	3,741

Lam Research Corp.	28	20,053

Microchip Technology, Inc.	56	4,879

Micron Technology, Inc.	25	2,355

NVIDIA Corp. (a)	130	38,281

NXP Semiconductors NV (China)	61	13,898

QUALCOMM, Inc.	41	7,438

Texas Instruments, Inc.	114	21,547

		166,930

Software — 9.6%

Ceridian HCM Holding, Inc. *	11	1,166

Fortinet, Inc. *	8	2,999

Intuit, Inc.	35	22,558

Microsoft Corp. (a)	500	168,320

Oracle Corp.	95	8,320

salesforce.com, Inc. *	35	8,881

Workday, Inc., Class A *	29	7,912

		220,156

Specialty Retail — 3.5%

AutoZone, Inc. *	2	4,543

Best Buy Co., Inc.	85	8,634

Home Depot, Inc. (The)	42	17,281

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — continued

Lowe’s Cos., Inc.	101	26,055

O’Reilly Automotive, Inc. *	23	16,428

TJX Cos., Inc. (The)	123	9,303

		82,244

Technology Hardware, Storage & Peripherals — 7.7%

Apple, Inc. (a)	919	163,101

Seagate Technology Holdings plc	111	12,590

		175,691

Textiles, Apparel & Luxury Goods — 0.8%

NIKE, Inc., Class B	109	18,116

Tobacco — 0.9%

Altria Group, Inc.	208	9,869

Philip Morris International, Inc.	125	11,889

		21,758

Wireless Telecommunication Services — 0.6%

T-Mobile US, Inc. *	115	13,374

Total Common Stocks (Cost $2,137,943)		2,336,570

	NO. OF CONTRACTS
Options Purchased — 0.7%

Put Options Purchased — 0.7%

Index Funds — 0.7%

S&P 500 Index 2/28/2022 at USD 4,325.00, European Style Notional Amount: USD 2,354,016 Counterparty: , European Style * (Cost $54,814)	4,939	15,607

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.7%

Investment Companies — 0.7%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c) (Cost $16,682)	16,682	16,682

Total Investments — 102.2% (Cost $2,209,439)		2,368,859
Liabilities in Excess of Other Assets — (2.2)%		(51,779)

NET ASSETS — 100.0%		2,317,080

Percentages indicated are based on net assets.

Abbreviations

USD	United States Dollar

(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	73	03/2022	USD	17,368	433

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	53

JPMorgan Hedged Equity 3 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

Written Call Options Contracts as of December 31, 2021 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	4,939	USD 2,354,017	USD 4,755.00	2/28/2022	(55,687)

Written Put Options Contracts as of December 31, 2021 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	4,939	USD 2,354,016	USD 3,640.00	2/28/2022	(3,704)

Total Written Options Contracts (Premiums Received $58,130)						(59,391)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.6%

Automobiles — 4.7%

Rivian Automotive, Inc., Class A * (a)	784	81,273

Tesla, Inc. *	1,749	1,848,414

		1,929,687

Banks — 1.5%

SVB Financial Group *	902	611,707

Beverages — 1.1%

Monster Beverage Corp. *	4,809	461,842

Biotechnology — 2.5%

Alnylam Pharmaceuticals, Inc. *	132	22,334

Biogen, Inc. *	602	144,456

Exact Sciences Corp. * (a)	794	61,774

Moderna, Inc. *	314	79,826

Regeneron Pharmaceuticals, Inc. *	547	345,252

Seagen, Inc. *	2,297	355,100

		1,008,742

Building Products — 1.3%

Trane Technologies plc	2,705	546,477

Capital Markets — 7.2%

Blackstone, Inc.	8,820	1,141,195

Charles Schwab Corp. (The)	9,739	819,034

Morgan Stanley	8,124	797,471

MSCI, Inc.	314	192,078

		2,949,778

Chemicals — 1.2%

Sherwin-Williams Co. (The)	1,443	507,991

Consumer Finance — 0.6%

Capital One Financial Corp.	1,743	252,935

Electrical Equipment — 1.5%

Rockwell Automation, Inc.	1,768	616,907

Electronic Equipment, Instruments & Components — 1.1%

Amphenol Corp., Class A	5,088	444,966

Entertainment — 1.8%

Netflix, Inc. *	1,167	703,168

Roku, Inc. *	157	35,759

		738,927

Health Care Equipment & Supplies — 3.9%

ABIOMED, Inc. *	283	101,537

Align Technology, Inc. *	1,055	693,043

Dexcom, Inc. *	631	338,654

Intuitive Surgical, Inc. *	1,305	469,003

		1,602,237

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 3.3%

HCA Healthcare, Inc.	2,945	756,707

McKesson Corp.	2,293	569,973

		1,326,680

Hotels, Restaurants & Leisure — 2.8%

Airbnb, Inc., Class A *	75	12,414

Booking Holdings, Inc. *	165	396,593

Chipotle Mexican Grill, Inc. *	423	739,684

		1,148,691

Interactive Media & Services — 11.7%

Alphabet, Inc., Class C *	1,056	3,054,941

Match Group, Inc. *	1,862	246,239

Meta Platforms, Inc., Class A *	3,307	1,112,418

Snap, Inc., Class A *	7,649	359,747

		4,773,345

Internet & Direct Marketing Retail — 4.2%

Amazon.com, Inc. *	401	1,336,421

Etsy, Inc. *	1,523	333,533

MercadoLibre, Inc. (Argentina) *	34	45,448

Wayfair, Inc., Class A * (a)	85	16,128

		1,731,530

IT Services — 1.8%

Affirm Holdings, Inc. *	862	86,723

Block, Inc., Class A *	1,341	216,568

MongoDB, Inc. * (a)	373	197,183

PayPal Holdings, Inc. *	963	181,631

Shopify, Inc., Class A (Canada) *	7	9,504

Twilio, Inc., Class A *	120	31,654

		723,263

Life Sciences Tools & Services — 0.4%

Thermo Fisher Scientific, Inc.	231	153,839

Machinery — 2.3%

Deere & Co.	2,741	940,005

Metals & Mining — 1.4%

Freeport-McMoRan, Inc.	13,328	556,181

Personal Products — 1.4%

Estee Lauder Cos., Inc. (The), Class A	1,504	556,846

Professional Services — 1.7%

Equifax, Inc.	1,091	319,522

Verisk Analytics, Inc.	1,570	359,152

		678,674

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	55

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — 10.1%

Advanced Micro Devices, Inc. *	8,664	1,246,706

ASML Holding NV (Registered), NYRS (Netherlands)	842	670,111

Enphase Energy, Inc. *	456	83,402

Lam Research Corp.	626	449,828

NVIDIA Corp.	4,130	1,214,723

Texas Instruments, Inc.	2,432	458,284

		4,123,054

Software — 15.2%

HubSpot, Inc. *	328	216,333

Intuit, Inc.	1,248	802,739

Microsoft Corp.	11,103	3,734,025

Oracle Corp.	9,134	796,550

Synopsys, Inc. *	1,401	516,416

Trade Desk, Inc. (The), Class A *	302	27,693

Workday, Inc., Class A *	328	89,630

		6,183,386

Specialty Retail — 4.6%

AutoZone, Inc. *	341	714,689

Carvana Co. * (a)	1,127	261,274

Lowe’s Cos., Inc.	3,489	901,940

		1,877,903

Technology Hardware, Storage & Peripherals — 9.3%

Apple, Inc.	21,337	3,788,804

Textiles, Apparel & Luxury Goods — 1.0%

Tapestry, Inc.	10,066	408,688

Total Common Stocks (Cost $24,052,214)		40,643,085

Short-Term Investments — 1.1%

Investment Companies — 0.8%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $292,240)	292,134	292,250

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 0.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	116,932	116,909

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	20,701	20,701

Total Investment of Cash Collateral from Securities Loaned (Cost $137,610)		137,610

Total Short-Term Investments (Cost $429,850)		429,860

Total Investments — 100.7% (Cost $24,482,064)		41,072,945
Liabilities in Excess of Other Assets — (0.7)%		(267,851)

NET ASSETS — 100.0%		40,805,094

Percentages indicated are based on net assets.

Abbreviations

NYRS	New York Registry Shares

(a)	The security or a portion of this security is on loan at December 31, 2021. The total value of securities on loan at December 31, 2021 is $134,368.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 100.2%

Aerospace & Defense — 2.8%

Boeing Co. (The) *	182	36,580

Raytheon Technologies Corp.	592	50,930

		87,510

Air Freight & Logistics — 1.5%

FedEx Corp.	185	47,848

Airlines — 1.1%

Delta Air Lines, Inc. *	429	16,746

Southwest Airlines Co. *	392	16,776

		33,522

Auto Components — 0.8%

Lear Corp.	130	23,710

Automobiles — 2.2%

General Motors Co. *	1,150	67,402

Banks — 12.8%

Bank of America Corp.	2,724	121,170

Citigroup, Inc.	517	31,205

People’s United Financial, Inc.	3,419	60,927

Truist Financial Corp.	1,073	62,824

Wells Fargo & Co.	2,495	119,710

		395,836

Beverages — 2.1%

Coca-Cola Co. (The)	1,088	64,415

Biotechnology — 7.1%

AbbVie, Inc.	415	56,191

Biogen, Inc. *	66	15,883

BioMarin Pharmaceutical, Inc. *	106	9,330

Neurocrine Biosciences, Inc. * (a)	207	17,647

Regeneron Pharmaceuticals, Inc. *	99	62,331

Vertex Pharmaceuticals, Inc. *	275	60,456

		221,838

Capital Markets — 4.2%

Intercontinental Exchange, Inc.	309	42,262

State Street Corp.	939	87,299

		129,561

Chemicals — 3.9%

Celanese Corp.	229	38,553

Eastman Chemical Co.	264	31,866

FMC Corp.	468	51,417

		121,836

Containers & Packaging — 0.4%

Sealed Air Corp.	186	12,549

INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Financial Services — 0.5%

Berkshire Hathaway, Inc., Class B *	53	15,787

Electric Utilities — 1.7%

Edison International	575	39,230

FirstEnergy Corp.	337	14,012

		53,242

Electrical Equipment — 1.0%

Eaton Corp. plc	179	30,917

Entertainment — 2.5%

Activision Blizzard, Inc.	776	51,654

Electronic Arts, Inc.	191	25,246

		76,900

Equity Real Estate Investment Trusts (REITs) — 2.5%

Host Hotels & Resorts, Inc. *	3,128	54,395

Vornado Realty Trust	360	15,061

Weyerhaeuser Co.	194	7,968

		77,424

Food & Staples Retailing — 4.4%

BJ’s Wholesale Club Holdings, Inc. *	308	20,627

Performance Food Group Co. *	214	9,820

US Foods Holding Corp. *	3,075	107,110

		137,557

Food Products — 3.0%

Bunge Ltd.	68	6,320

Lamb Weston Holdings, Inc.	1,396	88,447

		94,767

Health Care Equipment & Supplies — 2.1%

Zimmer Biomet Holdings, Inc. (a)	515	65,464

Health Care Providers & Services — 6.6%

Centene Corp. *	1,366	112,525

Cigna Corp.	254	58,303

McKesson Corp.	143	35,546

		206,374

Hotels, Restaurants & Leisure — 4.7%

Booking Holdings, Inc. *	18	43,666

Royal Caribbean Cruises Ltd. * (a)	1,315	101,100

		144,766

Household Durables — 0.7%

Newell Brands, Inc.	994	21,705

Household Products — 0.2%

Kimberly-Clark Corp.	53	7,632

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	57

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Industrial Conglomerates — 1.0%

Honeywell International, Inc.	147	30,609

Insurance — 4.0%

Allstate Corp. (The)	163	19,189

American International Group, Inc.	877	49,866

Chubb Ltd.	81	15,619

Prudential Financial, Inc.	132	14,288

Travelers Cos., Inc. (The)	173	27,031

		125,993

IT Services — 0.2%

WEX, Inc. *	55	7,767

Machinery — 2.3%

Parker-Hannifin Corp.	169	53,666

Terex Corp.	136	5,982

Timken Co. (The)	168	11,662

		71,310

Media — 1.0%

Comcast Corp., Class A	607	30,535

Metals & Mining — 4.5%

Alcoa Corp.	855	50,940

Freeport-McMoRan, Inc.	1,965	81,995

Rio Tinto plc, ADR (Australia) (a)	119	7,946

		140,881

Multiline Retail — 0.5%

Kohl’s Corp. (a)	344	17,005

Multi-Utilities — 1.0%

CenterPoint Energy, Inc.	1,099	30,665

Oil, Gas & Consumable Fuels — 7.5%

Chevron Corp.	791	92,777

Diamondback Energy, Inc.	287	30,953

Hess Corp.	386	28,546

Occidental Petroleum Corp.	986	28,578

Pioneer Natural Resources Co.	297	54,005

		234,859

Pharmaceuticals — 4.2%

Bristol-Myers Squibb Co.	1,475	91,973

Johnson & Johnson	167	28,500

Organon & Co.	340	10,356

		130,829

Road & Rail — 1.3%

Norfolk Southern Corp.	111	33,165

Union Pacific Corp.	33	8,288

		41,453

INVESTMENTS	SHARES (000)	VALUE ($000)

Technology Hardware, Storage & Peripherals — 2.7%

Seagate Technology Holdings plc	740	83,560

Textiles, Apparel & Luxury Goods — 1.2%

Kontoor Brands, Inc.	220	11,295

Tapestry, Inc.	614	24,916

		36,211

Total Common Stocks (Cost $2,622,002)		3,120,239

Short-Term Investments — 1.3%

Investment Companies — 0.1%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $3,146)	3,145	3,146

Investment of Cash Collateral from Securities Loaned — 1.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	29,901	29,894

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	7,894	7,894

Total Investment of Cash Collateral from Securities Loaned (Cost $37,788)		37,788

Total Short-Term Investments (Cost $40,934)		40,934

Total Investments — 101.5% (Cost $2,662,936)		3,161,173
Liabilities in Excess of Other Assets — (1.5)%		(48,001)

Net Assets — 100.0%		3,113,172

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt

(a)	The security or a portion of this security is on loan at December 31, 2021. The total value of securities on loan at December 31, 2021 is $36,685.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

JPMorgan U.S. Applied Data Science Value Fund

(formerly known as JPMorgan Intrepid Value Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.8%

Aerospace & Defense — 1.2%

Northrop Grumman Corp.	8	2,969

Auto Components — 0.7%

Lear Corp.	9	1,635

Banks — 9.8%

Bank of America Corp.	144	6,391

Citigroup, Inc.	57	3,451

Citizens Financial Group, Inc.	43	2,021

M&T Bank Corp.	16	2,445

PNC Financial Services Group, Inc. (The)	20	3,987

Wells Fargo & Co.	111	5,342

Western Alliance Bancorp	4	378

		24,015

Beverages — 2.2%

Coca-Cola Co. (The)	91	5,374

Biotechnology — 1.9%

AbbVie, Inc.	22	2,998

Vertex Pharmaceuticals, Inc. *	8	1,764

		4,762

Building Products — 2.1%

Johnson Controls International plc	32	2,578

Trane Technologies plc	13	2,666

		5,244

Capital Markets — 6.2%

BlackRock, Inc.	6	5,708

CME Group, Inc.	6	1,461

Morgan Stanley	53	5,248

T. Rowe Price Group, Inc.	15	2,976

		15,393

Chemicals — 2.3%

Axalta Coating Systems Ltd. *	90	2,994

DuPont de Nemours, Inc.	32	2,571

		5,565

Consumer Finance — 1.7%

Ally Financial, Inc.	32	1,520

Capital One Financial Corp.	7	1,065

Synchrony Financial	33	1,538

		4,123

Containers & Packaging — 0.6%

Berry Global Group, Inc. *	21	1,565

Diversified Financial Services — 1.1%

Berkshire Hathaway, Inc., Class B *	9	2,660

INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Telecommunication Services — 2.1%

Verizon Communications, Inc.	98	5,103

Electric Utilities — 4.2%

Exelon Corp.	56	3,245

NextEra Energy, Inc.	76	7,101

		10,346

Electrical Equipment — 2.3%

Eaton Corp. plc	32	5,563

Equity Real Estate Investment Trusts (REITs) — 3.7%

Host Hotels & Resorts, Inc. *	54	946

Prologis, Inc.	43	7,177

Ventas, Inc.	21	1,065

		9,188

Food & Staples Retailing — 0.6%

Sysco Corp.	18	1,448

Food Products — 1.7%

Mondelez International, Inc., Class A	43	2,846

Tyson Foods, Inc., Class A	15	1,345

		4,191

Health Care Equipment & Supplies — 2.3%

Becton Dickinson and Co.	6	1,404

Medtronic plc	41	4,202

		5,606

Health Care Providers & Services — 6.2%

Anthem, Inc.	7	3,470

Centene Corp. *	26	2,119

Cigna Corp.	16	3,690

UnitedHealth Group, Inc.	12	6,124

		15,403

Hotels, Restaurants & Leisure — 1.2%

Expedia Group, Inc. *	7	1,321

Royal Caribbean Cruises Ltd. *	5	417

Travel + Leisure Co.	21	1,188

		2,926

Household Durables — 0.6%

Whirlpool Corp.	7	1,570

Household Products — 1.5%

Procter & Gamble Co. (The)	13	2,184

Spectrum Brands Holdings, Inc.	15	1,487

		3,671

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	59

JPMorgan U.S. Applied Data Science Value Fund

(formerly known as JPMorgan Intrepid Value Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — 2.6%

Loews Corp.	53	3,035

Travelers Cos., Inc. (The)	21	3,279

		6,314

Interactive Media & Services — 3.0%

Alphabet, Inc., Class C *	2	5,952

Meta Platforms, Inc., Class A *	4	1,342

		7,294

IT Services — 2.0%

Amdocs Ltd.	14	1,070

Fidelity National Information Services, Inc.	14	1,552

Fiserv, Inc. *	8	845

Mastercard, Inc., Class A	4	1,404

		4,871

Life Sciences Tools & Services — 0.7%

Agilent Technologies, Inc.	11	1,833

Machinery — 3.7%

Deere & Co.	4	1,343

Dover Corp.	23	4,090

Parker-Hannifin Corp.	11	3,645

		9,078

Media — 1.4%

Charter Communications, Inc., Class A *	3	1,955

Comcast Corp., Class A	30	1,523

		3,478

Multiline Retail — 0.9%

Target Corp.	10	2,212

Multi-Utilities — 2.2%

CMS Energy Corp.	23	1,509

Dominion Energy, Inc.	35	2,754

WEC Energy Group, Inc.	12	1,126

		5,389

Oil, Gas & Consumable Fuels — 5.6%

Cheniere Energy, Inc.	15	1,500

Chevron Corp.	17	2,004

ConocoPhillips	71	5,141

Coterra Energy, Inc.	84	1,603

EOG Resources, Inc.	34	2,984

Phillips 66	8	569

		13,801

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — 4.5%

Bristol-Myers Squibb Co.	82	5,125

Eli Lilly & Co.	11	3,027

Jazz Pharmaceuticals plc *	10	1,335

Merck & Co., Inc.	21	1,587

		11,074

Professional Services — 0.3%

Booz Allen Hamilton Holding Corp.	9	763

Real Estate Management & Development — 0.8%

CBRE Group, Inc., Class A *	19	2,024

Road & Rail — 3.4%

CSX Corp.	77	2,905

Norfolk Southern Corp.	18	5,504

		8,409

Semiconductors & Semiconductor Equipment — 3.8%

Analog Devices, Inc.	17	3,034

NXP Semiconductors NV (China)	5	1,153

QUALCOMM, Inc.	9	1,569

Texas Instruments, Inc.	20	3,693

		9,449

Software — 1.5%

Microsoft Corp.	9	2,909

SS&C Technologies Holdings, Inc.	9	771

		3,680

Specialty Retail — 3.9%

AutoZone, Inc. *	2	4,141

Lowe’s Cos., Inc.	7	1,833

O’Reilly Automotive, Inc. *	5	3,677

		9,651

Technology Hardware, Storage & Peripherals — 0.3%

Xerox Holdings Corp.	34	759

Tobacco — 1.0%

Altria Group, Inc.	52	2,472

Total Common Stocks (Cost $188,731)		240,871

Short-Term Investments — 2.1%

Investment Companies — 2.1%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b) (Cost $5,269)	5,267	5,269

Total Investments — 99.9% (Cost $194,000)		246,140
Other Assets Less Liabilities — 0.1%		312

NET ASSETS — 100.0%		246,452

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	22	03/2022	USD	5,234	100

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	61

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.1%

Aerospace & Defense — 1.4%

Northrop Grumman Corp.	811	313,743

Automobiles — 2.0%

Rivian Automotive, Inc., Class A * (a)	772	80,051

Tesla, Inc. *	356	375,858

		455,909

Banks — 6.3%

Truist Financial Corp.	8,364	489,729

US Bancorp	7,660	430,253

Wells Fargo & Co.	10,528	505,126

		1,425,108

Beverages — 1.2%

Coca-Cola Co. (The)	4,732	280,166

Biotechnology — 5.1%

AbbVie, Inc.	4,667	631,859

Biogen, Inc. *	670	160,643

Regeneron Pharmaceuticals, Inc. *	565	356,527

		1,149,029

Building Products — 0.7%

Trane Technologies plc	820	165,625

Capital Markets — 4.3%

Ameriprise Financial, Inc.	990	298,640

Morgan Stanley	2,496	244,983

S&P Global, Inc.	879	414,861

		958,484

Chemicals — 2.8%

Eastman Chemical Co.	1,587	191,912

PPG Industries, Inc.	2,548	439,354

		631,266

Construction Materials — 0.4%

Vulcan Materials Co.	471	97,798

Electric Utilities — 3.9%

NextEra Energy, Inc.	6,641	620,007

Xcel Energy, Inc.	3,761	254,608

		874,615

Electrical Equipment — 3.0%

Eaton Corp. plc	3,968	685,774

Equity Real Estate Investment Trusts (REITs) — 3.4%

Prologis, Inc.	4,545	765,183

Health Care Equipment & Supplies — 2.7%

Boston Scientific Corp. *	8,493	360,792

Intuitive Surgical, Inc. *	696	250,203

		610,995

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 1.5%

Centene Corp. *	4,036	332,600

Hotels, Restaurants & Leisure — 4.7%

Marriott International, Inc., Class A *	2,697	445,726

McDonald’s Corp.	1,494	400,369

Yum! Brands, Inc.	1,505	208,958

		1,055,053

Insurance — 0.6%

Progressive Corp. (The)	1,393	142,992

Interactive Media & Services — 7.6%

Alphabet, Inc., Class A *	508	1,472,829

Meta Platforms, Inc., Class A *	349	117,291

Snap, Inc., Class A *	2,502	117,686

		1,707,806

Internet & Direct Marketing Retail — 5.9%

Amazon.com, Inc. *	397	1,322,132

IT Services — 4.9%

Affirm Holdings, Inc. *	579	58,219

FleetCor Technologies, Inc. *	447	99,996

Mastercard, Inc., Class A	2,086	749,641

Shopify, Inc., Class A (Canada) *	136	187,822

		1,095,678

Machinery — 3.0%

Deere & Co.	1,365	468,046

Stanley Black & Decker, Inc.	1,115	210,275

		678,321

Pharmaceuticals — 3.8%

Bristol-Myers Squibb Co.	6,964	434,178

Eli Lilly & Co.	1,524	420,976

		855,154

Professional Services — 0.8%

Leidos Holdings, Inc.	1,906	169,420

Road & Rail — 2.5%

Norfolk Southern Corp.	1,863	554,590

Semiconductors & Semiconductor Equipment — 7.7%

Advanced Micro Devices, Inc. *	3,202	460,727

Analog Devices, Inc.	3,176	558,330

NXP Semiconductors NV (China)	3,163	720,448

		1,739,505

Software — 9.0%

Ceridian HCM Holding, Inc. *	916	95,638

Microsoft Corp.	5,671	1,907,117

		2,002,755

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — 3.3%

Lowe’s Cos., Inc.	1,227	317,090

O’Reilly Automotive, Inc. *	265	186,989

Ross Stores, Inc.	2,122	242,471

		746,550

Technology Hardware, Storage & Peripherals — 5.3%

Apple, Inc.	6,707	1,190,924

Textiles, Apparel & Luxury Goods — 1.3%

NIKE, Inc., Class B	1,759	293,201

Total Common Stocks (Cost $12,546,854)		22,300,376

Short-Term Investments — 1.6%

Investment Companies — 1.3%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $305,526)	305,404	305,526

Investment of Cash Collateral from Securities Loaned — 0.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	55,006	54,995

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — continued

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	10,209	10,209

Total Investment of Cash Collateral from Securities Loaned (Cost $65,204)		65,204

Total Short-Term Investments (Cost $370,730)		370,730

Total Investments — 100.7% (Cost $12,917,584)		22,671,106
Liabilities in Excess of Other Assets — (0.7)%		(156,541)

NET ASSETS — 100.0%		22,514,565

Percentages indicated are based on net assets.

Abbreviations

(a)	The security or a portion of this security is on loan at December 31, 2021. The total value of securities on loan at December 31, 2021 is $64,031.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	813	03/2022	USD	193,423	5,467

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	63

JPMorgan U.S. GARP Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.7%

Aerospace & Defense — 0.5%

Textron, Inc.	86	6,639

Air Freight & Logistics — 0.3%

United Parcel Service, Inc., Class B	19	3,987

Automobiles — 3.6%

Rivian Automotive, Inc., Class A * (a)	43	4,452

Tesla, Inc. *	42	44,173

		48,625

Beverages — 2.0%

Coca-Cola Co. (The)	173	10,220

Monster Beverage Corp. *	72	6,934

PepsiCo, Inc.	53	9,189

		26,343

Biotechnology — 3.0%

AbbVie, Inc.	186	25,232

Regeneron Pharmaceuticals, Inc. *	8	5,242

Seagen, Inc. *	17	2,566

Vertex Pharmaceuticals, Inc. *	36	7,928

		40,968

Building Products — 1.3%

Allegion plc	45	5,894

Trane Technologies plc	56	11,333

		17,227

Capital Markets — 0.7%

S&P Global, Inc.	19	8,778

Commercial Services & Supplies — 0.5%

Waste Management, Inc.	39	6,476

Construction & Engineering — 0.2%

Quanta Services, Inc.	21	2,431

Consumer Finance — 0.4%

Capital One Financial Corp.	36	5,194

Electronic Equipment, Instruments & Components — 0.6%

Keysight Technologies, Inc. *	39	8,116

Entertainment — 2.0%

Electronic Arts, Inc.	61	8,006

Netflix, Inc.*	30	18,254

		26,260

Equity Real Estate Investment Trusts (REITs) — 2.1%

Equinix, Inc.	6	4,990

Host Hotels & Resorts, Inc.*	285	4,953

Prologis, Inc.	74	12,510

Sun Communities, Inc.	26	5,354

		27,807

INVESTMENTS	SHARES (000)	VALUE ($000)

Food & Staples Retailing — 0.5%

Costco Wholesale Corp.	12	6,812

Food Products — 0.2%

Hershey Co. (The)	16	3,115

Health Care Equipment & Supplies — 2.3%

Align Technology, Inc. *	17	11,106

Boston Scientific Corp. *	281	11,937

Medtronic plc	75	7,800

		30,843

Health Care Providers & Services — 1.6%

Anthem, Inc.	15	6,999

Humana, Inc.	13	5,984

UnitedHealth Group, Inc.	17	8,336

		21,319

Hotels, Restaurants & Leisure — 3.2%

Airbnb, Inc., Class A *	35	5,757

Booking Holdings, Inc. *	2	5,278

Darden Restaurants, Inc.	34	5,062

Domino’s Pizza, Inc.	9	5,079

Expedia Group, Inc. *	51	9,234

Las Vegas Sands Corp. *	99	3,738

McDonald’s Corp.	32	8,605

		42,753

Household Durables — 1.3%

PulteGroup, Inc.	102	5,813

Toll Brothers, Inc.	154	11,148

		16,961

Insurance — 0.3%

Arch Capital Group Ltd. *	87	3,885

Interactive Media & Services — 9.3%

Alphabet, Inc., Class A *	13	36,792

Alphabet, Inc., Class C *	12	35,881

Meta Platforms, Inc., Class A *	160	53,883

		126,556

Internet & Direct Marketing Retail — 5.9%

Amazon.com, Inc. *	24	79,357

IT Services — 4.7%

Accenture plc, Class A	32	13,307

Mastercard, Inc., Class A	102	36,759

PayPal Holdings, Inc. *	16	3,036

Visa, Inc., Class A	46	10,055

		63,157

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Life Sciences Tools & Services — 2.4%

Agilent Technologies, Inc.	74	11,734

Thermo Fisher Scientific, Inc.	22	14,480

Waters Corp. *	14	5,365

		31,579

Machinery — 1.6%

Deere & Co.	18	6,172

Ingersoll Rand, Inc.	102	6,305

Otis Worldwide Corp.	53	4,641

Parker-Hannifin Corp.	16	4,994

		22,112

Media — 0.4%

Charter Communications, Inc., Class A *	8	4,955

Metals & Mining — 0.8%

Freeport-McMoRan, Inc.	136	5,666

Steel Dynamics, Inc.	76	4,724

		10,390

Oil, Gas & Consumable Fuels — 0.7%

Cheniere Energy, Inc.	87	8,803

Personal Products — 0.4%

Estee Lauder Cos., Inc. (The), Class A	15	5,479

Pharmaceuticals — 0.3%

Bristol-Myers Squibb Co.	58	3,635

Road & Rail — 2.4%

CSX Corp.	255	9,599

Lyft, Inc., Class A *	238	10,171

Norfolk Southern Corp.	15	4,495

Old Dominion Freight Line, Inc.	23	8,386

		32,651

Semiconductors & Semiconductor Equipment — 7.1%

Applied Materials, Inc.	31	4,878

Lam Research Corp.	35	24,955

NVIDIA Corp.	84	24,676

NXP Semiconductors NV (China)	59	13,325

Qorvo, Inc. *	22	3,425

QUALCOMM, Inc.	65	11,795

Texas Instruments, Inc.	63	11,892

		94,946

Software — 18.5%

Adobe, Inc. *	22	12,193

Cadence Design Systems, Inc. *	67	12,541

Ceridian HCM Holding, Inc. *	95	9,882

Dropbox, Inc., Class A *	320	7,841

Fortinet, Inc. *	23	8,374

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

HubSpot, Inc. *	3	2,241

Intuit, Inc.	43	27,755

Microsoft Corp.	413	139,001

Palo Alto Networks, Inc. *	25	13,752

PTC, Inc. *	27	3,210

VMware, Inc., Class A	20	2,260

Workday, Inc., Class A *	39	10,627

		249,677

Specialty Retail — 5.4%

Bath & Body Works, Inc.	95	6,595

Best Buy Co., Inc.	58	5,872

Burlington Stores, Inc. *	27	7,987

Lowe’s Cos., Inc.	114	29,545

O’Reilly Automotive, Inc. *	26	18,221

TJX Cos., Inc. (The)	56	4,267

		72,487

Technology Hardware, Storage & Peripherals — 10.4%

Apple, Inc.	720	127,922

Hewlett Packard Enterprise Co.	335	5,281

Seagate Technology Holdings plc	71	8,067

		141,270

Textiles, Apparel & Luxury Goods — 1.3%

NIKE, Inc., Class B	107	17,751

Tobacco — 0.5%

Philip Morris International, Inc.	68	6,441

Total Common Stocks (Cost $713,220)		1,325,785

Short-Term Investments — 1.5%

Investment Companies — 1.2%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $17,033)	17,029	17,035

Investment of Cash Collateral from Securities Loaned — 0.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c) (Cost $3,659)	3,659	3,659

Total Short-Term Investments (Cost $20,692)		20,694

Total Investments — 100.2% (Cost $733,912)		1,346,479
Liabilities in Excess of Other Assets — (0.2)%		(2,935)

NET ASSETS — 100.0%		1,343,544

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	65

JPMorgan U.S. GARP Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

Abbreviations

(a)	The security or a portion of this security is on loan at December 31, 2021. The total value of securities on loan at December 31, 2021 is $3,562.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	70	03/2022	USD	16,654	513

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)

Long Positions — 121.7%

Common Stocks — 121.0%

Aerospace & Defense — 1.3%

Howmet Aerospace, Inc.	119	3,775

Northrop Grumman Corp. (a)	31	11,957

Raytheon Technologies Corp.	167	14,376

TransDigm Group, Inc. *	9	5,466

		35,574

Air Freight & Logistics — 0.5%

United Parcel Service, Inc., Class B	65	13,915

Auto Components — 0.3%

Aptiv plc *	16	2,691

Lear Corp.	14	2,573

Magna International, Inc. (Canada)	31	2,506

		7,770

Automobiles — 0.9%

General Motors Co. *	105	6,142

Rivian Automotive, Inc., Class A *	173	17,979

		24,121

Banks — 5.3%

Bank of America Corp. (a)	603	26,849

Fifth Third Bancorp	292	12,735

SVB Financial Group *	44	29,705

Truist Financial Corp.	375	21,946

Wells Fargo & Co. (a)	1,026	49,218

		140,453

Beverages — 1.8%

Coca-Cola Co. (The) (a)	366	21,672

PepsiCo, Inc. (a)	153	26,508

		48,180

Biotechnology — 4.3%

AbbVie, Inc. (a)	325	43,952

Alnylam Pharmaceuticals, Inc. *	15	2,540

Biogen, Inc. * (a)	55	13,091

BioMarin Pharmaceutical, Inc. *	97	8,574

Neurocrine Biosciences, Inc. *	101	8,639

Regeneron Pharmaceuticals, Inc. *	31	19,529

Vertex Pharmaceuticals, Inc. *	75	16,425

		112,750

Building Products — 1.0%

Trane Technologies plc	136	27,407

Capital Markets — 2.7%

Ameriprise Financial, Inc.	9	2,695

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

Charles Schwab Corp. (The)	214	17,961

CME Group, Inc.	45	10,360

Intercontinental Exchange, Inc.	79	10,840

Morgan Stanley (a)	248	24,312

S&P Global, Inc.	9	4,452

		70,620

Chemicals — 4.1%

Air Products and Chemicals, Inc.	59	17,861

Celanese Corp.	116	19,544

DuPont de Nemours, Inc.	229	18,508

Eastman Chemical Co.	30	3,648

Linde plc (United Kingdom)	86	29,706

PPG Industries, Inc.	106	18,243

		107,510

Commercial Services & Supplies — 0.1%

Waste Connections, Inc.	19	2,579

Communications Equipment — 0.1%

Juniper Networks, Inc.	40	1,428

Construction Materials — 0.2%

Vulcan Materials Co.	20	4,069

Diversified Financial Services — 0.2%

Voya Financial, Inc.	67	4,449

Electric Utilities — 2.4%

Alliant Energy Corp.	41	2,515

Edison International	185	12,593

FirstEnergy Corp.	340	14,145

NextEra Energy, Inc.	378	35,313

		64,566

Electrical Equipment — 1.1%

Eaton Corp. plc	171	29,479

Electronic Equipment, Instruments & Components — 0.4%

Corning, Inc.	148	5,518

Keysight Technologies, Inc. *	26	5,447

		10,965

Energy Equipment & Services — 0.2%

Baker Hughes Co. (a)	179	4,309

Entertainment — 1.2%

Endeavor Group Holdings, Inc., Class A *	570	19,891

Netflix, Inc. * (a)	18	10,883

		30,774

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	67

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — 3.5%

American Homes 4 Rent, Class A	148	6,456

Camden Property Trust	18	3,259

Cousins Properties, Inc.	121	4,876

Equinix, Inc.	15	12,404

Host Hotels & Resorts, Inc. *	210	3,647

Invitation Homes, Inc.	118	5,354

Kimco Realty Corp.	363	8,959

Prologis, Inc.	138	23,208

Sun Communities, Inc.	82	17,193

UDR, Inc.	109	6,511

		91,867

Food & Staples Retailing — 0.5%

Costco Wholesale Corp.	23	13,234

Food Products — 1.0%

Hershey Co. (The)	35	6,675

Mondelez International, Inc., Class A (a)	287	18,998

		25,673

Health Care Equipment & Supplies — 2.3%

Abbott Laboratories	76	10,764

Boston Scientific Corp. * (a)	586	24,901

Intuitive Surgical, Inc. *	31	11,113

Zimmer Biomet Holdings, Inc. (a)	110	14,002

		60,780

Health Care Providers & Services — 3.8%

Centene Corp. *	275	22,643

CVS Health Corp. (a)	111	11,478

Humana, Inc.	8	3,818

UnitedHealth Group, Inc. (a)	127	63,649

		101,588

Hotels, Restaurants & Leisure — 3.3%

Booking Holdings, Inc. *	11	27,220

Domino’s Pizza, Inc.	10	5,686

Expedia Group, Inc. *	14	2,596

Hilton Worldwide Holdings, Inc. *	54	8,450

McDonald’s Corp.	126	33,663

Yum! Brands, Inc.	61	8,436

		86,051

Household Durables — 0.7%

KB Home	90	4,033

Mohawk Industries, Inc. *	16	2,829

Toll Brothers, Inc.	158	11,410

		18,272

INVESTMENTS	SHARES (000)	VALUE ($000)

Household Products — 1.3%

Procter & Gamble Co. (The)	215	35,148

Insurance — 1.5%

Arthur J Gallagher & Co.	64	10,893

Hartford Financial Services Group, Inc. (The) (a)	145	9,994

Progressive Corp. (The)	107	11,021

Prudential Financial, Inc.	65	7,065

Ryan Specialty Group Holdings, Inc., Class A *	11	426

		39,399

Interactive Media & Services — 7.6%

Alphabet, Inc., Class A * (a)	37	108,497

Alphabet, Inc., Class C * (a)	10	28,204

Meta Platforms, Inc., Class A *	112	37,574

Snap, Inc., Class A *	373	17,558

ZoomInfo Technologies, Inc., Class A * (a)	178	11,408

		203,241

Internet & Direct Marketing Retail — 5.7%

Amazon.com, Inc. * (a)	45	149,932

IT Services — 4.7%

Affirm Holdings, Inc. *	26	2,584

International Business Machines Corp.	60	8,013

Mastercard, Inc., Class A (a)	181	64,973

PayPal Holdings, Inc. * (a)	41	7,771

Shopify, Inc., Class A (Canada) *	19	25,727

WEX, Inc. *	113	15,823

		124,891

Life Sciences Tools & Services — 2.5%

Danaher Corp.	22	7,114

PerkinElmer, Inc.	44	8,868

Thermo Fisher Scientific, Inc. (a)	76	50,581

		66,563

Machinery — 5.2%

Deere & Co.	97	33,106

Dover Corp.	154	27,948

Ingersoll Rand, Inc.	653	40,411

Otis Worldwide Corp.	67	5,827

Parker-Hannifin Corp.	4	1,308

Stanley Black & Decker, Inc.	157	29,607

		138,207

Media — 1.7%

Charter Communications, Inc., Class A * (a)	28	18,157

Comcast Corp., Class A (a)	441	22,201

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Media — continued

Liberty Media Corp.-Liberty SiriusXM, Class A *	76	3,876

		44,234

Metals & Mining — 0.5%

Freeport-McMoRan, Inc.	287	11,976

Multiline Retail — 0.7%

Dollar General Corp.	37	8,667

Dollar Tree, Inc. *	64	8,926

		17,593

Multi-Utilities — 1.3%

Ameren Corp.	85	7,540

CenterPoint Energy, Inc.	631	17,604

DTE Energy Co.	21	2,481

Public Service Enterprise Group, Inc.	98	6,558

		34,183

Oil, Gas & Consumable Fuels — 4.4%

Cheniere Energy, Inc.	37	3,791

Chevron Corp.	213	25,038

ConocoPhillips	410	29,610

Coterra Energy, Inc.	326	6,198

Diamondback Energy, Inc.	200	21,580

EOG Resources, Inc.	44	3,886

ONEOK, Inc.	44	2,593

Phillips 66	76	5,518

Pioneer Natural Resources Co. (a)	100	18,241

		116,455

Personal Products — 1.0%

Estee Lauder Cos., Inc. (The), Class A	70	26,032

Pharmaceuticals — 2.3%

Bristol-Myers Squibb Co. (a)	357	22,261

Eli Lilly & Co.	143	39,476

		61,737

Professional Services — 1.1%

Booz Allen Hamilton Holding Corp.	110	9,365

IHS Markit Ltd.	41	5,401

Leidos Holdings, Inc.	151	13,389

		28,155

Road & Rail — 4.2%

Canadian National Railway Co. (Canada)	43	5,341

CSX Corp.	205	7,714

Knight-Swift Transportation Holdings, Inc.	64	3,887

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — continued

Lyft, Inc., Class A *	548	23,414

Norfolk Southern Corp. (a)	152	45,172

Old Dominion Freight Line, Inc.	36	13,028

Union Pacific Corp. (a)	48	12,070

		110,626

Semiconductors & Semiconductor Equipment — 8.6%

Advanced Micro Devices, Inc. *	242	34,885

Analog Devices, Inc. (a)	86	15,130

Lam Research Corp.	31	22,609

Microchip Technology, Inc.	15	1,323

NVIDIA Corp. (a)	146	43,032

NXP Semiconductors NV (China)	370	84,242

ON Semiconductor Corp. *	52	3,554

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	10	1,236

Teradyne, Inc.	8	1,358

Texas Instruments, Inc. (a)	127	23,921

		231,290

Software — 10.5%

Ceridian HCM Holding, Inc. *	240	25,043

HashiCorp, Inc., Class A *	45	4,094

Intuit, Inc.	32	20,557

Microsoft Corp.(a)	580	195,031

salesforce.com, Inc. * (a)	24	6,210

Workday, Inc., Class A *	103	28,205

		279,140

Specialty Retail — 4.7%

AutoZone, Inc. * (a)	3	6,652

Best Buy Co., Inc.	25	2,574

Burlington Stores, Inc. *	56	16,304

Home Depot, Inc. (The) (a)	30	12,638

Lowe’s Cos., Inc.	170	43,906

O’Reilly Automotive, Inc. *	60	42,387

		124,461

Technology Hardware, Storage & Peripherals — 6.4%

Apple, Inc. (a)	843	149,757

Hewlett Packard Enterprise Co.	383	6,042

Seagate Technology Holdings plc	133	15,070

		170,869

Textiles, Apparel & Luxury Goods — 1.3%

NIKE, Inc., Class B	203	33,879

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	69

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Wireless Telecommunication Services — 0.6%

T-Mobile US, Inc. *	137	15,933

Total Common Stocks (Cost $1,601,517)		3,202,327

Short-Term Investments — 0.7%

Investment Companies — 0.7%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $18,556)	18,549	18,556

Total Long Positions (Cost $1,620,073)		3,220,883

Short Positions — (21.6)%
Common Stocks — (21.6)%

Aerospace & Defense — (0.4)%

Boeing Co. (The) *	(12)	(2,394)

Hexcel Corp. *	(38)	(1,950)

Huntington Ingalls Industries, Inc.	(34)	(6,300)

L3Harris Technologies, Inc.	(5)	(1,098)

		(11,742)

Air Freight & Logistics — (0.6)%

CH Robinson Worldwide, Inc.	(83)	(8,893)

Expeditors International of Washington, Inc.	(55)	(7,389)

		(16,282)

Auto Components — (0.3)%

BorgWarner, Inc.	(200)	(9,035)

Automobiles — (0.1)%

Ford Motor Co.	(64)	(1,332)

Biotechnology — (0.5)%

Gilead Sciences, Inc.	(31)	(2,215)

Moderna, Inc. *	(39)	(9,816)

		(12,031)

Building Products — (0.1)%

Lennox International, Inc.	(7)	(2,247)

Capital Markets — (0.8)%

Franklin Resources, Inc.	(77)	(2,594)

Goldman Sachs Group, Inc. (The)	(13)	(4,888)

Moody’s Corp.	(10)	(3,737)

MSCI, Inc.	(9)	(5,629)

Northern Trust Corp.	(31)	(3,655)

		(20,503)

Chemicals — (0.2)%

Dow, Inc.	(38)	(2,150)

Ecolab, Inc.	(12)	(2,851)

		(5,001)

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — (0.2)%

Republic Services, Inc.	(34)	(4,753)

Communications Equipment — (0.3)%

Cisco Systems, Inc.	(145)	(9,176)

Consumer Finance — (0.2)%

Discover Financial Services	(55)	(6,401)

Containers & Packaging — (0.9)%

AptarGroup, Inc.	(15)	(1,823)

Ball Corp.	(28)	(2,692)

Crown Holdings, Inc.	(34)	(3,792)

International Paper Co.	(116)	(5,459)

Packaging Corp. of America	(10)	(1,351)

Silgan Holdings, Inc.	(146)	(6,249)

Sonoco Products Co.	(60)	(3,475)

		(24,841)

Diversified Telecommunication Services — (0.8)%

AT&T, Inc.	(333)	(8,197)

Lumen Technologies, Inc.	(509)	(6,389)

Verizon Communications, Inc.	(130)	(6,776)

		(21,362)

Electric Utilities — (1.1)%

American Electric Power Co., Inc.	(93)	(8,231)

Eversource Energy	(74)	(6,763)

Pinnacle West Capital Corp.	(49)	(3,481)

Southern Co. (The)	(141)	(9,642)

		(28,117)

Electrical Equipment — (0.4)%

Acuity Brands, Inc.	(18)	(3,859)

Hubbell, Inc.	(21)	(4,353)

Sensata Technologies Holding plc *	(23)	(1,393)

		(9,605)

Electronic Equipment, Instruments & Components — (0.2)%

Cognex Corp.	(57)	(4,410)

Energy Equipment & Services — (0.2)%

Halliburton Co.	(147)	(3,363)

Schlumberger NV	(86)	(2,578)

		(5,941)

Entertainment — (0.2)%

AMC Entertainment Holdings, Inc., Class A *	(157)	(4,280)

Equity Real Estate Investment Trusts (REITs) — (1.2)%

AvalonBay Communities, Inc.	(12)	(3,023)

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Equity Residential	(48)	(4,378)

Iron Mountain, Inc.	(115)	(6,001)

National Retail Properties, Inc.	(149)	(7,142)

Orion Office REIT, Inc. *	(4)	(74)

Realty Income Corp.	(36)	(2,610)

Simon Property Group, Inc.	(23)	(3,720)

SL Green Realty Corp.	(48)	(3,409)

Welltower, Inc.	(31)	(2,632)

		(32,989)

Food & Staples Retailing — (1.6)%

Kroger Co. (The)	(450)	(20,381)

Walgreens Boots Alliance, Inc.	(249)	(12,979)

Walmart, Inc.	(63)	(9,097)

		(42,457)

Food Products — (0.6)%

Campbell Soup Co.	(132)	(5,716)

Conagra Brands, Inc.	(103)	(3,519)

General Mills, Inc.	(19)	(1,250)

Kellogg Co.	(70)	(4,499)

		(14,984)

Gas Utilities — (0.1)%

National Fuel Gas Co.	(47)	(2,974)

Health Care Equipment & Supplies — (0.6)%

Baxter International, Inc.	(60)	(5,168)

Stryker Corp.	(44)	(11,665)

		(16,833)

Health Care Providers & Services — (0.1)%

Henry Schein, Inc. *	(46)	(3,534)

Hotels, Restaurants & Leisure — (0.4)%

Starbucks Corp.	(86)	(10,075)

Household Products — (0.6)%

Clorox Co. (The)	(68)	(11,851)

Colgate-Palmolive Co.	(48)	(4,097)

		(15,948)

Industrial Conglomerates — (0.8)%

3M Co.	(74)	(13,115)

General Electric Co.	(75)	(7,131)

		(20,246)

Insurance — (0.1)%

Aon plc, Class A	(8)	(2,340)

INVESTMENTS	SHARES (000)	VALUE ($000)

Internet & Direct Marketing Retail — (0.2)%

eBay, Inc.	(83)	(5,551)

IT Services — (0.8)%

Cognizant Technology Solutions Corp., Class A	(50)	(4,450)

DXC Technology Co. *	(37)	(1,183)

Jack Henry & Associates, Inc.	(23)	(3,759)

Paychex, Inc.	(43)	(5,862)

Western Union Co. (The)	(356)	(6,360)

		(21,614)

Life Sciences Tools & Services — (0.2)%

Waters Corp. *	(17)	(6,157)

Machinery — (0.8)%

Caterpillar, Inc.	(31)	(6,364)

Illinois Tool Works, Inc.	(43)	(10,594)

PACCAR, Inc.	(56)	(4,908)

		(21,866)

Media — (0.9)%

Interpublic Group of Cos., Inc. (The)	(197)	(7,381)

Omnicom Group, Inc.	(223)	(16,306)

ViacomCBS, Inc.	(44)	(1,335)

		(25,022)

Multiline Retail — (0.3)%

Kohl’s Corp.	(30)	(1,460)

Macy’s, Inc.	(53)	(1,381)

Target Corp.	(19)	(4,381)

		(7,222)

Multi-Utilities — (0.5)%

CMS Energy Corp.	(39)	(2,535)

Consolidated Edison, Inc.	(89)	(7,593)

Dominion Energy, Inc.	(34)	(2,661)

		(12,789)

Oil, Gas & Consumable Fuels — (1.5)%

Enbridge, Inc. (Canada)	(282)	(11,040)

Exxon Mobil Corp.	(205)	(12,572)

Hess Corp.	(87)	(6,467)

HollyFrontier Corp.	(53)	(1,747)

Kinder Morgan, Inc.	(66)	(1,043)

Marathon Oil Corp.	(357)	(5,858)

		(38,727)

Pharmaceuticals — (0.3)%

Merck & Co., Inc.	(60)	(4,636)

Pfizer, Inc.	(47)	(2,755)

		(7,391)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	71

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Professional Services — (0.2)%

TransUnion	(38)	(4,490)

Road & Rail — (0.3)%

Canadian Pacific Railway Ltd. (Canada)	(18)	(1,280)

JB Hunt Transport Services, Inc.	(6)	(1,178)

Werner Enterprises, Inc.	(104)	(4,947)

		(7,405)

Semiconductors & Semiconductor Equipment — (0.8)%

Broadcom, Inc.	(12)	(7,845)

Intel Corp.	(106)	(5,434)

QUALCOMM, Inc.	(45)	(8,203)

		(21,482)

Software — (0.6)%

Citrix Systems, Inc.	(25)	(2,335)

Oracle Corp.	(66)	(5,732)

Palantir Technologies, Inc., Class A *	(57)	(1,034)

Splunk, Inc. *	(35)	(4,002)

VMware, Inc., Class A	(21)	(2,407)

		(15,510)

Specialty Retail — 0.0% (d)

CarMax, Inc. *	(10)	(1,255)

Technology Hardware, Storage & Peripherals — (0.3)%

NetApp, Inc.	(53)	(4,855)

Xerox Holdings Corp.	(84)	(1,905)

		(6,760)

INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — 0.0% (d)

VF Corp.	(17)	(1,276)

Trading Companies & Distributors — (0.2)%

Fastenal Co.	(91)	(5,821)

Water Utilities — (0.1)%

Essential Utilities, Inc.	(51)	(2,733)

Total Common Stocks (Proceeds $(553,216))		(572,510)

Total Short Positions (Proceeds $(553,216))		(572,510)

Total Investments — 100.1% (Cost $1,066,857)		2,648,373
Liabilities in Excess of Other Assets — (0.1)%		(2,571)

NET ASSETS — 100.0%		2,645,802

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is $787,357.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2021.
(d)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.8%

Aerospace & Defense — 0.8%

Northrop Grumman Corp.	52	20,091

Raytheon Technologies Corp.	325	27,927

		48,018

Air Freight & Logistics — 1.1%

FedEx Corp.	79	20,366

United Parcel Service, Inc., Class B	212	45,434

		65,800

Airlines — 0.2%

Southwest Airlines Co. *	291	12,449

Auto Components — 0.3%

Aptiv plc *	37	6,029

Magna International, Inc. (Canada)	131	10,600

		16,629

Automobiles — 2.4%

General Motors Co. *	235	13,773

Rivian Automotive, Inc., Class A *	44	4,539

Tesla, Inc. *	117	123,381

		141,693

Banks — 3.8%

Bank of America Corp.	697	31,004

Citigroup, Inc.	554	33,482

Fifth Third Bancorp	324	14,115

Regions Financial Corp.	785	17,103

SVB Financial Group *	15	9,898

Truist Financial Corp.	365	21,365

US Bancorp	643	36,126

Wells Fargo & Co.	1,323	63,484

		226,577

Beverages — 1.2%

Coca-Cola Co. (The)	894	52,910

Constellation Brands, Inc., Class A	85	21,212

		74,122

Biotechnology — 2.3%

AbbVie, Inc.	510	69,070

Biogen, Inc. *	46	11,111

BioMarin Pharmaceutical, Inc. *	35	3,057

Moderna, Inc. *	22	5,588

Neurocrine Biosciences, Inc. *	35	2,998

Regeneron Pharmaceuticals, Inc. *	40	25,463

Vertex Pharmaceuticals, Inc. *	106	23,248

		140,535

INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 1.2%

Johnson Controls International plc	228	18,563

Masco Corp.	187	13,127

Trane Technologies plc	198	39,945

		71,635

Capital Markets — 3.2%

Goldman Sachs Group, Inc. (The)	81	30,943

Intercontinental Exchange, Inc.	136	18,666

Morgan Stanley	277	27,167

S&P Global, Inc.	109	51,375

State Street Corp.	370	34,374

T. Rowe Price Group, Inc.	153	30,113

		192,638

Chemicals — 1.9%

Air Products and Chemicals, Inc.	29	8,856

Celanese Corp.	51	8,527

DuPont de Nemours, Inc.	224	18,089

Eastman Chemical Co.	235	28,372

Linde plc (United Kingdom)	55	18,993

PPG Industries, Inc.	179	30,916

		113,753

Commercial Services & Supplies — 0.1%

Cintas Corp.	15	6,741

Communications Equipment — 0.1%

Motorola Solutions, Inc.	21	5,660

Consumer Finance — 0.3%

Capital One Financial Corp.	123	17,910

Containers & Packaging — 0.3%

Avery Dennison Corp.	49	10,612

Westrock Co.	154	6,840

		17,452

Diversified Financial Services — 1.4%

Berkshire Hathaway, Inc., Class B *	266	79,480

Voya Financial, Inc.	72	4,755

		84,235

Diversified Telecommunication Services — 0.3%

Verizon Communications, Inc.	348	18,095

Electric Utilities — 1.9%

Edison International	166	11,357

Evergy, Inc.	205	14,044

Exelon Corp.	209	12,095

FirstEnergy Corp.	510	21,228

NextEra Energy, Inc.	588	54,859

		113,583

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	73

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electrical Equipment — 0.6%

Eaton Corp. plc	209	36,084

Entertainment — 0.9%

Netflix, Inc. *	74	44,862

Walt Disney Co. (The) *	72	11,128

		55,990

Equity Real Estate Investment Trusts (REITs) — 2.6%

Camden Property Trust	103	18,403

Equinix, Inc.	22	18,866

Equity LifeStyle Properties, Inc.	138	12,054

Host Hotels & Resorts, Inc. *	284	4,939

Kimco Realty Corp.	382	9,416

Prologis, Inc.	268	45,108

SBA Communications Corp.	29	11,243

Sun Communities, Inc.	74	15,512

UDR, Inc.	43	2,556

Ventas, Inc.	295	15,063

		153,160

Food Products — 0.5%

Mondelez International, Inc., Class A	451	29,911

Health Care Equipment & Supplies — 2.8%

Abbott Laboratories	291	40,933

ABIOMED, Inc. *	6	2,323

Baxter International, Inc.	88	7,571

Becton Dickinson and Co.	63	15,816

Boston Scientific Corp. *	509	21,642

Dexcom, Inc. *	14	7,292

Intuitive Surgical, Inc. *	29	10,474

Medtronic plc	365	37,806

Zimmer Biomet Holdings, Inc.	178	22,629

		166,486

Health Care Providers & Services — 2.9%

Anthem, Inc.	90	41,606

Centene Corp. *	313	25,790

Humana, Inc.	26	12,014

McKesson Corp.	29	7,258

UnitedHealth Group, Inc.	171	85,821

		172,489

Hotels, Restaurants & Leisure — 1.7%

Booking Holdings, Inc. *	10	24,031

Hilton Worldwide Holdings, Inc. *	110	17,167

McDonald’s Corp.	213	57,153

Royal Caribbean Cruises Ltd. *	32	2,448

		100,799

INVESTMENTS	SHARES (000)	VALUE ($000)

Household Durables — 0.6%

DR Horton, Inc.	20	2,189

Lennar Corp., Class A	239	27,718

Toll Brothers, Inc.	115	8,289

		38,196

Household Products — 1.5%

Kimberly-Clark Corp.	130	18,633

Procter & Gamble Co. (The)	445	72,852

		91,485

Industrial Conglomerates — 0.4%

Honeywell International, Inc.	100	20,941

Insurance — 1.8%

Chubb Ltd.	146	28,207

Hartford Financial Services Group, Inc. (The)	350	24,141

Progressive Corp. (The)	389	39,958

Prudential Financial, Inc.	111	12,034

Travelers Cos., Inc. (The)	36	5,639

		109,979

Interactive Media & Services — 7.0%

Alphabet, Inc., Class A *	57	163,907

Alphabet, Inc., Class C *	43	124,647

Meta Platforms, Inc., Class A *	355	119,277

ZoomInfo Technologies, Inc., Class A*	142	9,129

		416,960

Internet & Direct Marketing Retail — 4.0%

Amazon.com, Inc. *	71	236,585

IT Services — 4.7%

Accenture plc, Class A	165	68,575

FleetCor Technologies, Inc. *	66	14,679

International Business Machines Corp.	220	29,392

Mastercard, Inc., Class A	232	83,540

PayPal Holdings, Inc. *	62	11,746

Shopify, Inc., Class A (Canada)*	6	7,989

Visa, Inc., Class A	304	65,946

		281,867

Life Sciences Tools & Services — 1.7%

Danaher Corp.	57	18,721

Illumina, Inc. *	21	8,049

PerkinElmer, Inc.	22	4,504

Thermo Fisher Scientific, Inc.	105	69,980

		101,254

Machinery — 2.4%

Deere & Co.	142	48,686

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Machinery — continued

Ingersoll Rand, Inc.	163	10,094

Otis Worldwide Corp.	362	31,493

Parker-Hannifin Corp.	68	21,624

Stanley Black & Decker, Inc.	174	32,811

		144,708

Media — 1.1%

Charter Communications, Inc., Class A *	32	21,186

Comcast Corp., Class A	856	43,063

Fox Corp., Class A	34	1,258

		65,507

Metals & Mining — 0.1%

Freeport-McMoRan, Inc.	180	7,500

Multiline Retail — 0.7%

Dollar General Corp.	22	5,193

Dollar Tree, Inc. *	49	6,851

Target Corp.	117	26,970

		39,014

Multi-Utilities — 0.6%

CenterPoint Energy, Inc.	832	23,218

DTE Energy Co.	98	11,763

		34,981

Oil, Gas & Consumable Fuels — 2.7%

Cheniere Energy, Inc.	70	7,049

Chevron Corp.	303	35,590

ConocoPhillips	599	43,205

Coterra Energy, Inc.	69	1,310

Diamondback Energy, Inc.	226	24,389

EOG Resources, Inc.	161	14,262

Phillips 66	29	2,137

Pioneer Natural Resources Co.	150	27,232

Williams Cos., Inc. (The)	171	4,443

		159,617

Personal Products — 0.4%

Estee Lauder Cos., Inc. (The), Class A	57	21,212

Pharmaceuticals — 3.5%

Bristol-Myers Squibb Co.	779	48,543

Eli Lilly & Co.	207	57,278

Johnson & Johnson	345	59,035

Merck & Co., Inc.	296	22,661

Pfizer, Inc.	328	19,396

		206,913

INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — 0.4%

Booz Allen Hamilton Holding Corp.	80	6,813

Leidos Holdings, Inc.	169	15,024

		21,837

Road & Rail — 1.0%

Lyft, Inc., Class A *	156	6,675

Norfolk Southern Corp.	110	32,851

Union Pacific Corp.	86	21,644

		61,170

Semiconductors & Semiconductor Equipment — 7.1%

Advanced Micro Devices, Inc. *	343	49,417

Analog Devices, Inc.	222	38,960

Applied Materials, Inc.	288	45,282

Intel Corp.	87	4,478

KLA Corp.	22	9,419

Lam Research Corp.	71	51,040

Microchip Technology, Inc.	139	12,071

Micron Technology, Inc.	65	6,023

NVIDIA Corp.	329	96,697

NXP Semiconductors NV (China)	155	35,389

QUALCOMM, Inc.	103	18,864

Texas Instruments, Inc.	290	54,710

		422,350

Software — 9.2%

Ceridian HCM Holding, Inc. *	26	2,747

Fortinet, Inc. *	21	7,394

Intuit, Inc.	89	57,281

Microsoft Corp.	1,265	425,449

Oracle Corp.	241	21,024

salesforce.com, Inc. *	88	22,246

Workday, Inc., Class A *	74	20,098

		556,239

Specialty Retail — 3.5%

AutoZone, Inc. *	5	11,430

Best Buy Co., Inc.	216	21,979

Home Depot, Inc. (The)	105	43,727

Lowe’s Cos., Inc.	255	65,944

O’Reilly Automotive, Inc. *	59	41,795

TJX Cos., Inc. (The)	309	23,491

		208,366

Technology Hardware, Storage & Peripherals — 7.3%

Apple, Inc.	2,322	412,377

Seagate Technology Holdings plc	279	31,547

		443,924

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	75

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Textiles, Apparel & Luxury Goods — 0.8%

NIKE, Inc., Class B	276	45,926

Tobacco — 0.9%

Altria Group, Inc.	532	25,209

Philip Morris International, Inc.	318	30,199

		55,408

Wireless Telecommunication Services — 0.6%

T-Mobile US, Inc.*	290	33,606

Total Common Stocks (Cost $3,007,759)		5,907,989

Short-Term Investments — 1.2%

Investment Companies — 1.2%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b) (Cost $73,488)	73,464	73,494

Total Investments — 100.0% (Cost $3,081,247)		5,981,483
Other Assets Less Liabilities — 0.0% (c)		329

NET ASSETS — 100.0%		5,981,812

Percentages indicated are based on net assets.

Abbreviations

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	288	03/2022	USD	68,519	1,105

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

JPMorgan U.S. Sustainable Leaders Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.1%

Auto Components — 1.8%

Aptiv plc *	22	3,606

Automobiles — 0.4%

Rivian Automotive, Inc., Class A * (a)	7	723

Banks — 5.9%

Bank of America Corp.	128	5,709

Citigroup, Inc.	44	2,657

Fifth Third Bancorp	35	1,536

SVB Financial Group *	2	1,682

		11,584

Biotechnology — 1.0%

Amgen, Inc.	9	1,939

Building Products — 2.7%

Trane Technologies plc	21	4,228

Trex Co., Inc. *	9	1,187

		5,415

Capital Markets — 3.7%

Morgan Stanley	26	2,503

S&P Global, Inc.	5	2,289

State Street Corp.	27	2,544

		7,336

Containers & Packaging — 1.5%

Ball Corp.	31	2,959

Diversified Financial Services — 1.6%

Voya Financial, Inc.	49	3,237

Diversified Telecommunication Services — 1.5%

Verizon Communications, Inc.	56	2,928

Electric Utilities — 2.5%

NextEra Energy, Inc.	42	3,896

Xcel Energy, Inc.	14	967

		4,863

Electrical Equipment — 2.4%

Eaton Corp. plc	28	4,842

Electronic Equipment, Instruments & Components — 0.6%

Itron, Inc. *	19	1,277

Entertainment — 1.9%

Walt Disney Co. (The) *	25	3,840

Equity Real Estate Investment Trusts (REITs) — 4.2%

American Tower Corp.	7	1,971

Boston Properties, Inc.	15	1,773

Equinix, Inc.	2	2,072

Prologis, Inc.	15	2,536

		8,352

Food & Staples Retailing — 2.7%

Costco Wholesale Corp.	10	5,393

INVESTMENTS	SHARES (000)	VALUE ($000)

Food Products — 0.4%

General Mills, Inc.	13	891

Health Care Equipment & Supplies — 1.9%

Boston Scientific Corp. *	54	2,278

Hologic, Inc. *	21	1,578

		3,856

Health Care Providers & Services — 1.9%

UnitedHealth Group, Inc.	8	3,861

Insurance — 1.8%

MetLife, Inc.	24	1,507

Progressive Corp. (The)	21	2,151

		3,658

Interactive Media & Services — 3.2%

Alphabet, Inc., Class A *	2	6,373

Internet & Direct Marketing Retail — 0.7%

Etsy, Inc. *	6	1,344

IT Services — 4.8%

Accenture plc, Class A	4	1,849

Affirm Holdings, Inc. *	4	395

Mastercard, Inc., Class A	18	6,368

Shopify, Inc., Class A (Canada) *	1	826

		9,438

Life Sciences Tools & Services — 6.5%

Agilent Technologies, Inc.	17	2,776

Illumina, Inc. *	3	1,065

IQVIA Holdings, Inc. *	15	4,226

Thermo Fisher Scientific, Inc.	7	4,658

		12,725

Machinery — 4.9%

Deere & Co.	11	3,741

Ingersoll Rand, Inc.	69	4,246

Xylem, Inc.	14	1,652

		9,639

Multiline Retail — 1.0%

Target Corp.	9	2,061

Personal Products — 1.3%

Estee Lauder Cos., Inc. (The), Class A	7	2,625

Pharmaceuticals — 3.6%

Bristol-Myers Squibb Co.	56	3,479

Merck & Co., Inc.	49	3,746

		7,225

Road & Rail — 1.1%

Norfolk Southern Corp.	8	2,272

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	77

JPMorgan U.S. Sustainable Leaders Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — 6.8%

Lam Research Corp.	5	3,262

NVIDIA Corp.	10	3,032

NXP Semiconductors NV (China)	13	3,057

SolarEdge Technologies, Inc. *	4	1,117

Texas Instruments, Inc.	15	2,744

		13,212

Software — 12.9%

Adobe, Inc. *	1	641

Autodesk, Inc. *	4	1,130

Cadence Design Systems, Inc. *	13	2,380

Ceridian HCM Holding, Inc. *	20	2,057

Intuit, Inc.	5	3,274

Microsoft Corp.	47	15,877

		25,359

Specialty Retail — 4.8%

Best Buy Co., Inc.	23	2,336

Home Depot, Inc. (The)	13	5,390

TJX Cos., Inc. (The)	24	1,840

		9,566

Technology Hardware, Storage & Peripherals — 5.0%

Apple, Inc.	56	9,956

Textiles, Apparel & Luxury Goods — 1.1%

VF Corp.	29	2,116

Total Common Stocks (Cost $153,421)		194,471

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.6%

Investment Companies — 1.3%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $2,574)	2,573	2,574

Investment of Cash Collateral from Securities Loaned — 0.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) ( c) (Cost $544)	544	544

Total Short-Term Investments (Cost $3,118)		3,118

Total Investments — 99.7% (Cost $156,539)		197,589
Other Assets Less Liabilities — 0.3%		513

NET ASSETS — 100.0%		198,102

Percentages indicated are based on net assets.

Abbreviations

(a)	The security or a portion of this security is on loan at December 31, 2021. The total value of securities on loan at December 31, 2021 is $532.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
E-Mini S&P 500 ESG Index	14	03/2022	USD	2,899	34

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

JPMorgan U.S. Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.6%

Aerospace & Defense — 4.0%

General Dynamics Corp.	141	29,329

Northrop Grumman Corp.	65	25,245

Raytheon Technologies Corp.	369	31,723

		86,297

Air Freight & Logistics — 1.0%

United Parcel Service, Inc., Class B	96	20,577

Airlines — 0.8%

Southwest Airlines Co. *	390	16,706

Banks — 10.8%

Bank of America Corp.	1,025	45,606

Citigroup, Inc.	605	36,506

Citizens Financial Group, Inc.	201	9,501

M&T Bank Corp.	79	12,197

PNC Financial Services Group, Inc. (The)	144	28,815

Truist Financial Corp.	541	31,689

US Bancorp	264	14,813

Wells Fargo & Co.	1,102	52,857

		231,984

Beverages — 0.5%

PepsiCo, Inc.	65	11,371

Biotechnology — 2.3%

AbbVie, Inc.	180	24,322

Amgen, Inc.	46	10,397

Biogen, Inc. *	13	3,001

Vertex Pharmaceuticals, Inc. *	55	12,056

		49,776

Building Products — 0.7%

Trane Technologies plc	70	14,138

Capital Markets — 8.5%

BlackRock, Inc.	55	50,240

Charles Schwab Corp. (The)	284	23,921

Goldman Sachs Group, Inc. (The)	64	24,668

Morgan Stanley	415	40,752

S&P Global, Inc.	34	15,810

T. Rowe Price Group, Inc.	137	27,031

		182,422

Chemicals — 3.1%

Air Products and Chemicals, Inc.	89	26,942

Axalta Coating Systems Ltd. *	977	32,365

DuPont de Nemours, Inc.	82	6,648

		65,955

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — 0.6%

Republic Services, Inc.	99	13,765

Construction Materials — 1.1%

Vulcan Materials Co.	112	23,350

Consumer Finance — 2.1%

American Express Co.	138	22,573

Capital One Financial Corp.	154	22,292

		44,865

Containers & Packaging — 0.3%

Ball Corp.	65	6,258

Diversified Financial Services — 2.0%

Berkshire Hathaway, Inc., Class B *	142	42,547

Electric Utilities — 1.7%

Entergy Corp.	60	6,709

NextEra Energy, Inc.	214	20,000

Xcel Energy, Inc.	158	10,718

		37,427

Electrical Equipment — 1.2%

Eaton Corp. plc	155	26,705

Entertainment — 0.6%

Walt Disney Co. (The) *	81	12,578

Equity Real Estate Investment Trusts (REITs) — 1.6%

AvalonBay Communities, Inc.	33	8,375

Host Hotels & Resorts, Inc. *	694	12,060

Ventas, Inc.	175	8,925

Vornado Realty Trust	110	4,619

		33,979

Food & Staples Retailing — 1.0%

Walmart, Inc.	156	22,579

Food Products — 0.8%

Mondelez International, Inc., Class A	264	17,503

Health Care Equipment & Supplies — 3.1%

Becton Dickinson and Co.	85	21,322

Boston Scientific Corp. *	127	5,399

Medtronic plc	247	25,567

Zimmer Biomet Holdings, Inc.	122	15,499

		67,787

Health Care Providers & Services — 4.8%

Anthem, Inc.	30	13,785

Cigna Corp.	109	25,086

Humana, Inc.	34	15,757

UnitedHealth Group, Inc.	99	49,807

		104,435

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	79

JPMorgan U.S. Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Hotels, Restaurants & Leisure — 1.7%

Booking Holdings, Inc. *	7	16,168

McDonald’s Corp.	76	20,325

		36,493

Household Durables — 0.4%

Newell Brands, Inc.	359	7,832

Household Products — 1.1%

Procter & Gamble Co. (The)	151	24,620

Insurance — 3.9%

Chubb Ltd.	108	20,833

Hartford Financial Services Group, Inc. (The)	284	19,582

Loews Corp.	151	8,728

Marsh & McLennan Cos., Inc.	58	10,020

MetLife, Inc.	245	15,310

Prudential Financial, Inc.	87	9,415

		83,888

Interactive Media & Services — 1.7%

Alphabet, Inc., Class C *	13	36,508

IT Services — 1.0%

Fidelity National Information Services, Inc.	90	9,862

International Business Machines Corp.	93	12,447

		22,309

Machinery — 3.5%

Dover Corp.	193	35,021

Parker-Hannifin Corp.	106	33,716

Stanley Black & Decker, Inc.	31	5,931

		74,668

Media — 1.6%

Comcast Corp., Class A	683	34,362

Multiline Retail — 0.9%

Dollar General Corp.	80	18,843

Multi-Utilities — 1.4%

CMS Energy Corp.	348	22,638

Public Service Enterprise Group, Inc.	106	7,092

		29,730

Oil, Gas & Consumable Fuels — 5.5%

Chevron Corp.	260	30,513

ConocoPhillips	713	51,498

EOG Resources, Inc.	326	28,960

Valero Energy Corp.	112	8,421

		119,392

Pharmaceuticals — 5.3%

Bristol-Myers Squibb Co.	613	38,229

Eli Lilly & Co.	91	25,151

Johnson & Johnson	169	28,865

Merck & Co., Inc.	93	7,135

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — continued

Pfizer, Inc.	256	15,100

		114,480

Road & Rail — 1.1%

CSX Corp.	640	24,053

Semiconductors & Semiconductor Equipment — 4.9%

Analog Devices, Inc.	196	34,502

Lam Research Corp.	13	9,220

NXP Semiconductors NV (China)	116	26,516

Texas Instruments, Inc.	192	36,105

		106,343

Software — 1.6%

Microsoft Corp.	102	34,414

Specialty Retail — 5.8%

AutoZone, Inc. *	12	26,201

Gap, Inc. (The)	442	7,800

Home Depot, Inc. (The)	71	29,616

Lowe’s Cos., Inc.	98	25,354

O’Reilly Automotive, Inc. *	15	10,876

TJX Cos., Inc. (The)	330	25,043

		124,890

Technology Hardware, Storage & Peripherals — 0.6%

Apple, Inc.	70	12,467

Textiles, Apparel & Luxury Goods — 1.2%

NIKE, Inc., Class B	160	26,690

Tobacco — 1.2%

Philip Morris International, Inc.	281	26,709

Wireless Telecommunication Services — 0.6%

T-Mobile US, Inc. *	119	13,790

Total Common Stocks (Cost $1,479,194)		2,105,485

Short-Term Investments — 3.1%

Investment Companies — 3.1%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b) (Cost $66,004)	65,978	66,004

Total Investments — 100.7% (Cost $1,545,198)		2,171,489
Liabilities in Excess of Other Assets — (0.7)%		(14,709)

NET ASSETS — 100.0%		2,156,780

Percentages indicated are based on net assets.

Abbreviations

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	81

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2021 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund		JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$140,479		$50,133,261		$2,100,783		$18,974,713
Investments in affiliates, at value	3,975		1,034,986		7,184		1,296,982
Options purchased, at value	—		—		—		354,537
Cash	—	(a)	8		34,762		—
Deposits at broker for futures contracts	—		—		—		90,446
Receivables:
Investment securities sold	—		—		35,586		1,521,847
Fund shares sold	5		30,340		4,157		66,266
Interest from non-affiliates	—		—		7,533		—
Dividends from non-affiliates	68		75,664		2,188		15,225
Dividends from affiliates	—	(a)	2		—	(a)	2
Securities lending income (See Note 2.C.)	—		—	(a)	—		—
Variation margin on futures contracts	—		—		709		—
Other assets	—		—		84		—

Total Assets	144,527		51,274,261		2,192,986		22,320,018

LIABILITIES:
Payables:
Distributions	—		—	(a)	489		—
Investment securities purchased	—		—		42,999		2,389,608
Fund shares redeemed	19		135,776		6,215		14,335
Variation margin on futures contracts	—		—		—		5,683
Outstanding options written, at fair value	—		—		—		344,763
Accrued liabilities:
Investment advisory fees	53		16,867		413		4,095
Administration fees	5		1,365		124		1,035
Distribution fees	5		2,071		371		730
Service fees	22		5,688		405		3,719
Custodian and accounting fees	11		517		20		223
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	4		—
Other	74		951		1		19

Total Liabilities	189		163,235		51,041		2,764,210

Net Assets	$144,338		$51,111,026		$2,141,945		$19,555,808

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$89,018	$34,147,475	$2,033,006	$15,670,227
Total distributable earnings (loss)	55,320	16,963,551	108,939	3,885,581

Total Net Assets	$144,338	$51,111,026	$2,141,945	$19,555,808

Net Assets:
Class A	$11,819	$5,069,630	$516,483	$1,913,441
Class C	4,742	1,484,655	454,267	515,143
Class I	91,261	19,638,384	1,115,036	15,257,745
Class R2	—	76,797	—	—
Class R3	—	262,607	—	—
Class R4	—	228,730	—	—
Class R5	—	1,640,250	76	6,393
Class R6	36,516	22,709,973	56,083	1,863,086

Total	$144,338	$51,111,026	$2,141,945	$19,555,808

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	347	216,609	32,371	71,197
Class C	149	64,862	28,471	19,299
Class I	2,615	823,214	69,869	565,894
Class R2	—	3,298	—	—
Class R3	—	11,230	—	—
Class R4	—	9,595	—	—
Class R5	—	68,700	5	237
Class R6	1,053	951,998	3,515	68,941
Net Asset Value (a):
Class A — Redemption price per share	$34.05	$23.40	$15.96	$26.88
Class C — Offering price per share (b)	31.91	22.89	15.96	26.69
Class I — Offering and redemption price per share	34.90	23.86	15.96	26.96
Class R2 — Offering and redemption price per share	—	23.28	—	—
Class R3 — Offering and redemption price per share	—	23.39	—	—
Class R4 — Offering and redemption price per share	—	23.84	—	—
Class R5 — Offering and redemption price per share	—	23.88	15.96	27.01
Class R6 — Offering and redemption price per share	34.67	23.86	15.96	27.02
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$35.94	$24.70	$16.84	$28.37

Cost of investments in non-affiliates	$84,749	$33,181,428	$1,909,394	$11,725,472
Cost of investments in affiliates	3,975	1,035,032	7,184	1,296,982
Cost of options purchased	—	—	—	347,125
Premiums received from options written	—	—	—	342,970

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	83

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Hedged Equity 2 Fund		JPMorgan Hedged Equity 3 Fund		JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
ASSETS:
Investments in non-affiliates, at value	$3,915,780		$2,336,570		$40,643,085		$3,120,239
Investments in affiliates, at value	143,550		16,682		292,250		3,146
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	—		—		137,610		37,788
Options purchased, at value	10,351		15,607		—		—
Cash	809		419		24		85
Foreign currency, at value	2		1		—		—
Deposits at broker for futures contracts	1,005		752		—		—
Deferred offering costs (See Note 2.J.)	18		18		—		—
Receivables:
Investment securities sold	3,180		2,358		—		—
Fund shares sold	14,760		8,647		22,832		1,416
Dividends from non-affiliates	2,802		1,709		5,979		2,408
Dividends from affiliates	—	(a)	—	(a)	1		—	(a)
Securities lending income (See Note 2.C.)	—		—		21		2
Other assets	391		635		—		95

Total Assets	4,092,648		2,383,398		41,101,802		3,165,179

LIABILITIES:
Payables:
Investment securities purchased	117,841		3,055		—		—
Collateral received on securities loaned (See Note 2.C.)	—		—		137,610		37,788
Fund shares redeemed	13,471		2,337		137,855		12,659
Variation margin on futures contracts	73		49		—		—
Outstanding options written, at fair value	66,207		59,391		—		—
Accrued liabilities:
Investment advisory fees	745		455		14,261		934
Administration fees	225		141		456		130
Distribution fees	154		64		1,767		88
Service fees	661		374		3,966		301
Custodian and accounting fees	41		25		440		27
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)	—	(a)
Other	2		427		353		80

Total Liabilities	199,420		66,318		296,708		52,007

Net Assets	$3,893,228		$2,317,080		$40,805,094		$3,113,172

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan Hedged Equity 2 Fund	JPMorgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
NET ASSETS:
Paid-in-Capital	$3,683,067	$2,204,171	$23,647,490	$2,627,814
Total distributable earnings (loss)	210,161	112,909	17,157,604	485,358

Total Net Assets	$3,893,228	$2,317,080	$40,805,094	$3,113,172

Net Assets:
Class A	$233,103	$94,246	$5,267,927	$212,700
Class C	180,578	78,261	829,593	62,881
Class I	2,970,051	1,730,595	11,651,360	1,262,516
Class R2	—	—	137,088	11,922
Class R3	—	—	294,369	6,182
Class R4	—	—	245,696	191
Class R5	582	20	931,637	24,769
Class R6	508,914	413,958	21,447,424	1,532,011

Total	$3,893,228	$2,317,080	$40,805,094	$3,113,172

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	13,652	5,582	87,270	11,012
Class C	10,591	4,643	20,388	3,424
Class I	173,771	102,347	188,135	66,722
Class R2	—	—	2,412	623
Class R3	—	—	4,841	328
Class R4	—	—	3,975	10
Class R5	34	1	14,544	1,293
Class R6	29,750	24,462	330,764	80,611
Net Asset Value (a):
Class A — Redemption price per share	$17.07	$16.88	$60.36	$19.32
Class C — Offering price per share (b)	17.05	16.85	40.69	18.37
Class I — Offering and redemption price per share	17.09	16.91	61.93	18.92
Class R2 — Offering and redemption price per share	—	—	56.84	19.12
Class R3 — Offering and redemption price per share	—	—	60.81	18.88
Class R4 — Offering and redemption price per share	—	—	61.80	19.34
Class R5 — Offering and redemption price per share	17.10	16.92	64.06	19.15
Class R6 — Offering and redemption price per share	17.11	16.92	64.84	19.00
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.02	$17.82	$63.70	$20.39

Cost of investments in non-affiliates	$3,577,277	$2,137,943	$24,052,214	$2,622,002
Cost of investments in affiliates	143,550	16,682	292,240	3,146
Cost of options purchased	64,016	54,814	—	—
Cost of foreign currency	2	1	—	—
Investment securities on loan, at value (See Note 2.C.)	—	—	134,368	36,685
Cost of investment of cash collateral (See Note 2.C.)	—	—	137,610	37,788
Premiums received from options written	65,775	58,130	—	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	85

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)		JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund		JPMorgan U.S. Large Cap Core Plus Fund
ASSETS:
Investments in non-affiliates, at value	$240,871		$22,300,376	$1,325,785		$3,202,327
Investments in affiliates, at value	5,269		305,526	17,035		18,556
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	—		65,204	3,659		—
Cash	4		10	819		4
Deposits at broker for futures contracts	297		7,042	1,005		—
Receivables:
Investment securities sold	—		19,452	584		16,151
Fund shares sold	95		45,147	127		1,135
Dividends from non-affiliates	178		9,099	492		1,668
Dividends from affiliates	—	(a)	1	—	(a)	—	(a)
Securities lending income (See Note 2.C.)	—	(a)	8	—	(a)	—
Other assets	95		—	—		—

Total Assets	246,809		22,751,865	1,349,506		3,239,841

LIABILITIES:
Payables:
Securities sold short, at value	—		—	—		572,510
Dividend expense to non-affiliates on securities sold short	—		—	—		948
Investment securities purchased	—		27,491	1,553		16,118
Interest expense to non-affiliates on securities sold short	—		—	—		276
Collateral received on securities loaned (See Note 2.C.)	—		65,204	3,659		—
Fund shares redeemed	12		133,507	120		2,028
Variation margin on futures contracts	15		466	49		—
Accrued liabilities:
Investment advisory fees	47		7,179	296		1,436
Administration fees	6		903	59		141
Distribution fees	20		830	68		102
Service fees	24		1,292	91		269
Custodian and accounting fees	13		258	19		51
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1	—		—
Other	220		169	48		160

Total Liabilities	357		237,300	5,962		594,039

Net Assets	$246,452		$22,514,565	$1,343,544		$2,645,802

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund
NET ASSETS:
Paid-in-Capital	$190,358	$12,408,226	$709,575	$1,000,711
Total distributable earnings (loss)	56,094	10,106,339	633,969	1,645,091

Total Net Assets	$246,452	$22,514,565	$1,343,544	$2,645,802

Net Assets:
Class A	$60,402	$1,919,539	$130,083	$353,418
Class C	10,260	434,291	31,372	39,493
Class I	124,275	2,089,254	179,611	1,713,370
Class L	—	2,028,197	—	—
Class R2	2,978	283,095	49,184	6,199
Class R3	—	192,664	—	—
Class R4	—	67,096	—	—
Class R5	4,479	1,166,317	149,622	36,903
Class R6	44,058	14,334,112	803,672	496,419

Total	$246,452	$22,514,565	$1,343,544	$2,645,802

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,998	87,332	1,915	15,173
Class C	348	20,740	478	1,970
Class I	4,062	94,662	2,573	71,065
Class L	—	91,686	—	—
Class R2	100	13,051	753	289
Class R3	—	8,808	—	—
Class R4	—	3,046	—	—
Class R5	146	52,703	2,190	1,513
Class R6	1,436	646,054	11,767	20,364
Net Asset Value (a):
Class A — Redemption price per share	$30.23	$21.98	$67.92	$23.29
Class C — Offering price per share (b)	29.50	20.94	65.62	20.05
Class I — Offering and redemption price per share	30.60	22.07	69.80	24.11
Class L — Offering and redemption price per share	—	22.12	—	—
Class R2 — Offering and redemption price per share	29.80	21.69	65.31	21.48
Class R3 — Offering and redemption price per share	—	21.87	—	—
Class R4 — Offering and redemption price per share	—	22.03	—	—
Class R5 — Offering and redemption price per share	30.67	22.13	68.34	24.40
Class R6 — Offering and redemption price per share	30.67	22.19	68.30	24.38
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$31.91	$23.20	$71.68	$24.58

Cost of investments in non-affiliates	$188,731	$12,546,854	$713,220	$1,601,517
Cost of investments in affiliates	5,269	305,526	17,033	18,556
Investment securities on loan, at value (See Note 2.C.)	—	64,031	3,562	—
Cost of investment of cash collateral (See Note 2.C.)	—	65,204	3,659	—
Proceeds from securities sold short	—	—	—	553,216

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	87

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund		JPMorgan U.S. Value Fund
ASSETS:
Investments in non-affiliates, at value	$5,907,989		$194,471		$2,105,485
Investments in affiliates, at value	73,494		2,574		66,004
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	—		544		—
Cash	2		—	(a)	4
Deposits at broker for futures contracts	3,474		276		—
Receivables:
Investment securities sold	7,914		1,465		—
Fund shares sold	3,153		404		8,327
Dividends from non-affiliates	4,489		128		1,724
Dividends from affiliates	—	(a)	—	(a)	—	(a)
Securities lending income (See Note 2.C.)	—		—	(a)	—
Other assets	—		—		113

Total Assets	6,000,515		199,862		2,181,657

LIABILITIES:
Payables:
Investment securities purchased	7,949		977		22,860
Collateral received on securities loaned (See Note 2.C.)	—		544		—
Fund shares redeemed	9,046		119		720
Variation margin on futures contracts	212		6		—
Accrued liabilities:
Investment advisory fees	993		32		618
Administration fees	208		2		85
Distribution fees	36		10		159
Service fees	77		6		346
Custodian and accounting fees	75		13		21
Trustees’ and Chief Compliance Officer’s fees	—		2		1
Other	107		49		67

Total Liabilities	18,703		1,760		24,877

Net Assets	$5,981,812		$198,102		$2,156,780

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund	JPMorgan U.S. Value Fund
NET ASSETS:
Paid-in-Capital	$3,073,239	$157,085	$1,536,875
Total distributable earnings (loss)	2,908,573	41,017	619,905

Total Net Assets	$5,981,812	$198,102	$2,156,780

Net Assets:
Class A	$174,486	$37,610	$616,087
Class C	—	5,257	51,032
Class I	777,828	118,558	1,109,734
Class R2	—	—	3,434
Class R3	—	—	9,769
Class R4	—	—	297
Class R5	—	—	3,660
Class R6	5,029,498	36,677	362,767

Total	$5,981,812	$198,102	$2,156,780

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	4,821	589	9,145
Class C	—	84	857
Class I	21,210	1,843	15,500
Class R2	—	—	51
Class R3	—	—	137
Class R4	—	—	4
Class R5	—	—	51
Class R6	137,369	570	5,026
Net Asset Value (a):
Class A — Redemption price per share	$36.20	$63.82	$67.37
Class C — Offering price per share (b)	—	62.40	59.55
Class I — Offering and redemption price per share	36.67	64.35	71.60
Class R2 — Offering and redemption price per share	—	—	67.46
Class R3 — Offering and redemption price per share	—	—	71.38
Class R4 — Offering and redemption price per share	—	—	71.62
Class R5 — Offering and redemption price per share	—	—	72.15
Class R6 — Offering and redemption price per share	36.61	64.33	72.18
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$38.21	$67.36	$71.10

Cost of investments in non-affiliates	$3,007,759	$153,421	$1,479,194
Cost of investments in affiliates	73,488	2,574	66,004
Investment securities on loan, at value (See Note 2.C.)	—	532	—
Cost of investment of cash collateral (See Note 2.C.)	—	544	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	89

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund		JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$—	(a)	$49,743		$—
Interest income from affiliates	—		—		1		—
Dividend income from non-affiliates	626		561,939		10,692		125,012
Dividend income from affiliates	1		398		12		11
Income from securities lending (net) (See Note 2.C.)	—		—	(a)	—		—

Total investment income	627		562,337		60,448		125,023

EXPENSES:
Investment advisory fees	344		98,054		1,864		23,874
Administration fees	52		8,201		559		6,053
Distribution fees:
Class A	13		6,159		420		2,320
Class C	17		5,614		1,147		1,922
Class R2	—		194		—		—
Class R3	—		358		—		—
Service fees:
Class A	13		6,159		420		2,320
Class C	6		1,871		382		641
Class I	109		23,726		997		18,695
Class R2	—		97		—		—
Class R3	—		358		—		—
Class R4	—		303		—		—
Class R5	—		827		—	(a)	3
Custodian and accounting fees	12		699		30		290
Interest expense to affiliates	—		—		—	(a)	— (a)
Professional fees	26		171		54		96
Trustees’ and Chief Compliance Officer’s fees	13		69		18		34
Printing and mailing costs	3		915		13		426
Registration and filing fees	26		752		151		477
Transfer agency fees (See Note 2.M.)	2		452		28		125
Other	5		577		14		268

Total expenses	641		155,556		6,097		57,544

Less fees waived	(71)		(528)		(136)		(96)
Less expense reimbursements	—		—		—	(a)	—

Net expenses	570		155,028		5,961		57,448

Net investment income (loss)	57		407,309		54,487		67,575

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2,037		904,553		(46,683)		709,979
Investments in affiliates	—	(a)	61		(2)		—
Options purchased	—		—		—		(801,315)
Futures contracts	—		—		884		45,570
Foreign currency transactions	—		—		—		— (a)
Options written	—		—		—		(618,134)

Net realized gain (loss)	2,037		904,614		(45,801)		(663,900)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	9,486		2,323,362		121,875		1,385,488
Investments in affiliates	—	(a)	(183)		—	(a)	—
Options purchased	—		—		—		1,910
Futures contracts	—		—		12		497
Options written	—		—		—		(9,640)

Change in net unrealized appreciation/depreciation	9,486		2,323,179		121,887		1,378,255

Net realized/unrealized gains (losses)	11,523		3,227,793		76,086		714,355

Change in net assets resulting from operations	$11,580		$3,635,102		$130,573		$781,930

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan Hedged Equity 2 Fund	JPMorgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$— (a)	$8	$—
Interest income from affiliates	—	1	—	—
Dividend income from non-affiliates	16,449	9,023	109,228	30,481
Dividend income from affiliates	10	6	418	16
Income from securities lending (net) (See Note 2.C.)	—	—	111	19

Total investment income	16,459	9,030	109,765	30,516

EXPENSES:
Investment advisory fees	3,145	1,725	90,461	7,035
Administration fees	943	518	7,829	1,319
Distribution fees:
Class A	165	66	6,568	264
Class C	451	169	3,089	233
Class R2	—	—	348	27
Class R3	—	—	360	1
Service fees:
Class A	165	66	6,568	264
Class C	150	56	1,030	78
Class I	2,461	1,370	14,565	1,628
Class R2	—	—	174	14
Class R3	—	—	360	1
Class R4	—	—	283	— (a)
Class R5	— (a)	— (a)	484	12
Custodian and accounting fees	51	28	556	50
Interest expense to affiliates	—	—	—	1
Professional fees	47	43	147	32
Trustees’ and Chief Compliance Officer’s fees	15	14	58	16
Printing and mailing costs	20	10	532	31
Registration and filing fees	220	135	771	153
Transfer agency fees (See Note 2.M.)	13	6	379	153
Offering costs (See Note 2.K.)	52	52	—	—
Other	14	6	389	37

Total expenses	7,912	4,264	134,951	11,349

Less fees waived	(69)	(74)	(13,073)	(1,101)
Less expense reimbursements	(54)	(52)	—	(6)

Net expenses	7,789	4,138	121,878	10,242

Net investment income (loss)	8,670	4,892	(12,113)	20,274

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(1,479)	(414)	1,202,422	51,892
Investments in affiliates	—	—	133	(3)
Options purchased	(63,734)	(44,158)	—	—
Futures contracts	6,114	3,077	—	—
Foreign currency transactions	— (a)	— (a)	—	—
Options written	(5,652)	3,903	—	—

Net realized gain (loss)	(64,751)	(37,592)	1,202,555	51,889

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	286,096	173,749	2,098,934	(31,379)
Investments in affiliates	—	—	(172)	— (a)
Options purchased	(34,954)	(34,695)	—	—
Futures contracts	653	401	—	—
Foreign currency translations	— (a)	— (a)	—	—
Options written	(8,453)	(1,581)	—	—

Change in net unrealized appreciation/depreciation	243,342	137,874	2,098,762	(31,379)

Net realized/unrealized gains (losses)	178,591	100,282	3,301,317	20,510

Change in net assets resulting from operations	$187,261	$105,174	$3,289,204	$40,784

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	91

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

(Amounts in thousands)

	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$—	$— (a)
Dividend income from non-affiliates	2,450	124,933	5,394	19,880
Dividend income from affiliates	2	82	9	10
Income from securities lending (net) (See Note 2.C.)	— (a)	21	27	—

Total investment income	2,452	125,036	5,430	19,890

EXPENSES:
Investment advisory fees	374	42,690	2,013	8,901
Administration fees	93	6,539	503	1,027
Distribution fees:
Class A	76	2,242	157	436
Class C	41	1,514	117	143
Class R2	7	699	119	15
Class R3	—	232	—	—
Service fees:
Class A	76	2,242	157	436
Class C	14	505	39	48
Class I	161	2,422	215	2,185
Class L	—	997	—	—
Class R2	4	349	59	8
Class R3	—	232	—	—
Class R4	—	69	—	—
Class R5	2	567	82	18
Custodian and accounting fees	13	316	23	47
Interest expense to affiliates	—	—	—	— (a)
Professional fees	36	98	31	37
Trustees’ and Chief Compliance Officer’s fees	13	37	14	16
Printing and mailing costs	8	210	22	55
Registration and filing fees	36	258	46	37
Transfer agency fees (See Note 2.M.)	7	166	25	35
Dividend expense to non-affiliates on securities sold short	—	—	—	8,613
Interest expense to non-affiliates on securities sold short	—	—	—	1,823
Other	10	201	19	46

Total expenses	971	62,585	3,641	23,926

Less fees waived	(269)	(3,487)	(420)	(1,667)
Less expense reimbursements	(1)	(58)	—	(2)

Net expenses	701	59,040	3,221	22,257

Net investment income (loss)	1,751	65,996	2,209	(2,367)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	38,416	1,178,407	108,626	365,988
Investments in affiliates	— (a)	(26)	(2)	(1)
Futures contracts	590	23,662	3,177	(382)
Securities sold short	—	—	—	(35,260)
Foreign currency transactions	—	—	— (a)	— (a)

Net realized gain (loss)	39,006	1,202,043	111,801	330,345

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(20,409)	1,337,715	49,779	(26,906)
Investments in affiliates	— (a)	3	(1)	— (a)
Futures contracts	(7)	3,527	1	—
Securities sold short	—	—	—	22,487

Change in net unrealized appreciation/depreciation	(20,416)	1,341,245	49,779	(4,419)

Net realized/unrealized gains (losses)	18,590	2,543,288	161,580	325,926

Change in net assets resulting from operations	$20,341	$2,609,284	$163,789	$323,559

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund		JPMorgan U.S. Value Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$35,495		$907		$17,583
Dividend income from affiliates	20		1		17
Income from securities lending (net) (See Note 2.C.)	—		—	(a)	—

Total investment income	35,515		908		17,600

EXPENSES:
Investment advisory fees	6,910		225		3,616
Administration fees	2,073		56		678
Distribution fees:
Class A	222		37		694
Class C	—		16		161
Class R2	—		—		6
Class R3	—		—		6
Service fees:
Class A	222		37		694
Class C	—		5		54
Class I	912		106		1,110
Class R2	—		—		3
Class R3	—		—		6
Class R4	—		—		— (a)
Class R5	—		—		— (a)
Custodian and accounting fees	94		16		26
Professional fees	47		31		32
Trustees’ and Chief Compliance Officer’s fees	19		14		15
Printing and mailing costs	35		11		46
Registration and filing fees	47		49		108
Transfer agency fees (See Note 2.M.)	33		3		79
Other	51		6		28

Total expenses	10,665		612		7,362

Less fees waived	(3,087)		(276)		(656)
Less expense reimbursements	—		—	(a)	(1)

Net expenses	7,578		336		6,705

Net investment income (loss)	27,937		572		10,895

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	187,880		2,239		(2,088)
Investments in affiliates	(2)		—	(a)	(5)
Futures contracts	4,743		283		—
Foreign currency transactions	—	(a)	—	(a)	—

Net realized gain (loss)	192,621		2,522		(2,093)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	419,914		14,154		107,915
Investments in affiliates	—	(a)	(1)		— (a)
Futures contracts	140		(29)		—

Change in net unrealized appreciation/depreciation	420,054		14,124		107,915

Net realized/unrealized gains (losses)	612,675		16,646		105,822

Change in net assets resulting from operations	$640,612		$17,218		$116,717

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$57	$348	$407,309	$665,372
Net realized gain (loss)	2,037	17,317	904,614	933,009
Change in net unrealized appreciation/depreciation	9,486	22,946	2,323,179	10,722,892

Change in net assets resulting from operations	11,580	40,611	3,635,102	12,321,273

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,192)	(862)	(127,700)	(59,104)
Class C	(513)	(403)	(35,105)	(14,553)
Class I	(9,277)	(7,180)	(507,175)	(245,584)
Class R2	—	—	(1,883)	(921)
Class R3	—	—	(6,802)	(3,447)
Class R4	—	—	(6,222)	(3,022)
Class R5	—	—	(44,534)	(26,918)
Class R6	(3,810)	(3,356)	(608,517)	(310,281)

Total distributions to shareholders	(14,792)	(11,801)	(1,337,938)	(663,830)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	15,656	18,030	2,408,205	5,193,277

NET ASSETS:
Change in net assets	12,444	46,840	4,705,369	16,850,720
Beginning of period	131,894	85,054	46,405,657	29,554,937

End of period	$144,338	$131,894	$51,111,026	$46,405,657

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$54,487	$34,890	$67,575	$124,937
Net realized gain (loss)	(45,801)	(4,048)	(663,900)	(1,966,393)
Change in net unrealized appreciation/depreciation	121,887	61,774	1,378,255	4,396,300

Change in net assets resulting from operations	130,573	92,616	781,930	2,554,844

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(12,290)	(3,484)	(5,369)	(7,417)
Class C	(10,408)	(2,300)	(218)	(1,096)
Class I	(29,879)	(25,702)	(61,180)	(115,685)
Class R5	(3)	(5)	(30)	(47)
Class R6	(1,947)	(3,425)	(9,554)	(15,731)

Total distributions to shareholders	(54,527)	(34,916)	(76,351)	(139,976)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,165,095	651,374	555,306	7,138,463

NET ASSETS:
Change in net assets	1,241,141	709,074	1,260,885	9,553,331
Beginning of period	900,804	191,730	18,294,923	8,741,592

End of period	$2,141,945	$900,804	$19,555,808	$18,294,923

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Hedged Equity 2 Fund		JPMorgan Hedged Equity 3 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Period Ended June 30, 2021 (a)	Six Months Ended December 31, 2021 (Unaudited)	Period Ended June 30, 2021 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,670	$1,623	$4,892	$641
Net realized gain (loss)	(64,751)	(9,789)	(37,592)	(7,884)
Change in net unrealized appreciation/depreciation	243,342	41,762	137,874	20,718

Change in net assets resulting from operations	187,261	33,596	105,174	13,475

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(390)	(25)	(152)	(15)
Class C	(39)	(1)	(24)	(3)
Class I	(7,580)	(785)	(4,155)	(417)
Class R5	(2)	(1)	— (b)	— (b)
Class R6	(1,606)	(305)	(977)	(2)

Total distributions to shareholders	(9,617)	(1,117)	(5,308)	(437)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,323,716	1,359,389	1,650,648	553,528

NET ASSETS:
Change in net assets	2,501,360	1,391,868	1,750,514	566,566
Beginning of period	1,391,868	—	566,566	—

End of period	$3,893,228	$1,391,868	$2,317,080	$566,566

(a)	Commencement of operations was February 26, 2021.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(12,113)	$(41,950)	$20,274	$19,708
Net realized gain (loss)	1,202,555	5,959,007	51,889	227,272
Change in net unrealized appreciation/depreciation	2,098,762	4,245,115	(31,379)	529,855

Change in net assets resulting from operations	3,289,204	10,162,172	40,784	776,835

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(708,158)	(229,243)	(15,263)	(755)
Class C	(155,323)	(49,805)	(4,600)	(69)
Class I	(1,544,842)	(484,046)	(97,744)	(4,846)
Class R2	(20,184)	(7,546)	(847)	(42)
Class R3	(39,213)	(8,542)	(9)	— (a)
Class R4	(31,893)	(6,602)	(13)	— (a)
Class R5	(117,247)	(48,291)	(1,834)	(193)
Class R6	(2,685,495)	(774,029)	(115,746)	(12,971)

Total distributions to shareholders	(5,302,355)	(1,608,104)	(236,056)	(18,876)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	5,401,865	5,597,146	(1,033,026)	2,323,514

NET ASSETS:
Change in net assets	3,388,714	14,151,214	(1,228,298)	3,081,473
Beginning of period	37,416,380	23,265,166	4,341,470	1,259,997

End of period	$40,805,094	$37,416,380	$3,113,172	$4,341,470

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	97

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,751	$4,072	$65,996	$151,578
Net realized gain (loss)	39,006	30,613	1,202,043	2,016,851
Change in net unrealized appreciation/depreciation	(20,416)	61,725	1,341,245	4,026,205

Change in net assets resulting from operations	20,341	96,410	2,609,284	6,194,634

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(14,209)	(1,695)	(177,827)	(83,977)
Class C	(2,489)	(287)	(41,808)	(17,652)
Class I	(29,786)	(4,082)	(195,163)	(87,780)
Class L	—	—	(194,971)	(164,969)
Class R2	(674)	(85)	(26,715)	(14,883)
Class R3	—	—	(18,294)	(8,862)
Class R4	—	—	(6,300)	(1,911)
Class R5	(1,000)	(141)	(111,370)	(60,489)
Class R6	(10,019)	(2,355)	(1,346,202)	(727,732)

Total distributions to shareholders	(58,177)	(8,645)	(2,118,650)	(1,168,255)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	8,009	(67,252)	2,180,280	(121,490)

NET ASSETS:
Change in net assets	(29,827)	20,513	2,670,914	4,904,889
Beginning of period	276,279	255,766	19,843,651	14,938,762

End of period	$246,452	$276,279	$22,514,565	$19,843,651

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan U.S. GARP Equity Fund		JPMorgan U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,209	$4,455	$(2,367)	$(4,044)
Net realized gain (loss)	111,801	196,953	330,345	1,008,393
Change in net unrealized appreciation/depreciation	49,779	220,654	(4,419)	54,134

Change in net assets resulting from operations	163,789	422,062	323,559	1,058,483

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(23,478)	(9,875)	(81,344)	(77,084)
Class C	(5,967)	(2,514)	(10,063)	(9,299)
Class I	(31,685)	(13,950)	(393,194)	(515,371)
Class R2	(9,121)	(4,145)	(1,484)	(1,244)
Class R5	(26,874)	(20,231)	(7,963)	(9,627)
Class R6	(145,336)	(67,081)	(131,817)	(147,178)

Total distributions to shareholders	(242,461)	(117,796)	(625,865)	(759,803)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	114,628	(111,060)	296,862	(697,740)

NET ASSETS:
Change in net assets	35,956	193,206	(5,444)	(399,060)
Beginning of period	1,307,588	1,114,382	2,651,246	3,050,306

End of period	$1,343,544	$1,307,588	$2,645,802	$2,651,246

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	99

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$27,937	$58,068	$572	$719
Net realized gain (loss)	192,621	562,881	2,522	4,226
Change in net unrealized appreciation/depreciation	420,054	1,148,187	14,124	19,592

Change in net assets resulting from operations	640,612	1,769,136	17,218	24,537

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(19,855)	(7,423)	(1,320)	(235)
Class C	—	—	(170)	(30)
Class I	(86,246)	(25,017)	(4,168)	(711)
Class R6 (a)	(563,649)	(159,941)	(1,394)	(247)

Total distributions to shareholders	(669,750)	(192,381)	(7,052)	(1,223)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	958,908	(889,477)	72,386	51,536

NET ASSETS:
Change in net assets	929,770	687,278	82,552	74,850
Beginning of period	5,052,042	4,364,764	115,550	40,700

End of period	$5,981,812	$5,052,042	$198,102	$115,550

(a)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan U.S. Value Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,895	$14,952
Net realized gain (loss)	(2,093)	44,116
Change in net unrealized appreciation/depreciation	107,915	351,990

Change in net assets resulting from operations	116,717	411,058

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(13,968)	(10,335)
Class C	(1,192)	(611)
Class I	(23,164)	(11,089)
Class R2	(61)	(33)
Class R3	(206)	(16)
Class R4	(7)	(24)
Class R5	(74)	(3)
Class R6	(8,355)	(4,026)

Total distributions to shareholders	(47,027)	(26,137)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	380,105	595,210

NET ASSETS:
Change in net assets	449,795	980,131
Beginning of period	1,706,985	726,854

End of period	$2,156,780	$1,706,985

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	101

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,368	$3,527	$394,289	$1,280,565
Distributions reinvested	1,192	862	118,722	55,042
Cost of shares redeemed	(1,379)	(2,169)	(387,968)	(1,092,878)

Change in net assets resulting from Class A capital transactions	2,181	2,220	125,043	242,729

Class C
Proceeds from shares issued	152	419	76,549	243,967
Distributions reinvested	513	403	32,304	13,343
Cost of shares redeemed	(66)	(612)	(186,193)	(552,490)

Change in net assets resulting from Class C capital transactions	599	210	(77,340)	(295,180)

Class I
Proceeds from shares issued	2,785	9,125	2,100,796	5,967,956
Distributions reinvested	9,276	7,180	463,572	221,627
Cost of shares redeemed	(2,454)	(3,056)	(1,797,333)	(3,358,152)

Change in net assets resulting from Class I capital transactions	9,607	13,249	767,035	2,831,431

Class R2
Proceeds from shares issued	—	—	5,576	18,279
Distributions reinvested	—	—	1,846	901
Cost of shares redeemed	—	—	(12,024)	(37,123)

Change in net assets resulting from Class R2 capital transactions	—	—	(4,602)	(17,943)

Class R3
Proceeds from shares issued	—	—	31,266	94,161
Distributions reinvested	—	—	5,240	2,770
Cost of shares redeemed	—	—	(68,390)	(57,502)

Change in net assets resulting from Class R3 capital transactions	—	—	(31,884)	39,429

Class R4
Proceeds from shares issued	—	—	29,312	153,736
Distributions reinvested	—	—	6,222	3,022
Cost of shares redeemed	—	—	(67,283)	(68,895)

Change in net assets resulting from Class R4 capital transactions	—	—	(31,749)	87,863

Class R5
Proceeds from shares issued	—	—	127,752	365,652
Distributions reinvested	—	—	42,782	25,988
Cost of shares redeemed	—	—	(263,871)	(420,221)

Change in net assets resulting from Class R5 capital transactions	—	—	(93,337)	(28,581)

Class R6
Proceeds from shares issued	1,138	2,422	3,065,865	6,385,588
Distributions reinvested	3,808	3,353	586,527	296,277
Cost of shares redeemed	(1,677)	(3,424)	(1,897,353)	(4,348,336)

Change in net assets resulting from Class R6 capital transactions	3,269	2,351	1,755,039	2,333,529

Total change in net assets resulting from capital transactions	$15,656	$18,030	$2,408,205	$5,193,277

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class A
Issued	66	112	17,324	66,002
Reinvested	36	29	5,191	2,827
Redeemed	(39)	(70)	(16,967)	(57,193)

Change in Class A Shares	63	71	5,548	11,636

Class C
Issued	4	13	3,448	12,513
Reinvested	17	15	1,445	703
Redeemed	(2)	(21)	(8,331)	(29,946)

Change in Class C Shares	19	7	(3,438)	(16,730)

Class I
Issued	78	283	90,565	299,334
Reinvested	272	239	19,889	11,118
Redeemed	(70)	(97)	(77,151)	(169,937)

Change in Class I Shares	280	425	33,303	140,515

Class R2
Issued	—	—	245	934
Reinvested	—	—	81	47
Redeemed	—	—	(530)	(1,951)

Change in Class R2 Shares	—	—	(204)	(970)

Class R3
Issued	—	—	1,370	4,910
Reinvested	—	—	229	142
Redeemed	—	—	(2,956)	(2,969)

Change in Class R3 Shares	—	—	(1,357)	2,083

Class R4
Issued	—	—	1,251	7,771
Reinvested	—	—	267	150
Redeemed	—	—	(2,893)	(3,389)

Change in Class R4 Shares	—	—	(1,375)	4,532

Class R5
Issued	—	—	5,489	18,235
Reinvested	—	—	1,834	1,312
Redeemed	—	—	(11,295)	(21,287)

Change in Class R5 Shares	—	—	(3,972)	(1,740)

Class R6
Issued	31	76	131,502	319,793
Reinvested	112	112	25,162	14,863
Redeemed	(46)	(109)	(81,230)	(224,750)

Change in Class R6 Shares	97	79	75,434	109,906

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	103

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$349,786	$177,480	$234,439	$1,460,355
Distributions reinvested	12,240	3,413	5,340	7,380
Cost of shares redeemed	(37,597)	(25,791)	(173,011)	(340,811)

Change in net assets resulting from Class A capital transactions	324,429	155,102	66,768	1,126,924

Class C
Proceeds from shares issued	295,047	155,434	25,224	242,865
Distributions reinvested	10,356	2,275	218	1,095
Cost of shares redeemed	(25,069)	(8,379)	(31,312)	(53,065)

Change in net assets resulting from Class C capital transactions	280,334	149,330	(5,870)	190,895

Class I
Proceeds from shares issued	638,328	413,338	1,747,871	8,854,409
Distributions reinvested	29,442	25,319	59,339	111,688
Cost of shares redeemed	(112,742)	(135,112)	(1,518,700)	(3,681,719)

Change in net assets resulting from Class I capital transactions	555,028	303,545	288,510	5,284,378

Class R5
Proceeds from shares issued	1	54	708	3,519
Distributions reinvested	3	5	30	47
Cost of shares redeemed	(21)	— (a)	(601)	(1,189)

Change in net assets resulting from Class R5 capital transactions	(17)	59	137	2,377

Class R6
Proceeds from shares issued	8,273	47,093	440,902	1,000,413
Distributions reinvested	255	126	4,415	7,536
Cost of shares redeemed	(3,207)	(3,881)	(239,556)	(474,060)

Change in net assets resulting from Class R6 capital transactions	5,321	43,338	205,761	533,889

Total change in net assets resulting from capital transactions	$1,165,095	$651,374	$555,306	$7,138,463

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class A
Issued	22,578	11,996	8,870	60,745
Reinvested	790	234	202	303
Redeemed	(2,428)	(1,795)	(6,553)	(14,054)

Change in Class A Shares	20,940	10,435	2,519	46,994

Class C
Issued	19,025	10,447	962	10,337
Reinvested	669	154	8	48
Redeemed	(1,619)	(568)	(1,194)	(2,234)

Change in Class C Shares	18,075	10,033	(224)	8,151

Class I
Issued	41,110	28,524	65,912	374,344
Reinvested	1,901	1,777	2,237	4,623
Redeemed	(7,276)	(9,545)	(57,263)	(151,283)

Change in Class I Shares	35,735	20,756	10,886	227,684

Class R5
Issued	— (a)	4	27	144
Reinvested	— (a)	— (a)	1	2
Redeemed	(1)	— (a)	(23)	(49)

Change in Class R5 Shares	(1)	4	5	97

Class R6
Issued	534	3,379	16,623	41,538
Reinvested	16	9	166	308

Redeemed	(207)	(269)	(8,981)	(19,494)

Change in Class R6 Shares	343	3,119	7,808	22,352

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	105

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Hedged Equity 2 Fund		JPMorgan Hedged Equity 3 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Period Ended June 30, 2021 (a)	Six Months Ended December 31, 2021 (Unaudited)	Period Ended June 30, 2021 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$184,145	$54,055	$77,126	$22,160
Distributions reinvested	390	25	152	15
Cost of shares redeemed	(13,628)	(2,233)	(7,965)	(998)

Change in net assets resulting from Class A capital transactions	170,907	51,847	69,313	21,177

Class C
Proceeds from shares issued	120,214	57,384	57,914	19,425
Distributions reinvested	39	1	24	3
Cost of shares redeemed	(5,454)	(1,122)	(1,835)	(464)

Change in net assets resulting from Class C capital transactions	114,799	56,263	56,103	18,964

Class I
Proceeds from shares issued	1,984,302	1,069,346	1,283,989	575,746
Distributions reinvested	7,566	783	4,139	415
Cost of shares redeemed	(178,429)	(75,413)	(152,053)	(64,565)

Change in net assets resulting from Class I capital transactions	1,813,439	994,716	1,136,075	511,596

Class R5
Proceeds from shares issued	11	545	— (b)	20
Distributions reinvested	2	1	— (b)	— (b)
Cost of shares redeemed	(3)	(21)	(3)	—

Change in net assets resulting from Class R5 capital transactions	10	525	(3)	20

Class R6
Proceeds from shares issued	402,427	261,104	406,633	1,769
Distributions reinvested	1,585	300	976	2
Cost of shares redeemed	(179,451)	(5,366)	(18,449)	— (b)

Change in net assets resulting from Class R6 capital transactions	224,561	256,038	389,160	1,771

Total change in net assets resulting from capital transactions	$2,323,716	$1,359,389	$1,650,648	$553,528

(a)	Commencement of operations was February 26, 2021.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan Hedged Equity 2 Fund		JPMorgan Hedged Equity 3 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Period Ended June 30, 2021 (a)	Six Months Ended December 31, 2021 (Unaudited)	Period Ended June 30, 2021 (a)
SHARE TRANSACTIONS:
Class A
Issued	11,139	3,452	4,712	1,406
Reinvested	24	2	9	1
Redeemed	(823)	(142)	(483)	(63)

Change in Class A Shares	10,340	3,312	4,238	1,344

Class C
Issued	7,321	3,672	3,549	1,235
Reinvested	2	— (b)	1	—	(b)
Redeemed	(332)	(72)	(113)	(29)

Change in Class C Shares	6,991	3,600	3,437	1,206

Class I
Issued	120,321	68,491	78,534	36,861
Reinvested	458	49	253	26
Redeemed	(10,766)	(4,782)	(9,242)	(4,085)

Change in Class I Shares	110,013	63,758	69,545	32,802

Class R5
Issued	1	34	—	1
Reinvested	— (b)	— (b)	— (b)	—	(b)
Redeemed	— (b)	(1)	— (b)	—

Change in Class R5 Shares	1	33	— (b)	1

Class R6
Issued	24,280	16,725	25,399	112
Reinvested	96	19	59	—	(b)
Redeemed	(11,030)	(340)	(1,108)	—	(b)

Change in Class R6 Shares	13,346	16,404	24,350	112

(a)	Commencement of operations was February 26, 2021.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	107

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$487,160	$1,542,784	$30,353	$81,668
Distributions reinvested	647,833	209,959	14,899	737
Cost of shares redeemed	(552,523)	(1,237,783)	(39,298)	(49,625)

Change in net assets resulting from Class A capital transactions	582,470	514,960	5,954	32,780

Class C
Proceeds from shares issued	93,814	263,027	6,642	24,043
Distributions reinvested	142,887	45,342	4,596	68
Cost of shares redeemed	(95,947)	(425,827)	(7,124)	(13,265)

Change in net assets resulting from Class C capital transactions	140,754	(117,458)	4,114	10,846

Class I
Proceeds from shares issued	1,412,270	3,946,027	300,908	1,171,550
Distributions reinvested	1,417,105	446,730	95,681	4,779
Cost of shares redeemed	(1,565,945)	(3,034,183)	(479,495)	(229,227)

Change in net assets resulting from Class I capital transactions	1,263,430	1,358,574	(82,906)	947,102

Class R2
Proceeds from shares issued	19,157	43,616	2,355	3,822
Distributions reinvested	19,387	7,039	844	42
Cost of shares redeemed	(21,819)	(76,963)	(1,802)	(18,227)

Change in net assets resulting from Class R2 capital transactions	16,725	(26,308)	1,397	(14,363)

Class R3
Proceeds from shares issued	55,976	184,953	6,000	1
Distributions reinvested	25,509	5,581	9	— (a)
Cost of shares redeemed	(35,028)	(59,342)	— (a)	(9)

Change in net assets resulting from Class R3 capital transactions	46,457	131,192	6,009	(8)

Class R4
Proceeds from shares issued	52,455	134,173	51	291
Distributions reinvested	30,607	6,602	13	— (a)
Cost of shares redeemed	(28,969)	(35,061)	— (a)	(12,452)

Change in net assets resulting from Class R4 capital transactions	54,093	105,714	64	(12,161)

Class R5
Proceeds from shares issued	53,084	241,401	3,899	9,493
Distributions reinvested	114,077	46,287	1,817	191
Cost of shares redeemed	(156,620)	(375,742)	(4,233)	(13,602)

Change in net assets resulting from Class R5 capital transactions	10,541	(88,054)	1,483	(3,918)

Class R6
Proceeds from shares issued	2,496,420	6,503,315	143,413	1,547,366
Distributions reinvested	2,586,303	744,666	111,401	12,895
Cost of shares redeemed	(1,795,328)	(3,529,455)	(1,223,955)	(197,025)

Change in net assets resulting from Class R6 capital transactions	3,287,395	3,718,526	(969,141)	1,363,236

Total change in net assets resulting from capital transactions	$5,401,865	$5,597,146	$(1,033,026)	$2,323,514

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class A
Issued	7,466	26,713	1,535	4,245
Reinvested	10,841	3,666	799	46
Redeemed	(8,435)	(21,267)	(1,980)	(3,017)

Change in Class A Shares	9,872	9,112	354	1,274

Class C
Issued	2,033	6,214	347	1,298
Reinvested	3,546	1,097	260	5
Redeemed	(2,073)	(10,236)	(378)	(883)

Change in Class C Shares	3,506	(2,925)	229	420

Class I
Issued	21,058	66,612	15,351	62,079
Reinvested	23,118	7,640	5,236	273
Redeemed	(23,502)	(51,094)	(24,455)	(12,774)

Change in Class I Shares	20,674	23,158	(3,868)	49,578

Class R2
Issued	305	788	118	222
Reinvested	344	129	46	3
Redeemed	(359)	(1,379)	(92)	(1,084)

Change in Class R2 Shares	290	(462)	72	(859)

Class R3
Issued	856	3,136	327	1
Reinvested	424	97	— (a)	— (a)
Redeemed	(528)	(1,008)	— (a)	(1)

Change in Class R3 Shares	752	2,225	327	— (a)

Class R4
Issued	780	2,275	2	20
Reinvested	500	113	1	— (a)
Redeemed	(433)	(586)	— (a)	(942)

Change in Class R4 Shares	847	1,802	3	(922)

Class R5
Issued	774	3,948	195	517
Reinvested	1,799	769	98	12
Redeemed	(2,199)	(6,111)	(214)	(784)

Change in Class R5 Shares	374	(1,394)	79	(255)

Class R6
Issued	35,544	104,867	7,285	76,592
Reinvested	40,298	12,253	6,060	760
Redeemed	(25,617)	(57,075)	(61,881)	(11,736)

Change in Class R6 Shares	50,225	60,045	(48,536)	65,616

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	109

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,501	$7,017	$232,102	$448,946
Distributions reinvested	13,644	1,624	165,784	78,212
Cost of shares redeemed	(7,569)	(15,672)	(157,273)	(1,212,979)

Change in net assets resulting from Class A capital transactions	8,576	(7,031)	240,613	(685,821)

Class C
Proceeds from shares issued	106	1,778	61,860	101,446
Distributions reinvested	2,482	283	40,795	17,249
Cost of shares redeemed	(1,887)	(5,408)	(41,922)	(111,778)

Change in net assets resulting from Class C capital transactions	701	(3,347)	60,733	6,917

Class I
Proceeds from shares issued	4,017	12,129	350,391	676,639
Distributions reinvested	29,574	4,054	187,297	83,781
Cost of shares redeemed	(17,433)	(43,512)	(219,844)	(445,901)

Change in net assets resulting from Class I capital transactions	16,158	(27,329)	317,844	314,519

Class L
Proceeds from shares issued	—	—	171,980	1,503,646
Distributions reinvested	—	—	181,677	156,873
Cost of shares redeemed	—	—	(280,890)	(1,609,341)

Change in net assets resulting from Class L capital transactions	—	—	72,767	51,178

Class R2
Proceeds from shares issued	220	546	16,917	43,197
Distributions reinvested	674	78	26,602	14,784
Cost of shares redeemed	(470)	(1,206)	(36,009)	(74,678)

Change in net assets resulting from Class R2 capital transactions	424	(582)	7,510	(16,697)

Class R3
Proceeds from shares issued	—	—	20,617	40,112
Distributions reinvested	—	—	16,641	7,878
Cost of shares redeemed	—	—	(23,358)	(32,479)

Change in net assets resulting from Class R3 capital transactions	—	—	13,900	15,511

Class R4
Proceeds from shares issued	—	—	18,853	19,615
Distributions reinvested	—	—	6,300	1,911
Cost of shares redeemed	—	—	(4,170)	(6,093)

Change in net assets resulting from Class R4 capital transactions	—	—	20,983	15,433

Class R5
Proceeds from shares issued	349	722	71,879	152,803
Distributions reinvested	998	141	104,742	56,125
Cost of shares redeemed	(272)	(2,434)	(126,629)	(201,053)

Change in net assets resulting from Class R5 capital transactions	1,075	(1,571)	49,992	7,875

Class R6
Proceeds from shares issued	6,430	14,127	1,425,668	3,065,302
Distributions reinvested	10,014	2,353	1,329,726	720,789
Cost of shares redeemed	(35,369)	(43,872)	(1,359,456)	(3,616,496)

Change in net assets resulting from Class R6 capital transactions	(18,925)	(27,392)	1,395,938	169,595

Total change in net assets resulting from capital transactions	$8,009	$(67,252)	$2,180,280	$(121,490)

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class A
Issued	72	230	10,336	23,673
Reinvested	460	56	7,666	4,247
Redeemed	(216)	(535)	(7,009)	(66,851)

Change in Class A Shares	316	(249)	10,993	(38,931)

Class C
Issued	3	57	2,863	5,407
Reinvested	86	10	1,980	981
Redeemed	(55)	(188)	(1,952)	(6,150)

Change in Class C Shares	34	(121)	2,891	238

Class I
Issued	115	378	15,586	34,804
Reinvested	985	139	8,622	4,522
Redeemed	(512)	(1,437)	(9,750)	(22,963)

Change in Class I Shares	588	(920)	14,458	16,363

Class L
Issued	—	—	7,583	82,220
Reinvested	—	—	8,340	8,466
Redeemed	—	—	(12,420)	(82,827)

Change in Class L Shares	—	—	3,503	7,859

Class R2
Issued	7	17	761	2,286
Reinvested	23	3	1,247	815
Redeemed	(13)	(41)	(1,624)	(3,942)

Change in Class R2 Shares	17	(21)	384	(841)

Class R3
Issued	—	—	917	2,150
Reinvested	—	—	773	430
Redeemed	—	—	(1,043)	(1,724)

Change in Class R3 Shares	—	—	647	856

Class R4
Issued	—	—	834	984
Reinvested	—	—	290	103
Redeemed	—	—	(186)	(311)

Change in Class R4 Shares	—	—	938	776

Class R5
Issued	10	22	3,167	7,725
Reinvested	33	5	4,806	3,019
Redeemed	(7)	(84)	(5,635)	(10,515)

Change in Class R5 Shares	36	(57)	2,338	229

Class R6
Issued	173	434	63,041	159,157
Reinvested	333	80	60,854	38,637
Redeemed	(954)	(1,493)	(59,418)	(183,543)

Change in Class R6 Shares	(448)	(979)	64,477	14,251

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	111

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. GARP Equity Fund		JPMorgan U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$11,217	$20,023	$21,685	$67,074
Distributions reinvested	17,212	7,327	75,295	71,308
Cost of shares redeemed	(9,939)	(28,020)	(38,421)	(103,562)

Change in net assets resulting from Class A capital transactions	18,490	(670)	58,559	34,820

Class C
Proceeds from shares issued	745	1,789	4,619	5,606
Distributions reinvested	5,682	2,298	9,642	9,039
Cost of shares redeemed	(2,960)	(12,341)	(5,892)	(43,234)

Change in net assets resulting from Class C capital transactions	3,467	(8,254)	8,369	(28,589)

Class I
Proceeds from shares issued	13,449	13,566	114,064	241,025
Distributions reinvested	29,393	12,855	379,323	497,011
Cost of shares redeemed	(17,773)	(41,096)	(296,144)	(946,028)
Redemptions in-kind (See Note 8)	—	—	—	(487,288)

Change in net assets resulting from Class I capital transactions	25,069	(14,675)	197,243	(695,280)

Class R2
Proceeds from shares issued	3,821	11,220	569	614
Distributions reinvested	9,090	4,130	1,468	1,205
Cost of shares redeemed	(5,974)	(20,777)	(892)	(1,100)

Change in net assets resulting from Class R2 capital transactions	6,937	(5,427)	1,145	719

Class R5
Proceeds from shares issued	6,159	28,851	4,334	5,546
Distributions reinvested	26,832	20,215	7,761	9,489
Cost of shares redeemed	(43,427)	(119,468)	(5,611)	(23,795)

Change in net assets resulting from Class R5 capital transactions	(10,436)	(70,402)	6,484	(8,760)

Class R6
Proceeds from shares issued	14,829	45,323	43,402	127,531
Distributions reinvested	140,885	61,717	95,950	112,990
Cost of shares redeemed	(84,613)	(118,672)	(114,290)	(241,171)

Change in net assets resulting from Class R6 capital transactions	71,101	(11,632)	25,062	(650)

Total change in net assets resulting from capital transactions	$114,628	$(111,060)	$296,862	$(697,740)

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan U.S. GARP Equity Fund		JPMorgan U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class A
Issued	158	314	845	2,537
Reinvested	258	119	3,292	3,151
Redeemed	(134)	(431)	(1,453)	(4,090)

Change in Class A Shares	282	2	2,684	1,598

Class C
Issued	11	28	198	242
Reinvested	88	38	490	446
Redeemed	(42)	(200)	(250)	(1,763)

Change in Class C Shares	57	(134)	438	(1,075)

Class I
Issued	185	202	4,212	9,169
Reinvested	427	204	16,025	21,400
Redeemed	(236)	(615)	(11,010)	(36,191)
Redemptions in-kind (See Note 8)	—	—	—	(19,946)

Change in Class I Shares	376	(209)	9,227	(25,568)

Class R2
Issued	51	177	21	26
Reinvested	142	69	70	56
Redeemed	(81)	(324)	(33)	(45)

Change in Class R2 Shares	112	(78)	58	37

Class R5
Issued	82	442	171	211
Reinvested	398	326	324	405
Redeemed	(546)	(1,790)	(213)	(911)

Change in Class R5 Shares	(66)	(1,022)	282	(295)

Class R6
Issued	202	690	1,510	4,669
Reinvested	2,090	993	4,010	4,828
Redeemed	(1,099)	(1,768)	(4,495)	(9,673)

Change in Class R6 Shares	1,193	(85)	1,025	(176)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	113

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$12,398	$52,721	$12,425	$9,507
Distributions reinvested	19,713	7,384	1,294	226
Cost of shares redeemed	(37,804)	(123,854)	(2,318)	(1,965)

Change in net assets resulting from Class A capital transactions	(5,693)	(63,749)	11,401	7,768

Class C
Proceeds from shares issued	—	—	1,742	1,229
Distributions reinvested	—	—	170	30
Cost of shares redeemed	—	—	(749)	(1,166)

Change in net assets resulting from Class C capital transactions	—	—	1,163	93

Class I
Proceeds from shares issued	107,853	127,129	52,115	51,880
Distributions reinvested	59,323	17,371	4,010	688
Cost of shares redeemed	(73,194)	(230,638)	(5,663)	(30,906)
Conversion from Class L Shares	—	368,073	—	—

Change in net assets resulting from Class I capital transactions	93,982	281,935	50,462	21,662

Class L (a)
Proceeds from shares issued	—	534	—	—
Cost of shares redeemed	—	(28,170)	—	—
Conversion to Class I Shares	—	(368,073)	—	—

Change in net assets resulting from Class L capital transactions	—	(395,709)	—	—

Class R6 (b)
Proceeds from shares issued	533,428	738,779	10,232	23,682
Distributions reinvested	562,100	159,481	1,393	247
Cost of shares redeemed	(224,909)	(1,610,214)	(2,265)	(1,916)

Change in net assets resulting from Class R6 capital transactions	870,619	(711,954)	9,360	22,013

Total change in net assets resulting from capital transactions	$958,908	$(889,477)	$72,386	$51,536

(a)	On July 2, 2020, Class L Shares for JPMorgan U.S. Research Enhanced Equity Fund were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.
(b)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class A
Issued	329	1,755	197	180
Reinvested	554	240	21	4
Redeemed	(1,006)	(3,944)	(37)	(37)

Change in Class A Shares	(123)	(1,949)	181	147

Class C
Issued	—	—	27	23
Reinvested	—	—	3	1
Redeemed	—	—	(12)	(24)

Change in Class C Shares	—	—	18	— (a)

Class I
Issued	2,873	4,149	824	1,006
Reinvested	1,646	556	63	14
Redeemed	(1,920)	(7,272)	(90)	(595)
Conversion from Class L Shares	—	13,572	—	—

Change in Class I Shares	2,599	11,005	797	425

Class L
Issued	—	20	—	—
Redeemed	—	(1,046)	—	—
Conversion to Class I Shares	—	(13,599)	—	—

Change in Class L Shares	—	(14,625)	—	—

Class R6 (b)
Issued	14,035	22,714	163	451
Reinvested	15,619	5,100	22	5
Redeemed	(5,899)	(47,943)	(36)	(35)

Change in Class R6 Shares	23,755	(20,129)	149	421

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	115

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Value Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$84,175	$43,922
Distributions reinvested	13,325	9,932
Cost of shares redeemed	(26,644)	(188,211)

Change in net assets resulting from Class A capital transactions	70,856	(134,357)

Class C
Proceeds from shares issued	15,444	11,138
Distributions reinvested	1,067	525
Cost of shares redeemed	(4,607)	(10,570)

Change in net assets resulting from Class C capital transactions	11,904	1,093

Class I
Proceeds from shares issued	675,378	663,191
Distributions reinvested	20,711	10,612
Cost of shares redeemed	(486,142)	(99,019)

Change in net assets resulting from Class I capital transactions	209,947	574,784

Class R2
Proceeds from shares issued	1,362	1,007
Distributions reinvested	61	33
Cost of shares redeemed	(95)	(694)

Change in net assets resulting from Class R2 capital transactions	1,328	346

Class R3
Proceeds from shares issued	9,238	943
Distributions reinvested	182	10
Cost of shares redeemed	(1,112)	(166)

Change in net assets resulting from Class R3 capital transactions	8,308	787

Class R4
Proceeds from shares issued	190	133
Distributions reinvested	7	24
Cost of shares redeemed	(15)	(1,482)

Change in net assets resulting from Class R4 capital transactions	182	(1,325)

Class R5
Proceeds from shares issued	3,493	78
Distributions reinvested	74	3
Cost of shares redeemed	(50)	(23)

Change in net assets resulting from Class R5 capital transactions	3,517	58

Class R6
Proceeds from shares issued	91,542	310,989
Distributions reinvested	8,080	3,841
Cost of shares redeemed	(25,559)	(34,999)
Redemptions in-kind (See Note 8)	—	(126,007)

Change in net assets resulting from Class R6 capital transactions	74,063	153,824

Total change in net assets resulting from capital transactions	$380,105	$595,210

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan U.S. Value Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class A
Issued	1,262	799
Reinvested	203	184
Redeemed	(402)	(3,804)

Change in Class A Shares	1,063	(2,821)

Class C
Issued	263	216
Reinvested	18	11
Redeemed	(79)	(224)

Change in Class C Shares	202	3

Class I
Issued	9,563	11,291
Reinvested	296	179
Redeemed	(7,025)	(1,602)

Change in Class I Shares	2,834	9,868

Class R2
Issued	20	19
Reinvested	1	1
Redeemed	(1)	(13)

Change in Class R2 Shares	20	7

Class R3
Issued	129	16
Reinvested	3	— (a)
Redeemed	(16)	(3)

Change in Class R3 Shares	116	13

Class R4
Issued	2	3
Reinvested	— (a)	— (a)
Redeemed	— (a)	(25)

Change in Class R4 Shares	2	(22)

Class R5
Issued	48	1
Reinvested	1	— (a)
Redeemed	(1)	— (a)

Change in Class R5 Shares	48	1

Class R6
Issued	1,290	5,348
Reinvested	115	65
Redeemed	(361)	(596)
Redemptions in-kind (See Note 8)	—	(2,169)

Change in Class R6 Shares	1,044	2,648

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	117

STATEMENT OF CASH FLOWS

FOR THE PERIOD ENDED DECEMBER 31, 2021

JPMorgan U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$323,559

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(915,570)
Proceeds from disposition of investment securities	1,346,796
Covers of investment securities sold short	(464,763)
Proceeds from investment securities sold short	374,485
Purchases of short-term investments — affiliates, net	(6,977)
Change in unrealized (appreciation)/depreciation on investments	26,906
Change in unrealized (appreciation)/depreciation on investment securities sold short	(22,487)
Net realized (gain)/loss on investments in non-affiliates	(365,988)
Net realized (gain)/loss on investments in affiliates	1
Net realized (gain)/loss on securities sold short	35,260
Decrease in dividends receivable from non-affiliates	229
Increase in dividend expense to non-affiliates on securities sold short	174
Decrease in interest expense to non-affiliates on securities sold short	(80)
Decrease in due to broker for securities sold short	(20)
Increase in investment advisory fees payable	73
Increase in administration fees payable	3
Increase in distribution fees payable	9
Increase in service fees payable	23
Increase in custodian and accounting fees payable	13
Decrease in other accrued expenses payable	(100)

Net cash provided (used) by operating activities	331,546

Cash flows provided (used) by financing activities:
Due to custodian	(21)
Proceeds from units issued	188,454
Payment for units redeemed	(463,569)
Cash distributions paid to shareholders (net of reinvestments of $569,439)	(56,426)

Net cash provided (used) by financing activities	(331,562)

Cash:
Net increase (decrease) in unrestricted and restricted cash, foreign currency and deposits at broker	(16)
Restricted and unrestricted cash and foreign currency at beginning of period	20

Restricted and unrestricted cash and foreign currency at end of period	$4

Supplemental disclosure of cash flow information:

For the period ended December 31, 2021 the Fund paid $1,903 in interest expense.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

Reconciliation of restricted and unrestricted cash and foreign currency at the end of period to the Statements of Assets and Liabilities:

	June 30, 2021	December 31, 2021
Cash	$—	$4
Foreign currency, at value	20	—

	$20	$4

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	119

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Focus Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$35.03	$(0.03)	$2.96	$2.93	$—	$(3.91)	$(3.91)
Year Ended June 30, 2021	26.88	0.01	11.90	11.91	(0.11)	(3.65)	(3.76)
Year Ended June 30, 2020	30.15	0.15	1.68	1.83	(0.12)	(4.98)	(5.10)
Year Ended June 30, 2019	31.83	0.13	2.32	2.45	(0.41)	(3.72)	(4.13)
Year Ended June 30, 2018	29.09	0.08	4.23	4.31	(0.01)	(1.56)	(1.57)
Year Ended June 30, 2017	23.73	(0.01)	5.70	5.69	(0.01)	(0.32)	(0.33)

Class C
Six Months Ended December 31, 2021 (Unaudited)	33.15	(0.12)	2.79	2.67	—	(3.91)	(3.91)
Year Ended June 30, 2021	25.63	(0.13)	11.30	11.17	—	(3.65)	(3.65)
Year Ended June 30, 2020	29.01	0.01	1.60	1.61	(0.01)	(4.98)	(4.99)
Year Ended June 30, 2019	30.75	(0.03)	2.25	2.22	(0.24)	(3.72)	(3.96)
Year Ended June 30, 2018	28.28	(0.08)	4.11	4.03	—	(1.56)	(1.56)
Year Ended June 30, 2017	23.18	(0.14)	5.56	5.42	—	(0.32)	(0.32)

Class I
Six Months Ended December 31, 2021 (Unaudited)	35.80	0.01	3.03	3.04	(0.03)	(3.91)	(3.94)
Year Ended June 30, 2021	27.38	0.10	12.13	12.23	(0.16)	(3.65)	(3.81)
Year Ended June 30, 2020	30.60	0.23	1.70	1.93	(0.17)	(4.98)	(5.15)
Year Ended June 30, 2019	32.13	0.18	2.38	2.56	(0.37)	(3.72)	(4.09)
Year Ended June 30, 2018	29.34	0.16	4.27	4.43	(0.08)	(1.56)	(1.64)
Year Ended June 30, 2017	23.92	0.06	5.75	5.81	(0.07)	(0.32)	(0.39)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	35.62	0.06	3.01	3.07	(0.11)	(3.91)	(4.02)
Year Ended June 30, 2021	27.25	0.18	12.07	12.25	(0.23)	(3.65)	(3.88)
Year Ended June 30, 2020	30.48	0.30	1.69	1.99	(0.24)	(4.98)	(5.22)
October 1, 2018 (f) through June 30, 2019	34.55	0.23	(0.05)	0.18	(0.53)	(3.72)	(4.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$34.05	8.64%	$11,819	1.10%	(0.19)%	1.21%	16%
35.03	47.07	9,949	1.09	0.05	1.24	58
26.88	5.87	5,723	1.10	0.55	1.34	44
30.15	9.22	5,511	1.09	0.42	1.41	45
31.83	15.02	4,077	1.11	0.26	1.31	34
29.09	24.09	3,362	1.17	(0.02)	1.37	84

31.91	8.34	4,742	1.60	(0.69)	1.71	16
33.15	46.37	4,293	1.59	(0.45)	1.74	58
25.63	5.30	3,147	1.60	0.05	1.84	44
29.01	8.67	3,084	1.59	(0.09)	1.89	45
30.75	14.45	3,017	1.61	(0.26)	1.80	34
28.28	23.49	3,331	1.66	(0.51)	1.86	84

34.90	8.77	91,261	0.85	0.06	0.95	16
35.80	47.46	83,598	0.85	0.30	0.98	58
27.38	6.12	52,303	0.85	0.79	1.08	44
30.60	9.50	75,887	0.84	0.57	1.08	45
32.13	15.31	246,276	0.86	0.52	1.03	34
29.34	24.43	180,151	0.92	0.23	1.10	84

34.67	8.91	36,516	0.60	0.31	0.70	16
35.62	47.82	34,054	0.60	0.55	0.73	58
27.25	6.39	23,881	0.60	1.06	0.83	44
30.48	2.03	22,346	0.59	1.08	0.95	45

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	121

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$22.34	$0.16	$1.50	$1.66	$(0.16)	$(0.44)	$(0.60)
Year Ended June 30, 2021	16.22	0.29	6.12	6.41	(0.29)	—	(0.29)
Year Ended June 30, 2020	17.83	0.32	(1.42)	(1.10)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.82	0.32	1.48	1.80	(0.33)	(0.46)	(0.79)
Year Ended June 30, 2018	15.67	0.26	1.29	1.55	(0.25)	(0.15)	(0.40)
Year Ended June 30, 2017	14.01	0.24	1.75	1.99	(0.24)	(0.09)	(0.33)

Class C
Six Months Ended December 31, 2021 (Unaudited)	21.87	0.09	1.48	1.57	(0.11)	(0.44)	(0.55)
Year Ended June 30, 2021	15.88	0.19	6.00	6.19	(0.20)	—	(0.20)
Year Ended June 30, 2020	17.47	0.23	(1.39)	(1.16)	(0.24)	(0.19)	(0.43)
Year Ended June 30, 2019	16.50	0.23	1.46	1.69	(0.26)	(0.46)	(0.72)
Year Ended June 30, 2018	15.41	0.17	1.26	1.43	(0.19)	(0.15)	(0.34)
Year Ended June 30, 2017	13.80	0.16	1.72	1.88	(0.18)	(0.09)	(0.27)

Class I
Six Months Ended December 31, 2021 (Unaudited)	22.76	0.19	1.54	1.73	(0.19)	(0.44)	(0.63)
Year Ended June 30, 2021	16.52	0.35	6.23	6.58	(0.34)	—	(0.34)
Year Ended June 30, 2020	18.14	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.10	0.37	1.51	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.31	1.31	1.62	(0.29)	(0.15)	(0.44)
Year Ended June 30, 2017	14.23	0.28	1.77	2.05	(0.27)	(0.09)	(0.36)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	22.23	0.12	1.50	1.62	(0.13)	(0.44)	(0.57)
Year Ended June 30, 2021	16.14	0.23	6.10	6.33	(0.24)	—	(0.24)
Year Ended June 30, 2020	17.74	0.27	(1.40)	(1.13)	(0.28)	(0.19)	(0.47)
Year Ended June 30, 2019	16.74	0.28	1.47	1.75	(0.29)	(0.46)	(0.75)
Year Ended June 30, 2018	15.62	0.21	1.28	1.49	(0.22)	(0.15)	(0.37)
Year Ended June 30, 2017	13.97	0.20	1.75	1.95	(0.21)	(0.09)	(0.30)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	22.32	0.15	1.52	1.67	(0.16)	(0.44)	(0.60)
Year Ended June 30, 2021	16.21	0.29	6.11	6.40	(0.29)	—	(0.29)
Year Ended June 30, 2020	17.81	0.32	(1.41)	(1.09)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.80	0.32	1.49	1.81	(0.34)	(0.46)	(0.80)
Year Ended June 30, 2018	15.66	0.27	1.27	1.54	(0.25)	(0.15)	(0.40)
September 9, 2016 (f) through June 30, 2017	14.06	0.19	1.71	1.90	(0.21)	(0.09)	(0.30)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	22.75	0.19	1.53	1.72	(0.19)	(0.44)	(0.63)
Year Ended June 30, 2021	16.51	0.35	6.23	6.58	(0.34)	—	(0.34)
Year Ended June 30, 2020	18.13	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.09	0.36	1.52	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.32	1.29	1.61	(0.29)	(0.15)	(0.44)
September 9, 2016 (f) through June 30, 2017	14.28	0.29	1.67	1.96	(0.23)	(0.09)	(0.32)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	22.78	0.20	1.55	1.75	(0.21)	(0.44)	(0.65)
Year Ended June 30, 2021	16.53	0.37	6.25	6.62	(0.37)	—	(0.37)
Year Ended June 30, 2020	18.16	0.40	(1.45)	(1.05)	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2019	17.11	0.40	1.51	1.91	(0.40)	(0.46)	(0.86)
Year Ended June 30, 2018	15.93	0.34	1.30	1.64	(0.31)	(0.15)	(0.46)
Year Ended June 30, 2017	14.23	0.31	1.78	2.09	(0.30)	(0.09)	(0.39)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	22.76	0.22	1.54	1.76	(0.22)	(0.44)	(0.66)
Year Ended June 30, 2021	16.52	0.39	6.24	6.63	(0.39)	—	(0.39)
Year Ended June 30, 2020	18.14	0.42	(1.44)	(1.02)	(0.41)	(0.19)	(0.60)
Year Ended June 30, 2019	17.10	0.42	1.50	1.92	(0.42)	(0.46)	(0.88)
Year Ended June 30, 2018	15.92	0.35	1.31	1.66	(0.33)	(0.15)	(0.48)
Year Ended June 30, 2017	14.22	0.32	1.78	2.10	(0.31)	(0.09)	(0.40)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$23.40	7.55%	$5,069,630	0.95%	1.35%	0.95%	5%
22.34	39.81	4,715,916	0.96	1.48	0.96	16
16.22	(6.36)	3,234,850	0.98	1.83	0.98	22
17.83	11.17	3,277,249	0.99	1.90	1.00	23
16.82	9.94	3,022,879	1.00	1.55	1.01	20
15.67	14.34	3,176,361	1.04	1.59	1.08	14

22.89	7.21	1,484,655	1.45	0.84	1.45	5
21.87	39.19	1,493,408	1.45	0.99	1.46	16
15.88	(6.83)	1,350,402	1.47	1.34	1.47	22
17.47	10.66	1,434,793	1.48	1.39	1.49	23
16.50	9.35	1,303,731	1.50	1.05	1.50	20
15.41	13.74	1,385,115	1.54	1.09	1.55	14

23.86	7.67	19,638,384	0.70	1.60	0.70	5
22.76	40.16	17,980,353	0.70	1.73	0.71	16
16.52	(6.06)	10,727,252	0.71	2.11	0.72	22
18.14	11.45	9,013,293	0.73	2.12	0.74	23
17.10	10.22	6,320,979	0.74	1.81	0.75	20
15.92	14.57	6,542,906	0.78	1.84	0.79	14

23.28	7.35	76,797	1.21	1.08	1.21	5
22.23	39.47	77,859	1.22	1.22	1.22	16
16.14	(6.57)	72,182	1.23	1.56	1.23	22
17.74	10.90	93,453	1.24	1.64	1.25	23
16.74	9.59	80,330	1.26	1.29	1.26	20
15.62	14.08	87,437	1.29	1.34	1.39	14

23.39	7.55	262,607	0.95	1.33	0.95	5
22.32	39.79	280,991	0.95	1.49	0.96	16
16.21	(6.29)	170,246	0.97	1.86	0.97	22
17.81	11.20	137,142	0.98	1.87	0.99	23
16.80	9.90	91,267	0.99	1.61	0.99	20
15.66	13.62	25,209	1.03	1.55	1.05	14

23.84	7.63	228,730	0.70	1.59	0.70	5
22.75	40.19	249,525	0.70	1.73	0.70	16
16.51	(6.07)	106,277	0.72	2.12	0.72	22
18.13	11.46	66,602	0.73	2.08	0.74	23
17.09	10.18	23,451	0.74	1.90	0.75	20
15.92	13.85	1,340	0.78	2.28	0.83	14

23.88	7.74	1,640,250	0.55	1.74	0.55	5
22.78	40.41	1,655,531	0.55	1.88	0.56	16
16.53	(5.98)	1,230,147	0.56	2.24	0.57	22
18.16	11.67	1,422,483	0.58	2.29	0.59	23
17.11	10.38	1,097,476	0.59	1.98	0.60	20
15.93	14.84	912,746	0.58	2.05	0.63	14

23.86	7.81	22,709,973	0.45	1.85	0.45	5
22.76	40.51	19,952,074	0.45	1.98	0.46	16
16.52	(5.83)	12,663,581	0.46	2.38	0.47	22
18.14	11.72	8,217,432	0.48	2.38	0.49	23
17.10	10.49	5,314,382	0.49	2.08	0.50	20
15.92	14.95	2,821,798	0.50	2.13	0.50	14

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	123

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Equity Premium Income Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$15.23	$0.57	$0.71	$1.28	$(0.55)
Year Ended June 30, 2021	12.96	1.26	2.40	3.66	(1.39)
Year Ended June 30, 2020	14.92	1.88	(2.42)	(0.54)	(1.42)
August 31, 2018 (f) through June 30, 2019	15.00	0.95	(0.11)	0.84	(0.92)

Class C
Six Months Ended December 31, 2021 (Unaudited)	15.23	0.53	0.71	1.24	(0.51)
Year Ended June 30, 2021	12.96	1.15	2.44	3.59	(1.32)
Year Ended June 30, 2020	14.92	1.61	(2.22)	(0.61)	(1.35)
August 31, 2018 (f) through June 30, 2019	15.00	0.85	(0.07)	0.78	(0.86)

Class I
Six Months Ended December 31, 2021 (Unaudited)	15.23	0.59	0.71	1.30	(0.57)
Year Ended June 30, 2021	12.96	1.38	2.32	3.70	(1.43)
Year Ended June 30, 2020	14.92	1.59	(2.10)	(0.51)	(1.45)
August 31, 2018 (f) through June 30, 2019	15.00	0.94	(0.07)	0.87	(0.95)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	15.23	0.58	0.73	1.31	(0.58)
Year Ended June 30, 2021	12.96	1.37	2.35	3.72	(1.45)
Year Ended June 30, 2020	14.92	1.48	(1.96)	(0.48)	(1.48)
August 31, 2018 (f) through June 30, 2019	15.00	0.96	(0.08)	0.88	(0.96)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	15.23	0.59	0.73	1.32	(0.59)
Year Ended June 30, 2021	12.96	1.43	2.30	3.73	(1.46)
Year Ended June 30, 2020	14.92	1.83	(2.30)	(0.47)	(1.49)
August 31, 2018 (f) through June 30, 2019	15.00	0.97	(0.07)	0.90	(0.98)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$15.96	8.60%	$516,483	0.85%		7.30%		0.86%		94%
15.23	29.67	174,085	0.85		8.61		0.91		217
12.96	(3.78)	12,904	0.85		14.21		1.11		236
14.92	5.95	125	0.85	(g)	7.90	(g)	1.80	(g)	43

15.96	8.33	454,267	1.35		6.80		1.36		94
15.23	29.03	158,340	1.34		7.76		1.40		217
12.96	(4.26)	4,710	1.35		11.77		1.61		236
14.92	5.50	21	1.35	(g)	7.14	(g)	2.26	(g)	43

15.96	8.74	1,115,036	0.60		7.48		0.62		94
15.23	29.97	519,976	0.60		9.62		0.69		217
12.96	(3.57)	173,409	0.60		11.40		0.91		236
14.92	6.15	54,045	0.60	(g)	7.89	(g)	1.13	(g)	43

15.96	8.82	76	0.45		7.43		0.50		94
15.23	30.16	88	0.45		9.54		0.56		217
12.96	(3.43)	21	0.45		10.37		0.83		236
14.92	6.28	21	0.45	(g)	8.04	(g)	1.36	(g)	43

15.96	8.87	56,083	0.35		7.60		0.37		94
15.23	30.29	48,315	0.35		9.99		0.44		217
12.96	(3.33)	686	0.35		13.60		0.59		236
14.92	6.37	21	0.35	(g)	8.14	(g)	1.26	(g)	43

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	125

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Hedged Equity Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$25.90	$0.06		$1.00	$1.06	$(0.08)
Year Ended June 30, 2021	21.83	0.15		4.11	4.26	(0.19)
Year Ended June 30, 2020	20.23	0.28		1.51	1.79	(0.19)
Year Ended June 30, 2019	19.43	0.20		0.79	0.99	(0.19)
Year Ended June 30, 2018	18.24	0.18		1.15	1.33	(0.14)
Year Ended June 30, 2017	16.23	0.19		2.01	2.20	(0.19)

Class C
Six Months Ended December 31, 2021 (Unaudited)	25.72	—	(f)	0.98	0.98	(0.01)
Year Ended June 30, 2021	21.70	0.03		4.07	4.10	(0.08)
Year Ended June 30, 2020	20.10	0.17		1.52	1.69	(0.09)
Year Ended June 30, 2019	19.33	0.11		0.77	0.88	(0.11)
Year Ended June 30, 2018	18.16	0.08		1.15	1.23	(0.06)
Year Ended June 30, 2017	16.17	0.10		2.01	2.11	(0.12)

Class I
Six Months Ended December 31, 2021 (Unaudited)	25.98	0.10		0.99	1.09	(0.11)
Year Ended June 30, 2021	21.90	0.21		4.11	4.32	(0.24)
Year Ended June 30, 2020	20.28	0.33		1.53	1.86	(0.24)
Year Ended June 30, 2019	19.47	0.26		0.78	1.04	(0.23)
Year Ended June 30, 2018	18.27	0.23		1.16	1.39	(0.19)
Year Ended June 30, 2017	16.26	0.23		2.01	2.24	(0.23)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	26.02	0.12		1.00	1.12	(0.13)
Year Ended June 30, 2021	21.93	0.25		4.11	4.36	(0.27)
Year Ended June 30, 2020	20.32	0.36		1.52	1.88	(0.27)
Year Ended June 30, 2019	19.50	0.29		0.79	1.08	(0.26)
Year Ended June 30, 2018	18.30	0.26		1.16	1.42	(0.22)
Year Ended June 30, 2017	16.28	0.26		2.02	2.28	(0.26)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	26.04	0.13		0.99	1.12	(0.14)
Year Ended June 30, 2021	21.95	0.28		4.11	4.39	(0.30)
Year Ended June 30, 2020	20.32	0.39		1.53	1.92	(0.29)
Year Ended June 30, 2019	19.49	0.31		0.79	1.10	(0.27)
Year Ended June 30, 2018	18.29	0.27		1.16	1.43	(0.23)
Year Ended June 30, 2017	16.28	0.25		2.03	2.28	(0.27)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$26.88	4.08%	$1,913,441	0.83%	0.48%	0.83%	16%
25.90	19.58	1,778,457	0.83	0.61	0.84	39
21.83	8.89	473,314	0.85	1.35	0.86	68
20.23	5.12	296,242	0.85	1.02	0.87	48
19.43	7.33	277,898	0.84	0.92	0.87	44
18.24	13.60	133,789	0.84	1.06	1.05	31

26.69	3.82	515,143	1.33	(0.02)	1.33	16
25.72	18.93	502,120	1.33	0.14	1.33	39
21.70	8.40	246,741	1.35	0.84	1.36	68
20.10	4.60	158,602	1.35	0.55	1.37	48
19.33	6.79	81,030	1.34	0.42	1.38	44
18.16	13.07	29,168	1.34	0.55	1.45	31

26.96	4.20	15,257,745	0.58	0.73	0.58	16
25.98	19.83	14,416,679	0.58	0.89	0.58	39
21.90	9.21	7,167,488	0.59	1.59	0.60	68
20.28	5.39	4,214,453	0.60	1.30	0.61	48
19.47	7.63	1,947,444	0.59	1.17	0.62	44
18.27	13.86	597,013	0.59	1.30	0.69	31

27.01	4.31	6,393	0.43	0.88	0.43	16
26.02	20.01	6,024	0.44	1.03	0.45	39
21.93	9.30	2,964	0.45	1.74	0.59	68
20.32	5.57	1,893	0.45	1.46	0.95	48
19.50	7.81	123	0.39	1.37	0.67	44
18.30	14.10	37	0.40	1.51	1.08	31

27.02	4.32	1,863,086	0.33	0.98	0.33	16
26.04	20.11	1,591,643	0.33	1.14	0.34	39
21.95	9.50	851,085	0.35	1.87	0.35	68
20.32	5.69	384,616	0.35	1.56	0.37	48
19.49	7.87	121,897	0.34	1.42	0.42	44
18.29	14.09	3,289	0.34	1.41	0.42	31

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	127

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Hedged Equity 2 Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$15.97	$0.04		$1.10	$1.14	$(0.04)
February 26, 2021 (f) through June 30, 2021	15.00	0.03		0.95	0.98	(0.01)

Class C
Six Months Ended December 31, 2021 (Unaudited)	15.95	—	(h)	1.10	1.10	— (h)
February 26, 2021 (f) through June 30, 2021	15.00	—	(h)	0.95	0.95	— (h)

Class I
Six Months Ended December 31, 2021 (Unaudited)	15.98	0.06		1.10	1.16	(0.05)
February 26, 2021 (f) through June 30, 2021	15.00	0.04		0.96	1.00	(0.02)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	15.98	0.07		1.11	1.18	(0.06)
February 26, 2021 (f) through June 30, 2021	15.00	0.05		0.95	1.00	(0.02)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	15.99	0.08		1.11	1.19	(0.07)
February 26, 2021 (f) through June 30, 2021	15.00	0.05		0.96	1.01	(0.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$17.07	7.13%	$233,103	0.85%		0.48%		0.86%		13%
15.97	6.54	52,880	0.85	(g)	0.57	(g)	0.92	(g)	6

17.05	6.92	180,578	1.35		(0.04)		1.36		13
15.95	6.36	57,423	1.35	(g)	0.05	(g)	1.43	(g)	6

17.09	7.29	2,970,051	0.60		0.71		0.61		13
15.98	6.63	1,018,781	0.60	(g)	0.80	(g)	0.70	(g)	6

17.10	7.41	582	0.45		0.83		0.46		13
15.98	6.66	536	0.45	(g)	0.99	(g)	0.88	(g)	6

17.11	7.46	508,914	0.35		0.94		0.36		13
15.99	6.75	262,248	0.35	(g)	1.04	(g)	0.43	(g)	6

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	129

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Hedged Equity 3 Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$15.96	$0.04		$0.91	$0.95	$(0.03)
February 26, 2021 (f) through June 30, 2021	15.00	0.03		0.95	0.98	(0.02)

Class C
Six Months Ended December 31, 2021 (Unaudited)	15.95	—	(h)	0.91	0.91	(0.01)
February 26, 2021 (f) through June 30, 2021	15.00	—	(h)	0.96	0.96	(0.01)

Class I
Six Months Ended December 31, 2021 (Unaudited)	15.98	0.06		0.92	0.98	(0.05)
February 26, 2021 (f) through June 30, 2021	15.00	0.04		0.96	1.00	(0.02)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	15.98	0.07		0.92	0.99	(0.05)
February 26, 2021 (f) through June 30, 2021	15.00	0.05		0.95	1.00	(0.02)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	15.98	0.08		0.92	1.00	(0.06)
February 26, 2021 (f) through June 30, 2021	15.00	0.06		0.94	1.00	(0.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$16.88	5.97%	$94,246	0.85%		0.47%		0.86%		12%
15.96	6.50	21,446	0.85	(g)	0.60	(g)	1.00	(g)	7

16.85	5.68	78,261	1.35		(0.03)		1.36		12
15.95	6.37	19,229	1.35	(g)	0.09	(g)	1.51	(g)	7

16.91	6.12	1,730,595	0.60		0.71		0.62		12
15.98	6.64	524,074	0.60	(g)	0.81	(g)	0.80	(g)	7

16.92	6.23	20	0.45		0.82		0.50		12
15.98	6.64	21	0.45	(g)	0.96	(g)	3.22	(g)	7

16.92	6.29	413,958	0.35		0.94		0.35		12
15.98	6.68	1,796	0.35	(g)	1.10	(g)	0.64	(g)	7

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	131

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Growth Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$64.22	$(0.13)	$5.51	$5.38	$—	$(9.24)	$(9.24)
Year Ended June 30, 2021	48.04	(0.27)	19.59	19.32	—	(3.14)	(3.14)
Year Ended June 30, 2020	41.87	(0.01)	11.39	11.38	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.44	(0.09)	4.80	4.71	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.23	(0.10)	9.92	9.82	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.93	(0.07)	8.51	8.44	—	(3.14)	(3.14)

Class C
Six Months Ended December 31, 2021 (Unaudited)	46.21	(0.21)	3.93	3.72	—	(9.24)	(9.24)
Year Ended June 30, 2021	35.43	(0.41)	14.33	13.92	—	(3.14)	(3.14)
Year Ended June 30, 2020	32.33	(0.17)	8.48	8.31	—	(5.21)	(5.21)
Year Ended June 30, 2019	34.20	(0.23)	3.64	3.41	—	(5.28)	(5.28)
Year Ended June 30, 2018	31.95	(0.25)	8.11	7.86	—	(5.61)	(5.61)
Year Ended June 30, 2017	28.15	(0.20)	7.14	6.94	—	(3.14)	(3.14)

Class I
Six Months Ended December 31, 2021 (Unaudited)	65.59	(0.05)	5.63	5.58	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.91	(0.12)	19.97	19.85	(0.03)	(3.14)	(3.17)
Year Ended June 30, 2020	42.46	0.09	11.59	11.68	(0.02)	(5.21)	(5.23)
Year Ended June 30, 2019	42.86	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	(0.01)	10.01	10.00	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.08	(0.02)	8.55	8.53	—	(3.14)	(3.14)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	61.05	(0.20)	5.23	5.03	—	(9.24)	(9.24)
Year Ended June 30, 2021	45.90	(0.39)	18.68	18.29	—	(3.14)	(3.14)
Year Ended June 30, 2020	40.32	(0.11)	10.90	10.79	—	(5.21)	(5.21)
Year Ended June 30, 2019	41.17	(0.18)	4.61	4.43	—	(5.28)	(5.28)
Year Ended June 30, 2018	37.33	(0.20)	9.65	9.45	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.31	(0.16)	8.32	8.16	—	(3.14)	(3.14)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	64.64	(0.13)	5.54	5.41	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.34	(0.27)	19.72	19.45	(0.01)	(3.14)	(3.15)
Year Ended June 30, 2020	42.10	(0.01)	11.46	11.45	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.64	(0.08)	4.82	4.74	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.39	(0.08)	9.94	9.86	—	(5.61)	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	(0.06)	7.62	7.56	—	(3.14)	(3.14)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	65.47	(0.05)	5.62	5.57	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.84	(0.12)	19.94	19.82	(0.05)	(3.14)	(3.19)
Year Ended June 30, 2020	42.45	0.08	11.58	11.66	(0.06)	(5.21)	(5.27)
Year Ended June 30, 2019	42.85	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	0.01	9.98	9.99	—	(5.61)	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	0.04	7.60	7.64	—	(3.14)	(3.14)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	67.49	— (g)	5.81	5.81	—	(9.24)	(9.24)
Year Ended June 30, 2021	50.20	(0.04)	20.52	20.48	(0.05)	(3.14)	(3.19)
Year Ended June 30, 2020	43.44	0.16	11.88	12.04	(0.07)	(5.21)	(5.28)
Year Ended June 30, 2019	43.65	0.07	5.00	5.07	—	(5.28)	(5.28)
Year Ended June 30, 2018	39.04	0.06	10.16	10.22	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.46	0.05	8.67	8.72	—	(3.14)	(3.14)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	68.18	0.04	5.86	5.90	—	(9.24)	(9.24)
Year Ended June 30, 2021	50.66	0.03	20.71	20.74	(0.08)	(3.14)	(3.22)
Year Ended June 30, 2020	43.78	0.21	11.99	12.20	(0.11)	(5.21)	(5.32)
Year Ended June 30, 2019	43.95	0.11	5.03	5.14	(0.03)	(5.28)	(5.31)
Year Ended June 30, 2018	39.23	0.10	10.23	10.33	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.58	0.09	8.70	8.79	—	(3.14)	(3.14)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$60.36	8.52%	$5,267,927	0.94%	(0.39)%	1.01%	21%
64.22	41.00	4,970,767	0.93	(0.46)	1.02	58
48.04	30.09	3,280,463	0.94	(0.03)	1.04	47
41.87	13.67	2,466,910	0.93	(0.23)	1.10	50
42.44	28.45	2,481,816	0.97	(0.25)	1.11	24
38.23	27.50	2,462,957	1.05	(0.19)	1.25	22

40.69	8.24	829,593	1.44	(0.89)	1.51	21
46.21	40.32	780,132	1.43	(0.96)	1.51	58
35.43	29.42	701,820	1.44	(0.53)	1.54	47
32.33	13.11	518,116	1.43	(0.73)	1.59	50
34.20	27.83	534,199	1.47	(0.75)	1.60	24
31.95	26.79	487,702	1.55	(0.69)	1.67	22

61.93	8.65	11,651,360	0.69	(0.14)	0.75	21
65.59	41.37	10,983,173	0.68	(0.21)	0.76	58
48.91	30.40	7,058,308	0.69	0.22	0.78	47
42.46	13.95	4,691,515	0.68	0.02	0.84	50
42.86	28.77	4,413,908	0.74	(0.03)	0.85	24
38.47	27.65	4,771,428	0.89	(0.05)	0.90	22

56.84	8.39	137,088	1.19	(0.64)	1.26	21
61.05	40.65	129,541	1.18	(0.71)	1.26	58
45.90	29.76	118,628	1.19	(0.27)	1.29	47
40.32	13.39	138,030	1.18	(0.47)	1.34	50
41.17	28.11	156,775	1.24	(0.52)	1.35	24
37.33	27.14	147,902	1.31	(0.46)	1.47	22

60.81	8.51	294,369	0.94	(0.39)	1.00	21
64.64	41.01	264,318	0.93	(0.45)	1.01	58
48.34	30.09	90,107	0.94	(0.02)	1.03	47
42.10	13.68	45,376	0.93	(0.21)	1.08	50
42.64	28.43	6,865	0.96	(0.21)	1.10	24
38.39	24.05	992	1.12	(0.20)	1.20	22

61.80	8.65	245,696	0.69	(0.14)	0.75	21
65.47	41.37	204,814	0.68	(0.20)	0.76	58
48.84	30.40	64,792	0.69	0.19	0.78	47
42.45	13.96	10,740	0.68	0.02	0.83	50
42.85	28.74	5,930	0.73	0.02	0.85	24
38.47	24.31	440	0.89	0.12	1.07	22

64.06	8.75	931,637	0.54	0.01	0.60	21
67.49	41.57	956,386	0.53	(0.06)	0.61	58
50.20	30.59	781,380	0.54	0.38	0.63	47
43.44	14.15	702,536	0.53	0.17	0.69	50
43.65	28.93	788,766	0.59	0.14	0.70	24
39.04	27.92	799,190	0.70	0.15	0.72	22

64.84	8.79	21,447,424	0.44	0.11	0.50	21
68.18	41.70	19,127,249	0.43	0.04	0.51	58
50.66	30.75	11,169,668	0.44	0.47	0.53	47
43.78	14.23	7,339,387	0.43	0.27	0.58	50
43.95	29.08	5,962,328	0.48	0.24	0.60	24
39.23	28.03	3,606,093	0.60	0.25	0.60	22

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	133

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$20.48	$0.08	$0.24	$0.32	$(0.10)	$(1.38)	$(1.48)
Year Ended June 30, 2021	12.72	0.11	7.73	7.84	(0.08)	—	(0.08)
Year Ended June 30, 2020	14.11	0.18	(1.40)	(1.22)	(0.17)	—	(0.17)
Year Ended June 30, 2019	15.11	0.17	(0.09)	0.08	(0.17)	(0.91)	(1.08)
Year Ended June 30, 2018	15.48	0.15	0.89	1.04	(0.13)	(1.28)	(1.41)
Year Ended June 30, 2017	12.71	0.15	3.42	3.57	(0.14)	(0.66)	(0.80)

Class C
Six Months Ended December 31, 2021 (Unaudited)	19.55	0.03	0.22	0.25	(0.05)	(1.38)	(1.43)
Year Ended June 30, 2021	12.17	0.02	7.39	7.41	(0.03)	—	(0.03)
Year Ended June 30, 2020	13.49	0.11	(1.32)	(1.21)	(0.11)	—	(0.11)
Year Ended June 30, 2019	14.51	0.10	(0.10)	— (f)	(0.11)	(0.91)	(1.02)
Year Ended June 30, 2018	14.93	0.06	0.86	0.92	(0.06)	(1.28)	(1.34)
Year Ended June 30, 2017	12.30	0.07	3.30	3.37	(0.08)	(0.66)	(0.74)

Class I
Six Months Ended December 31, 2021 (Unaudited)	20.10	0.10	0.22	0.32	(0.12)	(1.38)	(1.50)
Year Ended June 30, 2021	12.49	0.15	7.59	7.74	(0.13)	—	(0.13)
Year Ended June 30, 2020	13.85	0.21	(1.36)	(1.15)	(0.21)	—	(0.21)
Year Ended June 30, 2019	14.85	0.20	(0.09)	0.11	(0.20)	(0.91)	(1.11)
Year Ended June 30, 2018	15.24	0.18	0.87	1.05	(0.16)	(1.28)	(1.44)
Year Ended June 30, 2017	12.53	0.17	3.37	3.54	(0.17)	(0.66)	(0.83)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	20.30	0.06	0.22	0.28	(0.08)	(1.38)	(1.46)
Year Ended June 30, 2021	12.61	0.06	7.67	7.73	(0.04)	—	(0.04)
Year Ended June 30, 2020	13.98	0.15	(1.38)	(1.23)	(0.14)	—	(0.14)
Year Ended June 30, 2019	14.99	0.14	(0.10)	0.04	(0.14)	(0.91)	(1.05)
Year Ended June 30, 2018	15.39	0.11	0.86	0.97	(0.09)	(1.28)	(1.37)
Year Ended June 30, 2017	12.64	0.10	3.41	3.51	(0.10)	(0.66)	(0.76)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	20.09	0.08	0.23	0.31	(0.14)	(1.38)	(1.52)
Year Ended June 30, 2021	12.48	0.10	7.59	7.69	(0.08)	—	(0.08)
Year Ended June 30, 2020	13.84	0.18	(1.36)	(1.18)	(0.18)	—	(0.18)
October 1, 2018 (g) through June 30, 2019	15.63	0.13	(0.88)	(0.75)	(0.13)	(0.91)	(1.04)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	20.50	0.11	0.24	0.35	(0.13)	(1.38)	(1.51)
Year Ended June 30, 2021	12.73	0.12	7.77	7.89	(0.12)	—	(0.12)
Year Ended June 30, 2020	14.11	0.22	(1.39)	(1.17)	(0.21)	—	(0.21)
October 1, 2018 (g) through June 30, 2019	15.90	0.16	(0.89)	(0.73)	(0.15)	(0.91)	(1.06)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	20.32	0.12	0.23	0.35	(0.14)	(1.38)	(1.52)
Year Ended June 30, 2021	12.62	0.17	7.68	7.85	(0.15)	—	(0.15)
Year Ended June 30, 2020	14.00	0.24	(1.39)	(1.15)	(0.23)	—	(0.23)
Year Ended June 30, 2019	14.99	0.23	(0.09)	0.14	(0.22)	(0.91)	(1.13)
Year Ended June 30, 2018	15.37	0.21	0.88	1.09	(0.19)	(1.28)	(1.47)
Year Ended June 30, 2017	12.63	0.20	3.39	3.59	(0.19)	(0.66)	(0.85)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	20.18	0.13	0.22	0.35	(0.15)	(1.38)	(1.53)
Year Ended June 30, 2021	12.53	0.19	7.63	7.82	(0.17)	—	(0.17)
Year Ended June 30, 2020	13.90	0.25	(1.37)	(1.12)	(0.25)	—	(0.25)
Year Ended June 30, 2019	14.90	0.24	(0.10)	0.14	(0.23)	(0.91)	(1.14)
Year Ended June 30, 2018	15.28	0.22	0.88	1.10	(0.20)	(1.28)	(1.48)
Year Ended June 30, 2017	12.56	0.20	3.38	3.58	(0.20)	(0.66)	(0.86)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$19.32	1.88%	$212,700	0.93%	0.81%	1.01%	44%
20.48	61.86	218,302	0.93	0.62	1.04	93
12.72	(8.66)	119,402	0.93	1.33	1.04	177
14.11	1.07	153,809	0.93	1.19	1.04	162
15.11	6.52	236,470	0.93	0.92	1.04	130
15.48	28.47	215,017	0.92	1.01	1.08	145

18.37	1.62	62,881	1.44	0.31	1.50	44
19.55	60.96	62,488	1.43	0.11	1.50	93
12.17	(9.04)	33,769	1.44	0.81	1.52	177
13.49	0.57	55,009	1.44	0.70	1.52	162
14.51	5.94	69,445	1.44	0.42	1.52	130
14.93	27.72	48,028	1.44	0.50	1.57	145

18.92	1.94	1,262,516	0.69	1.06	0.76	44
20.10	62.22	1,418,653	0.69	0.84	0.76	93
12.49	(8.35)	262,414	0.69	1.57	0.76	177
13.85	1.31	301,663	0.69	1.44	0.77	162
14.85	6.74	378,058	0.70	1.19	0.77	130
15.24	28.61	161,494	0.79	1.15	0.80	145

19.12	1.68	11,922	1.19	0.56	1.27	44
20.30	61.40	11,175	1.18	0.38	1.27	93
12.61	(8.83)	17,777	1.19	1.09	1.28	177
13.98	0.83	21,489	1.19	0.97	1.29	162
14.99	6.14	17,046	1.21	0.68	1.30	130
15.39	28.11	6,775	1.23	0.71	1.43	145

18.88	1.86	6,182	0.94	0.80	1.00	44
20.09	61.83	16	0.94	0.63	1.04	93
12.48	(8.59)	18	0.94	1.36	2.24	177
13.84	(4.25)	19	0.94	1.28	1.17	162

19.34	2.02	191	0.69	1.06	0.76	44
20.50	62.16	135	0.69	0.87	0.76	93
12.73	(8.34)	11,823	0.69	1.60	0.76	177
14.11	(4.05)	14,545	0.68	1.51	0.77	162

19.15	2.04	24,769	0.54	1.21	0.60	44
20.32	62.47	24,668	0.54	1.02	0.61	93
12.62	(8.26)	18,535	0.54	1.72	0.62	177
14.00	1.50	30,522	0.54	1.61	0.63	162
14.99	6.90	23,166	0.55	1.33	0.63	130
15.37	28.82	10,218	0.59	1.35	0.62	145

19.00	2.06	1,532,011	0.44	1.29	0.49	44
20.18	62.68	2,606,033	0.44	1.10	0.50	93
12.53	(8.14)	796,259	0.44	1.86	0.51	177
13.90	1.52	834,072	0.44	1.70	0.52	162
14.90	7.04	928,167	0.46	1.41	0.52	130
15.28	28.90	610,732	0.51	1.43	0.52	145

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	135

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)
Class A
Six Months Ended December 31, 2021 (Unaudited)	$36.38	$0.23		$2.60	$2.83	$(0.23)	$(8.75)	$(8.98)
Year Ended June 30, 2021	25.83	0.42		11.10	11.52	(0.64)	(0.33)	(0.97)
Year Ended June 30, 2020	31.42	0.55	(f)	(3.38)	(2.83)	(0.63)	(2.13)	(2.76)
Year Ended June 30, 2019	34.53	0.49		0.55	1.04	(0.51)	(3.64)	(4.15)
Year Ended June 30, 2018	35.54	0.53		4.10	4.63	(0.55)	(5.09)	(5.64)
Year Ended June 30, 2017	31.20	0.47		4.66	5.13	(0.52)	(0.27)	(0.79)

Class C
Six Months Ended December 31, 2021 (Unaudited)	35.72	0.13		2.54	2.67	(0.14)	(8.75)	(8.89)
Year Ended June 30, 2021	25.36	0.28		10.90	11.18	(0.49)	(0.33)	(0.82)
Year Ended June 30, 2020	30.90	0.40	(f)	(3.33)	(2.93)	(0.48)	(2.13)	(2.61)
Year Ended June 30, 2019	34.06	0.32		0.54	0.86	(0.38)	(3.64)	(4.02)
Year Ended June 30, 2018	35.14	0.35		4.05	4.40	(0.39)	(5.09)	(5.48)
Year Ended June 30, 2017	30.87	0.30		4.60	4.90	(0.36)	(0.27)	(0.63)

Class I
Six Months Ended December 31, 2021 (Unaudited)	36.72	0.27		2.63	2.90	(0.27)	(8.75)	(9.02)
Year Ended June 30, 2021	25.79	0.50		11.48	11.98	(0.72)	(0.33)	(1.05)
Year Ended June 30, 2020	31.62	0.62	(f)	(3.66)	(3.04)	(0.66)	(2.13)	(2.79)
Year Ended June 30, 2019	34.71	0.57		0.55	1.12	(0.57)	(3.64)	(4.21)
Year Ended June 30, 2018	35.69	0.62		4.11	4.73	(0.62)	(5.09)	(5.71)
Year Ended June 30, 2017	31.34	0.53		4.67	5.20	(0.58)	(0.27)	(0.85)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	35.99	0.16		2.57	2.73	(0.17)	(8.75)	(8.92)
Year Ended June 30, 2021	25.55	0.33		11.01	11.34	(0.57)	(0.33)	(0.90)
Year Ended June 30, 2020	31.12	0.47	(f)	(3.35)	(2.88)	(0.56)	(2.13)	(2.69)
Year Ended June 30, 2019	34.26	0.40		0.54	0.94	(0.44)	(3.64)	(4.08)
Year Ended June 30, 2018	35.33	0.46		4.03	4.49	(0.47)	(5.09)	(5.56)
Year Ended June 30, 2017	31.04	0.38		4.62	5.00	(0.44)	(0.27)	(0.71)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	36.78	0.28		2.64	2.92	(0.28)	(8.75)	(9.03)
Year Ended June 30, 2021	25.66	0.59		11.63	12.22	(0.77)	(0.33)	(1.10)
Year Ended June 30, 2020	31.73	0.67	(f)	(3.87)	(3.20)	(0.74)	(2.13)	(2.87)
Year Ended June 30, 2019	34.80	0.62		0.56	1.18	(0.61)	(3.64)	(4.25)
Year Ended June 30, 2018	35.78	0.66		4.13	4.79	(0.68)	(5.09)	(5.77)
Year Ended June 30, 2017	31.42	0.59		4.69	5.28	(0.65)	(0.27)	(0.92)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	36.78	0.31		2.62	2.93	(0.29)	(8.75)	(9.04)
Year Ended June 30, 2021	26.06	0.57		11.28	11.85	(0.80)	(0.33)	(1.13)
Year Ended June 30, 2020	31.74	0.70	(f)	(3.47)	(2.77)	(0.78)	(2.13)	(2.91)
Year Ended June 30, 2019	34.80	0.65		0.57	1.22	(0.64)	(3.64)	(4.28)
Year Ended June 30, 2018	35.78	0.69		4.13	4.82	(0.71)	(5.09)	(5.80)
Year Ended June 30, 2017	31.42	0.61		4.69	5.30	(0.67)	(0.27)	(0.94)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.46, $0.30, $0.53, $0.38, $0.57 and $0.60 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 1.56%, 1.05%, 1.70%, 1.30%, 1.85% and 2.04% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$30.23	8.43%	$60,402	0.73%	1.23%		0.97%	47%
36.38	45.65	61,187	0.83	1.37		0.99	72
25.83	(9.96)	49,876	0.83	1.88	(f)	0.95	79
31.42	4.08	72,888	0.82	1.49		1.01	88
34.53	13.39	86,400	0.83	1.48		1.02	68
35.54	16.55	95,891	0.83	1.41		1.16	81

29.50	8.12	10,260	1.23	0.73		1.48	47
35.72	45.02	11,211	1.33	0.91		1.50	72
25.36	(10.46)	11,038	1.33	1.37	(f)	1.46	79
30.90	3.57	19,139	1.32	0.99		1.52	88
34.06	12.84	23,686	1.33	1.00		1.53	68
35.14	15.97	35,999	1.32	0.89		1.59	81

30.60	8.55	124,275	0.49	1.47		0.72	47
36.72	47.54	127,530	0.59	1.62		0.74	72
25.79	(10.69)	113,316	0.59	2.01	(f)	0.68	79
31.62	4.33	698,989	0.58	1.74		0.76	88
34.71	13.65	772,556	0.62	1.71		0.76	68
35.69	16.72	886,602	0.68	1.56		0.90	81

29.80	8.23	2,978	1.09	0.87		1.41	47
35.99	45.36	3,000	1.09	1.08		1.34	72
25.55	(10.24)	2,664	1.09	1.62	(f)	1.30	79
31.12	3.81	4,438	1.08	1.22		1.62	88
34.26	13.04	5,781	1.12	1.28		1.52	68
35.33	16.24	19,693	1.10	1.12		1.59	81

30.67	8.59	4,479	0.44	1.53		0.58	47
36.78	48.74	4,053	0.44	1.91		0.59	72
25.66	(11.16)	4,269	0.44	2.16	(f)	0.55	79
31.73	4.50	48,910	0.43	1.89		0.61	88
34.80	13.80	90,714	0.45	1.82		0.62	68
35.78	16.97	86,134	0.48	1.73		0.61	81

30.67	8.63	44,058	0.34	1.65		0.47	47
36.78	46.60	69,298	0.34	1.82		0.49	72
26.06	(9.68)	74,603	0.34	2.37	(f)	0.44	79
31.74	4.63	133,014	0.33	1.99		0.51	88
34.80	13.90	118,726	0.37	1.90		0.52	68
35.78	17.03	108,525	0.43	1.79		0.52	81

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	137

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$21.51	$0.03	$2.70	$2.73	$(0.03)	$(2.23)	$(2.26)
Year Ended June 30, 2021	16.22	0.09	6.39	6.48	(0.08)	(1.11)	(1.19)
Year Ended June 30, 2020	15.86	0.11	1.82	1.93	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.48	0.12	1.17	1.29	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.80	0.11	1.94	2.05	(0.11)	(1.26)	(1.37)
Year Ended June 30, 2017	13.76	0.11	2.57	2.68	(0.11)	(0.53)	(0.64)

Class C
Six Months Ended December 31, 2021 (Unaudited)	20.61	(0.03)	2.59	2.56	—	(2.23)	(2.23)
Year Ended June 30, 2021	15.60	(0.01)	6.14	6.13	(0.01)	(1.11)	(1.12)
Year Ended June 30, 2020	15.31	0.03	1.75	1.78	(0.03)	(1.46)	(1.49)
Year Ended June 30, 2019	15.99	0.04	1.13	1.17	(0.06)	(1.79)	(1.85)
Year Ended June 30, 2018	15.37	0.03	1.89	1.92	(0.04)	(1.26)	(1.30)
Year Ended June 30, 2017	13.41	0.04	2.49	2.53	(0.04)	(0.53)	(0.57)

Class I
Six Months Ended December 31, 2021 (Unaudited)	21.59	0.06	2.70	2.76	(0.05)	(2.23)	(2.28)
Year Ended June 30, 2021	16.27	0.13	6.43	6.56	(0.13)	(1.11)	(1.24)
Year Ended June 30, 2020	15.91	0.15	1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.51	0.16	1.18	1.34	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.83	0.15	1.94	2.09	(0.15)	(1.26)	(1.41)
Year Ended June 30, 2017	13.79	0.14	2.57	2.71	(0.14)	(0.53)	(0.67)

Class L
Six Months Ended December 31, 2021 (Unaudited)	21.63	0.07	2.72	2.79	(0.07)	(2.23)	(2.30)
Year Ended June 30, 2021	16.30	0.16	6.44	6.60	(0.16)	(1.11)	(1.27)
Year Ended June 30, 2020	15.93	0.17	1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.53	0.18	1.18	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.17	1.94	2.11	(0.17)	(1.26)	(1.43)
Year Ended June 30, 2017	13.80	0.16	2.58	2.74	(0.16)	(0.53)	(0.69)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	21.26	— (f)	2.66	2.66	— (f)	(2.23)	(2.23)
Year Ended June 30, 2021	16.04	0.04	6.33	6.37	(0.04)	(1.11)	(1.15)
Year Ended June 30, 2020	15.70	0.07	1.80	1.87	(0.07)	(1.46)	(1.53)
Year Ended June 30, 2019	16.34	0.08	1.16	1.24	(0.09)	(1.79)	(1.88)
Year Ended June 30, 2018	15.68	0.07	1.92	1.99	(0.07)	(1.26)	(1.33)
Year Ended June 30, 2017	13.66	0.07	2.55	2.62	(0.07)	(0.53)	(0.60)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	21.42	0.03	2.68	2.71	(0.03)	(2.23)	(2.26)
Year Ended June 30, 2021	16.15	0.09	6.38	6.47	(0.09)	(1.11)	(1.20)
Year Ended June 30, 2020	15.80	0.11	1.81	1.92	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.43	0.12	1.16	1.28	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.76	0.11	1.93	2.04	(0.11)	(1.26)	(1.37)
September 9, 2016 (g) through June 30, 2017	14.11	0.08	2.24	2.32	(0.14)	(0.53)	(0.67)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	21.55	0.06	2.70	2.76	(0.05)	(2.23)	(2.28)
Year Ended June 30, 2021	16.25	0.13	6.41	6.54	(0.13)	(1.11)	(1.24)
Year Ended June 30, 2020	15.89	0.15	1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.50	0.17	1.16	1.33	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.82	0.16	1.93	2.09	(0.15)	(1.26)	(1.41)
September 9, 2016 (g) through June 30, 2017	14.15	0.13	2.22	2.35	(0.15)	(0.53)	(0.68)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	21.64	0.07	2.72	2.79	(0.07)	(2.23)	(2.30)
Year Ended June 30, 2021	16.31	0.16	6.44	6.60	(0.16)	(1.11)	(1.27)
Year Ended June 30, 2020	15.94	0.17	1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.54	0.19	1.17	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.18	1.95	2.13	(0.18)	(1.26)	(1.44)
Year Ended June 30, 2017	13.81	0.17	2.57	2.74	(0.17)	(0.53)	(0.70)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	21.69	0.08	2.73	2.81	(0.08)	(2.23)	(2.31)
Year Ended June 30, 2021	16.34	0.18	6.46	6.64	(0.18)	(1.11)	(1.29)
Year Ended June 30, 2020	15.97	0.19	1.83	2.02	(0.19)	(1.46)	(1.65)
Year Ended June 30, 2019	16.56	0.20	1.19	1.39	(0.19)	(1.79)	(1.98)
Year Ended June 30, 2018	15.87	0.19	1.95	2.14	(0.19)	(1.26)	(1.45)
Year Ended June 30, 2017	13.82	0.18	2.58	2.76	(0.18)	(0.53)	(0.71)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$21.98	12.84%	$1,919,539	0.94%	0.23%	0.98%	26%
21.51	41.18	1,642,046	0.94	0.46	0.98	60
16.22	12.59	1,869,111	0.94	0.70	0.99	84
15.86	9.18	1,556,392	0.94	0.76	0.99	91
16.48	13.20	1,340,858	0.94	0.69	1.01	97
15.80	19.86	1,371,821	0.94	0.75	1.10	86

20.94	12.58	434,291	1.44	(0.27)	1.47	26
20.61	40.52	367,940	1.44	(0.05)	1.47	60
15.60	12.01	274,741	1.44	0.19	1.49	84
15.31	8.63	289,675	1.44	0.27	1.49	91
15.99	12.66	302,297	1.44	0.19	1.50	97
15.37	19.23	318,369	1.44	0.25	1.55	86

22.07	12.98	2,089,254	0.69	0.48	0.72	26
21.59	41.64	1,731,572	0.69	0.69	0.72	60
16.27	12.82	1,038,998	0.69	0.94	0.73	84
15.91	9.47	1,121,609	0.69	1.03	0.74	91
16.51	13.44	1,521,535	0.71	0.92	0.75	97
15.83	20.05	1,287,300	0.76	0.93	0.81	86

22.12	13.08	2,028,197	0.54	0.63	0.57	26
21.63	41.81	1,907,620	0.54	0.83	0.58	60
16.30	13.03	1,309,531	0.55	1.08	0.59	84
15.93	9.60	1,552,520	0.55	1.16	0.60	91
16.53	13.56	1,679,995	0.57	1.05	0.60	97
15.85	20.27	3,391,256	0.61	1.07	0.67	86

21.69	12.68	283,095	1.19	(0.02)	1.22	26
21.26	40.92	269,266	1.19	0.20	1.22	60
16.04	12.29	216,689	1.19	0.44	1.23	84
15.70	8.89	244,356	1.19	0.52	1.24	91
16.34	12.88	265,675	1.21	0.42	1.25	97
15.68	19.58	260,589	1.20	0.48	1.40	86

21.87	12.80	192,664	0.94	0.23	0.97	26
21.42	41.30	174,770	0.94	0.44	0.97	60
16.15	12.57	117,991	0.94	0.70	0.98	84
15.80	9.14	111,902	0.94	0.79	0.99	91
16.43	13.18	61,413	0.95	0.69	1.00	97
15.76	16.83	25,050	1.00	0.67	1.03	86

22.03	13.00	67,096	0.69	0.48	0.72	26
21.55	41.58	45,443	0.69	0.69	0.72	60
16.25	12.84	21,651	0.69	0.95	0.73	84
15.89	9.44	22,870	0.69	1.08	0.75	91
16.50	13.48	10,531	0.70	0.94	0.75	97
15.82	16.99	1,030	0.75	1.03	0.81	86

22.13	13.07	1,166,317	0.54	0.63	0.57	26
21.64	41.79	1,089,931	0.54	0.84	0.57	60
16.31	13.04	817,671	0.54	1.09	0.58	84
15.94	9.60	842,888	0.54	1.17	0.59	91
16.54	13.66	938,744	0.54	1.08	0.60	97
15.85	20.24	890,105	0.56	1.12	0.62	86

22.19	13.15	14,334,112	0.44	0.73	0.47	26
21.69	41.98	12,615,063	0.44	0.95	0.47	60
16.34	13.13	9,272,379	0.44	1.20	0.48	84
15.97	9.74	8,559,285	0.44	1.27	0.49	91
16.56	13.75	8,937,049	0.46	1.17	0.50	97
15.87	20.37	6,751,473	0.50	1.19	0.50	86

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	139

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. GARP Equity Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$73.40	$(0.01)	$9.31	$9.30	$—	$(14.78)	$(14.78)
Year Ended June 30, 2021	57.64	(0.01)	21.89	21.88	(0.52)	(5.60)	(6.12)
Year Ended June 30, 2020	56.61	0.63 (f)	7.41	8.04	(0.34)	(6.67)	(7.01)
Year Ended June 30, 2019	59.09	0.45	3.01	3.46	(0.30)	(5.64)	(5.94)
Year Ended June 30, 2018	48.60	0.23	10.51	10.74	(0.25)	—	(0.25)
Year Ended June 30, 2017	40.37	0.22	8.27	8.49	(0.26)	—	(0.26)

Class C
Six Months Ended December 31, 2021 (Unaudited)	71.55	(0.20)	9.05	8.85	—	(14.78)	(14.78)
Year Ended June 30, 2021	56.26	(0.32)	21.36	21.04	(0.15)	(5.60)	(5.75)
Year Ended June 30, 2020	55.45	0.35	7.22	7.57	(0.09)	(6.67)	(6.76)
Year Ended June 30, 2019	58.00	0.16	2.97	3.13	(0.04)	(5.64)	(5.68)
Year Ended June 30, 2018	47.72	(0.04)	10.32	10.28	—	—	—
Year Ended June 30, 2017	39.63	— (g)	8.13	8.13	(0.04)	—	(0.04)

Class I
Six Months Ended December 31, 2021 (Unaudited)	75.08	0.09	9.53	9.62	(0.12)	(14.78)	(14.90)
Year Ended June 30, 2021	58.80	0.16	22.37	22.53	(0.65)	(5.60)	(6.25)
Year Ended June 30, 2020	57.60	0.79 (f)	7.54	8.33	(0.46)	(6.67)	(7.13)
Year Ended June 30, 2019	60.04	0.60	3.05	3.65	(0.45)	(5.64)	(6.09)
Year Ended June 30, 2018	49.34	0.38	10.68	11.06	(0.36)	—	(0.36)
Year Ended June 30, 2017	40.99	0.34	8.40	8.74	(0.39)	—	(0.39)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	71.18	(0.10)	9.01	8.91	—	(14.78)	(14.78)
Year Ended June 30, 2021	56.08	(0.17)	21.26	21.09	(0.39)	(5.60)	(5.99)
Year Ended June 30, 2020	55.27	0.48 (f)	7.22	7.70	(0.22)	(6.67)	(6.89)
Year Ended June 30, 2019	57.95	0.30	2.93	3.23	(0.27)	(5.64)	(5.91)
Year Ended June 30, 2018	47.66	0.09	10.31	10.40	(0.11)	—	(0.11)
Year Ended June 30, 2017	39.66	0.11	8.12	8.23	(0.23)	—	(0.23)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	73.80	0.14	9.37	9.51	(0.19)	(14.78)	(14.97)
Year Ended June 30, 2021	57.93	0.26	21.96	22.22	(0.75)	(5.60)	(6.35)
Year Ended June 30, 2020	56.82	0.86 (f)	7.47	8.33	(0.55)	(6.67)	(7.22)
Year Ended June 30, 2019	59.32	0.68	2.99	3.67	(0.53)	(5.64)	(6.17)
Year Ended June 30, 2018	48.76	0.46	10.56	11.02	(0.46)	—	(0.46)
Year Ended June 30, 2017	40.51	0.42	8.29	8.71	(0.46)	—	(0.46)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	73.81	0.18	9.37	9.55	(0.28)	(14.78)	(15.06)
Year Ended June 30, 2021	57.93	0.33	21.96	22.29	(0.81)	(5.60)	(6.41)
Year Ended June 30, 2020	56.81	0.91 (f)	7.49	8.40	(0.61)	(6.67)	(7.28)
Year Ended June 30, 2019	59.32	0.74	2.98	3.72	(0.59)	(5.64)	(6.23)
Year Ended June 30, 2018	48.74	0.51	10.56	11.07	(0.49)	—	(0.49)
Year Ended June 30, 2017	40.50	0.44	8.29	8.73	(0.49)	—	(0.49)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.27, $(0.01), $0.41, $0.13, $0.49 and $0.55 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively,and the net investment income (loss) ratio would have been 0.48%, (0.02)%, 0.73%, 0.23%, 0.88% and 0.99% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$67.92	13.00%	$130,083	0.84%	(0.03)%		0.90%	28%
73.40	40.08	119,893	0.84	(0.01)		0.90	64
57.64	15.11	94,017	0.84	1.15	(f)	0.94	96
56.61	7.06	106,993	0.84	0.79		1.12	95
59.09	22.13	104,167	0.86	0.42		1.11	69
48.60	21.12	90,633	0.92	0.50		1.20	68

65.62	12.70	31,372	1.34	(0.53)		1.40	28
71.55	39.44	30,159	1.34	(0.50)		1.40	64
56.26	14.50	31,216	1.34	0.65	(f)	1.42	96
55.45	6.51	35,931	1.34	0.29		1.61	95
58.00	21.54	37,416	1.36	(0.08)		1.61	69
47.72	20.52	42,811	1.41	0.00	(h)	1.67	68

69.80	13.14	179,611	0.59	0.22		0.65	28
75.08	40.46	164,959	0.59	0.25		0.65	64
58.80	15.38	141,497	0.59	1.40	(f)	0.67	96
57.60	7.33	163,324	0.59	1.04		0.86	95
60.04	22.45	196,798	0.61	0.67		0.86	69
49.34	21.43	183,265	0.68	0.75		0.89	68

65.31	12.85	49,184	1.09	(0.28)		1.21	28
71.18	39.73	45,629	1.09	(0.26)		1.21	64
56.08	14.84	40,305	1.09	0.90	(f)	1.25	96
55.27	6.78	45,086	1.09	0.54		1.49	95
57.95	21.84	40,763	1.10	0.16		1.37	69
47.66	20.82	5,277	1.17	0.26		1.68	68

68.34	13.24	149,622	0.44	0.36		0.50	28
73.80	40.57	166,478	0.44	0.39		0.50	64
57.93	15.63	189,889	0.44	1.55	(f)	0.52	96
56.82	7.48	194,550	0.44	1.19		0.71	95
59.32	22.66	201,539	0.45	0.83		0.71	69
48.76	21.65	192,164	0.48	0.94		0.72	68

68.30	13.29	803,672	0.34	0.47		0.40	28
73.81	40.70	780,470	0.34	0.50		0.40	64
57.93	15.76	617,458	0.34	1.65	(f)	0.42	96
56.81	7.59	602,454	0.34	1.29		0.61	95
59.32	22.78	588,911	0.36	0.92		0.61	69
48.74	21.70	504,973	0.43	0.99		0.61	68

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	141

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$26.84	$(0.06)	$3.29	$3.23	$—	$(6.78)	$(6.78)
Year Ended June 30, 2021	24.58	(0.10)	9.21	9.11	(0.03)	(6.82)	(6.85)
Year Ended June 30, 2020	27.51	0.04	2.65	2.69	(0.03)	(5.59)	(5.62)
Year Ended June 30, 2019	30.10	0.05	1.53	1.58	(0.05)	(4.12)	(4.17)
Year Ended June 30, 2018	30.35	— (i)	3.87	3.87	—	(4.12)	(4.12)
Year Ended June 30, 2017	26.06	— (i)	5.54	5.54	(0.01)	(1.24)	(1.25)

Class C
Six Months Ended December 31, 2021 (Unaudited)	24.01	(0.11)	2.93	2.82	—	(6.78)	(6.78)
Year Ended June 30, 2021	22.67	(0.21)	8.37	8.16	—	(6.82)	(6.82)
Year Ended June 30, 2020	25.88	(0.08)	2.46	2.38	—	(5.59)	(5.59)
Year Ended June 30, 2019	28.65	(0.08)	1.43	1.35	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.21	(0.15)	3.71	3.56	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.23	(0.14)	5.36	5.22	—	(1.24)	(1.24)

Class I
Six Months Ended December 31, 2021 (Unaudited)	27.53	(0.02)	3.38	3.36	—	(6.78)	(6.78)
Year Ended June 30, 2021	25.04	(0.03)	9.41	9.38	(0.07)	(6.82)	(6.89)
Year Ended June 30, 2020	27.94	0.10	2.69	2.79	(0.10)	(5.59)	(5.69)
Year Ended June 30, 2019	30.51	0.13	1.54	1.67	(0.12)	(4.12)	(4.24)
Year Ended June 30, 2018	30.66	0.08	3.92	4.00	(0.03)	(4.12)	(4.15)
Year Ended June 30, 2017	26.32	0.08	5.59	5.67	(0.09)	(1.24)	(1.33)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	25.27	(0.10)	3.09	2.99	—	(6.78)	(6.78)
Year Ended June 30, 2021	23.54	(0.18)	8.74	8.56	(0.01)	(6.82)	(6.83)
Year Ended June 30, 2020	26.62	(0.04)	2.55	2.51	—	(5.59)	(5.59)
Year Ended June 30, 2019	29.31	(0.04)	1.47	1.43	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.74	(0.09)	3.78	3.69	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.61	(0.07)	5.44	5.37	—	(1.24)	(1.24)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	27.78	(0.02)	3.42	3.40	—	(6.78)	(6.78)
Year Ended June 30, 2021	25.20	(0.02)	9.49	9.47	(0.07)	(6.82)	(6.89)
Year Ended June 30, 2020	28.08	0.11	2.71	2.82	(0.11)	(5.59)	(5.70)
Year Ended June 30, 2019	30.65	0.14	1.55	1.69	(0.14)	(4.12)	(4.26)
Year Ended June 30, 2018	30.81	0.11	3.93	4.04	(0.08)	(4.12)	(4.20)
Year Ended June 30, 2017	26.44	0.13	5.62	5.75	(0.14)	(1.24)	(1.38)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	27.75	— (i)	3.41	3.41	—	(6.78)	(6.78)
Year Ended June 30, 2021	25.18	— (i)	9.47	9.47	(0.08)	(6.82)	(6.90)
Year Ended June 30, 2020	28.07	0.14	2.70	2.84	(0.14)	(5.59)	(5.73)
Year Ended June 30, 2019	30.63	0.17	1.56	1.73	(0.17)	(4.12)	(4.29)
November 1, 2017 (k) through June 30, 2018	32.99	0.09	1.79	1.88	(0.12)	(4.12)	(4.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.11% and 1.25% for the six months ended December 31, 2021, 1.10% and 1.25% for the year ended June 30, 2021, 1.10% and 1.26% for the year ended June 30, 2020, 1.09% and 1.34% for the year ended June 30,2019, 1.15% and 1.40% for the year ended June 30, 2018 and 1.25% and 1.43% for the year ended June 30, 2017, for Class C are 1.60% and 1.75% for the six months ended December 31, 2021, 1.59% and 1.74% for the year ended June 30, 2021, 1.60% and 1.76% for the year ended June 30, 2020, 1.60% and 1.85% for the year ended June 30, 2019, 1.65% and 1.90% for the year ended June 30, 2018 and 1.75% and 1.94% for the year ended June 30, 2017, for Class I are 0.86% and 1.00% for the six months ended December 31, 2021, 0.85% and 0.99% for the year ended June 30, 2021, 0.85% and 1.01% for the year ended June 30, 2020, 0.85% and 1.09% for the year ended June 30, 2019, 0.90% and 1.15% for the year ended June 30, 2018 and 0.98% and 1.16% for the year ended June 30, 2017, for Class R2 are 1.45% and 1.51% for the six months ended December 31, 2021, 1.45% and 1.50% for the year ended June 30, 2021, 1.45% and 1.52% for the year ended June 30, 2020, 1.45% and 1.63% for the year ended June 30, 2019, 1.47% and 1.67% for the year ended June 30, 2018 and 1.50% and 1.76% for the year ended June 30, 2017, for Class R5 are 0.80% and 0.84% for the six months ended December 31, 2021, 0.80% and 0.84% for the year ended June 30, 2021, 0.80% and 0.85% for the year ended June 30, 2020, 0.80% and 0.94% for the year ended June 30, 2019, 0.79% and 1.00% for the year ended June 30, 2018 and 0.80% and 0.96% for the year ended June 30, 2017 and for Class R6 are 0.70% and 0.74% for the six months ended December 31, 2021, 0.70% and 0.74% for the year ended June 30, 2021, 0.70% and 0.75% for the year ended June 30, 2020, 0.70% and 0.85% for the year ended June 30, 2019 and 0.70% and 0.90% for the period ended June 30, 2018, respectively.

(g)	Interest expense on securities sold short is 0.07%.
(h)	Interest expense on securities sold short is 0.16%.
(i)	Amount rounds to less than $0.005.
(j)	Amount rounds to less than 0.005%.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (f)	Portfolio turnover rate (c)	Portfolio turnover rate (including securities sold short) (c)

$23.29	12.52%	$353,418	1.87	%(g)	(0.42)%	2.01%	28%	42%
26.84	42.30	335,206	1.94	(h)	(0.39)	2.09	57	96
24.58	11.66	267,701	1.92		0.19	2.08	85	134
27.51	6.84	678,071	1.91		0.22	2.16	98	148
30.10	13.16	772,656	2.01		0.01	2.26	110	161
30.35	21.64	791,067	2.20		0.00 (j)	2.39	94	131

20.05	12.28	39,493	2.36	(g)	(0.91)	2.51	28	42
24.01	41.55	36,784	2.43	(h)	(0.88)	2.58	57	96
22.67	11.11	59,105	2.42		(0.32)	2.58	85	134
25.88	6.31	108,332	2.42		(0.29)	2.67	98	148
28.65	12.58	158,677	2.50		(0.50)	2.75	110	161
29.21	21.05	201,031	2.70		(0.50)	2.89	94	131

24.11	12.68	1,713,370	1.62	(g)	(0.17)	1.76	28	42
27.53	42.65	1,702,566	1.69	(h)	(0.12)	1.83	57	96
25.04	11.93	2,189,079	1.67		0.40	1.83	85	134
27.94	7.11	4,740,691	1.67		0.46	1.91	98	148
30.51	13.46	6,169,553	1.75		0.27	2.00	110	161
30.66	21.95	8,075,047	1.94		0.27	2.12	94	131

21.48	12.35	6,199	2.21	(g)	(0.76)	2.27	28	42
25.27	41.77	5,838	2.29	(h)	(0.74)	2.34	57	96
23.54	11.32	4,560	2.27		(0.13)	2.34	85	134
26.62	6.45	5,304	2.27		(0.14)	2.45	98	148
29.31	12.81	6,528	2.31		(0.30)	2.52	110	161
29.74	21.33	6,207	2.45		(0.24)	2.71	94	131

24.40	12.72	36,903	1.56	(g)	(0.11)	1.60	28	42
27.78	42.75	34,191	1.64	(h)	(0.08)	1.68	57	96
25.20	11.99	38,447	1.62		0.46	1.67	85	134
28.08	7.14	99,113	1.62		0.51	1.76	98	148
30.65	13.57	126,084	1.65		0.37	1.85	110	161
30.81	22.18	168,526	1.76		0.47	1.92	94	131

24.38	12.77	496,419	1.46	(g)	0.00 (j)	1.50	28	42
27.75	42.86	536,661	1.54	(h)	0.01	1.58	57	96
25.18	12.10	491,414	1.52		0.58	1.57	85	134
28.07	7.30	787,497	1.52		0.59	1.67	98	148
30.63	6.10	1,795,125	1.54		0.44	1.74	110	161

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	143

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$36.46	$0.13	$4.15	$4.28	$(0.14)	$(4.40)	$—	$(4.54)
Year Ended June 30, 2021	26.55	0.27	10.81	11.08	(0.34)	(0.83)	—	(1.17)
Year Ended June 30, 2020	27.38	0.38	1.80	2.18	(0.31)	(2.70)	—	(3.01)
Year Ended June 30, 2019	28.37	0.34	1.96	2.30	(0.36)	(2.93)	—	(3.29)
Year Ended June 30, 2018	25.40	0.31	2.96	3.27	(0.30)	—	—	(0.30)
Year Ended June 30, 2017	21.74	0.28	3.72	4.00	(0.32)	—	(0.02)	(0.34)

Class I
Six Months Ended December 31, 2021 (Unaudited)	36.89	0.18	4.18	4.36	(0.18)	(4.40)	—	(4.58)
Year Ended June 30, 2021	26.85	0.35	10.94	11.29	(0.42)	(0.83)	—	(1.25)
Year Ended June 30, 2020	27.65	0.45	1.83	2.28	(0.38)	(2.70)	—	(3.08)
Year Ended June 30, 2019	28.61	0.41	1.98	2.39	(0.42)	(2.93)	—	(3.35)
Year Ended June 30, 2018	25.62	0.39	2.98	3.37	(0.38)	—	—	(0.38)
Year Ended June 30, 2017	21.92	0.35	3.76	4.11	(0.39)	—	(0.02)	(0.41)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	36.84	0.20	4.17	4.37	(0.20)	(4.40)	—	(4.60)
Year Ended June 30, 2021	26.81	0.38	10.93	11.31	(0.45)	(0.83)	—	(1.28)
Year Ended June 30, 2020	27.62	0.48	1.81	2.29	(0.40)	(2.70)	—	(3.10)
Year Ended June 30, 2019	28.57	0.44	1.98	2.42	(0.44)	(2.93)	—	(3.37)
Year Ended June 30, 2018	25.59	0.41	2.97	3.38	(0.40)	—	—	(0.40)
Year Ended June 30, 2017	21.90	0.38	3.75	4.13	(0.42)	—	(0.02)	(0.44)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$36.20	12.00%	$174,486	0.60%	0.68%	0.84%	15%
36.46	42.55	180,296	0.60	0.85	0.84	35
26.55	9.08	183,005	0.60	1.45	0.85	59
27.38	9.39	207,809	0.60	1.24	0.85	42
28.37	12.92	278,766	0.60	1.13	0.85	45
25.40	18.52	422,719	0.69	1.19	0.96	40

36.67	12.11	777,828	0.35	0.93	0.59	15
36.89	42.92	686,545	0.35	1.09	0.58	35
26.85	9.38	204,193	0.35	1.70	0.59	59
27.65	9.65	232,077	0.35	1.50	0.59	42
28.61	13.19	268,898	0.35	1.39	0.60	45
25.62	18.85	285,141	0.43	1.45	0.69	40

36.61	12.15	5,029,498	0.25	1.04	0.34	15
36.84	43.09	4,185,201	0.25	1.19	0.33	35
26.81	9.47	3,585,672	0.25	1.79	0.34	59
27.62	9.78	4,953,109	0.25	1.60	0.34	42
28.57	13.28	5,712,617	0.25	1.50	0.34	45
25.59	19.00	5,863,138	0.28	1.60	0.34	40

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	145

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Sustainable Leaders Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$59.20	$0.18	$6.88	$7.06	$(0.23)	$(2.21)	$(2.44)
Year Ended June 30, 2021	42.76	0.42	16.81	17.23	(0.30)	(0.49)	(0.79)
Year Ended June 30, 2020	41.85	0.47	3.52	3.99	(0.43)	(2.65)	(3.08)
Year Ended June 30, 2019	41.28	0.50	3.21	3.71	(0.41)	(2.73)	(3.14)
Year Ended June 30, 2018	39.35	0.58	4.05	4.63	(0.48)	(2.22)	(2.70)
Year Ended June 30, 2017	33.20	0.29	6.20	6.49	(0.34)	—	(0.34)

Class C
Six Months Ended December 31, 2021 (Unaudited)	57.87	0.02	6.72	6.74	—	(2.21)	(2.21)
Year Ended June 30, 2021	41.80	0.16	16.43	16.59	(0.03)	(0.49)	(0.52)
Year Ended June 30, 2020	40.98	0.25	3.44	3.69	(0.22)	(2.65)	(2.87)
Year Ended June 30, 2019	40.44	0.29	3.16	3.45	(0.18)	(2.73)	(2.91)
Year Ended June 30, 2018	38.51	0.41	3.92	4.33	(0.18)	(2.22)	(2.40)
Year Ended June 30, 2017	32.48	0.11	6.06	6.17	(0.14)	—	(0.14)

Class I
Six Months Ended December 31, 2021 (Unaudited)	59.71	0.26	6.93	7.19	(0.34)	(2.21)	(2.55)
Year Ended June 30, 2021	43.11	0.55	16.95	17.50	(0.41)	(0.49)	(0.90)
Year Ended June 30, 2020	42.15	0.57	3.56	4.13	(0.52)	(2.65)	(3.17)
Year Ended June 30, 2019	41.56	0.60	3.23	3.83	(0.51)	(2.73)	(3.24)
Year Ended June 30, 2018	39.59	0.66	4.10	4.76	(0.57)	(2.22)	(2.79)
Year Ended June 30, 2017	33.40	0.38	6.25	6.63	(0.44)	—	(0.44)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	59.69	0.28	6.93	7.21	(0.36)	(2.21)	(2.57)
September 30, 2020 (f) through June 30, 2021	46.79	0.43	13.40	13.83	(0.44)	(0.49)	(0.93)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$63.82	12.00%	$37,610	0.64%	0.57%	1.05%	21%
59.20	40.64	24,169	0.64	0.80	1.23	44
42.76	9.57	11,178	0.82	1.12	1.53	99
41.85	9.90	10,828	0.83	1.22	1.73	97
41.28	11.88	9,497	0.90	1.41	1.92	38
39.35	19.64	7,943	1.08	0.80	2.29	53

62.40	11.70	5,257	1.14	0.07	1.56	21
57.87	39.94	3,794	1.13	0.32	1.72	44
41.80	9.03	2,735	1.32	0.62	2.07	99
40.98	9.34	2,949	1.33	0.73	2.22	97
40.44	11.35	3,277	1.42	1.01	2.45	38
38.51	19.02	5,063	1.58	0.30	2.79	53

64.35	12.13	118,558	0.39	0.82	0.80	21
59.71	40.99	62,431	0.39	1.06	0.96	44
43.11	9.86	26,787	0.57	1.37	1.25	99
42.15	10.18	16,908	0.58	1.46	1.45	97
41.56	12.16	9,172	0.64	1.59	1.63	38
39.59	19.95	5,038	0.83	1.04	2.03	53

64.33	12.17	36,677	0.34	0.87	0.55	21
59.69	29.93	25,156	0.34	1.05	0.70	44

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	147

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Value Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$64.61	$0.33	$4.04	$4.37	$(0.40)	$(1.21)	$(1.61)
Year Ended June 30, 2021	45.62	0.64	19.59	20.23	(0.60)	(0.64)	(1.24)
Year Ended June 30, 2020	49.84	0.79	(3.18)	(2.39)	(0.76)	(1.07)	(1.83)
Year Ended June 30, 2019	49.77	0.85	2.21	3.06	(0.85)	(2.14)	(2.99)
Year Ended June 30, 2018	46.85	0.64	4.98	5.62	(0.62)	(2.08)	(2.70)
Year Ended June 30, 2017	42.75	0.57	6.31	6.88	(0.57)	(2.21)	(2.78)

Class C
Six Months Ended December 31, 2021 (Unaudited)	57.32	0.15	3.57	3.72	(0.28)	(1.21)	(1.49)
Year Ended June 30, 2021	40.63	0.32	17.40	17.72	(0.39)	(0.64)	(1.03)
Year Ended June 30, 2020	44.59	0.48	(2.81)	(2.33)	(0.56)	(1.07)	(1.63)
Year Ended June 30, 2019	44.91	0.53	1.98	2.51	(0.69)	(2.14)	(2.83)
Year Ended June 30, 2018	42.54	0.35	4.51	4.86	(0.41)	(2.08)	(2.49)
Year Ended June 30, 2017	39.07	0.31	5.76	6.07	(0.39)	(2.21)	(2.60)

Class I
Six Months Ended December 31, 2021 (Unaudited)	68.55	0.45	4.28	4.73	(0.47)	(1.21)	(1.68)
Year Ended June 30, 2021	48.34	0.83	20.76	21.59	(0.74)	(0.64)	(1.38)
Year Ended June 30, 2020	52.69	0.96	(3.36)	(2.40)	(0.88)	(1.07)	(1.95)
Year Ended June 30, 2019	52.41	1.00	2.36	3.36	(0.94)	(2.14)	(3.08)
Year Ended June 30, 2018	49.21	0.81	5.21	6.02	(0.74)	(2.08)	(2.82)
Year Ended June 30, 2017	44.77	0.72	6.62	7.34	(0.69)	(2.21)	(2.90)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	64.73	0.25	4.03	4.28	(0.34)	(1.21)	(1.55)
Year Ended June 30, 2021	45.72	0.50	19.63	20.13	(0.48)	(0.64)	(1.12)
Year Ended June 30, 2020	50.01	0.69	(3.19)	(2.50)	(0.72)	(1.07)	(1.79)
Year Ended June 30, 2019	49.98	0.63	2.31	2.94	(0.77)	(2.14)	(2.91)
Year Ended June 30, 2018	47.06	0.53	4.99	5.52	(0.52)	(2.08)	(2.60)
Year Ended June 30, 2017	42.94	0.46	6.33	6.79	(0.46)	(2.21)	(2.67)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	68.41	0.36	4.26	4.62	(0.44)	(1.21)	(1.65)
Year Ended June 30, 2021	48.25	0.68	20.73	21.41	(0.61)	(0.64)	(1.25)
Year Ended June 30, 2020	52.66	0.75	(3.29)	(2.54)	(0.80)	(1.07)	(1.87)
Year Ended June 30, 2019	52.41	0.89	2.33	3.22	(0.83)	(2.14)	(2.97)
July 31, 2017 (f) through June 30, 2018	49.99	0.68	4.46	5.14	(0.64)	(2.08)	(2.72)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	68.60	0.43	4.29	4.72	(0.49)	(1.21)	(1.70)
Year Ended June 30, 2021	48.31	0.79	20.81	21.60	(0.67)	(0.64)	(1.31)
Year Ended June 30, 2020	52.69	1.04	(3.46)	(2.42)	(0.89)	(1.07)	(1.96)
Year Ended June 30, 2019	52.41	1.02	2.34	3.36	(0.94)	(2.14)	(3.08)
July 31, 2017 (f) through June 30, 2018	49.99	0.79	4.46	5.25	(0.75)	(2.08)	(2.83)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	69.09	0.55	4.26	4.81	(0.54)	(1.21)	(1.75)
Year Ended June 30, 2021	48.69	0.93	20.93	21.86	(0.82)	(0.64)	(1.46)
Year Ended June 30, 2020	53.06	1.04	(3.39)	(2.35)	(0.95)	(1.07)	(2.02)
Year Ended June 30, 2019	52.74	1.09	2.38	3.47	(1.01)	(2.14)	(3.15)
Year Ended June 30, 2018	49.50	0.91	5.23	6.14	(0.82)	(2.08)	(2.90)
Year Ended June 30, 2017	45.01	0.83	6.65	7.48	(0.78)	(2.21)	(2.99)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	69.10	0.54	4.31	4.85	(0.56)	(1.21)	(1.77)
Year Ended June 30, 2021	48.70	1.02	20.89	21.91	(0.87)	(0.64)	(1.51)
Year Ended June 30, 2020	53.08	1.11	(3.42)	(2.31)	(1.00)	(1.07)	(2.07)
Year Ended June 30, 2019	52.75	1.16	2.36	3.52	(1.05)	(2.14)	(3.19)
Year Ended June 30, 2018	49.50	1.04	5.16	6.20	(0.87)	(2.08)	(2.95)
Year Ended June 30, 2017	45.01	0.81	6.69	7.50	(0.80)	(2.21)	(3.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$67.37	6.84%	$616,087	0.94%	1.00%	1.03%	20%
64.61	44.88	522,230	0.93	1.17	1.03	14
45.62	(5.11)	497,399	0.94	1.61	1.06	22
49.84	6.68	490,597	0.93	1.73	1.06	26
49.77	12.04	476,090	0.97	1.29	1.08	32
46.85	16.34	445,078	1.03	1.26	1.10	28

59.55	6.57	51,032	1.44	0.51	1.51	20
57.32	44.13	37,539	1.43	0.66	1.51	14
40.63	(5.57)	26,487	1.44	1.11	1.53	22
44.59	6.15	26,032	1.43	1.21	1.54	26
44.91	11.45	23,034	1.47	0.77	1.55	32
42.54	15.76	28,290	1.53	0.76	1.59	28

71.60	6.98	1,109,734	0.69	1.26	0.75	20
68.55	45.22	868,339	0.69	1.35	0.75	14
48.34	(4.85)	135,234	0.69	1.88	0.78	22
52.69	6.94	94,500	0.68	1.93	0.79	26
52.41	12.29	77,737	0.72	1.55	0.79	32
49.21	16.64	64,148	0.78	1.50	0.83	28

67.46	6.69	3,434	1.19	0.75	1.26	20
64.73	44.51	2,005	1.18	0.90	1.25	14
45.72	(5.34)	1,126	1.19	1.46	1.98	22
50.01	6.41	108	1.18	1.30	2.77	26
49.98	11.76	41	1.21	1.06	1.49	32
47.06	16.04	23	1.28	1.01	2.06	28

71.38	6.83	9,769	0.94	1.03	1.01	20
68.41	44.89	1,402	0.94	1.15	1.01	14
48.25	(5.10)	398	0.94	1.50	1.03	22
52.66	6.66	24	0.93	1.73	1.84	26
52.41	10.33	22	0.94	1.42	1.12	32

71.62	6.97	297	0.69	1.21	0.76	20
68.60	45.26	106	0.68	1.46	0.76	14
48.31	(4.88)	1,159	0.69	2.15	0.77	22
52.69	6.94	24	0.68	1.98	1.60	26
52.41	10.56	22	0.71	1.64	0.87	32

72.15	7.04	3,660	0.54	1.52	0.61	20
69.09	45.47	178	0.54	1.56	0.61	14
48.69	(4.72)	83	0.54	2.02	5.20	22
53.06	7.10	74	0.53	2.10	1.01	26
52.74	12.48	43	0.55	1.72	0.80	32
49.50	16.88	37	0.59	1.72	1.23	28

72.18	7.11	362,767	0.44	1.50	0.50	20
69.10	45.60	275,186	0.44	1.74	0.50	14
48.70	(4.64)	64,968	0.44	2.14	0.53	22
53.08	7.21	41,144	0.43	2.22	0.53	26
52.75	12.59	33,774	0.44	1.95	0.52	32
49.50	16.94	2,129	0.53	1.66	0.55	28

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	149

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 15 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Equity Focus Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Equity Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Equity Premium Income Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Hedged Equity 2 Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Hedged Equity 3 Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Large Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Large Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Applied Data Science Value Fund(1)	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. GARP Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Large Cap Core Plus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Research Enhanced Equity Fund	Class A, Class I and Class R6	JPM I	Diversified
JPMorgan U.S. Sustainable Leaders Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan U.S. Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

(1)	Effective July 1, 2021, JPMorgan Intrepid Value Fund changed its name to JPMorgan U.S. Applied Data Science Value Fund.

The investment objective of JPMorgan Equity Focus Fund (“Equity Focus Fund”) and JPMorgan Large Cap Growth Fund (“Large Cap Growth Fund”) is to seek long-term capital appreciation.

The investment objective of JPMorgan Equity Income Fund (“Equity Income Fund”) is to seek capital appreciation and current income.

The investment objective of JPMorgan Equity Premium Income Fund (“Equity Premium Income Fund”) is to seek current income while maintaining prospects for capital appreciation.

The investment objective of JPMorgan Hedged Equity Fund (“Hedged Equity Fund”), JPMorgan Hedged Equity 2 Fund (“Hedged Equity 2 Fund”) and JPMorgan Hedged Equity 3 Fund (“Hedged Equity 3 Fund”) is to seek to provide capital appreciation.

The investment objective of JPMorgan Large Cap Value Fund (“Large Cap Value Fund”) is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of JPMorgan U.S. Applied Data Science Value Fund (“U.S. Applied Data Science Value Fund”) and JPMorgan U.S. Sustainable Leaders Fund (“U.S. Sustainable Leaders Fund”) is to seek to provide long-term capital appreciation.

The investment objective of JPMorgan U.S. Equity Fund (“U.S. Equity Fund”) is to seek to provide high total return from a portfolio of selected equity securities.

The investment objective of JPMorgan U.S. GARP Equity Fund (“U.S. GARP Equity Fund”) is to seek to provide long-term capital growth.

The investment objective of JPMorgan U.S. Large Cap Core Plus Fund (“U.S. Large Cap Core Plus Fund”) is to seek to provide a high total return from a portfolio of selected equity securities.

150	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

The investment objective of JPMorgan U.S. Research Enhanced Equity Fund (“U.S. Research Enhanced Equity Fund”) is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

The investment objective of JPMorgan U.S. Value Fund (“U.S. Value Fund”) is to seek to provide capital growth over the long-term and to earn income from dividends.

Class L Shares of U.S. Equity Fund and Class A Shares of U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.

All share classes of Hedged Equity Fund are publicly offered on a limited basis. JPMorgan Equity Income Fund is offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	151

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Equity Focus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$144,454	$—	$—	$144,454

(a)	Please refer to the SOI for specifics of portfolio holdings.

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$51,168,247	$—	$—	$51,168,247

(a)	Please refer to the SOI for specifics of portfolio holdings.

Equity Premium Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$1,756,321	$—	$—	$1,756,321
Equity-Linked Notes	—	344,462	—	344,462
Short-Term Investments
Investment Companies	7,184	—	—	7,184

Total Investments in Securities	$1,763,505	$344,462	$—	$2,107,967

Appreciation in Other Financial Instruments
Futures Contracts	$15	$—	$—	$15

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$20,626,232	$—	$—	$20,626,232

Appreciation in Other Financial Instruments
Futures Contracts (a)	$5,808	$—	$—	$5,808
Depreciation in Other Financial Instruments
Options Written (a)
Call Options Written	(254,958)	—	—	(254,958)
Put Options Written	(89,805)	—	—	(89,805)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(338,955)	$—	$—	$(338,955)

(a)	Please refer to the SOI for specifics of portfolio holdings.

152	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

Hedged Equity 2 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,069,681	$—	$—	$4,069,681

Appreciation in Other Financial Instruments
Futures Contracts (a)	$698	$—	$—	$698

Depreciation in Other Financial Instruments
Options Written (a)
Call Options Written	(64,012)	—	—	(64,012)
Put Options Written	(2,195)	—	—	(2,195)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(65,509)	$—	$—	$(65,509)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Hedged Equity 3 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,368,859	$—	$—	$2,368,859

Appreciation in Other Financial Instruments
Futures Contracts (a)	$433	$—	$—	$433

Depreciation in Other Financial Instruments
Options Written (a)
Call Options Written	(55,687)	—	—	(55,687)
Put Options Written	(3,704)	—	—	(3,704)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(58,958)	$—	$—	$(58,958)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$41,072,945	$—	$—	$41,072,945

(a)	Please refer to the SOI for specifics of portfolio holdings.

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,161,173	$—	$—	$3,161,173

(a)	Please refer to the SOI for specifics of portfolio holdings.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	153

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

U.S. Applied Data Science Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$246,140	$—	$—	$246,140

Appreciation in Other Financial Instruments
Futures Contracts (a)	$100	$—	$—	$100

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$22,671,106	$—	$—	$22,671,106

Appreciation in Other Financial Instruments
Futures Contracts (a)	$5,467	$—	$—	$5,467

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. GARP Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,346,479	$—	$—	$1,346,479

Appreciation in Other Financial Instruments
Futures Contracts (a)	$513	$—	$—	$513

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,220,883	$—	$—	$3,220,883

Total Liabilities for Securities Sold Short (a)	$(572,510)	$—	$—	$(572,510)

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,981,483	$—	$—	$5,981,483

Appreciation in Other Financial Instruments
Futures Contracts (a)	$1,105	$—	$—	$1,105

(a)	Please refer to the SOI for specifics of portfolio holdings.

154	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

U.S. Sustainable Leaders Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$197,589	$—	$—	$197,589

Appreciation in Other Financial Instruments
Futures Contracts (a)	$34	$—	$—	$34

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,171,489	$—	$—	$2,171,489

(a)	Please refer to the SOI for specifics of portfolio holdings.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of December 31, 2021, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund, the Class IM Shares of the JPMorgan Prime Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	155

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of December 31, 2021.

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Large Cap Growth Fund	$134,368	$(134,368)	$—
Large Cap Value Fund	36,685	(36,685)	—
U.S. Equity Fund	64,031	(64,031)	—
U.S. GARP Equity Fund	3,562	(3,562)	—
U.S. Sustainable Leaders Fund	532	(532)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.12% to 0.06%. For the six months ended December 31, 2021, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows:

Equity Income Fund	$—	(a)
Large Cap Growth Fund	10
Large Cap Value Fund	1
U.S. Applied Data Science Value Fund	—	(a)
U.S. Equity Fund	2
U.S. GARP Equity Fund	—	(a)
U.S. Sustainable Leaders Fund	—	(a)
U.S. Value Fund	—	(a)

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Fund. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

Equity Focus Fund
For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2021	Shares at December 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$3,582	$10,962	$10,569	$—	(c)	$—	(c)	$3,975	3,974	$1	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.

156	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

Equity Income Fund
For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$1,108,433	$3,230,672	$3,303,997	$61	$(183)	$1,034,986	1,034,572	$398	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.

Equity Premium Income Fund
For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2021	Shares at December 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$43,928	$1,503,918	$1,540,660	$(2)	$—	(c)	$7,184	7,181	$12	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.

Hedged Equity Fund
For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a) (b)	$312,969	$1,864,040	$880,027	$—	$—	$1,296,982	1,296,982	$11	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.

Hedged Equity 2 Fund
For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	$82,933	$1,891,506	$1,830,889	$—	$—	$143,550	143,550	$10	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	157

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

Hedged Equity 3 Fund
For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	$17,690	$1,249,877	$1,250,885	$—	$—	$16,682	16,682	$6	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.

Large Cap Growth Fund
For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$1,501,233	$4,886,466	$6,095,394	$133		$(188)	$292,250	292,134	$418		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	314,119	924,800	1,122,000	(26	)*	16	116,909	116,932	78	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	113,675	706,353	799,327	—		—	20,701	20,701	4	*	—

Total	$1,929,027	$6,517,619	$8,016,721	$107		$(172)	$429,860		$500		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Large Cap Value Fund
For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$57,325	$1,281,130	$1,335,305	$(4)	$—	(c)	$3,146	3,145	$16		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	7,897	277,000	255,000	(3)*	—	(c)	29,894	29,901	14	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	23,462	77,545	93,113	—	—		7,894	7,894	1	*	—

Total	$88,684	$1,635,675	$1,683,418	$(7)	$—	(c)	$40,934		$31		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

158	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

U.S. Applied Data Science Value Fund
For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$9,182	$11,480	$15,393	$—	(c)	$—	(c)	$5,269	5,267	$2		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	—	468	468	—		—		—	—	—	*(c)	—

Total	$9,182	$11,948	$15,861	$—	(c)	$—	(c)	$5,269		$2		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Equity Fund
For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$228,846	$2,599,678	$2,522,972	$(26)	$—	(c)	$305,526	305,404	$82		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	26,995	373,000	344,995	(8)*	3		54,995	55,006	10	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	3,506	357,504	350,801	—	—		10,209	10,209	1	*	—

Total	$259,347	$3,330,182	$3,218,768	$(34)	$3		$370,730		$93		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. GARP Equity Fund
For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$31,110	$99,954	$114,026	$(2)	$(1)	$17,035	17,029	$9		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	1,994	23,000	24,994	— (c)	— (c)	—	—	1	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	915	23,289	20,545	—	—	3,659	3,659	—	*(c)	—

Total	$34,019	$146,243	$159,565	$(2)	$(1)	$20,694		$10		$—

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	159

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Large Cap Core Plus Fund
For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2021	Shares at December 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$11,580	$275,896	$268,919	$(1)	$—	(c)	$18,556	18,549	$10	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.

U.S. Research Enhanced Equity Fund
For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2021	Shares at December 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$66,914	$637,406	$630,824	$(2)	$—	(c)	$73,494	73,464	$20	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.

U.S. Sustainable Leaders Fund
For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$4,580	$54,422	$56,426	$(1)	$(1)	$2,574	2,573	$1		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	—	2,982	2,438	—	—	544	544	—	*(c)	—

Total	$4,580	$57,404	$58,864	$(1)	$(1)	$3,118		$1		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

160	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

U.S. Value Fund
For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2021	Shares at December 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$38,028	$822,021	$794,040	$(5)	$—	(c)	$66,004	65,978	$17	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

F. Options — Hedged Equity Fund, Hedged Equity 2 Fund and Hedged Equity 3 Fund purchased and sold (“wrote”) put and call options on various instruments including options on indices to manage and hedge interest rate risks within their portfolios and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Funds for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Funds will lose the entire premium they paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Funds for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Funds record a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Funds is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

The Funds pledge collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOIs.

Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	161

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

The Funds are not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Funds’ exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

G. Futures Contracts — Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, U.S. Applied Data Science Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Sustainable Leaders Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

H. Summary of Derivatives Information

Derivatives Volume

The table below discloses the volume of the Funds’ options and futures contracts activity during the six months ended December 31, 2021. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:

	Equity Premium Income Fund	Hedged Equity Fund	Hedged Equity 2 Fund	Hedged Equity 3 Fund	U.S. Applied Data Science Value Fund	U.S. Equity Fund	U.S. GARP Equity Fund	U.S. Large Cap Core Plus Fund	U.S. Research Enhanced Equity Fund	U.S. Sustainable Leaders Fund
Futures Contracts
Average Notional Balance Long	$20,897	$364,232	$52,571	$20,817	$5,193	$148,722	$25,008	$1,794	$55,615	$2,679
Ending Notional Balance Long	17,368	520,553	31,167	17,368	5,234	193,423	16,654	—	68,519	2,899

Exchange-Traded Options:
Average Number of Contracts Purchased	—	42,758	5,538	2,995	—	—	—	—	—	—
Average Number of Contracts Written	—	85,515	11,075	5,989	—	—	—	—	—	—
Ending Number of Contracts Purchased	—	40,728	8,281	4,939	—	—	—	—	—	—
Ending Number of Contracts Written	—	81,456	16,562	9,878	—	—	—	—	—	—

The Funds’ derivatives contracts held at December 31, 2021 are not accounted for as hedging instruments under GAAP.

I. Equity-Linked Notes — Equity Premium Income Fund invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs’ values are linked to the performance of an underlying index. ELNs are unsecured debt

162	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board of JPM IV, based on values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statements of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statements of Operations. The Fund realizes a gain or loss when an ELN is sold or matures, which is recorded as Net realized gain (loss) on transactions from investments in non-affiliates on the Statements of Operations.

As of December 31, 2021, Equity Premium Income Fund had outstanding ELNs as listed on the SOI.

J. Short Sales — U.S. Large Cap Core Plus Fund engaged in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. The Fund is obligated to pay the broker interest accrued on short positions while the position is outstanding. Interest expense on short positions is reported as Interest expense to non-affiliates on securities sold short on the Statements of Operations. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2021, Large Cap Core Plus Fund had outstanding short sales as listed on its SOI.

K. Offering and Organization Costs — Total offering costs of $104 and $104 incurred in connection with the offering of shares of Hedged Equity 2 Fund and Hedged Equity 3 Fund are amortized on a straight line basis over 12 months from the date the Funds commenced operations. Costs paid in connection with the organization of the Funds, if any, are recorded as an expense at the time the Funds commenced operations. For the six months ended December 31, 2021, total offering costs amortized were $52 and $52, respectively.

L. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income and dividend expense on securities sold short are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

M. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	163

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2021 are as follows:

	Class A		Class C		Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6		Total
Equity Focus Fund
Transfer agency fees	$1		$—	(a)	$1	n/a	n/a		n/a		n/a		n/a		$—	(a)	$2
Equity Income Fund
Transfer agency fees	28		26		213	n/a	$6		$4		$2		$16		157		452
Equity Premium Income Fund
Transfer agency fees	3		2		23	n/a	n/a		n/a		n/a		—	(a)	—	(a)	28
Hedged Equity Fund
Transfer agency fees	13		6		90	n/a	n/a		n/a		n/a		—	(a)	16		125
Hedged Equity 2 Fund
Transfer agency fees	1		1		9	n/a	n/a		n/a		n/a		—	(a)	2		13
Hedged Equity 3 Fund
Transfer agency fees	—	(a)	—	(a)	6	n/a	n/a		n/a		n/a		—	(a)	—	(a)	6
Large Cap Growth Fund
Transfer agency fees	186		12		66	n/a	5		2		2		7		99		379
Large Cap Value Fund
Transfer agency fees	15		2		123	n/a	2		—	(a)	—	(a)	1		10		153
U.S. Applied Data Science Value Fund
Transfer agency fees	1		—	(a)	2	n/a	3		n/a		n/a		—	(a)	1		7
U.S. Equity Fund
Transfer agency fees	45		6		19	$27	4		2		—	(a)	5		58		166
U.S. GARP Equity Fund
Transfer agency fees	4		—	(a)	3	n/a	14		n/a		n/a		1		3		25
U.S. Large Cap Core Plus Fund
Transfer agency fees	5		1		26	n/a	1		n/a		n/a		—	(a)	2		35
U.S. Research Enhanced Equity Fund
Transfer agency fees	6		n/a		7	n/a	n/a		n/a		n/a		n/a		20		33
U.S. Sustainable Leaders Fund
Transfer agency fees	1		—	(a)	2	n/a	n/a		n/a		n/a		n/a		—	(a)	3
U.S. Value Fund
Transfer agency fees	68		1		8	n/a	—	(a)	—	(a)	—	(a)	—	(a)	2		79

(a)	Amount rounds to less than one thousand.

N. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2021, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

O. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly, except for Equity Focus Fund, Large Cap Growth Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Sustainable Leaders Fund, for which distributions are generally declared and paid at least annually, and Equity Income Fund and Equity Premium Income Fund, for which distributions are generally declared and paid at least monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

164	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Equity Focus Fund	0.50%
Equity Income Fund	0.40
Equity Premium Income Fund	0.25
Hedged Equity Fund	0.25
Hedged Equity 2 Fund	0.25
Hedged Equity 3 Fund	0.25
Large Cap Growth Fund	0.45
Large Cap Value Fund	0.40
U.S. Applied Data Science Value Fund	0.30
U.S. Equity Fund	0.40
U.S. GARP Equity Fund	0.30
U.S. Large Cap Core Plus Fund	0.65
U.S. Research Enhanced Equity Fund	0.25
U.S. Sustainable Leaders Fund	0.30
U.S. Value Fund	0.40

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2021, the effective annualized rate for Equity Focus Fund, Equity Income Fund, Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, Large Cap Growth Fund, Large Cap Value Fund, U.S. Applied Data Science Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund, U.S. Sustainable Leaders Fund and U.S. Value Fund was 0.075%, 0.033%, 0.075%, 0.063%, 0.075%, 0.075%, 0.039%, 0.075%, 0.075%, 0.061%, 0.075%, 0.038%, 0.075%, 0.075% and 0.075%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Equity Focus Fund	0.25%	0.75%	n/a	n/a
Equity Income Fund	0.25	0.75	0.50%	0.25%
Equity Premium Income Fund	0.25	0.75	n/a	n/a
Hedged Equity Fund	0.25	0.75	n/a	n/a
Hedged Equity 2 Fund	0.25	0.75	n/a	n/a
Hedged Equity 3 Fund	0.25	0.75	n/a	n/a
Large Cap Growth Fund	0.25	0.75	0.50	0.25
Large Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Applied Data Science Value Fund	0.25	0.75	0.50	n/a
U.S. Equity Fund	0.25	0.75	0.50	0.25
U.S. GARP Equity Fund	0.25	0.75	0.50	n/a
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50	n/a
U.S. Research Enhanced Equity Fund	0.25	n/a	n/a	n/a
U.S. Sustainable Leaders Fund	0.25	0.75	n/a	n/a
U.S. Value Fund	0.25	0.75	0.50	0.25

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	165

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2021, JPMDS retained the following:

	Front-End Sales Charge		CDSC
Equity Focus Fund	$2		$—
Equity Income Fund	231		—	(a)
Equity Premium Income Fund	269		—
Hedged Equity Fund	23		—	(a)
Hedged Equity 2 Fund	95		—	(a)
Hedged Equity 3 Fund	41		—
Large Cap Growth Fund	310		—	(a)
Large Cap Value Fund	19		—	(a)
U.S. Applied Data Science Value Fund	—	(a)	—
U.S. Equity Fund	129		—
U.S. GARP Equity Fund	3		—
U.S. Large Cap Core Plus Fund	9		—	(a)
U.S. Research Enhanced Equity Fund	—	(a)	—
U.S. Sustainable Leaders Fund	9		—
U.S. Value Fund	60		—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Equity Focus Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Equity Income Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Equity Premium Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity 2 Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity 3 Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Large Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Applied Data Science Value Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Equity Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
U.S. GARP Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Research Enhanced Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	n/a	n/a
U.S. Sustainable Leaders Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
U.S. Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

166	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds (excluding Equity Income Fund) to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Equity Focus Fund	1.10%		1.60%		0.85%		n/a	n/a	n/a	n/a	n/a	0.60%
Equity Premium Income Fund	0.85		1.35		0.60		n/a	n/a	n/a	n/a	0.45%	0.35
Hedged Equity Fund	0.85		1.35		0.60		n/a	n/a	n/a	n/a	0.45	0.35
Hedged Equity 2 Fund	0.85		1.35		0.60		n/a	n/a	n/a	n/a	0.45	0.35
Hedged Equity 3 Fund	0.85		1.35		0.60		n/a	n/a	n/a	n/a	0.45	0.35
Large Cap Growth Fund	0.94		1.44		0.69		n/a	1.19%	0.94%	0.69%	0.54	0.44
Large Cap Value Fund	0.93		1.44		0.69		n/a	1.19	0.94	0.69	0.54	0.44
U.S. Applied Data Science Value Fund	0.83	(1)	1.33	(1)	0.59	(1)	n/a	1.09	n/a	n/a	0.44	0.34
U.S. Equity Fund	0.94		1.44		0.69		n/a	1.19	0.94	0.69	0.54	0.44
U.S. GARP Equity Fund	0.84		1.34		0.59		n/a	1.09	n/a	n/a	0.44	0.34
U.S. Large Cap Core Plus Fund	1.10		1.60		0.85		n/a	1.45	n/a	n/a	0.80	0.70
U.S. Research Enhanced Equity Fund	0.60		n/a		0.35		n/a	n/a	n/a	n/a	n/a	0.25
U.S. Sustainable Leaders Fund	0.64		1.14		0.39		n/a	n/a	n/a	n/a	n/a	0.34
U.S. Value Fund	0.94		1.44		0.69		n/a	1.19	0.94	0.69	0.54	0.44

(1)	Effective July 1, 2021, the contractual expense limitations changed to 0.73%, 1.23% and 0.49% for Class A, Class C and Class I Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2021 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2022.

For the six months ended December 31, 2021, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the six months ended December 31, 2021 were as follows:

	Contractual Waivers				Contractual Reimbursements
	Investment Advisory Fees	Administration Fees	Service Fees	Total
Equity Focus Fund	$41	$27	$1	$69	$—
Equity Income Fund	3	—	—	3	—
Equity Premium Income Fund	57	38	23	118	—	(a)
Hedged Equity Fund	—	—	—	—	—
Hedged Equity 2 Fund	28	18	11	57	54
Hedged Equity 3 Fund	38	24	5	67	52
Large Cap Growth Fund	7,364	4,904	188	12,456	—
Large Cap Value Fund	553	369	151	1,073	6
U.S. Applied Data Science Value Fund	94	63	109	266	1
U.S. Equity Fund	1,980	1,319	81	3,380	58
U.S. GARP Equity Fund	233	155	20	408	—
U.S. Large Cap Core Plus Fund	335	223	1,097	1,655	2
U.S. Research Enhanced Equity Fund	1,423	947	690	3,060	—
U.S. Sustainable Leaders Fund	98	54	122	274	—
U.S. Value Fund	337	225	73	635	1

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	167

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

Equity Focus Fund	$2
Equity Income Fund	525
Equity Premium Income Fund	18
Hedged Equity Fund	96
Hedged Equity 2 Fund	12
Hedged Equity 3 Fund	7
Large Cap Growth Fund	617
Large Cap Value Fund	28
U.S. Applied Data Science Value Fund	3
U.S. Equity Fund	107
U.S. GARP Equity Fund	12
U.S. Large Cap Core Plus Fund	12
U.S. Research Enhanced Equity Fund	27
U.S. Sustainable Leaders Fund	2
U.S. Value Fund	21

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2021, Hedged Equity Fund, Hedged Equity 2 Fund, Large Cap Growth Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Sustainable Leaders Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2021, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Equity Focus Fund	$21,931	$21,301	$—	$—
Equity Income Fund	4,218,772	2,549,258	—	—
Equity Premium Income Fund	2,492,797	1,350,701	—	—
Hedged Equity Fund	3,030,903	4,073,493	—	—
Hedged Equity 2 Fund	2,591,993	322,751	—	—
Hedged Equity 3 Fund	1,763,347	163,567	—	—
Large Cap Growth Fund	9,694,628	8,246,074	—	—
Large Cap Value Fund	1,552,468	2,726,943	—	—
U.S. Applied Data Science Value Fund	115,080	160,044	—	—
U.S. Equity Fund	5,493,964	5,355,908	—	—
U.S. GARP Equity Fund	362,477	470,763	—	—
U.S. Large Cap Core Plus Fund	917,329	1,357,547	365,807	470,702
U.S. Research Enhanced Equity Fund	1,097,065	796,307	—	—
U.S. Sustainable Leaders Fund	97,180	30,024	—	—
U.S. Value Fund	675,900	343,816	—	—

During the six months ended December 31, 2021, there were no purchases or sales of U.S. Government securities.

168	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2021 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Focus Fund	$88,724	$57,158	$1,428	$55,730
Equity Income Fund	34,216,460	17,216,322	264,535	16,951,787
Equity Premium Income Fund	1,916,578	206,130	14,726	191,404
Hedged Equity Fund	13,026,609	7,299,063	38,395	7,260,668
Hedged Equity 2 Fund	3,719,068	394,370	109,266	285,104
Hedged Equity 3 Fund	2,151,309	236,506	77,914	158,592
Large Cap Growth Fund	24,482,064	16,745,761	154,880	16,590,881
Large Cap Value Fund	2,662,936	527,688	29,451	498,237
U.S. Applied Data Science Value Fund	194,000	53,773	1,533	52,240
U.S. Equity Fund	12,917,584	9,851,171	92,182	9,758,989
U.S. GARP Equity Fund	733,912	621,793	8,713	613,080
U.S. Large Cap Core Plus Fund*	1,066,857	1,636,783	55,267	1,581,516
U.S. Research Enhanced Equity Fund	3,081,247	2,911,718	10,377	2,901,341
U.S. Sustainable Leaders Fund	156,539	41,805	721	41,084
U.S. Value Fund	1,545,198	633,341	7,050	626,291

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

As of June 30, 2021, the following Funds had net capital loss carryforwards:

	Capital Loss Carryforward Character
	Short-Term		Long-Term
Equity Premium Income Fund	$33,857	*	$—
Hedged Equity Fund	239,515		291,140
Hedged Equity 2 Fund	7,867	*	12,060	*
Hedged Equity 3 Fund	4,547		7,258

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.

Late year ordinary losses incurred after December 31 as well as net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2021, the following Funds deferred to July 1, 2021 the following net capital losses of:

	Net Capital Losses (Gains)		Late Year Ordinary Loss Deferral
	Short-Term	Long-Term
Hedged Equity Fund	$582,316	$1,228,621	$—
Large Cap Growth Fund	—	—	22,352
U.S. Large Cap Core Plus Fund	—	—	2,396

During the year ended June 30, 2021, the following Fund utilized capital loss carryforwards as follows:

	Capital Loss Utilized
	Short-Term	Long-Term
Large Cap Value Fund	$24,093	$—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	169

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

The Funds had no borrowings outstanding from another fund during the six months ended December 31, 2021. Average borrowings from the Facility during the six months ended December 31, 2021, were as follows:

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Large Cap Value Fund	$47,781	0.81%	1	$1

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2021.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.25%, which has decreased to 1.00% pursuant to the amendment referenced below (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2021, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Equity Focus Fund	1	63.7%	1	20.1%
Equity Income Fund	1	10.9	2	29.6
Equity Premium Income Fund	1	48.4	1	10.8
Hedged Equity Fund	—	—	2	38.1
Hedged Equity 2 Fund	1	16.8	3	39.6
Hedged Equity 3 Fund	1	21.7	2	22.6
Large Cap Growth Fund	—	—	2	28.2
Large Cap Value Fund	1	14.4	1	13.4
U.S. Applied Data Science Value Fund	—	—	2	24.6
U.S. Equity Fund	—	—	1	13.2
U.S. GARP Equity Fund	3	45.4	—	—

170	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
U.S. Large Cap Core Plus Fund	1	26.6%	1	14.3%
U.S. Research Enhanced Equity Fund	—	—	1	15.7
U.S. Sustainable Leaders Fund	—	—	4	63.6
U.S. Value Fund	—	—	1	20.5

As of December 31, 2021, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds which are affiliated funds of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Large Cap Value Fund	31.3%	n/a
U.S. Equity Fund	n/a	19.6%
U.S. GARP Equity Fund	55.0	n/a
U.S. Research Enhanced Equity Fund	18.2	34.2

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

Equity Premium Income Fund’s investments in ELNs entail varying degrees of risks. The Fund is subject to loss of their full principal amount. In addition, the ELNs are subject to a stated maximum return which may limit the payment at maturity. The Fund may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to the issuer’s ability to make payment at maturity; liquidity risk related to a lack of liquid market for these notes, preventing the Fund from trading or selling the notes easily; and a greater degree of market risk than other types of debt securities because the investor bears the risk associated with the underlying financial instruments.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	171

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2021, and continued to hold your shares at the end of the reporting period, December 31, 2021.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Focus Fund
Class A
Actual	$1,000.00	$1,086.40	$5.78	1.10%
Hypothetical	1,000.00	1,019.66	5.60	1.10
Class C
Actual	1,000.00	1,083.40	8.40	1.60
Hypothetical	1,000.00	1,017.14	8.13	1.60
Class I
Actual	1,000.00	1,087.70	4.47	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class R6
Actual	1,000.00	1,089.10	3.16	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60

JPMorgan Equity Income Fund
Class A
Actual	1,000.00	1,075.50	4.97	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95
Class C
Actual	1,000.00	1,072.10	7.57	1.45
Hypothetical	1,000.00	1,017.90	7.38	1.45
Class I
Actual	1,000.00	1,076.70	3.66	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Class R2
Actual	1,000.00	1,073.50	6.32	1.21
Hypothetical	1,000.00	1,019.11	6.16	1.21
Class R3
Actual	1,000.00	1,075.50	4.97	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95

172	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Income Fund (continued)
Class R4
Actual	$1,000.00	$1,076.30	$3.66	0.70%
Hypothetical	1,000.00	1,021.68	3.57	0.70
Class R5
Actual	1,000.00	1,077.40	2.88	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55
Class R6
Actual	1,000.00	1,078.10	2.36	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45

JPMorgan Equity Premium Income Fund
Class A
Actual	1,000.00	1,086.00	4.47	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class C
Actual	1,000.00	1,083.30	7.09	1.35
Hypothetical	1,000.00	1,018.40	6.87	1.35
Class I
Actual	1,000.00	1,087.40	3.16	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class R5
Actual	1,000.00	1,088.20	2.37	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Class R6
Actual	1,000.00	1,088.70	1.84	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35

JPMorgan Hedged Equity Fund
Class A
Actual	1,000.00	1,040.80	4.27	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83
Class C
Actual	1,000.00	1,038.20	6.83	1.33
Hypothetical	1,000.00	1,018.50	6.77	1.33
Class I
Actual	1,000.00	1,042.00	2.99	0.58
Hypothetical	1,000.00	1,022.28	2.96	0.58
Class R5
Actual	1,000.00	1,043.10	2.21	0.43
Hypothetical	1,000.00	1,023.04	2.19	0.43
Class R6
Actual	1,000.00	1,043.20	1.70	0.33
Hypothetical	1,000.00	1,023.54	1.68	0.33

JPMorgan Hedged Equity 2 Fund
Class A
Actual	1,000.00	1,071.30	4.44	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class C
Actual	1,000.00	1,069.20	7.04	1.35
Hypothetical	1,000.00	1,018.40	6.87	1.35
Class I
Actual	1,000.00	1,072.90	3.13	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	173

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Hedged Equity 2 Fund (continued)
Class R5
Actual	$1,000.00	$1,074.10	$2.35	0.45%
Hypothetical	1,000.00	1,022.94	2.29	0.45
Class R6
Actual	1,000.00	1,074.60	1.83	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35

JPMorgan Hedged Equity 3 Fund
Class A
Actual	1,000.00	1,059.70	4.41	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class C
Actual	1,000.00	1,056.80	7.00	1.35
Hypothetical	1,000.00	1,018.40	6.87	1.35
Class I
Actual	1,000.00	1,061.20	3.12	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class R5
Actual	1,000.00	1,062.30	2.34	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Class R6
Actual	1,000.00	1,062.90	1.82	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35

JPMorgan Large Cap Growth Fund
Class A
Actual	1,000.00	1,085.20	4.94	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class C
Actual	1,000.00	1,082.40	7.56	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44
Class I
Actual	1,000.00	1,086.50	3.63	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class R2
Actual	1,000.00	1,083.90	6.25	1.19
Hypothetical	1,000.00	1,019.21	6.06	1.19
Class R3
Actual	1,000.00	1,085.10	4.94	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R4
Actual	1,000.00	1,086.50	3.63	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class R5
Actual	1,000.00	1,087.50	2.84	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Class R6
Actual	1,000.00	1,087.90	2.32	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44

JPMorgan Large Cap Value Fund
Class A
Actual	1,000.00	1,018.80	4.73	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93

174	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Large Cap Value Fund (continued)
Class C
Actual	$1,000.00	$1,016.20	$7.32	1.44%
Hypothetical	1,000.00	1,017.95	7.32	1.44
Class I
Actual	1,000.00	1,019.40	3.51	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class R2
Actual	1,000.00	1,016.80	6.05	1.19
Hypothetical	1,000.00	1,019.21	6.06	1.19
Class R3
Actual	1,000.00	1,018.60	4.78	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R4
Actual	1,000.00	1,020.20	3.51	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class R5
Actual	1,000.00	1,020.40	2.75	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Class R6
Actual	1,000.00	1,020.60	2.24	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44

JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)
Class A
Actual	1,000.00	1,084.30	3.84	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73
Class C
Actual	1,000.00	1,081.20	6.45	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class I
Actual	1,000.00	1,085.50	2.58	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49
Class R2
Actual	1,000.00	1,082.30	5.72	1.09
Hypothetical	1,000.00	1,019.71	5.55	1.09
Class R5
Actual	1,000.00	1,085.90	2.31	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44
Class R6
Actual	1,000.00	1,086.30	1.79	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34

JPMorgan U.S. Equity Fund
Class A
Actual	1,000.00	1,128.40	5.04	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class C
Actual	1,000.00	1,125.80	7.72	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44
Class I
Actual	1,000.00	1,129.80	3.70	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class L
Actual	1,000.00	1,130.80	2.90	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	175

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Equity Fund (continued)
Class R2
Actual	$1,000.00	$1,126.80	$6.38	1.19%
Hypothetical	1,000.00	1,019.21	6.06	1.19
Class R3
Actual	1,000.00	1,128.00	5.04	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R4
Actual	1,000.00	1,130.00	3.70	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class R5
Actual	1,000.00	1,130.70	2.90	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Class R6
Actual	1,000.00	1,131.50	2.36	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44

JPMorgan U.S. GARP Equity Fund
Class A
Actual	1,000.00	1,130.00	4.51	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Class C
Actual	1,000.00	1,127.00	7.18	1.34
Hypothetical	1,000.00	1,018.45	6.82	1.34
Class I
Actual	1,000.00	1,131.40	3.17	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class R2
Actual	1,000.00	1,128.50	5.85	1.09
Hypothetical	1,000.00	1,019.71	5.55	1.09
Class R5
Actual	1,000.00	1,132.40	2.36	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44
Class R6
Actual	1,000.00	1,132.90	1.83	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34

JPMorgan U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	1,125.20	10.02	1.87
Hypothetical	1,000.00	1,015.78	9.50	1.87
Class C
Actual	1,000.00	1,122.80	12.63	2.36
Hypothetical	1,000.00	1,013.31	11.98	2.36
Class I
Actual	1,000.00	1,126.80	8.68	1.62
Hypothetical	1,000.00	1,017.04	8.24	1.62
Class R2
Actual	1,000.00	1,123.50	11.83	2.21
Hypothetical	1,000.00	1,014.06	11.22	2.21
Class R5
Actual	1,000.00	1,127.20	8.36	1.56
Hypothetical	1,000.00	1,017.34	7.93	1.56
Class R6
Actual	1,000.00	1,127.70	7.83	1.46
Hypothetical	1,000.00	1,017.85	7.43	1.46

176	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Actual	$1,000.00	$1,120.00	$3.21	0.60%
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class I
Actual	1,000.00	1,121.10	1.87	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35
Class R6
Actual	1,000.00	1,121.50	1.34	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25

JPMorgan U.S. Sustainable Leaders Fund
Class A
Actual	1,000.00	1,120.00	3.42	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64
Class C
Actual	1,000.00	1,117.00	6.08	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class I
Actual	1,000.00	1,121.30	2.09	0.39
Hypothetical	1,000.00	1,023.24	1.99	0.39
Class R6
Actual	1,000.00	1,121.70	1.82	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34

JPMorgan U.S. Value Fund
Class A
Actual	1,000.00	1,068.40	4.90	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class C
Actual	1,000.00	1,065.70	7.50	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44
Class I
Actual	1,000.00	1,069.80	3.60	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class R2
Actual	1,000.00	1,066.90	6.20	1.19
Hypothetical	1,000.00	1,019.21	6.06	1.19
Class R3
Actual	1,000.00	1,068.30	4.90	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R4
Actual	1,000.00	1,069.70	3.60	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class R5
Actual	1,000.00	1,070.40	2.82	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Class R6
Actual	1,000.00	1,071.10	2.30	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	177

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

J.P. Morgan Large Cap Funds — JPMorgan Equity Focus Fund, JPMorgan Equity Income Fund, JPMorgan Equity Premium Income Fund, JPMorgan Hedged Equity Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund, JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund), JPMorgan U.S. Equity Fund, JPMorgan U.S. GARP Equity Fund, JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan U.S. Research Enhanced Equity Fund, JPMorgan U. S. Sustainable Leaders Fund and JPMorgan U.S. Value Fund

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2021, at which the Trustees considered the continuation of the investment advisory agreements for JPMorgan Equity Focus Fund, JPMorgan Equity Income Fund, JPMorgan Equity Premium Income Fund, JPMorgan Hedged Equity Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund, JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund), JPMorgan U.S. Equity Fund, JPMorgan U.S. GARP Equity Fund, JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan U.S. Research Enhanced Equity Fund, JPMorgan U. S. Sustainable Leaders Fund and JPMorgan U.S. Value Fund, whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2021.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessment as compared to the Funds’ objectives, benchmarks, and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund

178	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Funds and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered quality of the quality of administration services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale. The Trustees also noted that other Funds which had achieved scale as asset levels had increased,

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	179

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses. The Trustees noted that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets. The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for certain Funds by the Trustees’ independent consultant. The special analysis includes a multi-factor quantitative scoring system for summarizing a Fund’s historical investment performance. The approach relies on multiple metrics, incorporates several time periods, adjusts for risk and considers how a fund’s customized peer group (as selected by the independent consultant) has performed. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Equity Focus Fund’s performance for Class A and Class I shares was in the first quintile based upon both the Peer Group and Universe, for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon both the Peer Group and Universe for the one-year period ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based

180	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Equity Income Fund’s performance for Class A shares was in the third, second and second quintiles based upon the Peer Group, and in the third, first and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class I shares was in the third, third and second quintiles based upon the Peer Group, and in the second, first and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the third, second and third quintiles based upon the Peer Group, and in the second, first and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Equity Premium Income Fund’s performance for Class A and Class R6 shares was in the third quintile based upon both the Peer Group and Universe, for the one-year period ended December 31, 2020. The Trustees noted that the performance for Class I shares was in the third quintile based upon the Universe for the one-year period ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Hedged Equity Fund’s performance for Class A shares was in the first quintile based upon both the Peer Group and Universe, for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that the performance for Class I shares was in the first quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2020, and in the first quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Large Cap Growth Fund’s performance for Class A, Class I and Class R6 shares was in the first quintile based upon both the Peer Group and Universe, for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Large Cap Value Fund’s performance for Class A and Class I shares was in the first, second and first quintiles based upon the Peer Group, and in the first, third and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon the Peer Group for each of the one-, three- and five-year periods ended December 31, 2020, and in the first, second and first quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the U.S. Applied Data Science Value Fund’s performance for Class A shares was in the fourth quintile based upon the Peer Group for each of the one-, three- and five-year periods ended December 31, 2020, and in the third, fourth and fourth quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class I shares was in the third, third and fourth quintiles based upon both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the third quintile based upon both the Peer Group and Universe, for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the U.S. Equity Fund’s performance for Class A, Class I and Class R6 shares was in the first quintile based upon the Peer Group and Universe, for each of the one-, three and five-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	181

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the U.S. GARP Equity Fund’s performance for Class A and Class I shares was in the fifth, fifth and fourth quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2020, respectively, and in the fourth quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that the performance for Class R6 shares was in the fifth, fourth and fourth quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2020, respectively, and in the fourth quintile based upon the Universe, for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s equity committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s performance for Class A shares was in the first quintile based upon the Peer Group for each of the one-, three- and five-year periods ended December 31, 2020, and in the first, first and second quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class I shares was in the first quintile based upon both the Peer Group and Universe, for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon both the Peer Group and Universe, for both the one- and three-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the U.S. Research Enhanced Equity Fund’s performance for Class A shares was in the first, first and second quintiles based upon the Peer Group, and in the first, second and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class I shares was in the first, first and second quintiles based upon both the Peer Group and Universe for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the second and first quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2020, respectively, and in the first, first and second quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the U.S. Sustainable Leaders Fund’s performance for Class A shares was in the first, third and second quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2020, respectively, and in the second quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that the performance for Class I shares was in the first, first and second quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2020, respectively, and in the second quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser, and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the U.S. Value Fund’s performance for Class A shares was in the second, second and first quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2020, respectively, and in the second quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that the performance for Class I shares was in the second, first and first quintiles based upon the Peer Group and in the second, second and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon the Peer Group for each of the one-, three- and five-year periods ended December 31, 2020, and in the second, first and first quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

182	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Equity Focus Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and third quintiles based upon the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Equity Income Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fourth and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Equity Premium Income Fund’s net advisory fee and actual total expenses for Class A and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Hedged Equity Fund’s net advisory fee and actual total expenses for Class A and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Large Cap Growth Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Large Cap Value Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were also in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	183

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Applied Data Science Value Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Equity Fund’s net advisory fee for Class A shares was in the first and second quintile based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. GARP Equity Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s net advisory fee for Class A shares was in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were also in the fifth and fourth quintiles based upon the Peer Group and

Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in fifth quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the fifth quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the fourth and third quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Research Enhanced Equity Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Sustainable Leader Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Value Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were also in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

184	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPMorgan Trust I (“JPM I”)

JPM I held a special meeting of shareholders on October 27, 2021, for the purpose of considering and voting upon the election of Trustees, which meeting was adjourned to November 23, 2021 to allow shareholders to vote on the proposal.

When the special meeting reconvened on November 23, 2021, Trustees were elected by the shareholders of all of the series of JPM I, including Equity Focus Fund, Hedged Equity Fund, U.S. Applied Data Science Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund, U.S. Sustainable Leaders Fund and U.S. Value Fund.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee

John F. Finn
In Favor	218,161,076
Withheld	3,798,560

Steven P. Fisher
In Favor	219,683,469
Withheld	2,276,167

Gary L. French
In Favor	219,573,994
Withheld	2,385,642

Kathleen M. Gallagher
In Favor	219,614,901
Withheld	2,344,735

Robert J. Grassi
In Favor	219,652,125
Withheld	2,307,510

Frankie D. Hughes
In Favor	219,173,958
Withheld	2,785,677

Raymond Kanner
In Favor	219,638,172
Withheld	2,321,463

Thomas P. Lemke
In Favor	219,600,003
Withheld	2,359,633

Lawrence R. Maffia
In Favor	219,558,283
Withheld	2,401,353

Votes Received (Amounts in thousands)
Mary E. Martinez
In Favor	219,188,002
Withheld	2,771,634

Marilyn McCoy
In Favor	218,775,511
Withheld	3,184,125

Dr. Robert A. Oden, Jr.
In Favor	218,109,306
Withheld	3,850,330

Marian U. Pardo
In Favor	219,504,107
Withheld	2,445,528

Emily A. Youssouf
In Favor	219,549,573
Withheld	2,410,062

Interested Nominee

Robert F. Deutsch
In Favor	219,143,836
Withheld	2,815,799

Nina O. Shenker
In Favor	219,183,139
Withheld	2,776,497

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	185

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited) (continued)

JPMorgan Trust II (“JPM II”)

JPM II held a special meeting of shareholders on October 27, 2021, for the purpose considering and voting upon the election of Trustees, which meeting was adjourned to November 23, 2021 to allow shareholders to vote on the proposal.

When the special meeting reconvened on November 23, 2021, Trustees were elected by the shareholders of all of the series of JPM II, including Equity Income Fund, Large Cap Growth Fund and Large Cap Value Fund.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee

John F. Finn
In Favor	288,983,507
Withheld	6,732,052

Steven P. Fisher
In Favor	289,598,586
Withheld	6,116,973

Gary L. French
In Favor	289,542,085
Withheld	6,173,474

Kathleen M. Gallagher
In Favor	289,773,673
Withheld	5,941,887

Robert J. Grassi
In Favor	289,609,331
Withheld	6,106,229

Frankie D. Hughes
In Favor	289,641,174
Withheld	6,074,386

Raymond Kanner
In Favor	289,603,025
Withheld	6,112,535

Thomas P. Lemke
In Favor	289,581,867
Withheld	6,133,692

Votes Received (Amounts in thousands)
Lawrence R. Maffia
In Favor	289,544,612
Withheld	6,170,947

Mary E. Martinez
In Favor	289,745,394
Withheld	5,970,165

Marilyn McCoy
In Favor	289,336,040
Withheld	6,379,520

Dr. Robert A. Oden, Jr.
In Favor	288,968,016
Withheld	6,747,543

Marian U. Pardo
In Favor	289,619,985
Withheld	6,095,575

Emily A. Youssouf
In Favor	289,555,396
Withheld	6,160,163

Interested Nominee

Robert F. Deutsch	289,562,178
In Favor	6,153,382
Withheld

Nina O. Shenker
In Favor	289,698,757
Withheld	6,016,803

186	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

JPMorgan Trust IV (“JPM IIV”)

JPM IV held a special meeting of shareholders on October 27, 2021, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of JPM IV, including Equity Premium Income Fund, Hedged Equity 2 Fund and Hedged Equity 3 Fund.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee

John F. Finn
In Favor	2,308,022
Withheld	4,313

Steven P. Fisher
In Favor	2,309,583
Withheld	2,752

Gary L. French
In Favor	2,309,620
Withheld	2,715

Kathleen M. Gallagher
In Favor	2,309,789
Withheld	2,546

Robert J. Grassi
In Favor	2,309,623
Withheld	2,712

Frankie D. Hughes
In Favor	2,309,543
Withheld	2,791

Raymond Kanner
In Favor	2,309,644
Withheld	2,691

Thomas P. Lemke
In Favor	2,309,600
Withheld	2,735

Lawrence R. Maffia
In Favor	2,309,585
Withheld	2,750

Votes Received (Amounts in thousands)
Mary E. Martinez
In Favor	2,309,800
Withheld	2,534

Marilyn McCoy
In Favor	2,309,821
Withheld	2,514

Dr. Robert A. Oden, Jr.
In Favor	2,308,857
Withheld	3,478

Marian U. Pardo
In Favor	2,309,743
Withheld	2,591

Emily A. Youssouf
In Favor	2,309,749
Withheld	2,586

Interested Nominee

Robert F. Deutsch
In Favor	2,309,524
Withheld	2,811

Nina O. Shenker
In Favor	2,309,718
Withheld	2,616

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	187

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. December 2021.	SAN-LCE-1221

Semi-Annual Report

J.P. Morgan Funds

December 31, 2021 (Unaudited)

JPMorgan SmartSpendingSM 2015 Fund

JPMorgan SmartSpendingSM 2020 Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 8, 2022 (Unaudited)

Dear Shareholders,

U.S. equities led the year-long rally in developed market stocks as the global economic rebound advanced through 2021. While financial market volatility, a resurgence in the pandemic and accelerating inflation have carried into 2022, we believe that the outlook for the overall U.S. economy remains positive.

“Throughout the year ahead, J.P. Morgan Asset Management plans to seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.” — Andrea L. Lisher

A surge in U.S. consumer wealth — partly tied to rising values for homes and autos — and quarterly growth in corporate earnings have helped to bolster U.S. financial markets that were already well-supported by monetary and fiscal policies. Over the course of the past year, the U.S. jobless rate fell to pre-pandemic levels and reached 3.9% in December. At the same time, inflation has climbed significantly. The U.S. Federal Reserve (the “Fed”) has tapered its monthly asset purchasing program and indicated that it’s likely to raise interest rates as early as March 2022.

While rising interest rates may mark another phase of the economic cycle that presents financial markets with new challenges and opportunities, they may also signal a return to a more normal economic environment following two years of historically low rates. Meanwhile, the path of the pandemic remains a factor in the U.S. economy. Recent data suggest the increase in new infections in late 2021 and into 2022 had some impact on the U.S. economy — though job growth remained strong — but there is hope that the latest pandemic wave may recede in coming months. Additionally, there is hope that rising prices on commodities and goods will moderate as supply chain constraints ease over time and the Fed moves generally to tamp down inflationary pressures. We expect the U.S. economy to continue expanding in 2022, even if the pace of the expansion eases from 2021.

Throughout the year ahead, J.P. Morgan Asset Management plans to seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2021	J.P. MORGAN FUNDS	1

J.P. Morgan Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

Overall, U.S. equity markets generated positive returns in the second half of 2021, bolstered by continued monetary and fiscal support as well as strong consumer spending and record corporate profits. Despite historically high equity valuations in the U.S., the S&P 500 Index posted at least one record-high closing in each month during the period. Fixed income markets underperformed equity markets during the period and generally had mixed results during the period amid relatively low yields and investor expectations for rising interest rate.

Notably, the emergence of the omicron variant of COVID-19 and a global resurgence of the pandemic in the final months of 2021 led to higher volatility in financial markets and weighed on global petroleum prices.

The first months of the period saw upward momentum in U.S. equity prices following record high earnings and revenue reports from U.S. companies for the second quarter of 2021. However, equity markets slumped toward the end of September amid investor concerns about global supply chain disruptions, inflationary pressures and some weakening in U.S. consumer spending. During that month, the U.S. Federal Reserve (the “Fed”) set an initial schedule for tapering off its monthly bond purchases and indicated it may raise interest rates in late 2022 or early 2023.

Equity markets see-sawed in the final three months of the 2021. Stronger-than-expected corporate earnings and revenue for the third quarter of 2021, along with growth in jobs and consumer spending and a boom in U.S. consumer wealth, provided support for equity prices. In response to rising inflation and falling unemployment, the Fed accelerated its reduction in net asset purchases and indicated it may raise interest rates three times over 2022 and 2023.

Within U.S. equity, large cap stocks generally outperformed both mid cap and small cap stocks. Growth stocks led returns in the large cap indexes but value stocks outperformed growth stocks within mid cap and small cap indexes. Within fixed income markets, high yield bonds (also known as “junk bonds”) outperformed corporate bonds and U.S. Treasury securities.

2	J.P. MORGAN FUNDS	DECEMBER 31, 2021

JPMorgan SmartSpendingSM 2015 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	2.01%
Bloomberg U.S. Aggregate Index	0.06%
MSCI World Index (net of foreign withholding taxes)	7.76%
SmartSpending Composite Benchmark	3.17%

Net Assets as of 12/31/2021 (In Thousands)	$30,704

INVESTMENT OBJECTIVE**

The JPMorgan SmartSpendingSM 2015 Fund (the “Fund”) seeks to provide total return consisting of current income and some capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Bloomberg U.S. Aggregate Index (the “Benchmark”) and underperformed the MSCI World Index (net of foreign withholding taxes) for the six months ended December 31, 2021. The Fund underperformed the SmartSpending Composite Benchmark (the “Composite Benchmark”), which consists of 40% MSCI World Index (net of foreign withholding taxes) and 60% Bloomberg U.S. Aggregate Index, over the same period.

Relative to the Benchmark, which does not include equity securities, the Fund’s allocation to global equity markets was a leading contributor to performance, mostly due to the underperformance of core fixed income and emerging markets fixed income during the reporting period.

Relative to the MSCI World Index, which includes exposure primarily to developed market equities, the Fund’s allocation to fixed income securities detracted from performance as equity outperformed fixed income during the period. The Fund’s more broadly diversified equity exposure, including real estate investment trusts, contributed to relative performance.

Relative to the Composite Benchmark, the Fund’s overweight positions in U.S. large cap and high yield debt (also known as “junk bonds”) were leading contributors to performance.

HOW WAS THE PORTFOLIO POSITIONED?

The Fund invested in underlying J.P. Morgan Funds and third party exchange-traded funds to implement the Fund managers’ asset allocation decisions. The Fund’s portfolio managers used futures contracts in general to implement tactical asset allocations. The Fund’s portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the Fund’s portfolio. Relative to its Composite Benchmark, the Fund invested in a broader range of asset classes.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Investment Companies	39.3%
Exchange-Traded Funds	29.5
Corporate Bonds	7.8
U.S. Treasury Obligations	7.1
Mortgage-Backed Securities	6.0
Asset-Backed Securities	4.0
Others (each less than 1.0%)	1.0
Short-Term Investments	5.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	3

JPMorgan SmartSpendingSM 2015 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	December 30, 2016	2.01%	6.49%	5.97%	5.96%
CLASS R2 SHARES	December 30, 2016	1.79	6.00	5.33	5.33
CLASS R3 SHARES	December 30, 2016	1.91	6.32	5.59	5.59
CLASS R4 SHARES	December 30, 2016	1.96	6.50	5.85	5.84
CLASS R5 SHARES	December 30, 2016	2.11	6.71	6.01	6.01
CLASS R6 SHARES	December 30, 2016	2.20	6.81	6.13	6.12

*	Not annualized.

LIFE OF FUND PERFORMANCE (12/30/16 to 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 30, 2016.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartSpendingSM 2015 Fund, the MSCI World Index (net of foreign withholding taxes), the Bloomberg U.S. Aggregate Index and the SmartSpending Composite Benchmark from December 30, 2016 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index, the Bloomberg U.S. Aggregate Index and the SmartSpending Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg U.S. Aggregate Index is an unmanaged index representing SEC-registered taxable and dollar denominated securities. It covers the U.S.

investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through, and asset-backed securities. The MSCI World Index (net of foreign withholding taxes) is a broad measure of the performance of developed countries’ equity markets. The SmartSpending Composite Benchmark is a composite benchmark of unmanaged indexes that includes 40% MSCI World Index (net of foreign withholding taxes) and 60% Bloomberg U.S. Aggregate Index. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	DECEMBER 31, 2021

JPMorgan SmartSpendingSM 2020 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	1.95%
Bloomberg U.S. Aggregate Index	0.06%
MSCI World Index (net of foreign withholding taxes)	7.76%
SmartSpending Composite Benchmark	3.17%

Net Assets as of 12/31/2021 (In Thousands)	$27,762

INVESTMENT OBJECTIVE**

The JPMorgan SmartSpendingSM 2020 Fund (the “Fund”) seeks to provide total return consisting of current income and some capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Bloomberg U.S. Aggregate Index (the “Benchmark”) and underperformed the MSCI World Index (net of foreign withholding taxes) for the six months ended December 31, 2021. The Fund underperformed the SmartSpending Composite Benchmark (the “Composite Benchmark”), which consists of 40% MSCI World Index (net of foreign withholding taxes) and 60% Bloomberg U.S. Aggregate Index, over the same period.

Relative to the Benchmark, which does not include equity securities, the Fund’s allocation to global equity markets was a leading contributor to performance, mostly due to the underperformance of core fixed income and emerging markets fixed income during the reporting period.

Relative to the MSCI World Index, which includes exposure primarily to developed market equities, the Fund’s allocation to fixed income securities detracted from performance as equity outperformed fixed income during the period. The Fund’s more broadly diversified equity exposure, including real estate investment trusts, contributed to relative performance.

Relative to the Composite Benchmark, the Fund’s overweight positions in U.S. large cap and high yield debt (also known as “junk bonds”) were leading contributors to performance.

HOW WAS THE PORTFOLIO POSITIONED?

The Fund invested in underlying J.P. Morgan Funds and third party exchange-traded funds to implement the Fund managers’ asset allocation decisions. The Fund’s portfolio managers used futures contracts in general to implement tactical asset allocations. The Fund’s portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the Fund’s portfolio. Relative to its Composite Benchmark, the Fund invested in a broader range of asset classes.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Investment Companies	41.4%
Exchange-Traded Funds	28.9
Corporate Bonds	8.0
U.S. Treasury Obligations	7.3
Mortgage-Backed Securities	5.9
Asset-Backed Securities	3.3
Others (each less than 1.0%)	1.0
Short-Term Investments	4.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	5

JPMorgan SmartSpendingSM 2020 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS I SHARES	July 1, 2020	1.95%	6.02%	10.81%
CLASS R2 SHARES	July 1, 2020	1.66	5.46	10.25
CLASS R3 SHARES	July 1, 2020	1.84	5.78	10.55
CLASS R4 SHARES	July 1, 2020	1.96	6.03	10.81
CLASS R5 SHARES	July 1, 2020	2.05	6.18	10.97
CLASS R6 SHARES	July 1, 2020	2.08	6.28	11.07

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/1/20 to 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 1, 2020.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartSpendingSM 2020 Fund, the MSCI World Index (net of foreign withholding taxes), the Bloomberg U.S. Aggregate Index and the SmartSpending Composite Benchmark from July 1, 2020 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index, the Bloomberg U.S. Aggregate Index and the SmartSpending Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg U.S. Aggregate Index is an unmanaged index representing SEC-registered taxable and dollar denominated securities. It covers the U.S.

investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through, and asset-backed securities. The MSCI World Index (net of foreign withholding taxes) is a broad measure of the performance of developed countries’ equity markets. The SmartSpending Composite Benchmark is a composite benchmark of unmanaged indexes that includes 40% MSCI World Index (net of foreign withholding taxes) and 60% Bloomberg U.S. Aggregate Index. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN FUNDS	DECEMBER 31, 2021

JPMorgan SmartSpendingSM 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 39.6%

Fixed Income — 26.9%

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	75	579

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	76	585

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	44	395

JPMorgan High Yield Fund Class R6 Shares (a)	153	1,107

JPMorgan Income Fund Class R6 Shares (a)	82	770

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	210	2,310

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	259	2,520

Total Fixed Income		8,266

U.S. Equity — 12.7%

JPMorgan Equity Index Fund Class R6 Shares (a)	54	3,889

Total Investment Companies (Cost $10,812)		12,155

Exchange-Traded Funds — 29.7%

Alternative Assets — 1.9%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	5	589

Fixed Income — 11.3%

JPMorgan High Yield Research Enhanced ETF (a)	25	1,288

JPMorgan U.S. Aggregate Bond ETF (a)	40	2,177

Total Fixed Income		3,465

International Equity — 13.1%

iShares Core MSCI Emerging Markets ETF	17	1,021

JPMorgan BetaBuilders International Equity ETF (a)	50	2,990

Total International Equity		4,011

U.S. Equity — 3.4%

iShares Russell 2000 ETF	2	412

iShares Russell Mid-Cap ETF	8	644

Total U.S. Equity		1,056

Total Exchange-Traded Funds (Cost $7,999)		9,121

	PRINCIPAL AMOUNT ($000)
Corporate Bonds — 7.9%

Aerospace & Defense — 0.2%

Boeing Co. (The)

1.17%, 2/4/2023	5	5

1.43%, 2/4/2024	5	5

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Aerospace & Defense — continued

2.70%, 2/1/2027	32	32

3.45%, 11/1/2028	3	3

Leidos, Inc. 2.30%, 2/15/2031	11	11

Northrop Grumman Corp. 3.85%, 4/15/2045	7	8

Raytheon Technologies Corp. 2.25%, 7/1/2030	11	11

		75

Airlines — 0.0% (b)

American Airlines Pass-Through Trust Series 2021-1, Class A Shares, 2.88%, 7/11/2034	12	12

Auto Components — 0.0% (b)

Lear Corp. 2.60%, 1/15/2032	5	5

Automobiles — 0.3%

General Motors Co. 6.80%, 10/1/2027	15	18

Hyundai Capital America

1.15%, 11/10/2022 (c)	17	17

2.65%, 2/10/2025 (c)	5	5

1.30%, 1/8/2026 (c)	5	5

2.38%, 10/15/2027 (c)	14	14

1.80%, 1/10/2028 (c)	5	5

Nissan Motor Acceptance Co. LLC 2.80%, 1/13/2022 (c)	22	22

		86

Banks — 0.8%

Bank of America Corp.

4.00%, 1/22/2025	21	22

(SOFR + 1.01%), 1.20%, 10/24/2026 (d)	11	11

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (d)	23	25

(SOFR + 1.21%), 2.57%, 10/20/2032 (d)	5	5

(SOFR + 1.93%), 2.68%, 6/19/2041 (d)	21	20

Citigroup, Inc.

3.88%, 3/26/2025	34	36

(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (d)	5	5

(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (d)	11	12

(SOFR + 1.18%), 2.52%, 11/3/2032 (d)	5	5

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (d)	7	8

HSBC Holdings plc (United Kingdom) 6.10%, 1/14/2042	12	17

KeyCorp 2.25%, 4/6/2027	11	11

Mitsubishi UFJ Financial Group, Inc. (Japan) 3.74%, 3/7/2029	11	12

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	7

JPMorgan SmartSpendingSM 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

Wells Fargo & Co.

4.10%, 6/3/2026	11	12

(SOFR + 2.53%), 3.07%, 4/30/2041 (d)	12	12

Westpac Banking Corp. (Australia) 3.13%, 11/18/2041	4	4

		217

Beverages — 0.1%

Anheuser-Busch InBev Worldwide, Inc. (Belgium) 3.75%, 7/15/2042	14	15

Keurig Dr Pepper, Inc. 3.20%, 5/1/2030	11	12

		27

Biotechnology — 0.2%

AbbVie, Inc.

2.95%, 11/21/2026	3	3

3.20%, 11/21/2029	4	4

4.05%, 11/21/2039	32	37

Amgen, Inc. 3.15%, 2/21/2040	7	7

Gilead Sciences, Inc. 2.60%, 10/1/2040	11	11

Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	7	7

		69

Building Products — 0.0% (b)

Masco Corp. 2.00%, 10/1/2030	7	7

Capital Markets — 0.4%

Goldman Sachs Group, Inc. (The)

(SOFR + 0.57%), 0.67%, 3/8/2024 (d)	13	13

4.25%, 10/21/2025	46	50

(SOFR + 0.91%), 1.95%, 10/21/2027 (d)	5	5

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (d)	16	17

Macquarie Group Ltd. (Australia)

(SOFR + 1.07%), 1.34%, 1/12/2027 (c) (d)	10	10

Morgan Stanley 3.95%, 4/23/2027	14	16

(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039 (d)	12	14

		125

Chemicals — 0.1%

International Flavors & Fragrances, Inc. 3.47%, 12/1/2050 (c)	11	11

LYB International Finance III LLC 1.25%, 10/1/2025	11	11

		22

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Services & Supplies — 0.0% (b)

Republic Services, Inc. 1.75%, 2/15/2032	15	14

Construction & Engineering — 0.0% (b)

Quanta Services, Inc. 2.35%, 1/15/2032	10	10

Construction Materials — 0.0% (b)

Martin Marietta Materials, Inc. Series CB, 2.50%, 3/15/2030	7	7

Consumer Finance — 0.3%

Avolon Holdings Funding Ltd. (Ireland)

3.63%, 5/1/2022 (c)	5	5

2.88%, 2/15/2025 (c)	5	5

5.50%, 1/15/2026 (c)	19	21

2.13%, 2/21/2026 (c)	5	5

2.53%, 11/18/2027 (c)	13	13

Capital One Financial Corp.

3.80%, 1/31/2028	11	12

(SOFR + 1.27%), 2.62%, 11/2/2032 (d)	5	5

General Motors Financial Co., Inc.

1.25%, 1/8/2026	7	7

4.35%, 1/17/2027	2	2

Park Aerospace Holdings Ltd. (Ireland) 4.50%, 3/15/2023 (c)	5	5

		80

Containers & Packaging — 0.0% (b)

Graphic Packaging International LLC 1.51%, 4/15/2026 (c)	6	6

Diversified Financial Services — 0.0% (b)

Shell International Finance BV (Netherlands)

2.38%, 11/7/2029	7	7

3.13%, 11/7/2049	5	5

		12

Diversified Telecommunication Services — 0.2%

AT&T, Inc.

2.75%, 6/1/2031	21	21

3.50%, 6/1/2041	11	11

3.55%, 9/15/2055	4	4

Verizon Communications, Inc.

2.10%, 3/22/2028	5	5

3.15%, 3/22/2030	10	11

2.65%, 11/20/2040	5	5

3.85%, 11/1/2042	11	12

		69

Electric Utilities — 0.5%

Duke Energy Corp. 3.40%, 6/15/2029	11	12

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Electric Utilities — continued

Edison International 5.75%, 6/15/2027	6	7

Emera US Finance LP (Canada) 4.75%, 6/15/2046	12	14

Evergy, Inc. 2.90%, 9/15/2029	11	11

Indiana Michigan Power Co. 3.25%, 5/1/2051	5	5

Jersey Central Power & Light Co. 4.30%, 1/15/2026 (c)	7	8

New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (c)	7	6

NRG Energy, Inc.

2.00%, 12/2/2025 (c)	5	5

2.45%, 12/2/2027 (c)	24	23

OGE Energy Corp. 0.70%, 5/26/2023	5	5

Oklahoma Gas and Electric Co. 0.55%, 5/26/2023	5	5

Pacific Gas and Electric Co.

1.37%, 3/10/2023	10	10

1.70%, 11/15/2023	5	5

2.95%, 3/1/2026	4	4

3.75%, 8/15/2042 (e)	4	4

4.30%, 3/15/2045	1	1

PacifiCorp 4.15%, 2/15/2050	12	14

Southern California Edison Co. Series 20C, 1.20%, 2/1/2026	12	12

		151

Electrical Equipment — 0.0% (b)

Eaton Corp. 4.15%, 11/2/2042	7	8

Energy Equipment & Services — 0.0% (b)

Baker Hughes Holdings LLC 3.34%, 12/15/2027	7	7

Schlumberger Holdings Corp. 4.00%, 12/21/2025 (c)	7	8

		15

Entertainment — 0.1%

Activision Blizzard, Inc. 1.35%, 9/15/2030	4	4

Walt Disney Co. (The) 3.50%, 5/13/2040	11	12

		16

Equity Real Estate Investment Trusts (REITs) — 0.8%

Alexandria Real Estate Equities, Inc. 3.38%, 8/15/2031	7	8

American Tower Corp.

1.50%, 1/31/2028	5	5

1.88%, 10/15/2030	27	25

3.10%, 6/15/2050	7	6

2.95%, 1/15/2051	4	4

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Brixmor Operating Partnership LP

2.25%, 4/1/2028	10	10

2.50%, 8/16/2031	5	5

Corporate Office Properties LP 2.75%, 4/15/2031	5	5

Crown Castle International Corp. 3.10%, 11/15/2029	7	7

CubeSmart LP 2.00%, 2/15/2031	11	11

Digital Realty Trust LP 3.70%, 8/15/2027	7	8

Equinix, Inc. 2.90%, 11/18/2026	11	11

Federal Realty Investment Trust 1.25%, 2/15/2026	7	7

Healthcare Trust of America Holdings LP 2.00%, 3/15/2031	7	7

Healthpeak Properties, Inc.

2.13%, 12/1/2028	6	6

2.88%, 1/15/2031	7	7

Life Storage LP 2.40%, 10/15/2031	5	5

Mid-America Apartments LP 3.60%, 6/1/2027	3	3

Office Properties Income Trust 2.40%, 2/1/2027	10	10

Physicians Realty LP 2.63%, 11/1/2031	5	5

Public Storage

1.95%, 11/9/2028	3	3

2.25%, 11/9/2031	3	3

Realty Income Corp. 1.80%, 3/15/2033	5	5

Sabra Health Care LP 3.20%, 12/1/2031	5	5

Safehold Operating Partnership LP 2.85%, 1/15/2032	7	7

Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (c)	14	14

UDR, Inc.

2.10%, 8/1/2032	7	6

1.90%, 3/15/2033	5	5

WP Carey, Inc.

2.40%, 2/1/2031	11	10

2.45%, 2/1/2032	10	10

		223

Food & Staples Retailing — 0.2%

7-Eleven, Inc.

0.63%, 2/10/2023 (c)	15	14

0.95%, 2/10/2026 (c)	2	2

1.30%, 2/10/2028 (c)	2	2

2.50%, 2/10/2041 (c)	3	3

Alimentation Couche-Tard, Inc. (Canada)

2.95%, 1/25/2030 (c)	7	8

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	9

JPMorgan SmartSpendingSM 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Food & Staples Retailing — continued

3.44%, 5/13/2041 (c)	5	5

3.63%, 5/13/2051 (c)	5	5

Kroger Co. (The) 3.95%, 1/15/2050	7	8

Sysco Corp. 2.40%, 2/15/2030	11	11

		58

Food Products — 0.2%

Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	5	5

Conagra Brands, Inc. 1.38%, 11/1/2027	11	11

Mondelez International, Inc. 1.88%, 10/15/2032	11	10

Smithfield Foods, Inc. 3.00%, 10/15/2030 (c)	11	11

Tyson Foods, Inc. 3.55%, 6/2/2027	11	12

		49

Gas Utilities — 0.1%

Atmos Energy Corp.

0.63%, 3/9/2023	5	5

1.50%, 1/15/2031	6	6

CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	11	10

		21

Health Care Equipment & Supplies — 0.1%

Becton Dickinson and Co. 4.67%, 6/6/2047	12	15

Zimmer Biomet Holdings, Inc. 2.60%, 11/24/2031	5	5

		20

Health Care Providers & Services — 0.3%

Anthem, Inc. 2.25%, 5/15/2030	7	7

Banner Health 1.90%, 1/1/2031	4	4

Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	5	5

CVS Health Corp. 4.88%, 7/20/2035	5	6

HCA, Inc. 5.25%, 6/15/2026	23	26

MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	5	5

MultiCare Health System 2.80%, 8/15/2050	2	2

Piedmont Healthcare, Inc. 2.86%, 1/1/2052	5	5

Quest Diagnostics, Inc. 2.80%, 6/30/2031	7	7

Universal Health Services, Inc. 2.65%, 1/15/2032 (c)	5	5

West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	20	20

		92

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hotels, Restaurants & Leisure — 0.0% (b)

Starbucks Corp. 3.35%, 3/12/2050	7	7

Household Durables — 0.0% (b)

Lennar Corp.

4.50%, 4/30/2024	2	2

5.00%, 6/15/2027	11	13

		15

Household Products — 0.0% (b)

Kimberly-Clark Corp. 3.70%, 6/1/2043	7	8

Independent Power and Renewable Electricity Producers — 0.2%

Alexander Funding Trust 1.84%, 11/15/2023 (c)	15	15

Exelon Generation Co. LLC 3.25%, 6/1/2025	21	22

Southern Power Co. 5.15%, 9/15/2041	16	20

		57

Industrial Conglomerates — 0.0% (b)

Roper Technologies, Inc. 1.75%, 2/15/2031	7	7

Insurance — 0.3%

American International Group, Inc. 4.38%, 6/30/2050	7	9

Athene Global Funding

0.95%, 1/8/2024 (c)	11	11

2.75%, 6/25/2024 (c)	7	7

2.50%, 1/14/2025 (c)	4	4

1.45%, 1/8/2026 (c)	10	10

Brown & Brown, Inc. 2.38%, 3/15/2031	7	7

Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (c)	7	7

F&G Global Funding 1.75%, 6/30/2026 (c)	5	5

New York Life Insurance Co. 3.75%, 5/15/2050 (c)	7	8

Northwestern Mutual Global Funding 1.70%, 6/1/2028 (c)	5	5

Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (c)	7	7

		80

IT Services — 0.0% (b)

CGI, Inc. (Canada) 2.30%, 9/14/2031 (c)	6	6

Global Payments, Inc. 3.20%, 8/15/2029	4	4

		10

Leisure Products — 0.0% (b)

Hasbro, Inc. 3.90%, 11/19/2029	5	6

Life Sciences Tools & Services — 0.0% (b)

Thermo Fisher Scientific, Inc. 2.00%, 10/15/2031	10	10

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Machinery — 0.0% (b)

Otis Worldwide Corp. 3.11%, 2/15/2040	7	7

Media — 0.3%

Charter Communications Operating LLC

2.80%, 4/1/2031	21	21

3.50%, 6/1/2041	10	10

Comcast Corp.

3.25%, 11/1/2039	11	11

2.80%, 1/15/2051	3	3

Cox Communications, Inc. 1.80%, 10/1/2030 (c)	11	10

Discovery Communications LLC 3.63%, 5/15/2030	11	12

ViacomCBS, Inc.

4.38%, 3/15/2043	11	13

5.85%, 9/1/2043	3	4

		84

Metals & Mining — 0.1%

Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (c)	12	12

Steel Dynamics, Inc. 1.65%, 10/15/2027	5	5

Vale Overseas Ltd. (Brazil) 3.75%, 7/8/2030	6	6

		23

Multiline Retail — 0.1%

Kohl’s Corp. 3.38%, 5/1/2031	6	6

Nordstrom, Inc. 4.25%, 8/1/2031	10	10

		16

Multi-Utilities — 0.0% (b)

WEC Energy Group, Inc. 1.38%, 10/15/2027	11	11

Oil, Gas & Consumable Fuels — 0.8%

Boardwalk Pipelines LP 4.45%, 7/15/2027	5	5

BP Capital Markets America, Inc.

3.63%, 4/6/2030	7	8

2.77%, 11/10/2050	11	10

Chevron USA, Inc. 3.25%, 10/15/2029	5	5

ConocoPhillips 3.75%, 10/1/2027 (c)	7	8

Coterra Energy, Inc. 3.90%, 5/15/2027 (c)	5	5

Diamondback Energy, Inc. 3.25%, 12/1/2026	9	9

Enable Midstream Partners LP 5.00%, 5/15/2044 (e)	10	11

Energy Transfer LP 3.90%, 7/15/2026	11	12

Enterprise Products Operating LLC 4.45%, 2/15/2043	7	8

Exxon Mobil Corp. 3.00%, 8/16/2039	11	11

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Flex Intermediate Holdco LLC

3.36%, 6/30/2031 (c)	5	5

4.32%, 12/30/2039 (c)	5	5

Gray Oak Pipeline LLC

2.60%, 10/15/2025 (c)	14	15

3.45%, 10/15/2027 (c)	6	6

HollyFrontier Corp. 2.63%, 10/1/2023	7	7

MPLX LP 2.65%, 8/15/2030	11	11

NGPL PipeCo LLC 3.25%, 7/15/2031 (c)	5	5

Phillips 66 Partners LP 3.55%, 10/1/2026	7	7

Pioneer Natural Resources Co. 1.90%, 8/15/2030	7	7

Plains All American Pipeline LP 4.65%, 10/15/2025	11	12

Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	7	8

TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	7	7

TransCanada PipeLines Ltd. (Canada) 4.10%, 4/15/2030	7	8

Williams Cos., Inc. (The) 2.60%, 3/15/2031	5	5

		200

Pharmaceuticals — 0.2%

Bristol-Myers Squibb Co.

3.40%, 7/26/2029	2	2

4.13%, 6/15/2039	5	6

2.35%, 11/13/2040	9	8

Merck & Co., Inc. 2.35%, 6/24/2040	7	7

Royalty Pharma plc 3.30%, 9/2/2040	11	11

Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	11	12

Viatris, Inc. 3.85%, 6/22/2040	11	12

		58

Professional Services — 0.0% (b)

IHS Markit Ltd. 4.25%, 5/1/2029	10	11

Road & Rail — 0.1%

CSX Corp. 3.80%, 11/1/2046	5	6

Kansas City Southern 4.70%, 5/1/2048	3	4

Norfolk Southern Corp. 3.05%, 5/15/2050	5	5

Penske Truck Leasing Co. LP 1.20%, 11/15/2025 (c)	11	11

Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (c)	15	14

Union Pacific Corp. 3.55%, 8/15/2039	5	6

		46

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	11

JPMorgan SmartSpendingSM 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Semiconductors & Semiconductor Equipment — 0.3%

Analog Devices, Inc. 2.80%, 10/1/2041	4	4

Broadcom, Inc.

1.95%, 2/15/2028 (c)	9	9

4.15%, 11/15/2030	23	26

KLA Corp. 3.30%, 3/1/2050	6	6

Microchip Technology, Inc.

0.97%, 2/15/2024	10	10

0.98%, 9/1/2024 (c)	5	5

NXP BV (China)

2.50%, 5/11/2031 (c)	5	5

3.25%, 5/11/2041 (c)	5	5

Xilinx, Inc. 2.38%, 6/1/2030	12	12

		82

Software — 0.1%

Citrix Systems, Inc. 1.25%, 3/1/2026	5	5

Oracle Corp. 3.80%, 11/15/2037	17	18

VMware, Inc.

1.40%, 8/15/2026	7	7

4.70%, 5/15/2030	11	12

		42

Specialty Retail — 0.1%

AutoZone, Inc. 3.63%, 4/15/2025	11	12

Lowe’s Cos., Inc. 3.70%, 4/15/2046	7	8

O’Reilly Automotive, Inc. 3.90%, 6/1/2029	7	8

Tractor Supply Co. 1.75%, 11/1/2030	8	7

		35

Technology Hardware, Storage & Peripherals — 0.1%

Dell International LLC 6.20%, 7/15/2030	18	23

Tobacco — 0.1%

Altria Group, Inc. 2.45%, 2/4/2032	10	9

BAT Capital Corp. (United Kingdom)

2.26%, 3/25/2028	13	13

4.39%, 8/15/2037	5	5

3.73%, 9/25/2040	6	6

		33

Trading Companies & Distributors — 0.1%

Air Lease Corp.

3.38%, 7/1/2025	5	5

1.88%, 8/17/2026	15	15

		20

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wireless Telecommunication Services — 0.1%

Rogers Communications, Inc. (Canada) 3.70%, 11/15/2049	7	7

T-Mobile USA, Inc.

2.55%, 2/15/2031	17	17

3.00%, 2/15/2041	11	11

		35

Total Corporate Bonds (Cost $2,478)		2,422

U.S. Treasury Obligations — 7.1%

U.S. Treasury Bonds

1.13%, 5/15/2040	49	43

1.13%, 8/15/2040	67	58

1.38%, 11/15/2040	7	6

2.25%, 5/15/2041	8	8

2.25%, 8/15/2046	15	16

1.38%, 8/15/2050	260	229

1.63%, 11/15/2050	58	54

1.88%, 2/15/2051	6	6

U.S. Treasury Notes

1.38%, 1/31/2022 (f)	508	509

0.13%, 9/15/2023	307	304

0.25%, 8/31/2025	291	282

0.38%, 11/30/2025	226	219

0.50%, 8/31/2027	179	171

0.63%, 11/30/2027	45	43

1.25%, 3/31/2028	65	64

1.00%, 7/31/2028	35	34

0.63%, 8/15/2030	2	2

1.13%, 2/15/2031	25	24

1.63%, 5/15/2031	10	10

U.S. Treasury STRIPS Bonds

1.02%, 8/15/2026 (g)	40	38

1.15%, 5/15/2027 (g)	40	37

2.35%, 5/15/2041 (g)	55	37

Total U.S. Treasury Obligations (Cost $2,220)		2,194

Mortgage-Backed Securities — 6.0%

FHLMC UMBS, 30 Year

Pool # ZL3032, 3.50%, 5/1/2042	10	10

Pool # QB4026, 2.50%, 10/1/2050	27	28

Pool # QB4045, 2.50%, 10/1/2050	17	17

Pool # QB4484, 2.50%, 10/1/2050	10	10

Pool # QB4542, 2.50%, 10/1/2050	8	9

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # RA4224, 3.00%, 11/1/2050	5	5

Pool # QB8503, 2.50%, 2/1/2051	15	15

FNMA

Pool # BS4290, 1.95%, 10/1/2029	100	101

FNMA UMBS, 30 Year

Pool # CA2826, 5.50%, 12/1/2048	20	22

Pool # FM3118, 3.00%, 5/1/2050	7	7

Pool # BQ2894, 3.00%, 9/1/2050	13	14

Pool # BQ3996, 2.50%, 10/1/2050	11	12

Pool # BQ5243, 3.50%, 10/1/2050	4	4

Pool # CA7398, 3.50%, 10/1/2050	15	16

Pool # CA8637, 4.00%, 1/1/2051	36	39

Pool # BU1805, 2.50%, 12/1/2051	25	26

FNMA, Other

Pool # AN2009, 2.70%, 7/1/2026	19	20

Pool # AM3010, 5.07%, 3/1/2028	9	10

Pool # BL8639, 1.09%, 4/1/2028	10	10

Pool # AM5319, 4.34%, 1/1/2029	9	10

Pool # BL5457, 2.57%, 7/1/2029	10	11

Pool # BS0448, 1.27%, 12/1/2029	20	19

Pool # BL9748, 1.60%, 12/1/2029	5	5

Pool # AN7593, 2.99%, 12/1/2029	5	5

Pool # AN8285, 3.11%, 3/1/2030	5	5

Pool # AM8544, 3.08%, 4/1/2030	5	5

Pool # BL9045, 1.58%, 7/1/2030	15	15

Pool # BL9251, 1.45%, 10/1/2030	20	19

Pool # BL9891, 1.37%, 12/1/2030	10	10

Pool # AN6149, 3.14%, 7/1/2032	15	17

Pool # BM3226, 3.44%, 10/1/2032 (h)	29	32

Pool # AN7923, 3.33%, 1/1/2033	10	11

Pool # AN9067, 3.51%, 5/1/2033	5	6

Pool # BL1012, 4.03%, 12/1/2033	5	6

Pool # BL0900, 4.08%, 2/1/2034	5	6

Pool # AN4430, 3.61%, 1/1/2037	8	9

Pool # BF0230, 5.50%, 1/1/2058	24	29

Pool # BF0497, 3.00%, 7/1/2060	12	13

FNMA/FHLMC UMBS, Single Family, 30 Year TBA, 2.50%, 2/25/2052 (i)	240	244

GNMA II, 30 Year

Pool # BY3432, 3.50%, 9/20/2050	17	19

Pool # BR3929, 3.50%, 10/20/2050	9	9

Pool # BW1726, 3.50%, 10/20/2050	17	18

Pool # BS8546, 2.50%, 12/20/2050	32	32

Pool # BR3928, 3.00%, 12/20/2050	15	16

Pool # BU7538, 3.00%, 12/20/2050	13	15

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 785294, 3.50%, 1/20/2051	32	35

Pool # CA8452, 3.00%, 2/20/2051	39	41

Pool # CB1543, 3.00%, 2/20/2051	30	31

Pool # CA3588, 3.50%, 2/20/2051	28	30

Pool # CB1536, 3.50%, 2/20/2051	30	32

Pool # CB1542, 3.00%, 3/20/2051	20	21

Pool # CB4433, 3.00%, 3/20/2051	33	35

Pool # CC0070, 3.00%, 3/20/2051	4	5

Pool # CC8726, 3.00%, 3/20/2051	5	5

Pool # CC8738, 3.00%, 3/20/2051	5	5

Pool # CC8723, 3.50%, 3/20/2051	34	37

Pool # CC0088, 4.00%, 3/20/2051	4	4

Pool # CC0092, 4.00%, 3/20/2051	4	4

Pool # CC8727, 3.00%, 4/20/2051	9	10

Pool # CC8739, 3.00%, 4/20/2051	25	26

Pool # CC8740, 3.00%, 4/20/2051	20	21

Pool # CC8751, 3.00%, 4/20/2051	5	5

Pool # CA3563, 3.50%, 7/20/2051	15	16

Pool # CE2586, 3.50%, 7/20/2051	25	27

Pool # MA7534, 2.50%, 8/20/2051	402	411

Pool # MA7649, 2.50%, 10/20/2051	35	36

Pool # CK1527, 3.50%, 12/20/2051	20	22

GNMA II, Other Pool # 785183, 2.94%, 10/20/2070 (h)	24	24

Total Mortgage-Backed Securities (Cost $1,870)		1,844

Asset-Backed Securities — 4.0%

ACC Auto Trust Series 2021-A, Class A, 1.08%, 4/15/2027 (c)	75	75

Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (c)	25	25

American Airlines Pass-Through Trust

Series 2016-2, Class AA, 3.20%, 6/15/2028	19	19

Series 2016-3, Class AA, 3.00%, 10/15/2028	19	19

Series 2021-1, Class B, 3.95%, 7/11/2030	14	14

Series 2019-1, Class AA, 3.15%, 2/15/2032	26	25

American Credit Acceptance Receivables Trust

Series 2021-1, Class A, 0.35%, 5/13/2024 (c)	6	6

Series 2021-1, Class B, 0.61%, 3/13/2025 (c)	10	10

Series 2020-4, Class C, 1.31%, 12/14/2026 (c)	15	15

AmeriCredit Automobile Receivables Trust

Series 2018-3, Class D, 4.04%, 11/18/2024	15	16

Series 2020-3, Class B, 0.76%, 12/18/2025	10	10

Series 2020-3, Class C, 1.06%, 8/18/2026	5	5

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	13

JPMorgan SmartSpendingSM 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Business Jet Securities LLC Series 2021-1A, Class A, 2.16%, 4/15/2036 (c)	84	82

CarMax Auto Owner Trust

Series 2019-3, Class C, 2.60%, 6/16/2025	15	15

Series 2020-4, Class C, 1.30%, 8/17/2026	5	5

Carvana Auto Receivables Trust

Series 2019-4A, Class D, 3.07%, 7/15/2025 (c)	35	36

Series 2020-P1, Class C, 1.32%, 11/9/2026	15	15

DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (c)	25	25

Delta Air Lines Pass-Through Trust Series 2020-1, Class A, 2.50%, 6/10/2028	9	9

Drive Auto Receivables Trust Series 2020-1, Class D, 2.70%, 5/17/2027	35	36

DT Auto Owner Trust

Series 2021-1A, Class C, 0.84%, 10/15/2026 (c)	10	10

Series 2021-2A, Class C, 1.10%, 2/16/2027 (c)	25	25

Series 2021-4A, Class D, 1.99%, 9/15/2027 (c)	25	25

Exeter Automobile Receivables Trust

Series 2021-1A, Class A3, 0.34%, 3/15/2024	6	6

Series 2021-1A, Class B, 0.50%, 2/18/2025	20	20

Series 2021-2A, Class C, 0.98%, 6/15/2026	15	15

FHF Trust Series 2021-1A, Class A, 1.27%, 3/15/2027 (c)	25	25

First Investors Auto Owner Trust Series 2021-1A, Class B, 0.89%, 3/15/2027 (c)	10	10

Flagship Credit Auto Trust

Series 2021-2, Class A, 0.37%, 12/15/2026 (c)	23	23

Series 2021-1, Class B, 0.68%, 2/16/2027 (c)	10	10

Series 2020-4, Class C, 1.28%, 2/16/2027 (c)	10	10

GLS Auto Receivables Issuer Trust Series 2020-4A, Class B, 0.87%, 12/16/2024 (c)	10	10

GLS Auto Receivables Trust Series 2021-2A, Class B, 0.77%, 9/15/2025 (c)	10	10

JetBlue Pass-Through Trust Series 2020-1, Class B, 7.75%, 11/15/2028	6	7

Pagaya AI Debt Selection Trust

Series 2021-1, Class A, 1.18%, 11/15/2027 (c)	77	77

Series 2021-HG1, Class A, 1.22%, 1/16/2029 (c)	93	92

Series 2021-3, Class A, 1.15%, 5/15/2029 (c)	92	92

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Prestige Auto Receivables Trust Series 2020-1A, Class C, 1.31%, 11/16/2026 (c)	15	15

Santander Consumer Auto Receivables Trust Series 2021-AA, Class B, 0.71%, 8/17/2026 (c)	10	10

Santander Drive Auto Receivables Trust

Series 2019-3, Class D, 2.68%, 10/15/2025	19	19

Series 2020-4, Class C, 1.01%, 1/15/2026	10	10

United Airlines Pass-Through Trust

Series 2016-2, Class B, 3.65%, 10/7/2025	3	3

Series 2019-2, Class B, 3.50%, 5/1/2028	8	8

Series 2016-2, Class A, 3.10%, 10/7/2028	4	4

Series 2018-1, Class A, 3.70%, 3/1/2030	9	9

United Auto Credit Securitization Trust Series 2021-1, Class C, 0.84%, 6/10/2026 (c)	20	20

Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (c)	46	46

VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (c) (e)	76	76

VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (c) (e)	28	28

Westlake Automobile Receivables Trust

Series 2020-3A, Class C, 1.24%, 11/17/2025 (c)	10	10

Series 2020-3A, Class D, 1.65%, 2/17/2026 (c)	10	10

Series 2021-1A, Class C, 0.95%, 3/16/2026 (c)	30	30

Total Asset-Backed Securities (Cost $1,233)		1,227

Collateralized Mortgage Obligations — 0.6%

Bayview Finance LLC 0.00%, 7/12/2033 ‡	20	20

FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	7	8

FNMA, Grantor Trust, Whole Loan Series 2001-T12, Class A1, 6.50%, 8/25/2041	3	3

FNMA, REMIC

Series 2018-72, Class VB, 3.50%, 10/25/2031	8	8

Series 2019-7, Class CA, 3.50%, 11/25/2057	38	40

FNMA, REMIC Trust, Whole Loan

Series 2002-W3, Class A4, 6.50%, 11/25/2041	14	16

Seasoned Credit Risk Transfer Trust

Series 2018-1, Class M60C, 3.50%, 5/25/2057	9	10

Series 2019-2, Class M55D, 4.00%, 8/25/2058	12	13

Series 2019-3, Class M55D, 4.00%, 10/25/2058	12	13

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2020-3, Class M5TW, 3.00%, 5/25/2060 ‡	17	18

Series 2020-3, Class TTW, 3.00%, 5/25/2060 ‡	21	20

Total Collateralized Mortgage Obligations (Cost $169)		169

Commercial Mortgage-Backed Securities — 0.5%

ACRE Commercial Mortgage Ltd. (Cayman Islands)

Series 2021-FL4, Class A, 0.93%, 12/18/2037 (c) (h)	10	10

Series 2021-FL4, Class AS, 1.20%, 12/18/2037 (c) (h)	10	10

BPR Trust Series 2021-KEN, Class A, 1.36%, 2/15/2029 (c) (h)	20	20

FHLMC, Multi-Family Structured Credit Risk Series 2021-MN2, Class M1, 1.85%, 7/25/2041 (c) (h)	15	15

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K-1511, Class A1, 3.28%, 10/25/2030	14	15

Series K-1510, Class A2, 3.72%, 1/25/2031	5	6

FNMA ACES

Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	7	7

Series 2021-M3, Class X1, IO, 2.00%, 11/25/2033 (h)	96	12

FREMF Mortgage Trust

Series 2017-KGX1, Class BFX, 3.59%, 10/25/2027 (c) (h)	10	10

Series 2016-K56, Class B, 3.94%, 6/25/2049 (c) (h)	5	5

Series 2016-K58, Class B, 3.74%, 9/25/2049 (c) (h)	25	28

Series 2017-K728, Class C, 3.65%, 11/25/2050 (c) (h)	10	10

KKR Industrial Portfolio Trust Series 2021-KDIP, Class B, 0.91%, 12/15/2037 ‡ (c) (h)	8	7

Total Commercial Mortgage-Backed Securities (Cost $157)		155

Investments	SHARES (000)	VALUE ($000)
Short-term Investments — 5.4%

Investment Companies — 5.4%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (j) (Cost $1,648)	1,648	1,648

Total Investments — 100.8% (Cost $28,586)		30,935
Liabilities in Excess of Other Assets — (0.8)%		(231)

Net Assets — 100.0%		30,704

Percentages indicated are based on net assets.

Abbreviations

ACES	Alternative Credit Enhancement Securities
ETF	Exchange-Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2021.
(e)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of December 31, 2021.
(f)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	15

JPMorgan SmartSpendingSM 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(g)	The rate shown is the effective yield as of December 31, 2021.
(h)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2021.
(i)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(j)	The rate shown is the current yield as of December 31, 2021.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
EURO STOXX 50 Index	6	03/2022	EUR	292	10
MSCI EAFE E-Mini Index	2	03/2022	USD	232	6
Russell 2000 E-Mini Index	1	03/2022	USD	112	3
S&P 500 E-Mini Index	5	03/2022	USD	1,190	25
U.S. Treasury 10 Year Note	11	03/2022	USD	1,434	11

					55

Abbreviations

EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	DECEMBER 31, 2021

JPMorgan SmartSpendingSM 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment Companies — 41.6%

Fixed Income — 26.8%

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	72	553

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	66	508

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	40	354

JPMorgan High Yield Fund Class R6 Shares (a)	137	993

JPMorgan Income Fund Class R6 Shares (a)	74	694

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	191	2,100

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	230	2,236

Total Fixed Income		7,438

U.S. Equity — 14.8%

JPMorgan Equity Index Fund Class R6 Shares (a)	57	4,105

Total Investment Companies (Cost $10,183)		11,543

Exchange-Traded Funds — 29.1%

Alternative Assets — 2.0%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	5	568

Fixed Income — 11.0%

JPMorgan High Yield Research Enhanced ETF (a)	22	1,155

JPMorgan U.S. Aggregate Bond ETF (a)	35	1,876

Total Fixed Income		3,031

International Equity — 12.8%

iShares Core MSCI Emerging Markets ETF	15	883

JPMorgan BetaBuilders International Equity ETF (a)	45	2,680

Total International Equity		3,563

U.S. Equity — 3.3%

iShares Russell 2000 ETF	2	359

iShares Russell Mid-Cap ETF	7	548

Total U.S. Equity		907

Total Exchange-Traded Funds (Cost $6,941)		8,069

	PRINCIPAL AMOUNT ($000)
Corporate Bonds — 8.0%

Aerospace & Defense — 0.3%

Boeing Co. (The)

1.17%, 2/4/2023	5	5

1.43%, 2/4/2024	5	5

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Aerospace & Defense — continued

2.70%, 2/1/2027	29	30

3.45%, 11/1/2028	2	2

Leidos, Inc. 2.30%, 2/15/2031	15	14

Northrop Grumman Corp. 3.85%, 4/15/2045	7	8

Raytheon Technologies Corp. 2.25%, 7/1/2030	9	9

		73

Airlines — 0.0% (b)

American Airlines Pass-Through Trust Series 2021-1, Class A Shares, 2.88%, 7/11/2034	10	10

Auto Components — 0.0% (b)

Lear Corp. 2.60%, 1/15/2032	5	5

Automobiles — 0.3%

General Motors Co. 6.80%, 10/1/2027	13	16

Hyundai Capital America

1.15%, 11/10/2022 (c)	15	15

1.30%, 1/8/2026 (c)	5	5

2.38%, 10/15/2027 (c)	13	13

1.80%, 1/10/2028 (c)	5	5

Nissan Motor Acceptance Co. LLC 2.80%, 1/13/2022 (c)	20	20

		74

Banks — 0.6%

Bank of America Corp. 4.00%, 1/22/2025	33	36

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (d)	16	17

(SOFR + 1.21%), 2.57%, 10/20/2032 (d)	5	5

(SOFR + 1.93%), 2.68%, 6/19/2041 (d)	15	14

Citigroup, Inc. 3.88%, 3/26/2025	29	31

(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (d)	5	5

(SOFR + 1.18%), 2.52%, 11/3/2032 (d)	5	5

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (d)	7	8

HSBC Holdings plc (United Kingdom) 6.10%, 1/14/2042	10	14

KeyCorp 2.25%, 4/6/2027	15	15

Mitsubishi UFJ Financial Group, Inc. (Japan) 3.74%, 3/7/2029	17	19

Wells Fargo & Co. 4.10%, 6/3/2026	14	15

Westpac Banking Corp. (Australia) 3.13%, 11/18/2041	4	4

		188

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	17

JPMorgan SmartSpendingSM 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued

Beverages — 0.1%

Anheuser-Busch InBev Worldwide, Inc. (Belgium) 3.75%, 7/15/2042	25	27

Keurig Dr Pepper, Inc. 3.20%, 5/1/2030	10	11

		38

Biotechnology — 0.2%
AbbVie, Inc.

2.95%, 11/21/2026	2	2

3.20%, 11/21/2029	5	5

4.05%, 11/21/2039	29	34

Amgen, Inc. 3.15%, 2/21/2040	7	7

Gilead Sciences, Inc. 2.60%, 10/1/2040	15	14

Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	6	6

		68

Building Products — 0.0% (b)

Masco Corp. 2.00%, 10/1/2030	6	6

Capital Markets — 0.5%

Goldman Sachs Group, Inc. (The)

(SOFR + 0.57%), 0.67%, 3/8/2024 (d)	12	12

4.25%, 10/21/2025	47	50

(SOFR + 0.80%), 1.43%, 3/9/2027 (d)	5	5

(SOFR + 0.91%), 1.95%, 10/21/2027 (d)	5	5

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (d)	5	5

Macquarie Group Ltd. (Australia) (SOFR + 1.07%), 1.34%, 1/12/2027 (c) (d)	10	10

Morgan Stanley 3.95%, 4/23/2027	16	18

(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039 (d)	18	21

		126

Chemicals — 0.1%

International Flavors & Fragrances, Inc. 3.47%, 12/1/2050 (c)	16	17

LYB International Finance III LLC 1.25%, 10/1/2025	15	15

		32

Construction & Engineering — 0.0% (b)

Quanta Services, Inc. 2.35%, 1/15/2032	5	5

Construction Materials — 0.0% (b)

Martin Marietta Materials, Inc.

Series CB, 2.50%, 3/15/2030	6	6

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Consumer Finance — 0.2%
Avolon Holdings Funding Ltd. (Ireland)

5.50%, 1/15/2023 (c)	2	2

2.88%, 2/15/2025 (c)	5	5

5.50%, 1/15/2026 (c)	21	24

2.13%, 2/21/2026 (c)	5	5

4.25%, 4/15/2026 (c)	5	5

2.53%, 11/18/2027 (c)	4	4

Capital One Financial Corp. 3.80%, 1/31/2028	10	11

General Motors Financial Co., Inc. 4.35%, 1/17/2027	2	2

Park Aerospace Holdings Ltd. (Ireland) 4.50%, 3/15/2023 (c)	5	5

		63

Containers & Packaging — 0.0% (b)

Graphic Packaging International LLC 1.51%, 4/15/2026 (c)	6	6

Diversified Financial Services — 0.0% (b)

Shell International Finance BV (Netherlands) 2.38%, 11/7/2029	9	9

Diversified Telecommunication Services — 0.3%

AT&T, Inc.

2.75%, 6/1/2031	19	19

3.50%, 6/1/2041	9	9

3.55%, 9/15/2055	8	8

Verizon Communications, Inc.

3.15%, 3/22/2030	16	17

2.65%, 11/20/2040	6	6

3.85%, 11/1/2042	10	11

		70

Electric Utilities — 0.6%

Duke Energy Corp. 3.40%, 6/15/2029	17	18

Edison International 5.75%, 6/15/2027	4	5

Emera US Finance LP (Canada) 4.75%, 6/15/2046	18	21

Evergy, Inc. 2.90%, 9/15/2029	16	16

Jersey Central Power & Light Co. 4.30%, 1/15/2026 (c)	7	8

New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (c)	6	6

NRG Energy, Inc. 2.00%, 12/2/2025 (c)	5	5

2.45%, 12/2/2027 (c)	33	32

OGE Energy Corp. 0.70%, 5/26/2023	5	5

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued

Electric Utilities — continued

Oklahoma Gas and Electric Co. 0.55%, 5/26/2023	5	5

Pacific Gas and Electric Co.

1.70%, 11/15/2023	5	5

2.95%, 3/1/2026	4	4

3.75%, 8/15/2042 (e)	5	5

4.30%, 3/15/2045	1	1

PacifiCorp 4.15%, 2/15/2050	19	22

Southern California Edison Co.

Series 20C, 1.20%, 2/1/2026	12	12

		170

Electrical Equipment — 0.0% (b)

Eaton Corp. 4.15%, 11/2/2042	7	8

Energy Equipment & Services — 0.1%

Baker Hughes Holdings LLC 3.34%, 12/15/2027	7	7

Schlumberger Holdings Corp. 4.00%, 12/21/2025 (c)	7	8

		15

Entertainment — 0.1%

Activision Blizzard, Inc. 1.35%, 9/15/2030	5	5

Walt Disney Co. (The) 3.50%, 5/13/2040	10	11

		16

Equity Real Estate Investment Trusts (REITs) — 0.6%

Alexandria Real Estate Equities, Inc. 3.38%, 8/15/2031	7	8

American Tower Corp.

1.50%, 1/31/2028	5	5

1.88%, 10/15/2030	26	24

3.10%, 6/15/2050	10	9

2.95%, 1/15/2051	5	5

Brixmor Operating Partnership LP

2.25%, 4/1/2028	10	10

2.50%, 8/16/2031	5	5

Corporate Office Properties LP 2.75%, 4/15/2031	5	5

Crown Castle International Corp. 3.10%, 11/15/2029	7	7

CubeSmart LP 2.00%, 2/15/2031	9	9

Equinix, Inc. 2.90%, 11/18/2026	9	9

Healthcare Trust of America Holdings LP 2.00%, 3/15/2031	6	6

Healthpeak Properties, Inc.

2.13%, 12/1/2028	5	5

2.88%, 1/15/2031	6	6

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Life Storage LP 2.40%, 10/15/2031	5	5

Mid-America Apartments LP 3.60%, 6/1/2027	2	2

Office Properties Income Trust 2.40%, 2/1/2027	5	5

Physicians Realty LP 2.63%, 11/1/2031	5	5

Public Storage

1.95%, 11/9/2028	3	3

2.25%, 11/9/2031	2	2

Sabra Health Care LP 3.20%, 12/1/2031	5	5

Safehold Operating Partnership LP 2.85%, 1/15/2032	6	6

Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (c)	15	15

UDR, Inc. 2.10%, 8/1/2032	6	6

WP Carey, Inc. 2.40%, 2/1/2031	15	15

		182

Food & Staples Retailing — 0.2%

7-Eleven, Inc.

0.63%, 2/10/2023 (c)	15	14

0.95%, 2/10/2026 (c)	2	2

1.30%, 2/10/2028 (c)	2	2

2.50%, 2/10/2041 (c)	3	3

Alimentation Couche-Tard, Inc. (Canada)

2.95%, 1/25/2030 (c)	6	7

3.44%, 5/13/2041 (c)	5	5

3.63%, 5/13/2051 (c)	5	5

Sysco Corp. 2.40%, 2/15/2030	13	13

		51

Food Products — 0.2%

Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	5	5

Conagra Brands, Inc. 1.38%, 11/1/2027	15	14

Smithfield Foods, Inc. 3.00%, 10/15/2030 (c)	13	13

Tyson Foods, Inc. 3.55%, 6/2/2027	10	11

		43

Gas Utilities — 0.1%

Atmos Energy Corp.

0.63%, 3/9/2023	5	5

1.50%, 1/15/2031	10	10

CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	15	14

		29

Health Care Equipment & Supplies — 0.1%

Becton Dickinson and Co. 4.67%, 6/6/2047	19	24

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	19

JPMorgan SmartSpendingSM 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued

Health Care Providers & Services — 0.3%

Anthem, Inc. 2.25%, 5/15/2030	6	6

CVS Health Corp.

4.88%, 7/20/2035	5	6

2.70%, 8/21/2040	9	9

HCA, Inc.

5.25%, 6/15/2026	17	19

3.50%, 7/15/2051	5	5

MedStar Health, Inc.

Series 20A, 3.63%, 8/15/2049	5	5

Piedmont Healthcare, Inc. 2.86%, 1/1/2052	5	5

Universal Health Services, Inc. 2.65%, 1/15/2032 (c)	5	5

West Virginia United Health System Obligated Group

Series 2020, 3.13%, 6/1/2050	20	20

		80

Household Durables — 0.0% (b)

Lennar Corp. 5.00%, 6/15/2027	9	10

Independent Power and Renewable Electricity Producers — 0.3%

Alexander Funding Trust 1.84%, 11/15/2023 (c)	8	8

Exelon Generation Co. LLC 3.25%, 6/1/2025	32	34

Southern Power Co. 5.15%, 9/15/2041	29	35

		77

Industrial Conglomerates — 0.0% (b)

Roper Technologies, Inc. 1.75%, 2/15/2031	6	6

Insurance — 0.3%

American International Group, Inc. 4.38%, 6/30/2050	8	10

Athene Global Funding

0.95%, 1/8/2024 (c)	7	7

2.75%, 6/25/2024 (c)	6	6

2.50%, 1/14/2025 (c)	2	2

1.45%, 1/8/2026 (c)	10	10

Brown & Brown, Inc. 2.38%, 3/15/2031	6	6

Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (c)	7	7

F&G Global Funding 1.75%, 6/30/2026 (c)	5	5

New York Life Insurance Co. 3.75%, 5/15/2050 (c)	7	8

Northwestern Mutual Global Funding 1.70%, 6/1/2028 (c)	5	5

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Insurance — continued

Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (c)	6	6

		72

IT Services — 0.0% (b)

CGI, Inc. (Canada) 2.30%, 9/14/2031 (c)	6	6

Global Payments, Inc. 3.20%, 8/15/2029	4	4

		10

Leisure Products — 0.0% (b)

Hasbro, Inc. 3.90%, 11/19/2029	5	6

Media — 0.4%

Charter Communications Operating LLC

2.80%, 4/1/2031	19	19

3.50%, 6/1/2041	5	5

Comcast Corp. 3.25%, 11/1/2039	16	17

Cox Communications, Inc. 1.80%, 10/1/2030 (c)	15	14

Discovery Communications LLC 3.63%, 5/15/2030	10	11

ViacomCBS, Inc.

4.38%, 3/15/2043	10	11

5.85%, 9/1/2043	25	33

		110

Metals & Mining — 0.1%

Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (c)	8	8

Steel Dynamics, Inc. 1.65%, 10/15/2027	6	6

Vale Overseas Ltd. (Brazil) 3.75%, 7/8/2030	4	4

		18

Multiline Retail — 0.1%

Kohl’s Corp. 3.38%, 5/1/2031	6	6

Nordstrom, Inc. 4.25%, 8/1/2031	9	9

		15

Multi-Utilities — 0.1%

WEC Energy Group, Inc. 1.38%, 10/15/2027	15	14

Oil, Gas & Consumable Fuels — 0.6%

BP Capital Markets America, Inc. 2.77%, 11/10/2050	15	14

Chevron USA, Inc. 3.25%, 10/15/2029	5	5

ConocoPhillips 3.75%, 10/1/2027 (c)	7	8

Coterra Energy, Inc. 3.90%, 5/15/2027 (c)	5	5

Diamondback Energy, Inc. 3.25%, 12/1/2026	8	8

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Enable Midstream Partners LP

4.40%, 3/15/2027	10	11

5.00%, 5/15/2044 (e)	5	5

Energy Transfer LP 3.90%, 7/15/2026	9	10

Enterprise Products Operating LLC 4.45%, 2/15/2043	7	8

Exxon Mobil Corp. 3.00%, 8/16/2039	9	9

Flex Intermediate Holdco LLC

3.36%, 6/30/2031 (c)	5	5

4.32%, 12/30/2039 (c)	5	5

Gray Oak Pipeline LLC

2.60%, 10/15/2025 (c)	15	16

3.45%, 10/15/2027 (c)	5	5

HollyFrontier Corp. 2.63%, 10/1/2023	6	6

MPLX LP 2.65%, 8/15/2030	15	15

NGPL PipeCo LLC 3.25%, 7/15/2031 (c)	5	5

Pioneer Natural Resources Co. 1.90%, 8/15/2030	6	6

Plains All American Pipeline LP 4.65%, 10/15/2025	9	10

Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	7	8

TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	6	6

		170

Pharmaceuticals — 0.2%

Bristol-Myers Squibb Co. 3.40%, 7/26/2029	2	2

Royalty Pharma plc 3.30%, 9/2/2040	15	15

Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	17	18

Viatris, Inc. 3.85%, 6/22/2040	16	17

		52

Professional Services — 0.0% (b)

IHS Markit Ltd. 4.25%, 5/1/2029	10	11

Road & Rail — 0.1%

Kansas City Southern 4.70%, 5/1/2048	3	4

Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (c)	15	15

		19

Semiconductors & Semiconductor Equipment — 0.3%

Analog Devices, Inc. 2.80%, 10/1/2041	4	4

Broadcom, Inc.

1.95%, 2/15/2028 (c)	8	8

4.15%, 11/15/2030	21	24

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued

KLA Corp. 3.30%, 3/1/2050	5	5

Microchip Technology, Inc.

0.97%, 2/15/2024	5	5

0.98%, 9/1/2024 (c)	5	5

NXP BV (China)

2.50%, 5/11/2031 (c)	5	5

3.25%, 5/11/2041 (c)	5	5

Xilinx, Inc. 2.38%, 6/1/2030	11	11

		72

Software — 0.1%

Citrix Systems, Inc. 1.25%, 3/1/2026	5	5

Oracle Corp. 3.80%, 11/15/2037	17	17

VMware, Inc.

1.40%, 8/15/2026	6	6

4.70%, 5/15/2030	10	12

		40

Specialty Retail — 0.1%

AutoZone, Inc. 3.63%, 4/15/2025	9	9

Lowe’s Cos., Inc. 3.70%, 4/15/2046	7	8

O’Reilly Automotive, Inc. 3.90%, 6/1/2029	7	8

		25

Technology Hardware, Storage & Peripherals — 0.1%

Dell International LLC 6.20%, 7/15/2030	15	19

Tobacco — 0.1%

Altria Group, Inc. 2.45%, 2/4/2032	10	9

BAT Capital Corp. (United Kingdom)

2.26%, 3/25/2028	12	12

4.39%, 8/15/2037	5	5

3.73%, 9/25/2040	4	4

		30

Trading Companies & Distributors — 0.1%

Air Lease Corp.

3.38%, 7/1/2025	5	5

2.88%, 1/15/2026	5	5

1.88%, 8/17/2026	10	10

		20

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	21

JPMorgan SmartSpendingSM 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued

Wireless Telecommunication Services — 0.1%

Rogers Communications, Inc. (Canada) 3.70%, 11/15/2049	7	7

T-Mobile USA, Inc.

2.55%, 2/15/2031	15	15

3.00%, 2/15/2041	9	9

		31

Total Corporate Bonds (Cost $2,279)		2,224

U.S. Treasury Obligations — 7.4%

U.S. Treasury Bonds

1.13%, 5/15/2040	61	53

1.13%, 8/15/2040	56	49

1.38%, 11/15/2040	15	14

2.25%, 5/15/2041	8	8

2.25%, 8/15/2046	15	16

1.38%, 8/15/2050	177	155

1.63%, 11/15/2050	64	60

U.S. Treasury Notes

1.38%, 1/31/2022 (f)	268	268

0.13%, 9/15/2023	132	131

1.75%, 7/31/2024	355	362

0.25%, 8/31/2025	228	221

0.38%, 11/30/2025	311	302

0.50%, 8/31/2027	97	93

0.63%, 11/30/2027	125	120

1.25%, 3/31/2028	61	60

1.00%, 7/31/2028	20	19

0.63%, 8/15/2030	2	2

1.13%, 2/15/2031	15	15

U.S. Treasury STRIPS Bonds

1.01%, 8/15/2026 (g)	35	33

1.15%, 5/15/2027 (g)	35	33

2.35%, 5/15/2041 (g)	50	33

Total U.S. Treasury Obligations (Cost $2,076)		2,047

Mortgage-Backed Securities — 5.9%

FHLMC UMBS, 30 Year

Pool # ZL3032, 3.50%, 5/1/2042	8	8

Pool # QB4026, 2.50%, 10/1/2050	18	19

Pool # QB4045, 2.50%, 10/1/2050	13	13

Pool # QB4484, 2.50%, 10/1/2050	7	7

Pool # QB4542, 2.50%, 10/1/2050	5	5

Pool # RA4224, 3.00%, 11/1/2050	5	5

Pool # QB8503, 2.50%, 2/1/2051	15	15

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FNMA

Pool # BS4290, 1.95%, 10/1/2029	100	101

FNMA UMBS, 30 Year

Pool # CA2826, 5.50%, 12/1/2048	12	13

Pool # FM3118, 3.00%, 5/1/2050	7	7

Pool # BQ2894, 3.00%, 9/1/2050	9	9

Pool # BQ3996, 2.50%, 10/1/2050	7	7

Pool # BQ5243, 3.50%, 10/1/2050	4	4

Pool # CA7398, 3.50%, 10/1/2050	11	12

Pool # CA8637, 4.00%, 1/1/2051	32	36

Pool # BU1805, 2.50%, 12/1/2051	20	20

FNMA, Other

Pool # AN2009, 2.70%, 7/1/2026	19	20

Pool # AM3010, 5.07%, 3/1/2028	9	10

Pool # BL8639, 1.09%, 4/1/2028	5	5

Pool # AM5319, 4.34%, 1/1/2029	9	10

Pool # BL5457, 2.57%, 7/1/2029	5	5

Pool # BS0448, 1.27%, 12/1/2029	20	19

Pool # BL9748, 1.60%, 12/1/2029	5	5

Pool # AN7593, 2.99%, 12/1/2029	5	5

Pool # AN8285, 3.11%, 3/1/2030	5	5

Pool # AM8544, 3.08%, 4/1/2030	5	5

Pool # BL9045, 1.58%, 7/1/2030	10	10

Pool # BL9251, 1.45%, 10/1/2030	15	15

Pool # BL9891, 1.37%, 12/1/2030	10	10

Pool # AN6149, 3.14%, 7/1/2032	15	17

Pool # BM3226, 3.44%, 10/1/2032 (h)	29	32

Pool # AN7923, 3.33%, 1/1/2033	10	11

Pool # AN9067, 3.51%, 5/1/2033	5	6

Pool # BL1012, 4.03%, 12/1/2033	5	6

Pool # BL0900, 4.08%, 2/1/2034	5	6

Pool # AN4430, 3.61%, 1/1/2037	4	5

Pool # BF0230, 5.50%, 1/1/2058	21	25

Pool # BF0497, 3.00%, 7/1/2060	12	13

FNMA/FHLMC UMBS, Single Family, 30 Year

TBA, 2.50%, 2/25/2052 (i)	200	204

GNMA II, 30 Year

Pool # BY3432, 3.50%, 9/20/2050	9	9

Pool # BR3929, 3.50%, 10/20/2050	9	9

Pool # BW1726, 3.50%, 10/20/2050	17	18

Pool # BS8546, 2.50%, 12/20/2050	27	28

Pool # BR3928, 3.00%, 12/20/2050	15	16

Pool # BU7538, 3.00%, 12/20/2050	9	10

Pool # 785294, 3.50%, 1/20/2051	27	30

Pool # CA8452, 3.00%, 2/20/2051	34	36

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Mortgage-Backed Securities — continued

Pool # CB1543, 3.00%, 2/20/2051	25	26

Pool # CA3588, 3.50%, 2/20/2051	23	25

Pool # CB1536, 3.50%, 2/20/2051	30	32

Pool # CB1542, 3.00%, 3/20/2051	20	21

Pool # CB4433, 3.00%, 3/20/2051	29	30

Pool # CC0070, 3.00%, 3/20/2051	4	5

Pool # CC8726, 3.00%, 3/20/2051	5	5

Pool # CC8738, 3.00%, 3/20/2051	5	5

Pool # CC8723, 3.50%, 3/20/2051	29	32

Pool # CC0088, 4.00%, 3/20/2051	4	4

Pool # CC0092, 4.00%, 3/20/2051	4	4

Pool # CC8727, 3.00%, 4/20/2051	9	10

Pool # CC8739, 3.00%, 4/20/2051	20	21

Pool # CC8740, 3.00%, 4/20/2051	20	21

Pool # CC8751, 3.00%, 4/20/2051	5	5

Pool # CA3563, 3.50%, 7/20/2051	15	16

Pool # CE2586, 3.50%, 7/20/2051	25	27

Pool # MA7534, 2.50%, 8/20/2051	412	422

Pool # MA7649, 2.50%, 10/20/2051	15	15

Pool # CK1527, 3.50%, 12/20/2051	15	16

GNMA II, Other

Pool # 785183, 2.94%, 10/20/2070 (h)	19	19

Total Mortgage-Backed Securities (Cost $1,669)		1,647

Asset-Backed Securities — 3.3%

ACC Auto Trust

Series 2021-A, Class A, 1.08%, 4/15/2027 (c)	75	75

Aligned Data Centers Issuer LLC

Series 2021-1A, Class A2, 1.94%, 8/15/2046 (c)	25	25

American Airlines Pass-Through Trust

Series 2016-2, Class AA, 3.20%, 6/15/2028	19	19

Series 2016-3, Class AA, 3.00%, 10/15/2028	19	19

Series 2021-1, Class B, 3.95%, 7/11/2030	13	13

Series 2019-1, Class AA, 3.15%, 2/15/2032	23	23

American Credit Acceptance Receivables Trust

Series 2021-1, Class A, 0.35%, 5/13/2024 (c)	5	5

Series 2021-1, Class B, 0.61%, 3/13/2025 (c)	5	5

Series 2020-4, Class C, 1.31%, 12/14/2026 (c)	10	10

AmeriCredit Automobile Receivables Trust

Series 2018-3, Class D, 4.04%, 11/18/2024	10	10

Series 2020-3, Class B, 0.76%, 12/18/2025	10	10

Series 2020-3, Class C, 1.06%, 8/18/2026	5	5

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Business Jet Securities LLC

Series 2021-1A, Class A, 2.16%, 4/15/2036 (c)	84	83

CarMax Auto Owner Trust

Series 2019-3, Class C, 2.60%, 6/16/2025	10	10

Series 2020-4, Class C, 1.30%, 8/17/2026	5	5

Carvana Auto Receivables Trust

Series 2019-4A, Class D, 3.07%, 7/15/2025 (c)	30	31

Series 2020-P1, Class C, 1.32%, 11/9/2026	10	10

Delta Air Lines Pass-Through Trust

Series 2020-1, Class A, 2.50%, 6/10/2028	8	8

Drive Auto Receivables Trust

Series 2020-1, Class D, 2.70%, 5/17/2027	30	31

DT Auto Owner Trust

Series 2019-4A, Class D, 2.85%, 7/15/2025 (c)	20	20

Series 2021-1A, Class C, 0.84%, 10/15/2026 (c)	10	10

Series 2021-2A, Class C, 1.10%, 2/16/2027 (c)	20	20

Series 2021-4A, Class D, 1.99%, 9/15/2027 (c)	25	25

Exeter Automobile Receivables Trust

Series 2021-1A, Class A3, 0.34%, 3/15/2024	6	6

Series 2021-1A, Class B, 0.50%, 2/18/2025	20	20

Series 2021-2A, Class C, 0.98%, 6/15/2026	15	15

FHF Trust

Series 2021-2A, Class A, 0.83%, 12/15/2026 (c)	19	19

Series 2021-1A, Class A, 1.27%, 3/15/2027 (c)	25	24

First Investors Auto Owner Trust

Series 2021-1A, Class B, 0.89%, 3/15/2027 (c)	10	10

Flagship Credit Auto Trust

Series 2021-2, Class A, 0.37%, 12/15/2026 (c)	23	23

Series 2021-1, Class B, 0.68%, 2/16/2027 (c)	10	10

Series 2020-4, Class C, 1.28%, 2/16/2027 (c)	10	10

GLS Auto Receivables Issuer Trust

Series 2020-4A, Class B, 0.87%, 12/16/2024 (c)	10	10

GLS Auto Receivables Trust

Series 2021-2A, Class B, 0.77%, 9/15/2025 (c)	25	25

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	23

JPMorgan SmartSpendingSM 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Asset-Backed Securities — continued

JetBlue Pass-Through Trust

Series 2020-1, Class B, 7.75%, 11/15/2028	6		7

Nissan Auto Receivables Owner Trust

Series 2019-B, Class A3, 2.50%, 11/15/2023	—	(j)	—	(j)

Pagaya AI Debt Selection Trust

Series 2021-1, Class A, 1.18%, 11/15/2027 (c)	77		77

Prestige Auto Receivables Trust

Series 2020-1A, Class C, 1.31%, 11/16/2026 (c)	10		10

Santander Consumer Auto Receivables Trust

Series 2021-AA, Class B, 0.71%, 8/17/2026 (c)	10		10

Santander Drive Auto Receivables Trust

Series 2019-3, Class D, 2.68%, 10/15/2025	11		11

Series 2020-4, Class C, 1.01%, 1/15/2026	5		5

United Airlines Pass-Through Trust

Series 2016-2, Class B, 3.65%, 10/7/2025	3		3

Series 2019-2, Class B, 3.50%, 5/1/2028	6		6

Series 2016-2, Class A, 3.10%, 10/7/2028	4		4

Series 2018-1, Class A, 3.70%, 3/1/2030	9		9

United Auto Credit Securitization Trust

Series 2021-1, Class C, 0.84%, 6/10/2026 (c)	15		15

Veros Auto Receivables Trust

Series 2021-1, Class A, 0.92%, 10/15/2026 (c)	43		43

VOLT XCVII LLC

Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (c) (e)	24		24

Westlake Automobile Receivables Trust

Series 2020-3A, Class C, 1.24%, 11/17/2025 (c)	10		10

Series 2020-3A, Class D, 1.65%, 2/17/2026 (c)	10		10

Series 2021-1A, Class C, 0.95%, 3/16/2026 (c)	25		25

Total Asset-Backed Securities (Cost $917)			913

Collateralized Mortgage Obligations — 0.5%

Bayview Finance LLC 0.00%, 7/12/2033 ‡	20		20

FNMA Trust, Whole Loan

Series 2002-W8, Class A1, 6.50%, 6/25/2042	6		7

FNMA, Grantor Trust, Whole Loan

Series 2001-T12, Class A1, 6.50%, 8/25/2041	3		3

FNMA, REMIC

Series 2018-72, Class VB, 3.50%, 10/25/2031	8		8

Series 2019-7, Class CA, 3.50%, 11/25/2057	33		35

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FNMA, REMIC Trust, Whole Loan

Series 2002-W3, Class A4, 6.50%, 11/25/2041	13	15

Seasoned Credit Risk Transfer Trust

Series 2018-1, Class M60C, 3.50%, 5/25/2057	9	10

Series 2019-2, Class M55D, 4.00%, 8/25/2058	12	13

Series 2019-3, Class M55D, 4.00%, 10/25/2058	12	13

Series 2020-3, Class M5TW, 3.00%, 5/25/2060 ‡	12	12

Series 2020-3, Class TTW, 3.00%, 5/25/2060 ‡	14	13

Total Collateralized Mortgage Obligations (Cost $148)		149

Commercial Mortgage-Backed Securities — 0.5%

ACRE Commercial Mortgage Ltd. (Cayman Islands)

Series 2021-FL4, Class A, 0.93%, 12/18/2037 (c) (h)	10	10

Series 2021-FL4, Class AS, 1.20%, 12/18/2037 (c) (h)	10	10

BPR Trust

Series 2021-KEN, Class A, 1.36%, 2/15/2029 (c) (h)	15	15

FHLMC, Multi-Family Structured Credit Risk

Series 2021-MN2, Class M1, 1.85%, 7/25/2041 (c) (h)	15	15

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K-1511, Class A1, 3.28%, 10/25/2030	9	10

Series K-1510, Class A2, 3.72%, 1/25/2031	5	6

FNMA ACES

Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	4	4

Series 2021-M3, Class X1, IO, 2.00%, 11/25/2033 (h)	96	12

FREMF Mortgage Trust

Series 2017-KGX1, Class BFX, 3.59%, 10/25/2027 (c) (h)	10	10

Series 2016-K56, Class B, 3.94%, 6/25/2049 (c) (h)	5	5

Series 2016-K58, Class B, 3.74%, 9/25/2049 (c) (h)	20	22

KKR Industrial Portfolio Trust

Series 2021-KDIP, Class B, 0.91%, 12/15/2037 ‡ (c) (h)	8	7

Total Commercial Mortgage-Backed Securities (Cost $128)		126

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	DECEMBER 31, 2021

INVESTMENTS	Shares (000)	VALUE ($000)
Short-Term Investments — 4.2%

Investment Companies — 4.2%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (k) (Cost $1,170)	1,170	1,170

Total Investments — 100.5% (Cost $25,511)		27,888
Liabilities in Excess of Other Assets — (0.5)%		(126)

NET ASSETS — 100.0%		27,762

Percentages indicated are based on net assets.

Abbreviations

ACES	Alternative Credit Enhancement Securities
ETF	Exchange-Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2021.
(e)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of December 31, 2021.
(f)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(g)	The rate shown is the effective yield as of December 31, 2021.
(h)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2021.
(i)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(j)	Amount rounds to less than one thousand.
(k)	The rate shown is the current yield as of December 31, 2021.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	25

JPMorgan SmartSpendingSM 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
EURO STOXX 50 Index	6	03/2022	EUR	292	10
MSCI EAFE E-Mini Index	2	03/2022	USD	232	6
Russell 2000 E-Mini Index	1	03/2022	USD	112	3
S&P 500 E-Mini Index	2	03/2022	USD	476	10
U.S. Treasury 10 Year Note	10	03/2022	USD	1,304	9

					38

Abbreviations

EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	DECEMBER 31, 2021

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2021 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan SmartSpendingSM 2015 Fund		JPMorgan SmartSpendingSM 2020 Fund
ASSETS:
Investments in non-affiliates, at value	$10,088		$8,896
Investments in affiliates, at value	20,847		18,992
Cash	1		—
Receivables:
Investment securities sold	433		276
Investment securities sold — delayed delivery securities	26		20
Interest from non-affiliates	29		28
Dividends from affiliates	10		8
Variation margin on futures contracts	60		161
Due from adviser	15		25
Other assets	—		33

Total Assets	31,509		28,439

LIABILITIES:
Payables:
Due to custodian	—		2
Investment securities purchased	317		303
Investment securities purchased — delayed delivery securities	270		224
Fund shares redeemed	138		110
Accrued liabilities:
Distribution fees	—	(a)	—	(a)
Service fees	6		6
Custodian and accounting fees	13		12
Other	61		20

Total Liabilities	805		677

Net Assets	$30,704		$27,762

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan SmartSpendingSM 2015 Fund	JPMorgan SmartSpendingSM 2020 Fund
NET ASSETS:
Paid-in-Capital	$28,598	$25,443
Total distributable earnings (loss)	2,106	2,319

Total Net Assets	$30,704	$27,762

Net Assets:
Class I	$30,561	$27,558
Class R2	26	23
Class R3	26	23
Class R4	27	23
Class R5	27	24
Class R6	37	111

Total	$30,704	$27,762

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class I	1,904	1,682
Class R2	1	1
Class R3	2	1
Class R4	2	2
Class R5	2	2
Class R6	2	7

Net Asset Value (a):
Class I — Offering and redemption price per share	$16.05	$16.38
Class R2 — Offering and redemption price per share	16.03	16.37
Class R3 — Offering and redemption price per share	16.03	16.38
Class R4 — Offering and redemption price per share	16.04	16.38
Class R5 — Offering and redemption price per share	16.05	16.38
Class R6 — Offering and redemption price per share	16.05	16.38

Cost of investments in non-affiliates	$9,795	$8,571
Cost of investments in affiliates	18,791	16,940

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	DECEMBER 31, 2021

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

(Amounts in thousands)

	JPMorgan SmartSpendingSM 2015 Fund		JPMorgan SmartSpendingSM 2020 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$57		$51
Dividend income from non-affiliates	28		26
Dividend income from affiliates	278		255

Total investment income	363		332

EXPENSES:
Investment advisory fees	23		21
Administration fees	12		11
Distribution fees:
Class A (a)	—	(b)	—	(b)
Class R2	—	(b)	—	(b)
Class R3	—	(b)	—	(b)
Service fees:
Class A (a)	—	(b)	—	(b)
Class I	39		35
Class R2	—	(b)	—	(b)
Class R3	—	(b)	—	(b)
Class R4	—	(b)	—	(b)
Class R5	—	(b)	—	(b)
Custodian and accounting fees	18		16
Professional fees	18		18
Trustees’ and Chief Compliance Officer’s fees	13		13
Printing and mailing costs	5		3
Registration and filing fees	45		63
Transfer agency fees (See Note 2.L.)	—	(b)	—	(b)
Other	8		10

Total expenses	181		190

Less fees waived	(35)		(32)
Less expense reimbursements	(102)		(118)

Net expenses	44		40

Net investment income (loss)	319		292

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	—	(b)	18
Investments in affiliates	287		312
Futures contracts	(65)		(113)
Foreign currency transactions	(1)		—	(b)

Net realized gain (loss)	221		217

Distributions of capital gains received from investment company affiliates	60		63
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(141)		(158)
Investments in affiliates	45		46
Futures contracts	111		90
Foreign currency translations	(1)		(7)

Change in net unrealized appreciation/depreciation	14		(29)

Net realized/unrealized gains (losses)	295		251

Change in net assets resulting from operations	$614		$543

(a)	Liquidated on October 14, 2021.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan SmartSpendingSM 2015 Fund		JPMorgan SmartSpendingSM 2020 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$319	$529	$292	$456
Net realized gain (loss)	221	1,618	217	645
Distributions of capital gains received from investment company affiliates	60	48	63	41
Change in net unrealized appreciation/depreciation	14	2,028	(29)	2,442

Change in net assets resulting from operations	614	4,223	543	3,584

DISTRIBUTIONS TO SHAREHOLDERS:
Class A (b)	—	— (c)	—	—	(c)
Class I	(1,740)	(598)	(1,438)	(357)
Class R2	(1)	— (c)	(1)	—	(c)
Class R3	(1)	— (c)	(1)	—	(c)
Class R4	(2)	— (c)	(2)	—	(c)
Class R5	(2)	(1)	(2)	—	(c)
Class R6	(2)	(1)	(6)	(1)

Total distributions to shareholders	(1,748)	(600)	(1,450)	(358)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	903	(1,047)	511	24,932

NET ASSETS:
Change in net assets	(231)	2,576	(396)	28,158
Beginning of period	30,935	28,359	28,158	—

End of period	$30,704	$30,935	$27,762	$28,158

(a)	Commencement of operations was July 1, 2020.
(b)	Liquidated on October 14, 2021.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	DECEMBER 31, 2021

	JPMorgan SmartSpendingSM 2015 Fund			JPMorgan SmartSpendingSM 2020 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021		Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021 (a)
CAPITAL TRANSACTIONS:
Class A (b)
Proceeds from shares issued	$1	$—	(c)	$—	$361
Distributions reinvested	—	—	(c)	—	—	(c)
Cost of shares redeemed	(29)	—		(361)	—

Change in net assets resulting from Class A capital transactions	(28)	—	(c)	(361)	361

Class I
Proceeds from shares issued	—	—	(c)	—	24,880
Distributions reinvested	1,740	598		1,438	357
Cost of shares redeemed	(825)	(1,647)		(658)	(767)

Change in net assets resulting from Class I capital transactions	915	(1,049)		780	24,470

Class R2
Proceeds from shares issued	—	—		—	20
Distributions reinvested	1	—	(c)	1	—	(c)

Change in net assets resulting from Class R2 capital transactions	1	—	(c)	1	20

Class R3
Proceeds from shares issued	—	—		—	20
Distributions reinvested	1	—	(c)	1	—	(c)

Change in net assets resulting from Class R3 capital transactions	1	—	(c)	1	20

Class R4
Proceeds from shares issued	—	—		—	20
Distributions reinvested	2	—	(c)	1	—	(c)

Change in net assets resulting from Class R4 capital transactions	2	—	(c)	1	20

Class R5
Proceeds from shares issued	—	—		—	20
Distributions reinvested	2	1		1	—	(c)

Change in net assets resulting from Class R5 capital transactions	2	1		1	20

Class R6
Proceeds from shares issued	426	—		811	20
Distributions reinvested	2	1		6	1
Cost of shares redeemed	(418)	—		(729)	—

Change in net assets resulting from Class R6 capital transactions	10	1		88	21

Total change in net assets resulting from capital transactions	$903	$(1,047)		$511	$24,932

(a)	Commencement of operations was July 1, 2020.
(b)	Liquidated on October 14, 2021.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	31

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartSpendingSM 2015 Fund				JPMorgan SmartSpendingSM 2020 Fund
	Six Months Ended December 31, 2021 (Unaudited)		Year Ended June 30, 2021		Six Months Ended December 31, 2021 (Unaudited)		Year Ended June 30, 2021 (a)
SHARE TRANSACTIONS:
Class A (b)
Issued	—	(c)	—	(c)	—		22
Reinvested	—		—	(c)	—		—	(c)
Redeemed	(2)		—		(22)		—

Change in Class A Shares	(2)		—	(c)	(22)		22

Class I
Issued	—		—	(c)	—		1,659
Reinvested	108		37		87		22
Redeemed	(50)		(104)		(39)		(47)

Change in Class I Shares	58		(67)		48		1,634

Class R2
Issued	—		—		—		1
Reinvested	—	(c)	—	(c)	—	(c)	—	(c)

Change in Class R2 Shares	—	(c)	—	(c)	—	(c)	1

Class R3
Issued	—		—		—		1
Reinvested	1		—	(c)	—	(c)	—	(c)

Change in Class R3 Shares	1		—	(c)	—	(c)	1

Class R4
Issued	—		—		1		1
Reinvested	—	(c)	1		—	(c)	—	(c)

Change in Class R4 Shares	—	(c)	1		1		1

Class R5
Issued	—		—		1		1
Reinvested	—	(c)	—	(c)	—	(c)	—	(c)

Change in Class R5 Shares	—	(c)	—	(c)	1		1

Class R6
Issued	25		—		46		2
Reinvested	—	(c)	—	(c)	1		—	(c)
Redeemed	(25)		—		(42)		—

Change in Class R6 Shares	—	(c)	—	(c)	5		2

(a)	Commencement of operations was July 1, 2020.
(b)	Liquidated on October 14, 2021.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	DECEMBER 31, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2021	J.P. MORGAN FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartSpendingSM 2015 Fund
Class I
Six Months Ended December 31, 2021 (Unaudited)	$16.67	$0.17	$0.16	$0.33	$(0.32)	$(0.63)	$(0.95)
Year Ended June 30, 2021	14.75	0.28	1.96	2.24	(0.32)	—	(0.32)
Year Ended June 30, 2020	15.99	0.38	(0.67)	(0.29)	(0.45)	(0.50)	(0.95)
Year Ended June 30, 2019	15.87	0.44	0.42	0.86	(0.43)	(0.31)	(0.74)
Year Ended June 30, 2018	15.66	0.39	0.25	0.64	(0.26)	(0.17)	(0.43)
December 30, 2016 (h) through June 30, 2017	15.00	0.16	0.64	0.80	(0.14)	—	(0.14)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	16.61	0.13	0.16	0.29	(0.24)	(0.63)	(0.87)
Year Ended June 30, 2021	14.70	0.20	1.95	2.15	(0.24)	—	(0.24)
Year Ended June 30, 2020	15.94	0.28	(0.67)	(0.39)	(0.35)	(0.50)	(0.85)
Year Ended June 30, 2019	15.83	0.33	0.42	0.75	(0.33)	(0.31)	(0.64)
Year Ended June 30, 2018	15.66	0.29	0.25	0.54	(0.20)	(0.17)	(0.37)
December 30, 2016 (h) through June 30, 2017	15.00	0.11	0.64	0.75	(0.09)	—	(0.09)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	16.64	0.15	0.15	0.30	(0.28)	(0.63)	(0.91)
Year Ended June 30, 2021	14.72	0.24	1.95	2.19	(0.27)	—	(0.27)
Year Ended June 30, 2020	15.96	0.32	(0.67)	(0.35)	(0.39)	(0.50)	(0.89)
Year Ended June 30, 2019	15.85	0.37	0.42	0.79	(0.37)	(0.31)	(0.68)
Year Ended June 30, 2018	15.66	0.33	0.25	0.58	(0.22)	(0.17)	(0.39)
December 30, 2016 (h) through June 30, 2017	15.00	0.13	0.64	0.77	(0.11)	—	(0.11)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	16.67	0.17	0.15	0.32	(0.32)	(0.63)	(0.95)
Year Ended June 30, 2021	14.75	0.28	1.95	2.23	(0.31)	—	(0.31)
Year Ended June 30, 2020	15.98	0.36	(0.66)	(0.30)	(0.43)	(0.50)	(0.93)
Year Ended June 30, 2019	15.86	0.41	0.43	0.84	(0.41)	(0.31)	(0.72)
Year Ended June 30, 2018	15.66	0.37	0.25	0.62	(0.25)	(0.17)	(0.42)
December 30, 2016 (h) through June 30, 2017	15.00	0.15	0.64	0.79	(0.13)	—	(0.13)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	16.68	0.19	0.16	0.35	(0.35)	(0.63)	(0.98)
Year Ended June 30, 2021	14.76	0.30	1.95	2.25	(0.33)	—	(0.33)
Year Ended June 30, 2020	15.99	0.38	(0.66)	(0.28)	(0.45)	(0.50)	(0.95)
Year Ended June 30, 2019	15.87	0.44	0.42	0.86	(0.43)	(0.31)	(0.74)
Year Ended June 30, 2018	15.66	0.39	0.25	0.64	(0.26)	(0.17)	(0.43)
December 30, 2016 (h) through June 30, 2017	15.00	0.16	0.64	0.80	(0.14)	—	(0.14)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	16.69	0.25	0.10	0.35	(0.36)	(0.63)	(0.99)
Year Ended June 30, 2021	14.77	0.32	1.95	2.27	(0.35)	—	(0.35)
Year Ended June 30, 2020	16.00	0.40	(0.66)	(0.26)	(0.47)	(0.50)	(0.97)
Year Ended June 30, 2019	15.88	0.45	0.42	0.87	(0.44)	(0.31)	(0.75)
Year Ended June 30, 2018	15.66	0.41	0.25	0.66	(0.27)	(0.17)	(0.44)
December 30, 2016 (h) through June 30, 2017	15.00	0.17	0.64	0.81	(0.15)	—	(0.15)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$16.05	2.01%	$30,561	0.28%		2.06%		1.16%		14%
16.67	15.28	30,778	0.27		1.76		1.26		107
14.75	(2.06)	28,222	0.22		2.46		1.41		125
15.99	5.75	30,411	0.19		2.79		1.44		50
15.87	4.12	30,323	0.19	(g)	2.46	(g)	1.36	(g)	30
15.66	5.36	30,795	0.19	(g)	2.09	(g)	1.26	(g)	8

16.03	1.79	26	0.77		1.57		1.69		14
16.61	14.67	26	0.78		1.25		1.82		107
14.70	(2.68)	22	0.85		1.83		2.08		125
15.94	5.05	23	0.85		2.13		1.97		50
15.83	3.46	21	0.85	(g)	1.80	(g)	2.00	(g)	30
15.66	5.02	21	0.84	(g)	1.44	(g)	4.09	(g)	8

16.03	1.84	26	0.53		1.81		1.45		14
16.64	14.98	26	0.53		1.50		2.01		107
14.72	(2.45)	22	0.60		2.08		4.58		125
15.96	5.29	23	0.60		2.38		1.72		50
15.85	3.74	22	0.60	(g)	2.05	(g)	1.75	(g)	30
15.66	5.15	21	0.59	(g)	1.69	(g)	3.82	(g)	8

16.04	1.96	27	0.28		2.06		1.19		14
16.67	15.22	26	0.28		1.75		1.54		107
14.75	(2.14)	23	0.35		2.33		3.05		125
15.98	5.60	23	0.35		2.63		1.47		50
15.86	3.96	22	0.35	(g)	2.30	(g)	1.50	(g)	30
15.66	5.27	21	0.35	(g)	1.94	(g)	3.57	(g)	8

16.05	2.11	27	0.13		2.21		1.03		14
16.68	15.37	26	0.13		1.90		1.75		107
14.76	(2.00)	23	0.20		2.48		5.06		125
15.99	5.74	23	0.20		2.78		1.32		50
15.87	4.11	22	0.21	(g)	2.44	(g)	1.36	(g)	30
15.66	5.35	21	0.20	(g)	2.09	(g)	3.43	(g)	8

16.05	2.14	37	0.03		2.94		0.94		14
16.69	15.47	26	0.04		2.00		1.09		107
14.77	(1.91)	23	0.10		2.58		1.21		125
16.00	5.84	23	0.10		2.88		1.23		50
15.88	4.24	22	0.10	(g)	2.55	(g)	1.25	(g)	30
15.66	5.40	21	0.10	(g)	2.19	(g)	3.33	(g)	8

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartSpendingSM 2020 Fund
Class I
Six Months Ended December 31, 2021 (Unaudited)	$16.94	$0.18	$0.15	$0.33	$(0.34)	$(0.55)	$(0.89)
July 1, 2020 (g) through June 30, 2021	15.00	0.27	1.88	2.15	(0.15)	(0.06)	(0.21)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	16.90	0.13	0.15	0.28	(0.26)	(0.55)	(0.81)
July 1, 2020 (g) through June 30, 2021	15.00	0.19	1.88	2.07	(0.11)	(0.06)	(0.17)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	16.92	0.16	0.15	0.31	(0.30)	(0.55)	(0.85)
July 1, 2020 (g) through June 30, 2021	15.00	0.23	1.88	2.11	(0.13)	(0.06)	(0.19)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	16.94	0.18	0.15	0.33	(0.34)	(0.55)	(0.89)
July 1, 2020 (g) through June 30, 2021	15.00	0.27	1.88	2.15	(0.15)	(0.06)	(0.21)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	16.95	0.19	0.15	0.34	(0.36)	(0.55)	(0.91)
July 1, 2020 (g) through June 30, 2021	15.00	0.30	1.87	2.17	(0.16)	(0.06)	(0.22)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	16.96	0.19	0.16	0.35	(0.38)	(0.55)	(0.93)
July 1, 2020 (g) through June 30, 2021	15.00	0.31	1.88	2.19	(0.17)	(0.06)	(0.23)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Commencement of operations.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$16.38	1.95%	$27,558	0.28%		2.07%		1.35%		15%
16.94	14.42	27,681	0.29	(h)	1.69	(h)	1.47	(h)	95

16.37	1.66	23	0.79		1.57		1.87		15
16.90	13.89	22	0.78	(h)	1.19	(h)	2.14	(h)	95

16.38	1.84	23	0.54		1.82		1.62		15
16.92	14.15	23	0.54	(h)	1.44	(h)	1.89	(h)	95

16.38	1.96	23	0.29		2.08		1.37		15
16.94	14.42	23	0.29	(h)	1.69	(h)	1.64	(h)	95

16.38	2.05	24	0.13		2.24		1.21		15
16.95	14.57	23	0.14	(h)	1.84	(h)	1.50	(h)	95

16.38	2.08	111	0.03		2.16		1.18		15
16.96	14.69	23	0.04	(h)	1.94	(h)	1.40	(h)	95

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

(Dollar values in thousands)

1. Organization

JPMorgan Trust IV (the “Trust”) was formed on November 11, 2015, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 11, 2015 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan SmartSpendingSM 2015 Fund	Class A(1), Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartSpendingSM 2020 Fund(2)	Class A(1), Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified

(1)	Class was liquidated on October 14, 2021.
(2)	Commenced operations on July 1, 2020.

The investment objective of JPMorgan SmartSpendingSM 2015 Fund (“SmartSpendingSM 2015 Fund”) and JPMorgan SmartSpendingSM 2020 Fund (“SmartSpendingSM 2020 Fund”) is to seek to provide total return consisting of current income and some capital appreciation.

Effective as of close of business on November 21, 2021, all share classes of SmartSpendingSM 2020 Fund, with the exception of Class A Shares, are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provided for a front-end sales charge. No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may have been subject to a CDSC as described in the Funds’ prospectus. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where

38	J.P. MORGAN FUNDS	DECEMBER 31, 2021

sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

SmartSpendingSM 2015 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$1,227	$—	$1,227
Collateralized Mortgage Obligations	—	111	58	169
Commercial Mortgage-Backed Securities	—	148	7	155
Corporate Bonds	—	2,422	—	2,422
Exchange-Traded Funds	9,121	—	—	9,121
Investment Companies	12,155	—	—	12,155
Mortgage-Backed Securities	—	1,844	—	1,844
U.S. Treasury Obligations	—	2,194	—	2,194
Short-Term Investments
Investment Companies	1,648	—	—	1,648

Total Investments in Securities	$22,924	$7,946	$65	$30,935

Appreciation in Other Financial Instruments
Futures Contracts	$55	$—	$—	$55

DECEMBER 31, 2021	J.P. MORGAN FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

SmartSpendingSM 2020 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$913	$—	$913
Collateralized Mortgage Obligations	—	104	45	149
Commercial Mortgage-Backed Securities	—	119	7	126
Corporate Bonds	—	2,224	—	2,224
Exchange-Traded Funds	8,069	—	—	8,069
Investment Companies	11,543	—	—	11,543
Mortgage-Backed Securities	—	1,647	—	1,647
U.S. Treasury Obligations	—	2,047	—	2,047
Short-Term Investments
Investment Companies	1,170	—	—	1,170

Total Investments in Securities	$20,782	$7,054	$52	$27,888

Appreciation in Other Financial Instruments
Futures Contracts	$38	$—	$—	$38

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of December 31, 2021, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Funds purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

The Funds had when-issued securities, delayed delivery securities or forward commitments outstanding as of December 31, 2021, which are shown as a Receivable for Investment securities sold — delayed delivery securities and a Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at December 31, 2021 are detailed on the SOIs.

D. Investment Transactions with Affiliates — The Funds invested in /Underlying Funds and ETFs, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers

40	J.P. MORGAN FUNDS	DECEMBER 31, 2021

listed in the tables below to be affiliated issuers. The Underlying Funds’ and ETFs’ distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

SmartSpendingSM 2015 Fund

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$3,012	$138	$157	$33		$(36)	$2,990	50	$65		$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	591	—	93	20		71	589	5	8		—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	593	13	—	—		(27)	579	75	13		—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	593	20	—	—		(28)	585	76	20		—
JPMorgan Equity Index Fund Class R6 Shares (a)	3,989	295	760	222		143	3,889	54	26		52
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	389	6	—	—		— (b)	395	44	6		—
JPMorgan High Yield Fund Class R6 Shares (a)	1,112	73	67	3		(14)	1,107	153	26		—
JPMorgan High Yield Research Enhanced ETF (a)	1,301	—	—	—		(13)	1,288	25	32		—
JPMorgan Income Fund Class R6 Shares (a)	769	15	—	—		(14)	770	82	15		—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	2,345	29	90	5		21	2,310	210	30		—
JPMorgan Managed Income Fund Class L Shares(a)	20	—	20	—	(b)	— (b)	—	—	—	(b)	—
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	2,528	28	—	—		(36)	2,520	259	21		6
JPMorgan U.S. Aggregate Bond ETF (a)	2,262	391	458	4		(22)	2,177	40	16		2
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c)	1,788	2,376	2,516	—		—	1,648	1,648	—	(b)	—

Total	$21,292	$3,384	$4,161	$287		$45	$20,847		$278		$60

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of December 31, 2021.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

SmartSpendingSM 2020 Fund

For the six months ended December 31, 2021
Security Description	Value at July 2, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$2,633	$281	$233	$49		$(50)	$2,680	45	$59		$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	528	—	41	11		70	568	5	8		—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	514	63	—	—		(24)	553	72	12		—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	514	38	19	—	(b)	(25)	508	66	18		—
JPMorgan Equity Index Fund Class R6 Shares (a)	4,111	462	855	242		145	4,105	57	27		55
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	349	5	—	—		— (b)	354	40	5		—
JPMorgan High Yield Fund Class R6 Shares (a)	1,001	76	75	7		(16)	993	137	23		—
JPMorgan High Yield Research Enhanced ETF (a)	1,219	47	99	—	(b)	(12)	1,155	22	30		—
JPMorgan Income Fund Class R6 Shares (a)	693	13	—	—		(12)	694	74	13		—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	2,096	26	45	2		21	2,100	191	27		—
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	2,313	66	111	1		(33)	2,236	230	19		6
JPMorgan U.S. Aggregate Bond ETF (a)	1,924	467	497	—	(b)	(18)	1,876	35	14		2
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c)	1,396	2,591	2,817	—		—	1,170	1,170	—	(b)	—

Total	$19,291	$4,135	$4,792	$312		$46	$18,992		$255		$63

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of December 31, 2021.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

42	J.P. MORGAN FUNDS	DECEMBER 31, 2021

F. Futures Contracts — The Funds used index and treasury futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity priceand interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2021:

	SmartSpendingSM 2015 Fund	SmartSpendingSM 2020 Fund
Futures Contracts:
Average Notional Balance Long	$2,842	$1,977
Average Notional Balance Short	729	638
Ending Notional Balance Long	3,260	2,416

G. Summary of Derivatives Information

The following tables present the value of derivatives held as of December 31, 2021 by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

	SmartSpendingSM 2015 Fund	SmartSpendingSM 2020 Fund
Equity Risk Exposure:
Unrealized Depreciation on Futures Contracts*	$44	$29

Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts*	11	9

Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts*	55	38

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

The following tables present the effect of derivatives on the Statements of Operations for the six months ended December 31, 2021, by primary underlying risk exposure:

	SmartSpendingSM 2015 Fund	SmartSpendingSM 2020 Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$(4)	$(69)

Interest Rate Risk Exposure:
Futures Contracts	(61)	(44)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	85	70

Interest Rate Risk Exposure:
Futures Contracts	26	20

The Funds’ derivatives contracts held at December 31, 2021 are not accounted for as hedging instruments under GAAP.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Distributions of net investment income and realized capital gains from the Underlying Funds and ETFs are recorded on the ex-dividend date.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

J. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2021 are as follows:

	Class A		Class I		Class R2		Class R3		Class R4		Class R5		Class R6		Total
SmartSpendingSM 2015 Fund
Transfer agency fees	$—	(a)	$—	(a)	$—	(a)	$—	(a)	$—	(a)	$—	(a)	$—	(a)	$—	(a)

SmartSpendingSM 2020 Fund
Transfer agency fees	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

(a)	Amount rounds to less than one thousand.

The Funds invested in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2021, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal yearsremain subject to examination by the Internal Revenue Service.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income

44	J.P. MORGAN FUNDS	DECEMBER 31, 2021

and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.15% of each Fund’s respective average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2021, the effective annualized rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class R2	Class R3
0.50%	0.25%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2021, JPMDS did not retain any front-end sales charges or CDSC.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class I	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Funds, Underlying Funds and ETFs (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses

DECEMBER 31, 2021	J.P. MORGAN FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

incurred by the Funds and any Underlying Fund and ETFs and acquired fund fees incurred by an Underlying Fund and ETFs) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
SmartSpendingSM 2015 Fund	0.44%	0.94%	0.69%	0.44%	0.29%	0.19%
SmartSpendingSM 2020 Fund	0.44	0.94	0.69	0.44	0.29	0.19

The expense limitation agreements were in effect for the six months ended December 31, 2021 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2022.

The Underlying Funds and ETFs may impose separate advisory and service fees. To avoid charging a service fee at an effective rate above 0.25% for Class A, Class I, Class R2, Class R3 and Class R4 Shares and above 0.10% for Class R5 Shares, JPMDS will waive service fees with respect to the Fund in an amount equal to the weighted average pro-rata amount of service fees charged by the Underlying Funds and ETFs. These waivers may be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s service fees.

For the six months ended December 31, 2021, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees		Total	Contractual Reimbursement
SmartSpendingSM 2015 Fund	$23	$12	$—	(a)	$35	$102
SmartSpendingSM 2020 Fund	21	11	—	(a)	32	118

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2021, SmartSpendingSM 2020 Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
SmartSpendingSM 2015 Fund	$3,869	$3,891	$281	$732
SmartSpendingSM 2020 Fund	3,859	4,088	253	419

46	J.P. MORGAN FUNDS	DECEMBER 31, 2021

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2021 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SmartSpendingSM 2015 Fund	$28,586	$2,607	$203	$2,404
SmartSpendingSM 2020 Fund	25,511	2,601	186	2,415

At June 30, 2021, the Funds did not have any net capital loss carryforwards.

Specified ordinary losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2021, the Funds deferred to July 1, 2021 the following specified ordinary losses of:

Specified Ordinary Losses
SmartSpendingSM 2015 Fund	$1
SmartSpendingSM 2020 Fund	2

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the six months ended December 31, 2021.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2021.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.25%, which has decreased to 1.00% pursuant to the amendment referenced below (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

As of December 31, 2021, the Adviser owned shares representing more than 10% of net assets of the following Funds:

	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund
SmartSpendingSM 2015 Fund	1	99.9%
SmartSpendingSM 2020 Fund	1	99.7

The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage-pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy, such as an interest rate increase by the Federal Reserve. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

Each Fund invests in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

Because of the Funds’ investments in the Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

48	J.P. MORGAN FUNDS	DECEMBER 31, 2021

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Other Matters

SmartSpendingSM 2015 Fund will change its fund name to SmartRetirement 2015 Fund on or about March 18, 2022.

At their meeting on November 17, 2021, the Board approved the liquidation of the SmartSpendingSM 2020 Fund which is expected to occur on or about April 22, 2022.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	49

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2021, and continued to hold your shares at the end of the reporting period, December 31, 2021.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartSpendingSM 2015 Fund
Class I
Actual	$1,000.00	$1,020.10	$1.43	0.28%
Hypothetical	1,000.00	1,023.79	1.43	0.28
Class R2
Actual	1,000.00	1,017.90	3.92	0.77
Hypothetical	1,000.00	1,021.32	3.92	0.77
Class R3
Actual	1,000.00	1,018.40	2.70	0.53
Hypothetical	1,000.00	1,022.53	2.70	0.53
Class R4
Actual	1,000.00	1,019.60	1.43	0.28
Hypothetical	1,000.00	1,023.79	1.43	0.28
Class R5
Actual	1,000.00	1,021.10	0.66	0.13
Hypothetical	1,000.00	1,024.55	0.66	0.13
Class R6
Actual	1,000.00	1,021.40	0.15	0.03
Hypothetical	1,000.00	1,025.05	0.15	0.03

50	J.P. MORGAN FUNDS	DECEMBER 31, 2021

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartSpendingSM 2020 Fund
Class I
Actual	$1,000.00	$1,019.50	$1.43	0.28%
Hypothetical	1,000.00	1,023.79	1.43	0.28
Class R2
Actual	1,000.00	1,016.60	4.02	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class R3
Actual	1,000.00	1,018.40	2.75	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Class R4
Actual	1,000.00	1,019.60	1.48	0.29
Hypothetical	1,000.00	1,023.74	1.48	0.29
Class R5
Actual	1,000.00	1,020.50	0.66	0.13
Hypothetical	1,000.00	1,024.55	0.66	0.13
Class R6
Actual	1,000.00	1,020.80	0.15	0.03
Hypothetical	1,000.00	1,025.05	0.15	0.03

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2021	J.P. MORGAN FUNDS	51

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2021, at which the Trustees considered the continuation of the investment advisory agreement for each Fund whose semi-annual report is contained herein ( each an “Advisory Agreement” and collectively, the “Advisory Agreements”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for each Fund and the other J.P. Morgan Funds overseen by the Board in which each Fund may invest (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2021.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and the Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and Underlying Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent management investment firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds and/or Underlying Funds, including risk and performance return assessment as compared to the Funds’ and/or

Underlying Funds’ objectives, benchmarks, and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds and Underlying Funds throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Funds and their shareholders throughout this period. The Trustees also considered information provided by the Adviser

52	J.P. MORGAN FUNDS	DECEMBER 31, 2021

and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Funds and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds and/or

Underlying Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for the Fund and/or Underlying Funds.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with each Fund’s investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”), which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale. The Trustees also noted that other Funds which had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses. The Trustees noted that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing

DECEMBER 31, 2021	J.P. MORGAN FUNDS	53

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets. The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one- and three-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for certain Funds by the Trustees’ independent consultant.. The special analysis includes a multi-factor quantitative scoring system for summarizing a Fund’s historical investment performance. The approach relies on multiple metrics, incorporates several time periods, adjusts for risk and considers how a fund’s customized peer group (as selected by the independent consultant) has performed. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that based upon the Universe, the SmartSpendingSM 2015 Fund’s performance for Class A, Class I and Class R6 shares was in the fifth quintile for both the one- and three-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted the performance of the SmartSpendingSM 2020 Fund’s since its inception on July 1, 2020, as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. At its November 2021 meeting, the Board approved the Fund’s liquidation on or about April 25, 2022.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and

54	J.P. MORGAN FUNDS	DECEMBER 31, 2021

compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place for each Fund, the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that based upon the Universe, the SmartSpending 2015 Fund’s net advisory fee and actual total expenses for Class A and Class R6 shares were both in the first quintile. The Trustees noted that based upon the Universe, the net advisory fee for Class I shares was in the first quintile, and that the actual total expenses for Class I shares were in the second quintile. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreements of the Underlying Funds in which the Fund invests.

The Trustees noted that based upon the Universe, the SmartSpending 2020 Fund’s net advisory fee and actual total expenses for Class A and Class R6 shares were both in the first quintile. The Trustees noted that based upon the Universe, the net advisory fee for Class I shares was in the first quintile, and that the actual total expenses were in the second quintile. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreements of the Underlying Funds in which the Fund invests.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	55

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPMorgan Trust IV (the “Trust”) held a special meeting of shareholders on October 27, 2021, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust, including the Funds. The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee

John F. Finn
In Favor	6,478,459
Withheld	59,314

Steven P. Fisher
In Favor	6,504,144
Withheld	33,629

Gary L. French
In Favor	6,504,712
Withheld	33,061

Kathleen M. Gallagher
In Favor	6,506,726
Withheld	31,047

Robert J. Grassi
In Favor	6,504,765
Withheld	33,008

Frankie D. Hughes
In Favor	6,503,505
Withheld	34,269

Raymond Kanner
In Favor	6,505,098
Withheld	32,675

Thomas P. Lemke
In Favor	6,504,411
Withheld	33,363

Votes Received (Amounts in thousands)
Lawrence R. Maffia
In Favor	6,504,157
Withheld	33,616

Mary E. Martinez
In Favor	6,506,889
Withheld	30,885

Marilyn McCoy
In Favor	6,507,227
Withheld	30,546

Dr. Robert A. Oden, Jr.
In Favor	6,492,324
Withheld	45,450

Marian U. Pardo
In Favor	6,505,978
Withheld	31,796

Emily A. Youssouf
In Favor	6,506,064
Withheld	31,710

Interested Nominee

Robert F. Deutsch
In Favor	6,503,180
Withheld	34,594

Nina O. Shenker
In Favor	6,505,581
Withheld	32,193

56	J.P. MORGAN FUNDS	DECEMBER 31, 2021

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. December 2021.	SAN-SS-1221

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust IV

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 3, 2022

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
March 3, 2022